The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2021 and 2020

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2021 and 2020, and the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Deferred Acquisition Costs Asset and Future Contract Benefits Liability
Description of the Matter

At December 31, 2021, deferred acquisition costs totaled $5.8 billion and future contract benefits liabilities totaled $40.4 billion, a portion of which related to universal life-type contracts with secondary guarantees and variable annuity contracts with guaranteed benefit riders.

The carrying amount of the deferred acquisition costs related to these products is the total of costs deferred less amortization, which is calculated in relation to the present value of estimated gross profits of the underlying contracts. As described in Notes 1 (see section on DAC, VOBA, DSI and DFEL) and 7 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions, such as expected future frequency and level of mortality claims, investment margins, retention and rider utilization. Management’s assumptions are adjusted, also known as unlocked, for emerging experience and expected changes in trends. The unlocking results in deferred acquisition cost amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 1 to the consolidated financial statements (see section on Future Contract Benefits), there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which are consistent with the assumptions used to amortize the related deferred acquisition cost asset as noted above and which include expected future frequency and level of mortality claims, investment margins, retention and rider utilization.

Auditing the valuation of deferred acquisition costs and future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of both the amortization of deferred acquisition costs and the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the deferred acquisition costs and future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the estimated gross profits related to deferred acquisition costs and the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of estimated gross profits related to deferred policy acquisition costs and the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Variable Annuity Guaranteed Living Benefit Riders Embedded Derivatives
Description of the Matter

The Company’s variable annuity guaranteed living benefit riders include an embedded derivative, represented by an asset totaling $2.0 billion as of December 31, 2021, related to the non-life contingent feature of the product which is accounted for at fair value, with changes in fair value recognized in income. As described in Notes 1 (see section on Future Contract Benefits), 5 and 20 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the embedded derivative because of the sensitivity of certain assumptions underlying the estimate, including stock market performance, policy lapse experience and rider utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the embedded derivative.

Auditing the valuation of the embedded derivative related to variable annuity guaranteed living benefit riders was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the value of the embedded derivative.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the embedded derivative estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the embedded derivative. This included testing controls related to management’s evaluation of current and future market conditions and the need to update policy lapse and rider utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the embedded derivative for a sample of contracts which we compared to the fair value model used by management.

Valuation of Goodwill for the Life Insurance Reporting Unit
Description of the Matter

At December 31, 2021, the Company’s goodwill was $1.8 billion, of which $634 million related to the Company’s Life Insurance reporting unit. As discussed in Notes 1 (see section on Goodwill) and 9 of the consolidated financial statements, goodwill is tested for impairment at least annually at the reporting unit level. Determining the fair value of the Life Insurance reporting unit as part of the goodwill impairment analysis is sensitive to significant assumptions such as the discount rate, which reflects the market expected, weighted-average rate of return adjusted for the risk factors associated with the operations, and other relevant assumptions impacting projected financial information, such as the profitability of new and in-force business, all of which are affected by expectations about future market or economic conditions.

Auditing the fair value of the Company’s Life Insurance reporting unit was complex and required the involvement of our valuation and actuarial specialists due to the high degree of judgment used by management.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s goodwill impairment review process. This included, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in the estimation process, including management’s determination of the applicable discount rate, and other assumptions for the Life Insurance reporting unit.

We involved actuarial and valuation specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to current industry and economic trends, recent market transactions and other relevant factors. We reviewed the historical accuracy of management’s estimate and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the Life Insurance reporting unit that would result from changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 8, 2022

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2021	2020
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $104,526; 2020 - $103,021; allowance for credit losses: 2021 - $19; 2020 - $13)	$117,511	$121,111
Trading securities	4,427	4,442
Equity securities	314	127
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $739; 2020 - $832)	17,893	16,681
Policy loans	2,349	2,411
Derivative investments	5,437	3,109
Other investments	3,449	3,025
Total investments	151,380	150,906
Cash and invested cash	2,331	1,462
Deferred acquisition costs and value of business acquired	5,985	5,824
Premiums and fees receivable	580	484
Accrued investment income	1,157	1,217
Reinsurance recoverables, net of allowance for credit losses	22,755	18,752
Funds withheld reinsurance assets	517	530
Goodwill	1,778	1,778
Other assets	22,949	19,401
Separate account assets	182,583	167,965
Total assets	$392,015	$368,319

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,416	$40,146
Other contract holder funds	111,174	104,858
Short-term debt	1,084	497
Long-term debt	2,334	2,412
Reinsurance related embedded derivatives	578	540
Funds withheld reinsurance liabilities	7,089	7,179
Payables for collateral on investments	8,936	6,215
Other liabilities	15,441	13,466
Separate account liabilities	182,583	167,965
Total liabilities	369,635	343,278

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,950	11,853
Retained earnings	3,886	4,167
Accumulated other comprehensive income (loss)	6,544	9,021
Total stockholder’s equity	22,380	25,041
Total liabilities and stockholder’s equity	$392,015	$368,319

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Insurance premiums	$5,359	$5,122	$5,277
Fee income	6,612	6,120	6,247
Net investment income	5,844	5,264	4,962
Realized gain (loss)	89	(526)	(828)
Amortization of deferred gain on business sold through reinsurance	40	33	27
Other revenues	657	553	507
Total revenues	18,601	16,566	16,192
Expenses
Interest credited	2,893	2,899	2,754
Benefits	8,039	8,050	7,585
Commissions and other expenses	5,546	4,889	5,065
Interest and debt expense	114	125	145
Spark and strategic digitization expense	87	68	66
Total expenses	16,679	16,031	15,615
Income (loss) before taxes	1,922	535	577
Federal income tax expense (benefit)	293	(56)	(37)
Net income (loss)	1,629	591	614
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,480)	3,177	5,173
Funded status of employee benefit plans	3	8	4
Total other comprehensive income (loss), net of tax	(2,477)	3,185	5,177
Comprehensive income (loss)	$(848)	$3,776	$5,791

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Common Stock
Balance as of beginning-of-year	$11,853	$11,312	$11,237
Capital contribution from Lincoln National Corporation	65	510	50
Stock compensation/issued for benefit plans	32	31	25
Balance as of end-of-year	11,950	11,853	11,312

Retained Earnings
Balance as of beginning-of-year	4,167	4,437	4,423
Cumulative effect from adoption of new accounting standards	-	(201)	-
Net income (loss)	1,629	591	614
Dividends paid to Lincoln National Corporation	(1,910)	(660)	(600)
Balance as of end-of-year	3,886	4,167	4,437

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	9,021	5,836	659
Other comprehensive income (loss), net of tax	(2,477)	3,185	5,177
Balance as of end-of-year	6,544	9,021	5,836
Total stockholder’s equity as of end-of-year	$22,380	$25,041	$21,585

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2021	2020	2019
Cash Flows from Operating Activities
Net income (loss)	$1,629	$591	$614
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	(89)	526	828
Trading securities purchases, sales and maturities, net	(108)	253	(2,522)
Amortization of deferred gain on business sold through reinsurance	(40)	(33)	(27)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	292	68	(448)
Premiums and fees receivable	(95)	(20)	104
Accrued investment income	8	(88)	(22)
Insurance liabilities and reinsurance-related balances	(585)	392	(1,195)
Accrued expenses	367	(21)	89
Federal income tax accruals	264	(134)	(282)
Cash management agreement	(1,286)	(1,341)	(1,115)
Other	(165)	92	343
Net cash provided by (used in) operating activities	192	285	(3,633)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,834)	(16,149)	(14,927)
Sales of available-for-sale securities and equity securities	2,341	1,214	6,771
Maturities of available-for-sale securities	9,417	5,180	6,426
Purchases of alternative investments	(754)	(395)	(433)
Sales and repayments of alternative investments	377	171	131
Issuance of mortgage loans on real estate	(3,062)	(1,790)	(4,218)
Repayment and maturities of mortgage loans on real estate	1,873	1,133	1,144
Issuance (repayment) of policy loans, net	61	49	32
Net change in collateral on investments, derivatives and related settlements	3,095	1,775	349
Other	(253)	(149)	(259)
Net cash provided by (used in) investing activities	(3,739)	(8,961)	(4,984)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	510	50
Payment of long-term debt, including current maturities	(60)	(30)	(28)
Issuance of long-term debt, net of issuance costs	-	30	28
Issuance (payment) of short-term debt	587	(112)	321
Payment related to sale-leaseback transactions	(59)	(47)	(83)
Proceeds from certain financing arrangements	159	109	107
Deposits of fixed account values, including the fixed portion of variable	12,622	14,009	16,049
Withdrawals of fixed account values, including the fixed portion of variable	(6,575)	(6,069)	(5,800)
Transfers to and from separate accounts, net	(340)	528	(1,362)
Common stock issued for benefit plans	(13)	(9)	(34)
Dividends paid to Lincoln National Corporation	(1,910)	(660)	(600)
Other	(60)	-	-
Net cash provided by (used in) financing activities	4,416	8,259	8,648

Net increase (decrease) in cash, invested cash and restricted cash	869	(417)	31
Cash, invested cash and restricted cash as of beginning-of-year	1,462	1,879	1,848
Cash, invested cash and restricted cash as of end-of-year	$2,331	$1,462	$1,879

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). Effective October 1, 2021, Lincoln Life Assurance Company of Boston (“LLACB”) was merged into LNL, which had no impact on our consolidated financial statements. We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

●Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

●Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

●Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

●Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

●Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

●State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

●Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

●The estimated range and average period until recovery;

●The estimated range and average holding period to maturity;

●Remaining payment terms of the security;

●Current delinquencies and nonperforming assets of underlying collateral;

●Expected future default rates;

●Collateral value by vintage, geographic region, industry concentration or property type;

●Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

●Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

●The current economic environment and market conditions;

●Our business strategy and current business plans;

●The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

●Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

●The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

●The capital risk limits approved by management; and

●Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

●Historical and implied volatility of the security;

●The extent to which the fair value has been less than amortized cost;

●Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

●Failure, if any, of the issuer of the security to make scheduled payments; and

●Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

●Fundamentals of the industry in which the issuer operates;

●Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

●Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

●Expectations regarding defaults and recovery rates;

●Changes to the rating of the security by a rating agency; and

●Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

●Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

●Susceptibility to fair value fluctuations for changes in the interest rate environment;

●Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

●Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

●Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

●Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in limited partnerships (“LPs”). We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments. Cash collateral a counterparty has posted is recorded within payables for collateral on investments. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported within other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

Acquisition costs for all traditional contracts, including term life insurance, individual whole life and group business, are amortized over the premium-paying period or level term period, depending on the contract, which generally results in amortization less than or equal to 30 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no intangible balance or related amortization for fixed and variable payout annuities.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, death benefits expected to be paid, net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL. These assumptions include, but are not limited to, capital markets, investment margins, mortality rates, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI and DFEL.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries. As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, certain guaranteed living benefit (“GLB”) features, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, DSI, operating lease right-of-use (“ROU”) assets, finance lease assets and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, certain GLB features, current and deferred taxes, pension and other employee benefit liabilities, deferred gain on business sold through reinsurance, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, certain financing arrangements, finance lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 9 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC. We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance. During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC. We are recognizing the gain related to this transaction over a period of 15 years. During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. We are recognizing the gain related to the transaction over a period of 30 years. During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders. We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years. Effective October 1, 2018, we entered into a reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period over which the majority of account values is expected to run off, or 20 years. Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”). We are recognizing the gain related to this transaction over the projected life of the policies, or 30 years. See Note 8 for additional information.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of contract holders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the contract holders; therefore, they are not reflected in the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the contract holder.

Future Contract Benefits

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. We continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.

The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality rates and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The liabilities for future contract benefits and claims reserves for immediate and deferred paid-up annuities are computed using investment yield assumptions that range from 0.50% to 12.75%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. During the third quarter of each year, we conduct our comprehensive review of the assumptions and reserving models used in calculating these reserves. The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience. Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change. Claim reserves do not include a provision for adverse deviation.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2021, 2020 and 2019, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $48 million, $53 million and $51 million for the years ended December 31, 2021, 2020 and 2019, respectively.

We issue variable annuity and life contracts through separate accounts that may include various types of guaranteed benefits. The liabilities for these guarantees are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less payments made in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss). During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these reserves. The change in liability impacts EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We report the insurance portion of the reserves in future contract benefits. We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 45 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality rates, risk margins, maintenance expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value. As discussed in Note 5, we use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Other Contract Holder Funds

Other contract holder funds includes account balances on UL and VUL insurance and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these embedded derivatives. Other contract holder funds also includes DFEL (see “DAC, VOBA, DFEL and DSI” above), dividends payable to contract holders and undistributed earnings on participating business.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance, certain annuities with life contingencies and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance and term life insurance. Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value for mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Spark and Strategic Digitization Expense

Spark and strategic digitization expense consists primarily of costs related to our Spark and strategic digitization initiatives.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due over the term of the related borrowing.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our consolidated financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds. We have elected practical expedients to maintain hedge accounting for certain derivatives. We will continue to evaluate our options under this guidance as our reference rate reform adoption process continues. This ASU has not had a material impact to our consolidated financial condition and results of operations, but we will continue to evaluate those impacts as our transition progresses.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and deferred acquisition costs. Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary. They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits. The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value. The ASU provides various transition methods by topic that entities may elect upon adoption. The ASU is effective January 1, 2023, and early adoption is permitted.

January 1, 2023

We will adopt this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits in which we will apply a full retrospective transition approach.

We continue to make progress in our implementation process that includes, but is not limited to, making significant accounting policy decisions, employing appropriate internal controls, building and updating actuarial models and systems, revising reporting processes and developing informative qualitative and quantitative disclosures. In 2022, we will begin the process of recording our transition adjustments and restating applicable prior periods.

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations and will be able to better assess the effects as we progress with our implementation efforts. For example, upon adoption, there will be adjustments to retained earnings resulting from the remeasurement of certain current benefits (e.g., guaranteed minimum death benefits on variable annuities) to fair valued market risk benefits, excluding the portion attributable to non-performance risk, which will result in an impact to AOCI. There will be additional impacts to AOCI resulting from the remeasurement of in-force future contract benefits using current upper-medium grade fixed income instrument yields as well as the elimination of shadow accounting for DAC and DAC-like intangibles. While the impact may be material, the magnitude is currently being assessed.

3. Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2021, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $2.8 billion and $2.1 billion as of December 31, 2021 and 2020, respectively.

4. Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments and related amendments (“ASU 2016-13”), which resulted in a new recognition and measurement of credit losses on most financial assets.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2021
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$86,197	$11,569	$326	$17	$97,423
U.S. government bonds	348	54	2	-	400
State and municipal bonds	5,113	1,275	11	-	6,377
Foreign government bonds	365	63	5	-	423
RMBS	2,132	178	4	1	2,305
CMBS	1,542	62	14	-	1,590
ABS	8,433	127	54	-	8,506
Hybrid and redeemable preferred securities	396	103	11	1	487
Total fixed maturity AFS securities	$104,526	$13,431	$427	$19	$117,511

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$85,625	$15,947	$136	$12	$101,424
U.S. government bonds	369	81	1	-	449
State and municipal bonds	5,145	1,517	-	-	6,662
Foreign government bonds	380	86	1	-	465
RMBS	2,551	289	1	1	2,838
CMBS	1,380	115	-	-	1,495
ABS	7,035	158	15	-	7,178
Hybrid and redeemable preferred securities	536	94	30	-	600
Total fixed maturity AFS securities	$103,021	$18,287	$184	$13	$121,111

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2021, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,854	$2,868
Due after one year through five years	15,315	15,944
Due after five years through ten years	19,344	20,660
Due after ten years	54,906	65,638
Subtotal	92,419	105,110
Structured securities (RMBS, CMBS, ABS)	12,107	12,401
Total fixed maturity AFS securities	$104,526	$117,511

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2021
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$10,611	$230	$1,386	$96	$11,997	$326
U.S. government bonds	6	-	26	2	32	2
State and municipal bonds	498	10	19	1	517	11
Foreign government bonds	61	3	56	2	117	5
RMBS	261	3	20	1	281	4
CMBS	440	12	33	2	473	14
ABS	4,646	49	165	5	4,811	54
Hybrid and redeemable
preferred securities	47	1	76	10	123	11
Total fixed maturity AFS securities	$16,570	$308	$1,781	$119	$18,351	$427

Total number of fixed maturity AFS securities in an unrealized loss position						2,577

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$2,785	$85	$588	$51	$3,373	$136
U.S. government bonds	28	1	-	-	28	1
Foreign government bonds	57	1	-	-	57	1
RMBS	43	1	6	-	49	1
ABS	1,527	9	355	6	1,882	15
Hybrid and redeemable
preferred securities	112	13	96	17	208	30
Total fixed maturity AFS securities	$4,552	$110	$1,045	$74	$5,597	$184

Total number of fixed maturity AFS securities in an unrealized loss position						782

(1)As of December 31, 2021 and 2020, we recognized $8 million and $1 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2021
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$12	$3	6
Twelve months or greater	58	8	24
Total	$70	$11	30

	As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$63	$23	14
Six months or greater, but less than nine months	2	1	4
Nine months or greater, but less than twelve months	22	6	13
Twelve months or greater	30	11	20
Total	$117	$41	51

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $243 million for the year ended December 31, 2021. As discussed further below, we believe the unrealized loss position as of December 31, 2021, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2021, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2021, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2021 and 2020, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2021 and 2020, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.5 billion and $3.8 billion, respectively, and a fair value of $3.7 billion and $4.0 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2021 and 2020, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2021, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2021, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2021
	Corporate
	Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$12	$1	$-	$13
Additions for securities for which credit losses were not
previously recognized	8	-	1	9
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions (reductions) for securities for which credit losses
were previously recognized	5	-	-	5
Reductions for securities disposed	(2)	-	-	(2)
Reductions for securities charged-off	(6)	-	-	(6)
Balance as of end-of-year (2)	$17	$1	$1	$19

	For the Year Ended December 31, 2020
	Corporate
	Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$-	$-	$-	$-
Additions for securities for which credit losses were not
previously recognized	40	1	1	42
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions (reductions) for securities for which credit losses
were previously recognized	(1)	-	(1)	(2)
Reductions for securities disposed	(15)	-	-	(15)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$12	$1	$-	$13

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2)As of December 31, 2021 and 2020, accrued interest receivable on fixed maturity AFS securities totaled $944 million and $1.0 billion, respectively, and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of other-than-temporary impairment (“OTTI”) recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

For the
Year
Ended
December 31,
2019
Balance as of beginning-of-year	$337
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13
Credit losses on securities for which an
OTTI was previously recognized	2
Decreases attributable to:
Securities sold, paid down or matured	(148)
Balance as of end-of-year	$204

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2021	2020
Fixed maturity securities:
Corporate bonds	$2,679	$3,049
U.S. government bonds	32	-
State and municipal bonds	27	28
Foreign government bonds	73	92
RMBS	95	131
CMBS	137	134
ABS	1,338	966
Hybrid and redeemable preferred securities	46	42
Total trading securities	$4,427	$4,442

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2021, 2020 and 2019, was $(48) million, $117 million and $225 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2021			As of December 31, 2020
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,068	$837	$17,905	$16,162	$610	$16,772
30 to 59 days past due	15	21	36	4	28	32
60 to 89 days past due	-	5	5	-	8	8
90 or more days past due	-	29	29	-	69	69
Allowance for credit losses	(78)	(17)	(95)	(186)	(17)	(203)
Unamortized premium (discount)	(11)	27	16	(14)	22	8
Mark-to-market gains (losses) (1)	(3)	-	(3)	(5)	-	(5)
Total carrying value	$16,991	$902	$17,893	$15,961	$720	$16,681

(1)Represents the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 20 for additional information.

Our commercial mortgage loan portfolio has the largest concentrations in California, which accounted for 26% and 24% of commercial mortgage loans on real estate as of December 31, 2021 and 2020, respectively, and Texas, which accounted for 9% and 10% of commercial mortgage loans on real estate as of December 31, 2021 and 2020, respectively.

Our residential mortgage loan portfolio has the largest concentrations in California, which accounted for 22% and 32% of residential mortgage loans on real estate as of December 31, 2021 and 2020, respectively, and Florida, which accounted for 14% and 18% of residential mortgage loans on real estate as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, we had 65 and 147 residential mortgage loans, respectively, that were either delinquent or in foreclosure. As of December 31, 2021 and 2020, we had 34 and 75 residential mortgage loans in foreclosure, respectively, with an aggregate carrying value of $15 million and $27 million, respectively.

As of December 31, 2021 and 2020, there were four specifically identified impaired commercial mortgage loans with an aggregate carrying value of $1 million.

As of December 31, 2021 and 2020, there were 50 and 76 specifically identified impaired residential mortgage loans, respectively, with an aggregate carrying value of $22 million and $34 million, respectively.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Average aggregate carrying value for impaired mortgage loans on real estate	$32	$21	$-
Interest income recognized on impaired mortgage loans on real estate	-	-	-
Interest income collected on impaired mortgage loans on real estate	-	-	-

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2021		As of December 31, 2020
	Nonaccrual		Nonaccrual
	with no		with no
	Allowance		Allowance
	for Credit		for Credit
	Losses	Nonaccrual	Losses	Nonaccrual
Commercial mortgage loans on real estate	$-	$-	$-	$-
Residential mortgage loans on real estate	-	30	-	71
Total	$-	$30	$-	$71

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2021
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2021	$2,361	3.05	$136	1.74	$-	-	$2,497
2020	1,349	3.02	144	2.06	-	-	1,493
2019	2,875	2.14	187	1.42	-	-	3,062
2018	2,272	2.13	168	1.59	15	1.02	2,455
2017	1,648	2.33	149	1.74	27	0.83	1,824
2016 and prior	5,543	2.41	171	1.76	27	1.08	5,741
Total	$16,048		$955		$69		$17,072

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2020	$1,495	2.85	$32	1.52	$-	-	$1,527
2019	3,098	2.24	258	1.78	2	1.74	3,358
2018	2,379	2.16	182	1.49	15	0.71	2,576
2017	1,779	2.34	169	1.73	-	-	1,948
2016	1,711	2.37	174	1.56	22	1.58	1,907
2015 and prior	4,695	2.38	133	1.95	8	1.02	4,836
Total	$15,157		$948		$47		$16,152

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2021
	Performing	Nonperforming	Total
Origination Year
2021	$467	$2	$469
2020	129	2	131
2019	189	21	210
2018	104	5	109
2017	-	-	-
2016 and prior	-	-	-
Total	$889	$30	$919

	As of December 31, 2020
	Performing	Nonperforming	Total
Origination Year
2020	$176	$8	$184
2019	315	51	366
2018	175	12	187
2017	-	-	-
2016	-	-	-
2015 and prior	-	-	-
Total	$666	$71	$737

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2021
	Commercial	Residential	Total
Balance as of beginning-of-year	$186	$17	$203
Additions (reductions) from provision for credit loss expense (1)	(108)	-	(108)
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$78	$17	$95

	For the Year Ended December 31, 2020
	Commercial	Residential	Total
Balance as of beginning-of-year	$-	$2	$2
Impact of adopting ASU 2016-13	61	26	87
Additions (reductions) from provision for credit loss expense (3)	125	(11)	114
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$186	$17	$203

(1)Due to improving economic projections, the provision for credit loss expense decreased by $108 million for the year ended December 31, 2021. We recognized $3 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2021.

(2)Accrued interest receivable on mortgage loans on real estate totaled $48 million as of December 31, 2021 and 2020, and was excluded from the estimate of credit losses.

(3)Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $114 million for the year ended December 31, 2020. We recognized $(2) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2020.

There were no changes in the valuation allowance associated with impaired mortgage loans on real estate for the year ended December 31, 2019.

Alternative Investments

As of December 31, 2021 and 2020, alternative investments included investments in 305 and 270 different partnerships, respectively, and represented approximately 2% and 1% of total investments, respectively.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities	$4,242	$4,241	$4,214
Trading securities	165	198	187
Equity securities	3	3	4
Mortgage loans on real estate	677	674	626
Real estate	-	1	1
Policy loans	115	124	128
Invested cash	-	13	33
Commercial mortgage loan prepayment
and bond make-whole premiums	195	78	115
Alternative investments	677	218	24
Consent fees	10	5	7
Other investments	60	42	27
Investment income	6,144	5,597	5,366
Investment expense	(300)	(333)	(404)
Net investment income	$5,844	$5,264	$4,962

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Credit Loss Benefit (Expense) (1)
Fixed maturity AFS securities:
Corporate bonds	$(10)	$(24)	$(13)
RMBS	-	(1)	(1)
ABS	-	-	(1)
Hybrid and redeemable preferred securities	(1)	-	-
Gross credit loss benefit (expense)	(11)	(25)	(15)
Associated amortization of DAC, VOBA, DSI and DFEL	-	1	-
Net credit loss benefit (expense)	$(11)	$(24)	$(15)

(1)For the years ended December 31, 2021 and 2020, we recognized credit loss benefit (expense) incurred and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13. For the year ended December 31, 2019, prior to the adoption of ASU 2016-13, we recognized write-downs taken as a result of OTTI through net income (loss).

During the year ended December 31, 2019, we recorded $14 million of OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$5,565	$5,565	$2,970	$2,970
Securities pledged under securities lending agreements (2)	241	235	115	112
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (3)	3,130	4,876	3,130	5,049
Total payables for collateral on investments	$8,936	$10,676	$6,215	$8,131

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. This also includes interest payable on collateral. See Note 5 for additional information.

(2)Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2021 and 2020, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2021	2020	2019
Collateral payable for derivative investments	$2,595	$1,587	$767
Securities pledged under securities lending agreements	126	1	26
Securities pledged under repurchase agreements	-	-	(152)
Investments pledged for FHLBI	-	(450)	(350)
Total increase (decrease) in payables for collateral on investments	$2,721	$1,138	$291

We have elected not to offset our securities lending transactions in our consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$239	$-	$-	$-	$239
Equity securities	1	-	-	-	1
Foreign government bonds	1	-	-	-	1
Total gross secured borrowings	$241	$-	$-	$-	$241

	As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Foreign government bonds	1	-	-	-	1
Total gross secured borrowings	$115	$-	$-	$-	$115

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2021, the fair value of all collateral received that we are permitted to sell or re-pledge was $22 million, and we had re-pledged all of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2021, our investment commitments were $3.1 billion, which included $1.5 billion of LPs, $987 million of private placement securities and $574 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2021, our most significant investments in one issuer were our investments in securities issued by the White Chapel LLC and Federal Home Loan Mortgage Corporation with a fair value of $995 million and $910 million, respectively, or 1% of total investments. As of December 31, 2020, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation and by White Chapel LLC with a fair value of $1.2 billion and $1.0 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2021 and 2020, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $21.7 billion, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $18.6 billion and $19.2 billion, respectively, or 12% and 13%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 3 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products, indexed variable annuity products and fixed indexed annuity products.

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products and indexed variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to contract holders and investors. The CDSs hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which LNBAR, an affiliated insurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the contract holder’s account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”). We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs oﬀered in our variable annuity products, including products with guaranteed withdrawal benefit and guaranteed income benefit features. These GLB features are reinsured among various reinsurance counterparties on a coinsurance basis. We cede a portion of the GLB features to LNBAR, a wholly-owned subsidiary of LNC, on a funds withheld coinsurance basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement eﬀect of changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally eﬀective in oﬀsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, diﬀerences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-oﬀ. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2021			As of December 31, 2020
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,009	$98	$11	$964	$87	$11
Foreign currency contracts (1)	3,979	283	51	3,089	147	151
Total cash flow hedges	5,988	381	62	4,053	234	162
Fair value hedges:
Interest rate contracts (1)	526	-	210	530	-	271
Non-Qualifying Hedges
Interest rate contracts (1)	82,786	897	176	135,434	1,587	159
Foreign currency contracts (1)	487	7	2	304	1	8
Equity market contracts (1)	92,278	6,461	2,108	74,300	3,486	1,952
Credit contracts (1)	49	-	-	51	-	-
LPR ceded derivative (2)	-	318	-	-	-	-
Embedded derivatives:
GLB direct (3)	-	1,963	-	-	450	-
GLB ceded (3)	-	56	2,015	-	82	531
Reinsurance related (4)	-	-	578	-	-	540
Indexed annuity and IUL contracts (3) (5)	-	528	6,131	-	550	3,594
Total derivative instruments	$182,114	$10,611	$11,282	$214,672	$6,390	$7,217

(1)Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

(3)Reported in other assets and other liabilities on our Consolidated Balance Sheets.

(4)Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(5)Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2021
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$4,413	$49,847	$17,324	$13,737	$-	$85,321
Foreign currency contracts (2)	410	553	1,574	1,856	73	4,466
Equity market contracts	57,636	17,752	8,267	11	8,612	92,278
Credit contracts	-	49	-	-	-	49
Total derivative instruments
with notional amounts	$62,459	$68,201	$27,165	$15,604	$8,685	$182,114

(1)As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 15, 2037.

(2)As of December 31, 2021, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

Cumulative Fair Value
Hedging Adjustment
Included in the
	Amortized Cost of the		Amortized Cost of the
	Hedged		Hedged
	Assets / (Liabilities)		Assets / (Liabilities)
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$764	$824	$211	$271

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$42	$181	$119
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	11	(16)	73
Foreign currency contracts	130	93	108
Change in foreign currency exchange rate adjustment	152	(174)	(52)
Change in DAC, VOBA, DSI and DFEL	7	(23)	(5)
Income tax benefit (expense)	(65)	26	(26)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	3	2	3
Foreign currency contracts (1)	48	56	35
Foreign currency contracts (2)	(2)	6	9
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(7)	(2)
Income tax benefit (expense)	(10)	(12)	(9)
Balance as of end-of-year	$240	$42	$181

(1)The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2021
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$89	$5,844	$8,039
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	(60)	-
Derivatives designated as hedging instruments	-	60	-
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	(2)	48	-
Non-Qualifying Hedges
Interest rate contracts	(957)	-	-
Foreign currency contracts	(1)	-	-
Equity market contracts	3,355	-	-
Credit contracts	(1)	-	-
Embedded derivatives:
GLB	3	-	-
Reinsurance related	280	-	-
Indexed annuity and IUL contracts	(2,622)	-	-

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2020
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(526)	$5,264	$8,050
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	69	-
Derivatives designated as hedging instruments	-	(69)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	6	56	-
Non-Qualifying Hedges
Interest rate contracts	1,287	-	-
Foreign currency contracts	(3)	-	-
Equity market contracts	971	-	-
Credit contracts	(6)	-	-
Embedded derivatives:
GLB	1	-	-
Reinsurance related	(241)	-	-
Indexed annuity and IUL contracts	(471)	-	-

Gain (Loss) Recognized in Income

	For the Year Ended December 31, 2019
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(828)	$4,962	$7,585
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	63	-
Derivatives designated as hedging instruments	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	9	35	-
Non-Qualifying Hedges
Interest rate contracts	982	-	-
Foreign currency contracts	(1)	-	-
Equity market contracts	(137)	-	-
Credit contracts	-	-	-
Embedded derivatives:
GLB	1	-	-
Reinsurance related	(626)	-	-
Indexed annuity and IUL contracts	(742)	-	-

As of December 31, 2021, $79 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2021 and 2020, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2021, we did not have any exposure related to CDSs for which we are the seller.

Information related to our CDSs for which we are the seller (dollars in millions) was as follows:

As of December 31, 2020
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout

Basket CDSs	12/20/2025	(3)	(4)	BBB+	1	$1	$51

(1)Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2)Broker quotes are used to determine the market value of our CDSs.

(3)CDSs were entered into in order to hedge the liability exposure on certain variable annuity products.

(4)Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our CDSs for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2021	2020
Maximum potential payout	$-	$51
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$-	$51

Certain of our CDS agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2021, the NPR adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2021 or 2020.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2021		As of December 31, 2020
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$2,346	$-	$1,232	$(7)
A+	2,762	(44)	1,112	(175)
A	456	-	53	-
A-	-	-	572	-
	$5,564	$(44)	$2,969	$(182)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2021
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$7,938	$2,547	$10,485
Gross amounts offset	(2,241)	-	(2,241)
Net amount of assets (1)	5,697	2,547	8,244
Gross amounts not offset:
Cash collateral	(5,564)	-	(5,564)
Non-cash collateral	(133)	-	(133)
Net amount	$-	$2,547	$2,547

Financial Liabilities
Gross amount of recognized liabilities	$349	$8,724	$9,073
Gross amounts offset	(68)	-	(68)
Net amount of liabilities	281	8,724	9,005
Gross amounts not offset:
Cash collateral	(44)	-	(44)
Non-cash collateral	-	-	-
Net amount	$237	$8,724	$8,961

(1)Includes deferred premiums of $260 million reported in other assets on our Consolidated Balance Sheets.

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$4,978	$1,082	$6,060
Gross amounts offset	(1,869)	-	(1,869)
Net amount of assets	3,109	1,082	4,191
Gross amounts not offset:
Cash collateral	(2,969)	-	(2,969)
Non-cash collateral	(56)	-	(56)
Net amount	$84	$1,082	$1,166

Financial Liabilities
Gross amount of recognized liabilities	$902	$4,665	$5,567
Gross amounts offset	(330)	-	(330)
Net amount of liabilities	572	4,665	5,237
Gross amounts not offset:
Cash collateral	(182)	-	(182)
Non-cash collateral	-	-	-
Net amount	$390	$4,665	$5,055

6. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Current	$20	$(59)	$175
Deferred	273	3	(212)
Federal income tax expense (benefit)	$293	$(56)	$(37)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Income (loss) before taxes	$1,922	$535	$577
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	404	112	121
Effect of:
Tax-preferred investment income (1)	(88)	(98)	(99)
Tax credits	(26)	(39)	(40)
Excess tax benefits from stock-based compensation	-	2	(6)
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	(37)	(16)
Other items	3	4	3
Federal income tax expense (benefit)	$293	$(56)	$(37)
Effective tax rate	15%	-10%	-6%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

(2)In 2019, we recognized a $16 million tax benefit from the impact of the reduced corporate tax rate under the Tax Cuts and Jobs Act (the “Tax Act”) on our election to revalue policyholder tax reserves. In 2020, we recognized a $37 million tax benefit attributable to the carry back of a 2020 net operating loss under the provisions of the Coronavirus Aid, Relief, and Economic Security Act, which provides for a five-year carryback period.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2021	2020
Current	$382	$381
Deferred	(3,022)	(3,422)
Total federal income tax asset (liability)	$(2,640)	$(3,041)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2021	2020
Deferred Tax Assets
Future contract benefits and other contract holder funds	$3,381	$2,262
Reinsurance related embedded derivative asset	121	113
Compensation and benefit plans	180	163
Intangibles	25	27
Net operating losses	292	218
Other	103	5
Total deferred tax assets	$4,102	$2,788
Deferred Tax Liabilities
DAC	$433	$418
VOBA	147	165
Net unrealized gain on fixed maturity AFS securities	2,754	3,836
Net unrealized gain on trading securities	64	88
Investment activity	3,423	1,299
Other	303	404
Total deferred tax liabilities	$7,124	$6,210
Net deferred tax asset (liability)	$(3,022)	$(3,422)

As of December 31, 2021, we have $1.4 billion of net operating losses to carry forward to future years. The net operating losses arose in tax years 2018 and 2021, and under the Tax Act changes, have an unlimited carryforward period. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2018. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2022. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2021	2020
Balance as of beginning-of-year	$43	$41
Increases for prior year tax positions	2	2
Balance as of end-of-year	$45	$43

As of December 31, 2021 and 2020, $45 million and $43 million, respectively, of our unrecognized tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits associated with separate account dividends-received deduction and tax credits will decrease by $8 million by the end of 2022, upon the completion of the examination of our refund claims for 2014 and 2015.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2021, 2020 and 2019, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2021 and 2020.

7. DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$5,590	$7,418	$9,509
Cumulative effect from adoption of new accounting
standard	-	5	-
Business acquired (sold) through reinsurance	(362)	(26)	-
Business recaptured through reinsurance	-	-	59
Deferrals	1,364	1,427	1,900
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(980)	(811)	(922)
Unlocking	(558)	(211)	(471)
Adjustment related to realized (gains) losses	(45)	(35)	(43)
Adjustment related to unrealized (gains) losses	792	(2,177)	(2,614)
Balance as of end-of-year	$5,801	$5,590	$7,418

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$234	$327	$799
Business acquired (sold) through reinsurance	(288)	-	-
Deferrals	-	3	6
Amortization:
Amortization, excluding unlocking	(91)	(107)	(115)
Unlocking	(8)	(201)	143
Accretion of interest (1)	35	44	45
Adjustment related to realized (gains) losses	(3)	-	(1)
Adjustment related to unrealized (gains) losses	305	168	(550)
Balance as of end-of-year	$184	$234	$327

(1)The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2021, was as follows:

2022	$45
2023	44
2024	42
2025	40
2026	37

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$259	$281	$298
Deferrals	5	7	26
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(25)	(20)	(28)
Unlocking	-	(1)	(3)
Adjustment related to realized (gains) losses	(2)	(2)	(2)
Adjustment related to unrealized (gains) losses	8	(6)	(10)
Balance as of end-of-year	$245	$259	$281

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$396	$646	$2,763
Cumulative effect from adoption of new accounting
standard	-	4	-
Business acquired (sold) through reinsurance	(290)	-	-
Business recaptured through reinsurance	-	-	5
Deferrals	1,014	1,002	1,092
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(593)	(529)	(533)
Unlocking	(387)	(275)	(426)
Adjustment related to realized (gains) losses	(22)	16	(11)
Adjustment related to unrealized (gains) losses	281	(468)	(2,244)
Balance as of end-of-year	$399	$396	$646

8. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2021	2020	2019
Direct insurance premiums and fee income	$14,010	$13,159	$13,347
Reinsurance assumed	97	101	97
Reinsurance ceded	(2,136)	(2,018)	(1,920)
Total insurance premiums and fee income	$11,971	$11,242	$11,524

Direct insurance benefits	$10,578	$10,497	$9,482
Reinsurance recoveries netted against benefits	(2,539)	(2,447)	(1,897)
Total benefits	$8,039	$8,050	$7,585

We and LLANY cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2021, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 20% of the mortality risk on newly issued life insurance contracts in 2021.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.

The amounts recoverable from reinsurers were $22.8 billion and $18.8 billion as of December 31, 2021 and 2020, respectively. Protective represents our largest reinsurance exposure following the sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston in 2018, which resulted in amounts recoverable from Protective of $10.7 billion and $11.3 billion as of December 31, 2021 and 2020, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $14.0 billion and $15.2 billion as of December 31, 2021 and 2020, respectively.

Effective October 1, 2021, we entered into a reinsurance agreement with Resolution Life to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.7 billion as of December 31, 2021. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $4.1 billion as of December 31, 2021. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Resolution Life and amortized $10 million of the gain during 2021.

Some portions of our annuity business have been reinsured on a modified coinsurance basis with other companies. In a modified coinsurance agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.

Effective October 1, 2018, we entered into one such modified coinsurance agreement with Athene to reinsure fixed annuity products, which resulted in a deposit asset of $5.0 billion and $5.8 billion as of December 31, 2021 and 2020, respectively, within other assets on our Consolidated Balance Sheets.

We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of	As of
	December 31,	December 31,
	2021	2020
Fixed maturity AFS securities	$744	$1,531
Trading securities	3,399	3,357
Equity securities	54	17
Mortgage loans on real estate	739	832
Derivative investments	93	103
Other investments	227	167
Cash and invested cash	110	92
Accrued investment income	33	42
Other assets	5	3
Total	$5,404	$6,144

The portfolio was supported by $157 million of over-collateralization and a $146 million letter of credit as of December 31, 2021. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $26 million, $29 million and $30 million of the gain during 2021, 2020 and 2019, respectively.

See “Realized Gain (Loss)” in Note 15 for information on reinsurance related embedded derivatives.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.1 billion and $1.2 billion as of December 31, 2021 and 2020, respectively. Swiss Re has funded a trust, with a balance of $1.0 billion and $1.2 billion as of December 31, 2021 and 2020, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2021, included $143 million and $31 million, respectively, related to the business sold to Swiss Re.

The amounts recoverable from LNBAR were $2.9 billion and $2.7 billion as of December 31, 2021 and 2020, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $3.0 billion and $3.2 billion as of December 31, 2021 and 2020, respectively.

Credit Losses on Reinsurance Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $188 million and $190 million as of December 31, 2021 and 2020, respectively.

9. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2021
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	684	-	-	-	684
Total goodwill	$3,930	$(2,152)	$-	$-	$1,778

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	684	-	-	-	684
Total goodwill	$3,930	$(2,152)	$-	$-	$1,778

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2021 and 2020, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2021		As of December 31, 2020
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	63	100	59
Group Protection:
VOCRA	576	85	576	55
VODA	31	7	31	5
Insurance licenses (1)	3	-	3	-
Total	$715	$155	$715	$119

(1)No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2021, was as follows:

2022	$37
2023	37
2024	37
2025	37
2026	37
Thereafter	367

10. Guaranteed Benefit Features

The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value. Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2021 (1)	2020 (1)
Return of Net Deposits
Total account value	$117,503	$109,856
Net amount at risk (2)	84	72
Average attained age of contract holders	67 years	66 years

Minimum Return
Total account value	$102	$100
Net amount at risk (2)	11	12
Average attained age of contract holders	79 years	78 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$28,788	$27,650
Net amount at risk (2)	400	390
Average attained age of contract holders	73 years	72 years

(1)Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$121	$117	$161
Changes in reserves	31	30	(24)
Benefits paid	(20)	(26)	(20)
Balance as of end-of-year	$132	$121	$117

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2021	2020
Asset Type
Domestic equity	$77,290	$70,362
International equity	21,223	20,855
Fixed income	45,231	43,521
Total	$143,744	$134,738

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment. Reserves on UL and VUL products with secondary guarantees represented 37% of total life insurance in-force reserves as of December 31, 2021 and 2020.

11. Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets. Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Balance as of beginning-of-year	$5,934	$5,552	$5,335
Reinsurance recoverable	151	152	143
Net balance as of beginning-of-year	5,783	5,400	5,192
Incurred related to:
Current year	4,026	3,517	3,193
Prior years:
Interest	141	148	151
All other incurred (1)	(271)	(209)	(308)
Total incurred	3,896	3,456	3,036
Paid related to:
Current year	(2,074)	(1,707)	(1,518)
Prior years	(1,472)	(1,366)	(1,310)
Total paid	(3,546)	(3,073)	(2,828)
Net balance as of end-of-year	6,133	5,783	5,400
Reinsurance recoverable	147	151	152
Balance as of end-of-year	$6,280	$5,934	$5,552

(1)All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods. As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates. Long-term disability reserves are discounted using rates ranging from 2.5% to 5.0% that vary by year of claim incurral.

12. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2021	2020
Short-Term Debt
Short-term debt (1)	$1,084	$497

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	593	611
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	194	254
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	30
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,334	$2,412

(1)The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2021, were as follows:

2022	$-
2023	-
2024	50
2025	-
2026	-
Thereafter	2,284
Total	$2,334

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2021, was $593 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps. On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2021, was $194 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On March 31, 2020, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2021
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	June 19, 2026	$2,500	$10
LOC facility (1)	August 26, 2031	983	926
LOC facility (1)	October 1, 2031	920	920
Total		$4,403	$1,856

(1)Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

During June 2021, LNC entered into an amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving credit facility agreement. The amended credit facility, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.5 billion and has a commitment termination date of June 19, 2026. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The amended credit facility agreement contains:

●Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

●Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $10.0 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries in accordance with the terms of the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;

●A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and

●Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the amended credit facility agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2021, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2021, we were in compliance with all such covenants.

13. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2021.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2021, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $120 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for several of these matters. Although a loss is believed to be reasonably possible for these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on our consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Reinsurance Disputes

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, legal proceedings against us. We believe it is unlikely the outcome of these disputes would have a material impact on our consolidated financial statements. For more information about reinsurance, see Note 8.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety. In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016. Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result. Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf. On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case. In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case. On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment. On October 22, 2021, the parties informed the presiding judge that they have reached a settlement of the action, subject to court approval. On January 19, 2022, plaintiffs filed a renewed motion for preliminary approval of the class action settlement. The settlement, subject to final approval by the court, consists of $92.5 million in pre-tax cash and a five-year cost of insurance rate freeze, among other terms. On February 3, 2022, the court preliminarily approved the class action settlement and set a final fairness hearing for June 9, 2022.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs seek to represent classes of policyholders and seek damages on their behalf. We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies. Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.” Plaintiff seeks damages on behalf of the policyholder class and sub-class. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. On July 28, 2021, plaintiff filed a notice of appeal with respect to this ruling.

Commitments

Leases

As of December 31, 2021 and 2020, we had operating lease ROU assets of $134 million and $162 million, respectively, and associated lease liabilities of $140 million and $170 million, respectively. The weighted-average discount rate was 2.5% and 3.1%, respectively, and the remaining lease term was five years and six years, respectively, as of December 31, 2021 and 2020. Operating lease expense for the years ended December 31, 2021, 2020 and 2019, was $41 million, $42 million and $46 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2021 and 2020, we had finance lease assets of $37 million and $75 million, respectively, and associated finance lease liabilities of $175 million and $234 million, respectively. The accumulated amortization associated with the finance lease assets was $436 million and $398 million as of December 31, 2021 and 2020, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate was 1.4% and 2.2%, respectively, and the remaining lease term was one year and two years, respectively, as of December 31, 2021 and 2020.

Finance lease expense (in millions) was as follows:

	For the Years Ended
	December 31,
	2021	2020	2019
Amortization of finance lease assets (1)	$38	$53	$67
Interest on finance lease liabilities (2)	3	6	13
Total	$41	$59	$80

(1)Amortization of finance lease assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

(2)Interest on finance lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended
	December 31,
	2021	2020	2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$40	$43	$47
Financing cash flows from finance leases	62	53	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$8	$10	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2021, were as follows:

	Operating	Finance
	Leases	Leases
2022	$37	$72
2023	33	79
2024	27	17
2025	23	7
2026	21	4
Thereafter	27	-
Total future minimum lease payments	168	179
Less: Amount representing interest	28	4
Present value of minimum lease payments	$140	$175

As of December 31, 2021, we had one lease that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2021 and 2020, we had $375 million and $216 million, respectively, of financing obligations reported within other liabilities on our Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2021, were as follows:

2022	$8
2023	26
2024	80
2025	114
2026	165
Thereafter	4
Total future minimum lease payments	397
Less: Amount representing interest	22
Present value of minimum lease payments	$375

Vulnerability from Concentrations

As of December 31, 2021, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 4 and 8, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $(9) million as of December 31, 2021 and 2020, respectively.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain Other
Investments
Balance as of beginning-of-year	$8,993	$5,637	$536
Cumulative effect from adoption of new accounting standards	-	40	-
Unrealized holding gains (losses) arising during the year	(5,109)	7,585	8,856
Change in foreign currency exchange rate adjustment	(146)	180	46
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,818	(3,559)	(2,460)
Income tax benefit (expense)	733	(901)	(1,370)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(10)	(52)	(26)
Associated amortization of DAC, VOBA, DSI and DFEL	(23)	38	(11)
Income tax benefit (expense)	7	3	8
Balance as of end-of-year	$6,315	$8,993	$5,637
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$-	$40	$29
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	(40)	-
Gross OTTI recognized in OCI during the year	-	-	(14)
Change in DAC, VOBA, DSI and DFEL	-	-	1
Income tax benefit (expense)	-	-	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	-	-	30
Change in DAC, VOBA, DSI and DFEL	-	-	(2)
Income tax benefit (expense)	-	-	(7)
Balance as of end-of-year	$-	$-	$40
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$42	$181	$119
Unrealized holding gains (losses) arising during the year	141	77	181
Change in foreign currency exchange rate adjustment	152	(174)	(52)
Change in DAC, VOBA, DSI and DFEL	7	(23)	(5)
Income tax benefit (expense)	(65)	26	(26)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	49	64	47
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(7)	(2)
Income tax benefit (expense)	(10)	(12)	(9)
Balance as of end-of-year	$240	$42	$181
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(14)	$(22)	$(25)
Adjustment arising during the year	4	10	4
Income tax benefit (expense)	(1)	(2)	(1)
Balance as of end-of-year	$(11)	$(14)	$(22)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Gross reclassification	$(10)	$(52)	$(26)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(23)	38	(11)	Realized gain (loss)
Reclassification before income
tax benefit (expense)	(33)	(14)	(37)	Income (loss) before taxes
Income tax benefit (expense)	7	3	8	Federal income tax expense (benefit)
Reclassification, net of income tax	$(26)	$(11)	$(29)	Net income (loss)

Unrealized OTTI on Fixed Maturity AFS Securities
Gross reclassification	$-	$-	$4	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income
tax benefit (expense)	-	-	4	Income (loss) before taxes
Income tax benefit (expense)	-	-	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$-	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$3	$2	$3	Net investment income
Foreign currency contracts	48	56	35	Net investment income
Foreign currency contracts	(2)	6	9	Realized gain (loss)
Total gross reclassifications	49	64	47
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(7)	(2)	Commissions and other expenses
Reclassifications before income
tax benefit (expense)	47	57	45	Income (loss) before taxes
Income tax benefit (expense)	(10)	(12)	(9)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$37	$45	$36	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Fixed maturity AFS securities:
Gross gains	$18	$26	$44
Gross losses	(28)	(78)	(70)
Credit loss benefit (expense) (1)	(11)	(25)	-
Gross OTTI	-	-	(15)
Realized gain (loss) on equity securities (2)	40	8	(4)
Credit loss benefit (expense) on mortgage loans on real estate	111	(117)	(2)
Credit loss benefit (expense) on reinsurance related assets	2	-	-
Other gain (loss) on investments	-	(7)	(9)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(25)	31	(13)
Total realized gain (loss) related to certain financial assets	107	(162)	(69)
Realized gain (loss) on the mark-to-market on certain instruments (3)(4)	173	(142)	(426)
Indexed annuity and IUL contracts net derivative results: (5)
Gross gain (loss)	30	38	(80)
Associated amortization of DAC, VOBA, DSI and DFEL	4	(26)	2
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(192)	(205)	(223)
Associated amortization of DAC, VOBA, DSI and DFEL	(33)	(29)	(32)
Total realized gain (loss)	$89	$(526)	$(828)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.

(2)Includes market adjustments on equity securities still held of $43 million, $8 million and $(4) million for the years ended December 31, 2021, 2020 and 2019, respectively.

(3)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts, net derivative results), reinsurance related embedded derivatives, mortgage loans on real estate accounted for under the fair value option and trading securities. See Notes 1 and 8 for information regarding modified coinsurance.

(4)Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $3 million and $(24) million for the years ended December 31, 2021 and 2020, respectively.

(5)Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2021	2020	2019
Commissions	$2,225	$2,193	$2,566
General and administrative expenses	2,187	2,014	2,152
Expenses associated with reserve financing and LOCs	57	55	52
DAC and VOBA deferrals and interest, net of amortization	238	(144)	(586)
Broker-dealer expenses	441	378	372
Specifically identifiable intangible asset amortization	37	37	26
Taxes, licenses and fees	347	336	353
Transaction and integration costs related to mergers, acquisitions and divestitures	14	20	130
Total	$5,546	$4,889	$5,065

17. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2021 and 2020. We do not expect to be required to make any contributions to these pension plans in 2022. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $1 million, $4 million and $6 million during 2021, 2020 and 2019, respectively, which was reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). In 2022, we expect the plans to make benefit payments of approximately $11 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2021	2020	2021	2020

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$108	$115	$8	$8
Projected benefit obligation	107	116	9	10
Funded status	$1	$(1)	$(1)	$(2)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$4	$-	$-	$-
Other liabilities	(3)	(1)	(1)	(2)
Net amount recognized	$1	$(1)	$(1)	$(2)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	3.07%	2.95%	3.10%	2.96%
Net periodic benefit cost:
Weighted-average discount rate	2.95%	3.50%	2.96%	3.50%
Expected return on plan assets	4.25%	4.25%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2021, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2021	2020

Fixed maturity securities:
Corporate bonds	$49	$12
U.S. government bonds	20	67
CMBS	2	-
Common stock	32	-
Cash and invested cash	5	36
Other investments	8	8
Total	$116	$123

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $(28) million, $(9) million and $10 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $104 million, $97 million and $101 million, for the years ended December 31, 2021, 2020 and 2019, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $18 million, $35 million and $22 million for the years ended December 31, 2021, 2020 and 2019, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2021	2020
Total liabilities (1)	$755	$673
Investments dedicated to fund liabilities (2)	254	229

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

18. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Stock options	$8	$9	$8
Performance shares	17	5	16
RSUs	33	34	35
Total	$58	$48	$59

Recognized tax benefit	$12	$10	$12

19. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2021	2020
U.S. capital and surplus	$8,647	$8,783

	For the Years Ended December 31,
	2021	2020	2019
U.S. net gain (loss) from operations, after-tax	$(1,285)	$(247)	$379
U.S. net income (loss)	(569)	53	359
U.S. dividends to LNC holding company	1,910	660	600

Comparison of 2021 to 2020

Statutory net income (loss) decreased due primarily to the fourth quarter 2021 reinsurance agreement with Resolution Life (see Note 8 for more information) and unfavorable reserve strain on certain products, partially offset by favorable equity markets. U.S. dividends to LNC holding company included an extraordinary dividend from LNL of $900 million related to proceeds received from the fourth quarter 2021 reinsurance agreement with Resolution Life.

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to increases in benefits and unfavorable reserve strain on certain products, partially offset by favorable equity markets.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity contracts that may be more conservative than those required by NAIC SAP.  The statutory permitted practice allows accounting for certain call option derivative assets at amortized cost and allows determining certain indexed annuity and indexed life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2021 and 2020. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2021 and 2020. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2021 and 2020. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2021	2020
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$6	$14
Conservative valuation rate on certain annuities	(40)	(44)
Calculation of reserves using continuous CARVM	-	(1)
Conservative Reg 213 reserves on VA contracts	(27)	-
State Permitted Practice
Derivative instruments and equity indexed reserves	(113)	(100)
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,847	1,897
LLC notes and variable value surplus notes	1,616	1,640
Excess of loss reinsurance agreements	493	452

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2021, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $840 million in 2022 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2021		As of December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$117,511	$117,511	$121,111	$121,111
Trading securities	4,427	4,427	4,442	4,442
Equity securities	314	314	127	127
Mortgage loans on real estate	17,893	18,599	16,681	18,129
Derivative investments (1)	5,437	5,437	3,109	3,109
Other investments	3,439	3,439	3,015	3,015
Cash and invested cash	2,331	2,331	1,462	1,462
Other assets:
GLB direct embedded derivatives	1,963	1,963	450	450
GLB ceded embedded derivatives	56	56	82	82
Indexed annuity ceded embedded derivatives	528	528	550	550
LPR ceded derivative	318	318	-	-
Separate account assets	182,583	182,583	167,965	167,965

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(6,131)	(6,131)	(3,594)	(3,594)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,788)	(1,788)	(1,854)	(1,854)
Account values of certain investment contracts	(41,164)	(47,828)	(40,917)	(49,709)
Short-term debt	(1,084)	(1,084)	(497)	(497)
Long-term debt	(2,334)	(2,675)	(2,412)	(2,834)
Reinsurance related embedded derivatives	(578)	(578)	(540)	(540)
Other liabilities:
Derivative liabilities (1)	(249)	(249)	(353)	(353)
GLB ceded embedded derivatives	(2,015)	(2,015)	(531)	(531)

(1)We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2021 and 2020, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on our Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on our Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are categorized as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2021	2020
Fair value	$739	$832
Aggregate contractual principal	742	839

As of December 31, 2021 and 2020, no loans for which the fair value option was elected were in non-accrual status, and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

Short-Term Investments

Short-term investments consist of securities with original maturities of one year or less, but greater than three months, and are included in other investments on our Consolidated Balance Sheets. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2021 or 2020.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2021
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$88,622	$8,801	$97,423
U.S. government bonds	395	5	-	400
State and municipal bonds	-	6,377	-	6,377
Foreign government bonds	-	382	41	423
RMBS	-	2,302	3	2,305
CMBS	-	1,590	-	1,590
ABS	-	7,636	870	8,506
Hybrid and redeemable preferred securities	53	344	90	487
Trading securities	32	3,567	828	4,427
Equity securities	7	216	91	314
Mortgage loans on real estate	-	-	739	739
Derivative investments (1)	-	7,597	149	7,746
Other investments – short-term investments	-	114	-	114
Cash and invested cash	-	2,331	-	2,331
Other assets:
GLB direct embedded derivatives	-	-	1,963	1,963
GLB ceded embedded derivatives	-	-	56	56
Indexed annuity ceded embedded derivatives	-	-	528	528
LPR ceded derivative	-	-	318	318
Separate account assets	646	181,929	-	182,575
Total assets	$1,133	$303,012	$14,477	$318,622

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(6,131)	$(6,131)
Reinsurance related embedded derivatives	-	(578)	-	(578)
Other liabilities:
Derivative liabilities (1)	-	(2,430)	(128)	(2,558)
GLB ceded embedded derivatives	-	-	(2,015)	(2,015)
Total liabilities	$-	$(3,008)	$(8,274)	$(11,282)

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$93,663	$7,761	$101,424
U.S. government bonds	438	6	5	449
State and municipal bonds	-	6,662	-	6,662
Foreign government bonds	-	391	74	465
RMBS	-	2,836	2	2,838
CMBS	-	1,494	1	1,495
ABS	-	6,608	570	7,178
Hybrid and redeemable preferred securities	53	444	103	600
Trading securities	5	3,794	643	4,442
Equity securities	22	48	57	127
Mortgage loans on real estate	-	-	832	832
Derivative investments (1)	-	1,733	3,575	5,308
Cash and invested cash	-	1,462	-	1,462
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	82	82
Indexed annuity ceded embedded derivatives	-	-	550	550
Separate account assets	606	167,351	-	167,957
Total assets	$1,124	$286,492	$14,705	$302,321

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3,594)	$(3,594)
Reinsurance related embedded derivatives	-	(540)	-	(540)
Other liabilities:
Derivative liabilities (1)	-	(519)	(2,033)	(2,552)
GLB ceded embedded derivatives	-	-	(531)	(531)
Total liabilities	$-	$(1,059)	$(6,158)	$(7,217)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2021
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$7,761	$3	$(182)	$1,189	$30	$8,801
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	74	-	(11)	80	(102)	41
RMBS	2	-	-	2	(1)	3
CMBS	1	(1)	-	8	(8)	-
ABS	570	1	(9)	602	(294)	870
Hybrid and redeemable preferred
securities	103	-	25	(38)	-	90
Trading securities	643	(3)	-	210	(22)	828
Equity securities	57	38	-	(4)	-	91
Mortgage loans on real estate	832	11	5	(109)	-	739
Derivative investments	1,542	1,255	(3)	(139)	(2,634)	21
Other assets:
GLB direct embedded derivatives (3)	450	1,513	-	-	-	1,963
GLB ceded embedded derivatives (3)	82	(26)	-	-	-	56
Indexed annuity ceded embedded derivatives (3)	550	87	-	(109)	-	528
LPR ceded derivative (4)	-	-	-	-	318	318
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(3,594)	(2,709)	-	172	-	(6,131)
Other liabilities – GLB ceded embedded
derivatives (3)	(531)	(1,484)	-	-	-	(2,015)
Total, net	$8,547	$(1,315)	$(175)	$1,859	$(2,713)	$6,203

	For the Year Ended December 31, 2020
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,978	$(7)	$281	$435	$74	$7,761
U.S. government bonds	5	-	-	-	-	5
Foreign government bonds	90	-	3	(19)	-	74
RMBS	11	-	-	-	(9)	2
CMBS	1	-	-	-	-	1
ABS	268	-	10	495	(203)	570
Hybrid and redeemable preferred
securities	78	-	(2)	9	18	103
Trading securities	666	10	-	(32)	(1)	643
Equity securities	30	4	-	18	5	57
Mortgage loans on real estate	-	(1)	(10)	56	787	832
Derivative investments	868	986	267	(363)	(216)	1,542
Other assets: (3)
GLB direct embedded derivatives	450	-	-	-	-	450
GLB ceded embedded derivatives	60	22	-	-	-	82
Indexed annuity ceded embedded derivatives	927	538	-	(915)	-	550
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2,585)	(1,009)	-	-	-	(3,594)
Other liabilities – GLB ceded embedded
derivatives (3)	(510)	(21)	-	-	-	(531)
Total, net	$7,337	$522	$549	$(316)	$455	$8,547

	For the Year Ended December 31, 2019
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable preferred
securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (3)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (3)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).

(2)Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(3)Gains (losses) from the changes in fair value are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(4)Gains (losses) from the changes in fair value are included in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,861	$(110)	$(109)	$(423)	$(30)	$1,189
U.S. government bonds	-	-	(5)	-	-	(5)
Foreign government bonds	80	-	-	-	-	80
RMBS	2	-	-	-	-	2
CMBS	8	-	-	-	-	8
ABS	835	-	-	(233)	-	602
Hybrid and redeemable preferred
securities	12	(20)	-	-	(30)	(38)
Trading securities	383	(25)	-	(148)	-	210
Equity securities	6	(10)	-	-	-	(4)
Mortgage loans on real estate	96	(101)	(26)	(78)	-	(109)
Derivative investments	174	(124)	(189)	-	-	(139)
Other assets – indexed annuity ceded
embedded derivatives	55	-	-	(164)	-	(109)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(400)	-	-	572	-	172
Total, net	$3,112	$(390)	$(329)	$(474)	$(60)	$1,859

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,123	$(318)	$(43)	$(195)	$(132)	$435
Foreign government bonds	-	-	(19)	-	-	(19)
ABS	571	-	-	(76)	-	495
Hybrid and redeemable preferred
securities	13	(4)	-	-	-	9
Trading securities	300	(126)	(40)	(166)	-	(32)
Equity securities	20	(2)	-	-	-	18
Mortgage loans on real estate	71	(15)	-	-	-	56
Derivative investments	520	(412)	(471)	-	-	(363)
Other assets – indexed annuity ceded
embedded derivatives	25	-	-	(940)	-	(915)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	284	-	-
Total, net	$2,359	$(877)	$(573)	$(1,093)	$(132)	$(316)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-		17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Trading securities	$4	$-	$-
Equity securities	40	-	-
Mortgage loans on real estate	12	-	-
Derivative investments	1,051	536	168
Embedded derivatives:
Indexed annuity and IUL contracts	44	634	(97)
Other assets – GLB direct and ceded	2,311	671	1,015
Other liabilities – GLB ceded	(2,306)	(671)	(1,015)
Total, net (1)	$1,156	$1,170	$71

(1)Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended
	December 31,
	2021	2020
Fixed maturity AFS securities:
Corporate bonds	$(183)	$60
Foreign government bonds	(10)	4
ABS	(9)	5
Hybrid and redeemable preferred securities	26	(3)
Mortgage loans on real estate	4	-
Total, net	$(172)	$66

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

1
	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$164	$(134)	$30
Foreign government bonds	-	(102)	(102)
RMBS	-	(1)	(1)
CMBS	-	(8)	(8)
ABS	36	(330)	(294)
Trading securities	12	(34)	(22)
Derivative investments	24	(2,658)	(2,634)
Other assets – LPR ceded derivative	318	-	318
Total, net	$554	$(3,267)	$(2,713)

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$290	$(216)	$74
RMBS	1	(10)	(9)
ABS	-	(203)	(203)
Hybrid and redeemable preferred securities	18	-	18
Trading securities	1	(2)	(1)
Equity securities	5	-	5
Mortgage loans on real estate	787	-	787
Derivative investments	-	(216)	(216)
Total, net	$1,102	$(647)	$455

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2021, 2020 and 2019, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. During 2021, transfers into and out of Level 3 included free-standing instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. The updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2021:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$3,736	Discounted cash flow	Liquidity/duration adjustment (2)	0.1%	-	4.9%	1.5%
Foreign government
bonds	41	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	-	8.0%	6.0%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.7%	-	1.7%	1.7%
Equity securities	21	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	-	6.7%	6.1%
Other assets:
GLB direct and ceded
embedded derivatives	2,019	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

Indexed annuity ceded
embedded derivatives	528	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)

LPR ceded derivative	318	Discounted cash flow	Long-term lapse rate (3)	0%	-	1.65%	(10)
			NPR (6)	0.07%	-	1.27%	0.84%
			Mortality rate (7)			(9)	(10)

Liabilities
Future contract benefits –
indexed annuity contracts
embedded derivatives	$(6,062)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB ceded embedded
derivatives	(2,015)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.07%	-	1.27%	0.86%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.59%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.

(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.

(4)The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input for direct and ceded embedded derivatives was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption. The NPR input for LPR ceded derivative was weighted using a simple average.

(7)The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

(10)A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

●Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.

●Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

●LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in an increase in the fair value measurement.

●GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

21. Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan obligations; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; Spark and strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

●Realized gains and losses associated with the following (“excluded realized gain (loss)”):

◾Sales or disposals and impairments of financial assets;

◾Changes in the fair value of equity securities;

◾Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);

◾GLB rider fees ceded to LNBAR;

◾The net valuation premium of the GLB attributed rider fees; and

◾Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);

●Changes in reserves resulting from benefit ratio unlocking on our GLB riders (“benefit ratio unlocking”);

●Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

●Gains (losses) on modification or early extinguishment of debt;

●Losses from the impairment of intangible assets;

●Income (loss) from discontinued operations;

●Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and

●Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

●Excluded realized gain (loss);

●Revenue adjustments from the initial adoption of new accounting standards;

●Amortization of DFEL arising from changes in GLB benefit ratio unlocking; and

●Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Revenues
Operating revenues:
Annuities	$4,566	$4,067	$4,240
Retirement Plan Services	1,308	1,197	1,186
Life Insurance	7,692	7,086	6,999
Group Protection	4,995	4,792	4,587
Other Operations	157	166	199
Excluded realized gain (loss), pre-tax	(117)	(742)	(1,019)
Total revenues	$18,601	$16,566	$16,192

	For the Years Ended December 31,
	2021	2020	2019
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,326	$1,125	$987
Retirement Plan Services	223	157	162
Life Insurance	540	(12)	267
Group Protection	(128)	42	237
Other Operations	(243)	(161)	(148)
Excluded realized gain (loss), after-tax	(93)	(586)	(804)
Benefit ratio unlocking, after-tax	15	4	-
Net impact from the Tax Cuts and Jobs Act	-	37	16
Transaction and integration costs related to mergers, acquisitions
and divestitures, after-tax	(11)	(15)	(103)
Net income (loss)	$1,629	$591	$614

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2021	2020	2019
Net Investment Income
Annuities	$1,316	$1,192	$1,070
Retirement Plan Services	983	924	917
Life Insurance	3,056	2,689	2,494
Group Protection	365	329	306
Other Operations	124	130	175
Total net investment income	$5,844	$5,264	$4,962

	For the Years Ended December 31,
	2021	2020	2019
Amortization of DAC and VOBA, Net of Interest
Annuities	$436	$376	$427
Retirement Plan Services	31	28	25
Life Insurance	1,029	768	757
Group Protection	107	114	111
Total amortization of DAC and VOBA, net of interest	$1,603	$1,286	$1,320

	For the Years Ended December 31,
	2021	2020	2019
Federal Income Tax Expense (Benefit)
Annuities	$251	$187	$148
Retirement Plan Services	47	21	21
Life Insurance	123	(28)	50
Group Protection	(33)	11	63
Other Operations	(70)	(51)	(61)
Excluded realized gain (loss)	(25)	(155)	(215)
Benefit ratio unlocking	4	1	-
Net impact from the Tax Cuts and Jobs Act	-	(37)	(16)
Transaction and integration costs related to mergers,
acquisitions and divestitures	(4)	(5)	(27)
Total federal income tax expense (benefit)	$293	$(56)	$(37)

	As of December 31,
	2021	2020
Assets
Annuities	$200,827	$183,721
Retirement Plan Services	47,633	45,379
Life Insurance	106,973	102,806
Group Protection	10,522	10,201
Other Operations	26,060	26,212
Total assets	$392,015	$368,319

22. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Interest paid	$115	$127	$152
Income taxes paid (received)	29	78	245
Significant non-cash investing transactions:
Equity securities received in exchange of fixed maturity AFS securities	-	17	-
Significant non-cash financing transactions:
Net increase (decrease) in fixed maturity AFS securities and
accrued investment income in connection with reinsurance transactions	(3,066)	58	432
Decrease in other assets in connection with the expiration of a repurchase agreement	-	-	(150)

23. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2021	2020
Assets with affiliates:
Inter-company notes	$1,474	$1,514	Fixed maturity AFS securities
Ceded reinsurance contracts	(150)	(141)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	11	4	Accrued investment income
Ceded reinsurance contracts	2,867	2,701	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	529	221	Other assets
Cash management agreement	3,854	2,568	Other assets
Service agreement receivable	64	34	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	21	26	Future contract benefits
Assumed reinsurance contracts	364	387	Other contract holder funds
Ceded reinsurance contracts	(37)	(34)	Other contract holder funds
Inter-company short-term debt	1,084	497	Short-term debt
Inter-company long-term debt	2,334	2,412	Long-term debt
Ceded reinsurance contracts	368	145	Reinsurance related embedded derivatives
Ceded reinsurance contracts	4,971	5,233	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,124	(287)	Other liabilities
Accrued inter-company interest payable	4	4	Other liabilities
Service agreement payable	35	28	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2021	2020	2019
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(463)	$(439)	$(407)	Insurance premiums
Fees for management of general account	(138)	(140)	(133)	Net investment income
Net investment income on ceded funds withheld treaties	(113)	(119)	(139)	Net investment income
Net investment income on inter-company notes	29	40	53	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1,301)	(30)	(305)	Realized gain (loss)
Other gains (losses)	94	(175)	(301)	Realized gain (loss)
Reinsurance related settlements	1,626	193	472	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts	3	3	(4)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	48	45	60	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(443)	(585)	(254)	Benefits
Ceded reinsurance contracts	-	(1)	(19)	Commissions and other
				expenses
Service agreement payments (receipts)	(29)	(17)	15	Commissions and other
				expenses
Interest expense on inter-company debt	107	116	130	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2021.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 8, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 5, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1 million as of December 31, 2021 and 2020. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$45,145,814	$45,145,814	$45,145,814
AB VPS Large Cap Growth Portfolio - Class B	12,375,493	12,375,493	12,375,493
AB VPS Small/Mid Cap Value Portfolio - Class A	711,565	711,565	711,565
AB VPS Small/Mid Cap Value Portfolio - Class B	260,686,099	260,686,099	260,686,099
ALPS/Alerian Energy Infrastructure Portfolio - Class I	877,960	877,960	877,960
ALPS/Alerian Energy Infrastructure Portfolio - Class III	25,104,013	25,104,013	25,104,013
ALPS/Red Rocks Global Opportunity Portfolio - Class I	227,781	227,781	227,781
ALPS/Red Rocks Global Opportunity Portfolio - Class III	16,448,476	16,448,476	16,448,476
American Century VP Balanced Fund - Class I	663,324	663,324	663,324
American Century VP Balanced Fund - Class II	148,045,370	148,045,370	148,045,370
American Century VP Inflation Protection Fund - Class II	21,716	21,716	21,716
American Century VP Large Company Value Fund - Class I	5,500,649	5,500,649	5,500,649
American Century VP Large Company Value Fund - Class II	68,518,831	68,518,831	68,518,831
American Funds Asset Allocation Fund - Class 1	24,731,608	24,731,608	24,731,608
American Funds Asset Allocation Fund - Class 1A	24,074,567	24,074,567	24,074,567
American Funds Asset Allocation Fund - Class 4	282,327,497	282,327,497	282,327,497
American Funds Capital Income Builder® - Class 1	1,109,466	1,109,466	1,109,466
American Funds Capital Income Builder® - Class 1A	9,093,355	9,093,355	9,093,355
American Funds Capital Income Builder® - Class 4	55,737,245	55,737,245	55,737,245
American Funds Capital World Bond Fund - Class 1	2,971,792	2,971,792	2,971,792
American Funds Capital World Bond Fund - Class 1A	1,529,656	1,529,656	1,529,656
American Funds Capital World Growth and Income Fund - Class 1	1,668,026	1,668,026	1,668,026
American Funds Capital World Growth and Income Fund - Class 1A	5,712,399	5,712,399	5,712,399
American Funds Global Balanced Fund - Class 1	347,920	347,920	347,920
American Funds Global Balanced Fund - Class 1A	3,335,106	3,335,106	3,335,106
American Funds Global Growth Fund - Class 1	2,837,499	2,837,499	2,837,499
American Funds Global Growth Fund - Class 1A	16,444,653	16,444,653	16,444,653
American Funds Global Growth Fund - Class 2	331,592,236	331,592,236	331,592,236
American Funds Global Growth Fund - Class 4	124,611,582	124,611,582	124,611,582
American Funds Global Small Capitalization Fund - Class 1	1,645,115	1,645,115	1,645,115
American Funds Global Small Capitalization Fund - Class 1A	4,963,838	4,963,838	4,963,838
American Funds Global Small Capitalization Fund - Class 2	364,736,293	364,736,293	364,736,293
American Funds Global Small Capitalization Fund - Class 4	34,450,040	34,450,040	34,450,040
American Funds Growth Fund - Class 1	9,445,804	9,445,804	9,445,804
American Funds Growth Fund - Class 1A	53,310,366	53,310,366	53,310,366
American Funds Growth Fund - Class 2	1,768,484,011	1,768,484,011	1,768,484,011
American Funds Growth Fund - Class 4	437,753,534	437,753,534	437,753,534
American Funds Growth-Income Fund - Class 1	3,288,497	3,288,497	3,288,497
American Funds Growth-Income Fund - Class 1A	32,073,184	32,073,184	32,073,184
American Funds Growth-Income Fund - Class 2	1,937,644,819	1,937,644,819	1,937,644,819
American Funds Growth-Income Fund - Class 4	255,625,285	255,625,285	255,625,285
American Funds High-Income Trust - Class 1	1,879,396	1,879,396	1,879,396
American Funds High-Income Trust - Class 1A	1,456,294	1,456,294	1,456,294
American Funds International Fund - Class 1	3,385,811	3,385,811	3,385,811
American Funds International Fund - Class 1A	11,746,161	11,746,161	11,746,161
American Funds International Fund - Class 2	555,485,504	555,485,504	555,485,504
American Funds International Fund - Class 4	62,830,736	62,830,736	62,830,736
American Funds International Growth and Income Fund - Class 1	1,003,507	1,003,507	1,003,507
American Funds International Growth and Income Fund - Class 1A	3,126,291	3,126,291	3,126,291
American Funds Managed Risk Asset Allocation Fund - Class P1	7,250,348	7,250,348	7,250,348
American Funds Managed Risk Asset Allocation Fund - Class P2	157,441,858	157,441,858	157,441,858
American Funds Managed Risk Growth Fund - Class P1	5,380,840	5,380,840	5,380,840
American Funds Managed Risk Growth-Income Fund - Class P1	1,590,752	1,590,752	1,590,752
American Funds Managed Risk International Fund - Class P1	1,683,709	1,683,709	1,683,709
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	2,299,890	2,299,890	2,299,890
American Funds Mortgage Fund - Class 1	654,844	654,844	654,844
American Funds Mortgage Fund - Class 1A	2,217,056	2,217,056	2,217,056
American Funds Mortgage Fund - Class 4	6,933,462	6,933,462	6,933,462
American Funds New World Fund® - Class 1	3,578,414	3,578,414	3,578,414
American Funds New World Fund® - Class 1A	10,032,282	10,032,282	10,032,282
American Funds New World Fund® - Class 4	56,215,439	56,215,439	56,215,439

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
American Funds The Bond Fund of America - Class 1	$7,791,562	$7,791,562	$7,791,562
American Funds The Bond Fund of America - Class 1A	11,165,352	11,165,352	11,165,352
American Funds U.S. Government Securities Fund - Class 1	329,712	329,712	329,712
American Funds U.S. Government Securities Fund - Class 1A	4,653,756	4,653,756	4,653,756
American Funds Washington Mutual Investors Fund - Class 1	4,662,906	4,662,906	4,662,906
American Funds Washington Mutual Investors Fund - Class 1A	18,789,114	18,789,114	18,789,114
American Funds Washington Mutual Investors Fund - Class 4	96,471,478	96,471,478	96,471,478
BlackRock Global Allocation V.I. Fund - Class I	6,754,231	6,754,231	6,754,231
BlackRock Global Allocation V.I. Fund - Class III	1,057,226,537	1,057,226,537	1,057,226,537
ClearBridge Variable Aggressive Growth Portfolio - Class I	683,163	683,163	683,163
ClearBridge Variable Aggressive Growth Portfolio - Class II	24,198,802	24,198,802	24,198,802
ClearBridge Variable Large Cap Growth Portfolio - Class I	6,458,198	6,458,198	6,458,198
ClearBridge Variable Large Cap Growth Portfolio - Class II	238,342,012	238,342,012	238,342,012
ClearBridge Variable Mid Cap Portfolio - Class I	2,318,620	2,318,620	2,318,620
ClearBridge Variable Mid Cap Portfolio - Class II	72,482,261	72,482,261	72,482,261
Columbia VP Commodity Strategy Fund - Class 1	985,109	985,109	985,109
Columbia VP Commodity Strategy Fund - Class 2	6,016,740	6,016,740	6,016,740
Columbia VP Emerging Markets Bond Fund - Class 1	846,331	846,331	846,331
Columbia VP Emerging Markets Bond Fund - Class 2	4,590,207	4,590,207	4,590,207
Columbia VP Strategic Income Fund - Class 1	2,783,528	2,783,528	2,783,528
Columbia VP Strategic Income Fund - Class 2	17,582,103	17,582,103	17,582,103
Delaware Ivy VIP Asset Strategy Portfolio - Class I	966,551	966,551	966,551
Delaware Ivy VIP Asset Strategy Portfolio - Class II	8,672,969	8,672,969	8,672,969
Delaware Ivy VIP Energy Portfolio - Class I	167,585	167,585	167,585
Delaware Ivy VIP Energy Portfolio - Class II	10,828,195	10,828,195	10,828,195
Delaware Ivy VIP High Income Portfolio - Class I	2,095,089	2,095,089	2,095,089
Delaware Ivy VIP High Income Portfolio - Class II	27,115,967	27,115,967	27,115,967
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	7,444,775	7,444,775	7,444,775
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	35,551,587	35,551,587	35,551,587
Delaware Ivy VIP Science and Technology Portfolio - Class I	2,150,899	2,150,899	2,150,899
Delaware Ivy VIP Science and Technology Portfolio - Class II	57,682,468	57,682,468	57,682,468
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	773,314	773,314	773,314
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	11,851,738	11,851,738	11,851,738
Delaware VIP® Emerging Markets Series - Service Class	309,342,381	309,342,381	309,342,381
Delaware VIP® Emerging Markets Series - Standard Class	1,433,474	1,433,474	1,433,474
Delaware VIP® International Series - Standard Class	71,516	71,516	71,516
Delaware VIP® Small Cap Value Series - Service Class	524,665,809	524,665,809	524,665,809
Delaware VIP® Small Cap Value Series - Standard Class	9,029,082	9,029,082	9,029,082
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,993,690	1,993,690	1,993,690
DWS Alternative Asset Allocation VIP Portfolio - Class B	47,536,453	47,536,453	47,536,453
DWS Equity 500 Index VIP Portfolio - Class A	7,700,222	7,700,222	7,700,222
DWS Small Cap Index VIP Portfolio - Class A	3,012,588	3,012,588	3,012,588
Eaton Vance VT Floating-Rate Income Fund - ADV Class	2,607,497	2,607,497	2,607,497
Eaton Vance VT Floating-Rate Income Fund - Initial Class	37,830,933	37,830,933	37,830,933
Fidelity® VIP Balanced Portfolio - Initial Class	8,301,318	8,301,318	8,301,318
Fidelity® VIP Balanced Portfolio - Service Class 2	262,567,558	262,567,558	262,567,558
Fidelity® VIP Contrafund® Portfolio - Initial Class	9,130,307	9,130,307	9,130,307
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,637,867,768	1,637,867,768	1,637,867,768
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	787,542	787,542	787,542
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	30,399,690	30,399,690	30,399,690
Fidelity® VIP Growth Portfolio - Initial Class	11,862,192	11,862,192	11,862,192
Fidelity® VIP Growth Portfolio - Service Class 2	386,768,324	386,768,324	386,768,324
Fidelity® VIP Mid Cap Portfolio - Initial Class	4,416,236	4,416,236	4,416,236
Fidelity® VIP Mid Cap Portfolio - Service Class 2	688,709,850	688,709,850	688,709,850
Fidelity® VIP Strategic Income Portfolio - Initial Class	4,915,692	4,915,692	4,915,692
Fidelity® VIP Strategic Income Portfolio - Service Class 2	33,258,940	33,258,940	33,258,940
First Trust Capital Strength Portfolio - Class I	57,129,801	57,129,801	57,129,801
First Trust Capital Strength Portfolio - Class II	1,230,975	1,230,975	1,230,975
First Trust Dorsey Wright Tactical Core Portfolio - Class I	12,453,859	12,453,859	12,453,859
First Trust Dorsey Wright Tactical Core Portfolio - Class II	804,937	804,937	804,937
First Trust International Developed Capital Strength Portfolio - Class I	2,068,808	2,068,808	2,068,808

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
First Trust International Developed Capital Strength Portfolio - Class II	$190,518	$190,518	$190,518
First Trust Multi Income Allocation Portfolio - Class I	9,949,680	9,949,680	9,949,680
First Trust Multi Income Allocation Portfolio - Class II	46,482	46,482	46,482
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	225,622,964	225,622,964	225,622,964
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	1,757,379	1,757,379	1,757,379
Franklin Allocation VIP Fund - Class 4	18,023,792	18,023,792	18,023,792
Franklin Income VIP Fund - Class 1	628,862	628,862	628,862
Franklin Income VIP Fund - Class 2	449,714,685	449,714,685	449,714,685
Franklin Income VIP Fund - Class 4	133,883,773	133,883,773	133,883,773
Franklin Multi-Asset Variable Conservative Growth - Class I	99,361	99,361	99,361
Franklin Multi-Asset Variable Conservative Growth - Class II	16,920,659	16,920,659	16,920,659
Franklin Mutual Shares VIP Fund - Class 1	852,884	852,884	852,884
Franklin Mutual Shares VIP Fund - Class 2	601,705,908	601,705,908	601,705,908
Franklin Mutual Shares VIP Fund - Class 4	45,561,557	45,561,557	45,561,557
Franklin Rising Dividends VIP Fund - Class 1	2,039,764	2,039,764	2,039,764
Franklin Rising Dividends VIP Fund - Class 4	53,518,808	53,518,808	53,518,808
Franklin Small Cap Value VIP Fund - Class 1	1,925,118	1,925,118	1,925,118
Franklin Small Cap Value VIP Fund - Class 4	17,478,328	17,478,328	17,478,328
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,706,238	1,706,238	1,706,238
Franklin Small-Mid Cap Growth VIP Fund - Class 4	15,743,362	15,743,362	15,743,362
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	330,087	330,087	330,087
Goldman Sachs VIT Government Money Market Fund - Service Shares	16,222,063	16,222,063	16,222,063
Goldman Sachs VIT Large Cap Value Fund - Service Shares	142,350,491	142,350,491	142,350,491
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	2,752,056	2,752,056	2,752,056
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	1,859,385	1,859,385	1,859,385
Guggenheim VT Long Short Equity	6,060,083	6,060,083	6,060,083
Guggenheim VT Multi-Hedge Strategies	8,557,830	8,557,830	8,557,830
Hartford Capital Appreciation HLS Fund - Class IA	106,578	106,578	106,578
Hartford Capital Appreciation HLS Fund - Class IC	17,526,560	17,526,560	17,526,560
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	1,835,930	1,835,930	1,835,930
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	19,096,569	19,096,569	19,096,569
Invesco V.I. American Franchise Fund - Series I Shares	2,890,695	2,890,695	2,890,695
Invesco V.I. American Franchise Fund - Series II Shares	862,512	862,512	862,512
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	1,573,971	1,573,971	1,573,971
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	12,976,823	12,976,823	12,976,823
Invesco V.I. Comstock Fund - Series I Shares	471,885	471,885	471,885
Invesco V.I. Comstock Fund - Series II Shares	13,265,044	13,265,044	13,265,044
Invesco V.I. Core Equity Fund - Series I Shares	6,659,287	6,659,287	6,659,287
Invesco V.I. Core Equity Fund - Series II Shares	1,373,234	1,373,234	1,373,234
Invesco V.I. Diversified Dividend Fund - Series I Shares	601,997	601,997	601,997
Invesco V.I. Diversified Dividend Fund - Series II Shares	22,651,671	22,651,671	22,651,671
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	8,394,359	8,394,359	8,394,359
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	318,950,401	318,950,401	318,950,401
Invesco V.I. Equity and Income Fund - Series I Shares	463,647	463,647	463,647
Invesco V.I. Equity and Income Fund - Series II Shares	12,702,304	12,702,304	12,702,304
Invesco V.I. Global Fund - Series II Shares	8,366,964	8,366,964	8,366,964
Invesco V.I. International Growth Fund - Series I Shares	2,676,292	2,676,292	2,676,292
Invesco V.I. International Growth Fund - Series II Shares	91,553,956	91,553,956	91,553,956
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	1,738,925	1,738,925	1,738,925
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	25,105,654	25,105,654	25,105,654
Janus Henderson Balanced Portfolio - Service Shares	15,970,597	15,970,597	15,970,597
Janus Henderson Enterprise Portfolio - Service Shares	6,154,199	6,154,199	6,154,199
Janus Henderson Global Research Portfolio - Service Shares	623,350	623,350	623,350
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	7,859,354	7,859,354	7,859,354
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	220,288,614	220,288,614	220,288,614
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	5,321,740	5,321,740	5,321,740
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	469,603	469,603	469,603
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	4,990,123	4,990,123	4,990,123
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	48,239	48,239	48,239
Lincoln iShares® Global Growth Allocation Fund - Standard Class	586,698	586,698	586,698
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	673,528	673,528	673,528

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	$395,345	$395,345	$395,345
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	25,221	25,221	25,221
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	110,407	110,407	110,407
Lincoln S&P 500 Buffer Fund Aug - Service Class	347,749	347,749	347,749
Lincoln S&P 500 Buffer Fund May - Service Class	200,650	200,650	200,650
Lincoln S&P 500 Buffer Fund Nov - Service Class	27,132	27,132	27,132
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	67,573	67,573	67,573
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	100,864	100,864	100,864
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	58,913,412	58,913,412	58,913,412
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	35,072,730	35,072,730	35,072,730
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	14,061,994	14,061,994	14,061,994
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	47,346,291	47,346,291	47,346,291
LVIP American Balanced Allocation Fund - Service Class	90,599,465	90,599,465	90,599,465
LVIP American Balanced Allocation Fund - Standard Class	15,084,088	15,084,088	15,084,088
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	548,777,462	548,777,462	548,777,462
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	37,760,651	37,760,651	37,760,651
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	493,048	493,048	493,048
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	94,720,926	94,720,926	94,720,926
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	479,566	479,566	479,566
LVIP American Global Growth Fund - Service Class II	434,860,369	434,860,369	434,860,369
LVIP American Global Small Capitalization Fund - Service Class II	79,440,835	79,440,835	79,440,835
LVIP American Growth Allocation Fund - Service Class	67,679,917	67,679,917	67,679,917
LVIP American Growth Allocation Fund - Standard Class	8,198,290	8,198,290	8,198,290
LVIP American Growth Fund - Service Class II	1,676,915,034	1,676,915,034	1,676,915,034
LVIP American Growth-Income Fund - Service Class II	1,260,805,738	1,260,805,738	1,260,805,738
LVIP American Income Allocation Fund - Standard Class	248,966	248,966	248,966
LVIP American International Fund - Service Class II	280,015,019	280,015,019	280,015,019
LVIP American Preservation Fund - Service Class	21,097,210	21,097,210	21,097,210
LVIP American Preservation Fund - Standard Class	272,881	272,881	272,881
LVIP Baron Growth Opportunities Fund - Service Class	360,971,921	360,971,921	360,971,921
LVIP Baron Growth Opportunities Fund - Standard Class	2,249,192	2,249,192	2,249,192
LVIP BlackRock Advantage Allocation Fund - Service Class	14,324,408	14,324,408	14,324,408
LVIP BlackRock Advantage Allocation Fund - Standard Class	537,241	537,241	537,241
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,507,964,616	1,507,964,616	1,507,964,616
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	384,792	384,792	384,792
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	867,936,685	867,936,685	867,936,685
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	74,358	74,358	74,358
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	461,645,617	461,645,617	461,645,617
LVIP BlackRock Global Real Estate Fund - Service Class	102,574,460	102,574,460	102,574,460
LVIP BlackRock Global Real Estate Fund - Standard Class	2,977,667	2,977,667	2,977,667
LVIP BlackRock Inflation Protected Bond Fund - Service Class	889,724,191	889,724,191	889,724,191
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	14,422,156	14,422,156	14,422,156
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	624,692,021	624,692,021	624,692,021
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,408,308,301	1,408,308,301	1,408,308,301
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,567,107	2,567,107	2,567,107
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	883,765,891	883,765,891	883,765,891
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	163,159	163,159	163,159
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	577,910,713	577,910,713	577,910,713
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	84,214	84,214	84,214
LVIP Delaware Bond Fund - Service Class	4,533,268,383	4,533,268,383	4,533,268,383
LVIP Delaware Bond Fund - Standard Class	65,486,600	65,486,600	65,486,600
LVIP Delaware Diversified Floating Rate Fund - Service Class	745,053,580	745,053,580	745,053,580
LVIP Delaware Diversified Floating Rate Fund - Standard Class	3,432,185	3,432,185	3,432,185
LVIP Delaware Diversified Income Fund - Service Class	2,249,035,437	2,249,035,437	2,249,035,437
LVIP Delaware Diversified Income Fund - Standard Class	20,061,189	20,061,189	20,061,189
LVIP Delaware High Yield Fund - Service Class	95,615,202	95,615,202	95,615,202
LVIP Delaware High Yield Fund - Standard Class	2,184,224	2,184,224	2,184,224
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	1,173,430,305	1,173,430,305	1,173,430,305
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	4,617,031	4,617,031	4,617,031
LVIP Delaware Mid Cap Value Fund - Service Class	147,022,374	147,022,374	147,022,374
LVIP Delaware Mid Cap Value Fund - Standard Class	333,317	333,317	333,317

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
LVIP Delaware REIT Fund - Service Class	$157,555,517	$157,555,517	$157,555,517
LVIP Delaware REIT Fund - Standard Class	6,574,384	6,574,384	6,574,384
LVIP Delaware SMID Cap Core Fund - Service Class	189,241,032	189,241,032	189,241,032
LVIP Delaware SMID Cap Core Fund - Standard Class	6,978,063	6,978,063	6,978,063
LVIP Delaware Social Awareness Fund - Service Class	85,559,839	85,559,839	85,559,839
LVIP Delaware Social Awareness Fund - Standard Class	7,742,423	7,742,423	7,742,423
LVIP Delaware U.S. Growth Fund - Service Class	365,135,633	365,135,633	365,135,633
LVIP Delaware U.S. Growth Fund - Standard Class	431,395	431,395	431,395
LVIP Delaware Value Fund - Service Class	319,470,427	319,470,427	319,470,427
LVIP Delaware Value Fund - Standard Class	6,861,613	6,861,613	6,861,613
LVIP Delaware Wealth Builder Fund - Service Class	18,539,890	18,539,890	18,539,890
LVIP Delaware Wealth Builder Fund - Standard Class	3,295,952	3,295,952	3,295,952
LVIP Dimensional International Core Equity Fund - Service Class	132,000,228	132,000,228	132,000,228
LVIP Dimensional International Core Equity Fund - Standard Class	19,077,639	19,077,639	19,077,639
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	600,368,749	600,368,749	600,368,749
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,505,371	2,505,371	2,505,371
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	262,507,566	262,507,566	262,507,566
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	26,207,912	26,207,912	26,207,912
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	154,664,098	154,664,098	154,664,098
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	18,085,717	18,085,717	18,085,717
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	1,010,379,079	1,010,379,079	1,010,379,079
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	5,329,085	5,329,085	5,329,085
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	549,779,014	549,779,014	549,779,014
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	147,275	147,275	147,275
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	995,119,924	995,119,924	995,119,924
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	25,259,924	25,259,924	25,259,924
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	128,371	128,371	128,371
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	233,889,651	233,889,651	233,889,651
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	3,627,644	3,627,644	3,627,644
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	948,095,413	948,095,413	948,095,413
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,724,088	1,724,088	1,724,088
LVIP Global Growth Allocation Managed Risk Fund - Service Class	7,368,400,659	7,368,400,659	7,368,400,659
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	12,363,531	12,363,531	12,363,531
LVIP Global Income Fund - Service Class	540,665,083	540,665,083	540,665,083
LVIP Global Income Fund - Standard Class	1,180,222	1,180,222	1,180,222
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	5,918,395,241	5,918,395,241	5,918,395,241
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	5,765,668	5,765,668	5,765,668
LVIP Government Money Market Fund - Service Class	447,908,169	447,908,169	447,908,169
LVIP Government Money Market Fund - Standard Class	36,980,050	36,980,050	36,980,050
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	481,871,173	481,871,173	481,871,173
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	96,548	96,548	96,548
LVIP JPMorgan High Yield Fund - Service Class	236,135,827	236,135,827	236,135,827
LVIP JPMorgan High Yield Fund - Standard Class	5,125,691	5,125,691	5,125,691
LVIP JPMorgan Retirement Income Fund - Service Class	16,949,213	16,949,213	16,949,213
LVIP JPMorgan Retirement Income Fund - Standard Class	1,281,368	1,281,368	1,281,368
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	617,172,349	617,172,349	617,172,349
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	240,967	240,967	240,967
LVIP Loomis Sayles Global Growth Fund - Service Class	2,598,243	2,598,243	2,598,243
LVIP Loomis Sayles Global Growth Fund - Standard Class	327,734	327,734	327,734
LVIP MFS International Equity Managed Volatility Fund - Service Class	650,932,777	650,932,777	650,932,777
LVIP MFS International Growth Fund - Service Class	302,759,096	302,759,096	302,759,096
LVIP MFS International Growth Fund - Standard Class	2,646,084	2,646,084	2,646,084
LVIP MFS Value Fund - Service Class	1,219,669,506	1,219,669,506	1,219,669,506
LVIP MFS Value Fund - Standard Class	7,152,671	7,152,671	7,152,671
LVIP Mondrian International Value Fund - Service Class	260,140,895	260,140,895	260,140,895
LVIP Mondrian International Value Fund - Standard Class	8,473,138	8,473,138	8,473,138
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	98,147,784	98,147,784	98,147,784
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	55,994	55,994	55,994
LVIP PIMCO Low Duration Bond Fund - Service Class	762,042,646	762,042,646	762,042,646

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
LVIP PIMCO Low Duration Bond Fund - Standard Class	$12,043,091	$12,043,091	$12,043,091
LVIP SSGA Bond Index Fund - Service Class	970,156,653	970,156,653	970,156,653
LVIP SSGA Bond Index Fund - Standard Class	18,114,934	18,114,934	18,114,934
LVIP SSGA Conservative Index Allocation Fund - Service Class	91,830,660	91,830,660	91,830,660
LVIP SSGA Conservative Index Allocation Fund - Standard Class	5,184,848	5,184,848	5,184,848
LVIP SSGA Conservative Structured Allocation Fund - Service Class	152,969,580	152,969,580	152,969,580
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	1,409,656	1,409,656	1,409,656
LVIP SSGA Developed International 150 Fund - Service Class	136,170,553	136,170,553	136,170,553
LVIP SSGA Developed International 150 Fund - Standard Class	1,055,762	1,055,762	1,055,762
LVIP SSGA Emerging Markets 100 Fund - Service Class	154,248,867	154,248,867	154,248,867
LVIP SSGA Emerging Markets 100 Fund - Standard Class	4,950,196	4,950,196	4,950,196
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	15,377,926	15,377,926	15,377,926
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2,166,182	2,166,182	2,166,182
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	723,591,610	723,591,610	723,591,610
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,882,834	2,882,834	2,882,834
LVIP SSGA International Index Fund - Service Class	304,115,127	304,115,127	304,115,127
LVIP SSGA International Index Fund - Standard Class	12,530,545	12,530,545	12,530,545
LVIP SSGA International Managed Volatility Fund - Service Class	339,266,732	339,266,732	339,266,732
LVIP SSGA International Managed Volatility Fund - Standard Class	82,961	82,961	82,961
LVIP SSGA Large Cap 100 Fund - Service Class	374,015,414	374,015,414	374,015,414
LVIP SSGA Large Cap 100 Fund - Standard Class	9,467,670	9,467,670	9,467,670
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	894,082,224	894,082,224	894,082,224
LVIP SSGA Mid-Cap Index Fund - Service Class	169,594,180	169,594,180	169,594,180
LVIP SSGA Mid-Cap Index Fund - Standard Class	13,137,815	13,137,815	13,137,815
LVIP SSGA Moderate Index Allocation Fund - Service Class	288,980,814	288,980,814	288,980,814
LVIP SSGA Moderate Index Allocation Fund - Standard Class	6,757,072	6,757,072	6,757,072
LVIP SSGA Moderate Structured Allocation Fund - Service Class	680,018,510	680,018,510	680,018,510
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	1,764,213	1,764,213	1,764,213
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	248,635,849	248,635,849	248,635,849
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,754,600	4,754,600	4,754,600
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	384,870,969	384,870,969	384,870,969
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,789,953	2,789,953	2,789,953
LVIP SSGA Nasdaq-100 Index Fund - Service Class	9,412,574	9,412,574	9,412,574
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	516,672	516,672	516,672
LVIP SSGA S&P 500 Index Fund - Service Class	1,867,313,439	1,867,313,439	1,867,313,439
LVIP SSGA S&P 500 Index Fund - Standard Class	121,967,033	121,967,033	121,967,033
LVIP SSGA Short-Term Bond Index Fund - Service Class	168,729,878	168,729,878	168,729,878
LVIP SSGA Short-Term Bond Index Fund - Standard Class	6,246,840	6,246,840	6,246,840
LVIP SSGA Small-Cap Index Fund - Service Class	493,880,458	493,880,458	493,880,458
LVIP SSGA Small-Cap Index Fund - Standard Class	17,434,045	17,434,045	17,434,045
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	203,431,901	203,431,901	203,431,901
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	10,616,621	10,616,621	10,616,621
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	667,995,657	667,995,657	667,995,657
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	60,480	60,480	60,480
LVIP T. Rowe Price 2010 Fund - Service Class	4,803,174	4,803,174	4,803,174
LVIP T. Rowe Price 2020 Fund - Service Class	8,904,846	8,904,846	8,904,846
LVIP T. Rowe Price 2030 Fund - Service Class	4,578,916	4,578,916	4,578,916
LVIP T. Rowe Price 2040 Fund - Service Class	5,572,231	5,572,231	5,572,231
LVIP T. Rowe Price Growth Stock Fund - Service Class	465,035,203	465,035,203	465,035,203
LVIP T. Rowe Price Growth Stock Fund - Standard Class	7,273,797	7,273,797	7,273,797
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	390,215,525	390,215,525	390,215,525
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	4,602,933	4,602,933	4,602,933
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	184,408,512	184,408,512	184,408,512
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	1,274,421	1,274,421	1,274,421
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	1,935,606,062	1,935,606,062	1,935,606,062
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,397,774	3,397,774	3,397,774
LVIP Vanguard Bond Allocation Fund - Service Class	948,844,590	948,844,590	948,844,590
LVIP Vanguard Bond Allocation Fund - Standard Class	43,910,638	43,910,638	43,910,638
LVIP Vanguard Domestic Equity ETF Fund - Service Class	443,944,289	443,944,289	443,944,289
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	23,026,286	23,026,286	23,026,286
LVIP Vanguard International Equity ETF Fund - Service Class	285,388,076	285,388,076	285,388,076
See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2021

Subaccount	Investments	Total Assets	Net Assets
LVIP Vanguard International Equity ETF Fund - Standard Class	$24,400,403	$24,400,403	$24,400,403
LVIP Wellington Capital Growth Fund - Service Class	518,385,899	518,385,899	518,385,899
LVIP Wellington Capital Growth Fund - Standard Class	7,357,807	7,357,807	7,357,807
LVIP Wellington SMID Cap Value Fund - Service Class	150,529,032	150,529,032	150,529,032
LVIP Wellington SMID Cap Value Fund - Standard Class	1,851,301	1,851,301	1,851,301
LVIP Western Asset Core Bond Fund - Service Class	464,021,963	464,021,963	464,021,963
LVIP Western Asset Core Bond Fund - Standard Class	16,261,219	16,261,219	16,261,219
MFS® VIT Growth Series - Initial Class	7,451,183	7,451,183	7,451,183
MFS® VIT Growth Series - Service Class	288,785,022	288,785,022	288,785,022
MFS® VIT Total Return Series - Initial Class	6,507,398	6,507,398	6,507,398
MFS® VIT Total Return Series - Service Class	138,397,311	138,397,311	138,397,311
MFS® VIT Utilities Series - Initial Class	6,274,044	6,274,044	6,274,044
MFS® VIT Utilities Series - Service Class	179,773,953	179,773,953	179,773,953
MFS® VIT II Core Equity Portfolio - Service Class	2,253,606	2,253,606	2,253,606
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	1,963,003	1,963,003	1,963,003
MFS® VIT II International Intrinsic Value Portfolio - Service Class	44,739,576	44,739,576	44,739,576
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	709,757	709,757	709,757
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	10,344,653	10,344,653	10,344,653
Morgan Stanley VIF Growth Portfolio - Class II	3,500,483	3,500,483	3,500,483
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	19,603,949	19,603,949	19,603,949
PIMCO VIT All Asset Portfolio - Advisor Class	7,018,495	7,018,495	7,018,495
PIMCO VIT All Asset Portfolio - Institutional Class	395,642	395,642	395,642
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	14,167,010	14,167,010	14,167,010
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	35,134	35,134	35,134
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	4,538,109	4,538,109	4,538,109
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	110,175	110,175	110,175
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2,183,759	2,183,759	2,183,759
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	33,588	33,588	33,588
Putnam VT George Putnam Balanced Fund - Class IA	730,284	730,284	730,284
Putnam VT George Putnam Balanced Fund - Class IB	101,500,615	101,500,615	101,500,615
Putnam VT Global Health Care Fund - Class IA	972,075	972,075	972,075
Putnam VT Global Health Care Fund - Class IB	22,860,508	22,860,508	22,860,508
Putnam VT Income Fund - Class IA	1,395,122	1,395,122	1,395,122
Putnam VT Income Fund - Class IB	11,222,155	11,222,155	11,222,155
Putnam VT Large Cap Value Fund - Class IA	5,116,198	5,116,198	5,116,198
Putnam VT Large Cap Value Fund - Class IB	81,902,482	81,902,482	81,902,482
Putnam VT Multi-Asset Absolute Return Fund - Class IA	110,763	110,763	110,763
Putnam VT Multi-Asset Absolute Return Fund - Class IB	2,448,687	2,448,687	2,448,687
Templeton Foreign VIP Fund - Class 1	158,848	158,848	158,848
Templeton Foreign VIP Fund - Class 4	4,227,975	4,227,975	4,227,975
Templeton Global Bond VIP Fund - Class 1	3,068,688	3,068,688	3,068,688
Templeton Global Bond VIP Fund - Class 2	238,356,004	238,356,004	238,356,004
Templeton Global Bond VIP Fund - Class 4	22,778,375	22,778,375	22,778,375
Templeton Growth VIP Fund - Class 2	19,234,458	19,234,458	19,234,458
TOPS® Balanced ETF Portfolio - Service Class Shares	382,857	382,857	382,857
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	12,366,230	12,366,230	12,366,230
VanEck VIP Global Resources Fund - Class S Shares	5,554,519	5,554,519	5,554,519
VanEck VIP Global Resources Fund - Initial Class Shares	566,336	566,336	566,336
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	16,681,379	16,681,379	16,681,379
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	1,295,748	1,295,748	1,295,748

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Variable Annuity Account N

Statements of operations

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$—	$(686,571)	$(686,571)	$3,969,395
AB VPS International Value Portfolio - Class B	—	(4)	(4)	55
AB VPS Large Cap Growth Portfolio - Class B	—	(192,561)	(192,561)	917,616
AB VPS Small/Mid Cap Value Portfolio - Class A	6,180	(4,071)	2,109	148,269
AB VPS Small/Mid Cap Value Portfolio - Class B	1,471,960	(3,739,024)	(2,267,064)	14,103,211
ALPS/Alerian Energy Infrastructure Portfolio - Class I	21,050	(3,389)	17,661	37,811
ALPS/Alerian Energy Infrastructure Portfolio - Class III	496,660	(174,835)	321,825	2,341,969
ALPS/Red Rocks Global Opportunity Portfolio - Class I	10,376	(1,079)	9,297	8,610
ALPS/Red Rocks Global Opportunity Portfolio - Class III	666,227	(180,659)	485,568	746,916
American Century VP Balanced Fund - Class I	4,548	(3,991)	557	29,694
American Century VP Balanced Fund - Class II	640,890	(2,082,050)	(1,441,160)	2,980,215
American Century VP Inflation Protection Fund - Class II	688	(481)	207	181
American Century VP Large Company Value Fund - Class I	72,993	(29,145)	43,848	217,666
American Century VP Large Company Value Fund - Class II	749,094	(897,076)	(147,982)	1,844,095
American Funds Asset Allocation Fund - Class 1	423,908	(138,091)	285,817	526,125
American Funds Asset Allocation Fund - Class 1A	346,326	(82,499)	263,827	206,224
American Funds Asset Allocation Fund - Class 4	3,516,280	(2,812,242)	704,038	5,530,528
American Funds Capital Income Builder® - Class 1	32,010	(4,965)	27,045	16,454
American Funds Capital Income Builder® - Class 1A	208,063	(34,498)	173,565	67,379
American Funds Capital Income Builder® - Class 4	1,286,942	(612,071)	674,871	1,057,750
American Funds Capital World Bond Fund - Class 1	57,990	(25,869)	32,121	15,321
American Funds Capital World Bond Fund - Class 1A	23,302	(5,394)	17,908	2,563
American Funds Capital World Growth and Income Fund - Class 1	29,810	(14,971)	14,839	23,838
American Funds Capital World Growth and Income Fund - Class 1A	87,911	(19,413)	68,498	74,054
American Funds Global Balanced Fund - Class 1	4,168	(2,487)	1,681	89,276
American Funds Global Balanced Fund - Class 1A	32,704	(16,166)	16,538	29,152
American Funds Global Growth Fund - Class 1	16,097	(18,559)	(2,462)	96,544
American Funds Global Growth Fund - Class 1A	49,722	(76,859)	(27,137)	529,785
American Funds Global Growth Fund - Class 2	1,119,809	(5,200,244)	(4,080,435)	25,498,809
American Funds Global Growth Fund - Class 4	220,285	(1,110,602)	(890,317)	4,324,330
American Funds Global Small Capitalization Fund - Class 1	—	(11,554)	(11,554)	51,063
American Funds Global Small Capitalization Fund - Class 1A	—	(13,130)	(13,130)	65,419
American Funds Global Small Capitalization Fund - Class 2	—	(4,938,580)	(4,938,580)	29,880,674
American Funds Global Small Capitalization Fund - Class 4	—	(323,558)	(323,558)	1,139,976
American Funds Growth Fund - Class 1	41,859	(72,921)	(31,062)	1,048,128
American Funds Growth Fund - Class 1A	124,201	(191,183)	(66,982)	1,718,081
American Funds Growth Fund - Class 2	3,742,415	(29,248,716)	(25,506,301)	157,505,500
American Funds Growth Fund - Class 4	211,551	(4,025,921)	(3,814,370)	16,032,991
American Funds Growth-Income Fund - Class 1	42,351	(28,602)	13,749	191,801
American Funds Growth-Income Fund - Class 1A	306,782	(115,053)	191,729	428,630
American Funds Growth-Income Fund - Class 2	20,980,346	(27,889,264)	(6,908,918)	114,411,813
American Funds Growth-Income Fund - Class 4	2,133,527	(2,302,424)	(168,897)	5,460,851
American Funds High-Income Trust - Class 1	82,589	(14,589)	68,000	196
American Funds High-Income Trust - Class 1A	59,026	(11,114)	47,912	13,839
American Funds International Fund - Class 1	93,901	(25,031)	68,870	94,144
American Funds International Fund - Class 1A	280,738	(49,525)	231,213	407,096
American Funds International Fund - Class 2	14,027,275	(8,555,125)	5,472,150	23,278,086
American Funds International Fund - Class 4	1,483,567	(637,412)	846,155	1,443,875
American Funds International Growth and Income Fund - Class 1	23,085	(11,845)	11,240	63,007
American Funds International Growth and Income Fund - Class 1A	68,394	(9,991)	58,403	94,615
American Funds Managed Risk Asset Allocation Fund - Class P1	114,222	(38,241)	75,981	39,398
American Funds Managed Risk Asset Allocation Fund - Class P2	2,141,153	(2,316,189)	(175,036)	2,720,552
American Funds Managed Risk Growth Fund - Class P1	41,631	(25,041)	16,590	436,351
American Funds Managed Risk Growth-Income Fund - Class P1	17,525	(6,601)	10,924	18,902
American Funds Managed Risk International Fund - Class P1	12,285	(10,228)	2,057	23,921
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	36,815	(11,483)	25,332	17,587

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$5,285,338	$9,254,733	$(555,161)	$8,013,001
AB VPS International Value Portfolio - Class B	—	55	37	88
AB VPS Large Cap Growth Portfolio - Class B	858,713	1,776,329	1,161,417	2,745,185
AB VPS Small/Mid Cap Value Portfolio - Class A	—	148,269	136,409	286,787
AB VPS Small/Mid Cap Value Portfolio - Class B	—	14,103,211	55,630,521	67,466,668
ALPS/Alerian Energy Infrastructure Portfolio - Class I	—	37,811	222,548	278,020
ALPS/Alerian Energy Infrastructure Portfolio - Class III	—	2,341,969	1,502,975	4,166,769
ALPS/Red Rocks Global Opportunity Portfolio - Class I	—	8,610	31,042	48,949
ALPS/Red Rocks Global Opportunity Portfolio - Class III	—	746,916	1,885,411	3,117,895
American Century VP Balanced Fund - Class I	28,815	58,509	34,797	93,863
American Century VP Balanced Fund - Class II	6,150,539	9,130,754	9,794,255	17,483,849
American Century VP Inflation Protection Fund - Class II	—	181	489	877
American Century VP Large Company Value Fund - Class I	—	217,666	647,796	909,310
American Century VP Large Company Value Fund - Class II	—	1,844,095	8,027,866	9,723,979
American Funds Asset Allocation Fund - Class 1	813,823	1,339,948	1,720,630	3,346,395
American Funds Asset Allocation Fund - Class 1A	530,773	736,997	1,329,639	2,330,463
American Funds Asset Allocation Fund - Class 4	7,684,108	13,214,636	16,109,988	30,028,662
American Funds Capital Income Builder® - Class 1	—	16,454	102,773	146,272
American Funds Capital Income Builder® - Class 1A	—	67,379	720,820	961,764
American Funds Capital Income Builder® - Class 4	—	1,057,750	4,582,903	6,315,524
American Funds Capital World Bond Fund - Class 1	74,300	89,621	(293,374)	(171,632)
American Funds Capital World Bond Fund - Class 1A	16,439	19,002	(97,271)	(60,361)
American Funds Capital World Growth and Income Fund - Class 1	35,096	58,934	135,431	209,204
American Funds Capital World Growth and Income Fund - Class 1A	52,564	126,618	249,305	444,421
American Funds Global Balanced Fund - Class 1	18,253	107,529	(70,268)	38,942
American Funds Global Balanced Fund - Class 1A	175,600	204,752	66,210	287,500
American Funds Global Growth Fund - Class 1	132,578	229,122	172,367	399,027
American Funds Global Growth Fund - Class 1A	577,312	1,107,097	645,596	1,725,556
American Funds Global Growth Fund - Class 2	16,374,267	41,873,076	8,216,633	46,009,274
American Funds Global Growth Fund - Class 4	5,057,211	9,381,541	5,499,949	13,991,173
American Funds Global Small Capitalization Fund - Class 1	35,851	86,914	25,527	100,887
American Funds Global Small Capitalization Fund - Class 1A	33,768	99,187	(87,714)	(1,657)
American Funds Global Small Capitalization Fund - Class 2	8,840,850	38,721,524	(10,755,159)	23,027,785
American Funds Global Small Capitalization Fund - Class 4	667,263	1,807,239	(280,874)	1,202,807
American Funds Growth Fund - Class 1	1,152,736	2,200,864	(321,528)	1,848,274
American Funds Growth Fund - Class 1A	4,129,862	5,847,943	1,142,966	6,923,927
American Funds Growth Fund - Class 2	224,999,256	382,504,756	(35,386,016)	321,612,439
American Funds Growth Fund - Class 4	46,124,200	62,157,191	7,831,185	66,174,006
American Funds Growth-Income Fund - Class 1	30,467	222,268	466,719	702,736
American Funds Growth-Income Fund - Class 1A	184,185	612,815	3,725,178	4,529,722
American Funds Growth-Income Fund - Class 2	18,849,422	133,261,235	257,996,925	384,349,242
American Funds Growth-Income Fund - Class 4	2,020,673	7,481,524	34,633,351	41,945,978
American Funds High-Income Trust - Class 1	—	196	71,858	140,054
American Funds High-Income Trust - Class 1A	—	13,839	18,387	80,138
American Funds International Fund - Class 1	—	94,144	(219,061)	(56,047)
American Funds International Fund - Class 1A	—	407,096	(880,205)	(241,896)
American Funds International Fund - Class 2	—	23,278,086	(43,600,470)	(14,850,234)
American Funds International Fund - Class 4	—	1,443,875	(4,156,611)	(1,866,581)
American Funds International Growth and Income Fund - Class 1	—	63,007	(16,445)	57,802
American Funds International Growth and Income Fund - Class 1A	—	94,615	(72,152)	80,866
American Funds Managed Risk Asset Allocation Fund - Class P1	—	39,398	576,533	691,912
American Funds Managed Risk Asset Allocation Fund - Class P2	—	2,720,552	13,708,338	16,253,854
American Funds Managed Risk Growth Fund - Class P1	156,162	592,513	(105,070)	504,033
American Funds Managed Risk Growth-Income Fund - Class P1	16,398	35,300	123,458	169,682
American Funds Managed Risk International Fund - Class P1	—	23,921	(113,010)	(87,032)
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	—	17,587	232,467	275,386

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds Mortgage Fund - Class 1	$4,680	$(8,181)	$(3,501)	$(540)
American Funds Mortgage Fund - Class 1A	11,132	(6,981)	4,151	(1,135)
American Funds Mortgage Fund - Class 4	17,746	(77,744)	(59,998)	(13,664)
American Funds New World Fund® - Class 1	39,452	(26,594)	12,858	279,888
American Funds New World Fund® - Class 1A	63,959	(33,121)	30,838	254,218
American Funds New World Fund® - Class 4	356,870	(537,768)	(180,898)	2,161,630
American Funds The Bond Fund of America - Class 1	127,649	(59,537)	68,112	18,984
American Funds The Bond Fund of America - Class 1A	154,610	(61,000)	93,610	42,506
American Funds U.S. Government Securities Fund - Class 1	5,056	(3,373)	1,683	(19,617)
American Funds U.S. Government Securities Fund - Class 1A	64,526	(28,550)	35,976	(172,627)
American Funds Washington Mutual Investors Fund - Class 1	73,057	(35,767)	37,290	108,086
American Funds Washington Mutual Investors Fund - Class 1A	244,451	(71,963)	172,488	613,624
American Funds Washington Mutual Investors Fund - Class 4	1,041,898	(804,316)	237,582	2,243,625
BlackRock Global Allocation V.I. Fund - Class I	61,576	(31,197)	30,379	49,201
BlackRock Global Allocation V.I. Fund - Class III	8,792,991	(17,619,723)	(8,826,732)	20,599,948
ClearBridge Variable Aggressive Growth Portfolio - Class I	930	(2,280)	(1,350)	243
ClearBridge Variable Aggressive Growth Portfolio - Class II	44,728	(299,520)	(254,792)	499,682
ClearBridge Variable Large Cap Growth Portfolio - Class I	—	(25,166)	(25,166)	370,818
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	(3,345,368)	(3,345,368)	14,161,411
ClearBridge Variable Mid Cap Portfolio - Class I	443	(9,021)	(8,578)	51,263
ClearBridge Variable Mid Cap Portfolio - Class II	16,862	(819,517)	(802,655)	2,875,778
Columbia VP Commodity Strategy Fund - Class 1	2,258	(2,823)	(565)	40,069
Columbia VP Commodity Strategy Fund - Class 2	—	(24,058)	(24,058)	84,308
Columbia VP Emerging Markets Bond Fund - Class 1	29,862	(2,835)	27,027	913
Columbia VP Emerging Markets Bond Fund - Class 2	128,923	(36,628)	92,295	(2,666)
Columbia VP Strategic Income Fund - Class 1	128,705	(8,150)	120,555	17,900
Columbia VP Strategic Income Fund - Class 2	807,564	(154,736)	652,828	59,087
Delaware Ivy VIP Asset Strategy Portfolio - Class I	15,788	(2,014)	13,774	1,251
Delaware Ivy VIP Asset Strategy Portfolio - Class II	131,863	(100,021)	31,842	260,946
Delaware Ivy VIP Energy Portfolio - Class I	2,647	(552)	2,095	3,374
Delaware Ivy VIP Energy Portfolio - Class II	152,907	(89,002)	63,905	24,200
Delaware Ivy VIP High Income Portfolio - Class I	108,511	(8,717)	99,794	1,821
Delaware Ivy VIP High Income Portfolio - Class II	1,844,109	(338,164)	1,505,945	82,094
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	—	(32,872)	(32,872)	446,064
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	—	(322,074)	(322,074)	1,474,510
Delaware Ivy VIP Science and Technology Portfolio - Class I	—	(8,950)	(8,950)	321,544
Delaware Ivy VIP Science and Technology Portfolio - Class II	—	(598,649)	(598,649)	2,763,660
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	6,259	(2,456)	3,803	8,542
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	89,448	(105,978)	(16,530)	546,545
Delaware VIP® Emerging Markets Series - Service Class	180,073	(5,087,780)	(4,907,707)	16,279,237
Delaware VIP® Emerging Markets Series - Standard Class	4,768	(7,012)	(2,244)	46,613
Delaware VIP® International Series - Standard Class	699	(1,021)	(322)	139
Delaware VIP® Small Cap Value Series - Service Class	3,110,397	(7,995,231)	(4,884,834)	26,545,556
Delaware VIP® Small Cap Value Series - Standard Class	70,054	(96,175)	(26,121)	177,082
DWS Alternative Asset Allocation VIP Portfolio - Class A	35,650	(13,468)	22,182	18,572
DWS Alternative Asset Allocation VIP Portfolio - Class B	786,892	(743,947)	42,945	649,135
DWS Equity 500 Index VIP Portfolio - Class A	105,406	(120,882)	(15,476)	431,231
DWS Small Cap Index VIP Portfolio - Class A	27,934	(52,828)	(24,894)	175,840
Eaton Vance VT Floating-Rate Income Fund - ADV Class	67,713	(8,579)	59,134	(2,283)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,016,959	(414,421)	602,538	290,383
Fidelity® VIP Balanced Portfolio - Initial Class	58,689	(20,666)	38,023	70,742
Fidelity® VIP Balanced Portfolio - Service Class 2	1,661,981	(3,083,176)	(1,421,195)	4,543,853
Fidelity® VIP Contrafund® Portfolio - Initial Class	5,113	(32,691)	(27,578)	636,381
Fidelity® VIP Contrafund® Portfolio - Service Class 2	419,767	(24,439,704)	(24,019,937)	96,963,918
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	8,928	(6,186)	2,742	12,602
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	281,361	(433,573)	(152,212)	260,899
Fidelity® VIP Growth Portfolio - Initial Class	—	(111,349)	(111,349)	303,594

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Mortgage Fund - Class 1	$22,407	$21,867	$(28,348)	$(9,982)
American Funds Mortgage Fund - Class 1A	46,139	45,004	(61,461)	(12,306)
American Funds Mortgage Fund - Class 4	239,644	225,980	(293,835)	(127,853)
American Funds New World Fund® - Class 1	116,740	396,628	(233,358)	176,128
American Funds New World Fund® - Class 1A	216,735	470,953	(314,128)	187,663
American Funds New World Fund® - Class 4	1,696,627	3,858,257	(2,143,446)	1,533,913
American Funds The Bond Fund of America - Class 1	308,322	327,306	(461,446)	(66,028)
American Funds The Bond Fund of America - Class 1A	366,316	408,822	(576,753)	(74,321)
American Funds U.S. Government Securities Fund - Class 1	28,142	8,525	(20,507)	(10,299)
American Funds U.S. Government Securities Fund - Class 1A	443,208	270,581	(356,458)	(49,901)
American Funds Washington Mutual Investors Fund - Class 1	—	108,086	905,445	1,050,821
American Funds Washington Mutual Investors Fund - Class 1A	—	613,624	2,504,567	3,290,679
American Funds Washington Mutual Investors Fund - Class 4	—	2,243,625	14,768,794	17,250,001
BlackRock Global Allocation V.I. Fund - Class I	932,017	981,218	(654,039)	357,558
BlackRock Global Allocation V.I. Fund - Class III	176,117,600	196,717,548	(138,507,058)	49,383,758
ClearBridge Variable Aggressive Growth Portfolio - Class I	184,184	184,427	(136,480)	46,597
ClearBridge Variable Aggressive Growth Portfolio - Class II	6,918,330	7,418,012	(5,117,635)	2,045,585
ClearBridge Variable Large Cap Growth Portfolio - Class I	336,486	707,304	173,208	855,346
ClearBridge Variable Large Cap Growth Portfolio - Class II	14,377,825	28,539,236	13,035,274	38,229,142
ClearBridge Variable Mid Cap Portfolio - Class I	240,951	292,214	132,767	416,403
ClearBridge Variable Mid Cap Portfolio - Class II	7,788,134	10,663,912	4,508,896	14,370,153
Columbia VP Commodity Strategy Fund - Class 1	—	40,069	56,374	95,878
Columbia VP Commodity Strategy Fund - Class 2	—	84,308	280,759	341,009
Columbia VP Emerging Markets Bond Fund - Class 1	—	913	(44,346)	(16,406)
Columbia VP Emerging Markets Bond Fund - Class 2	—	(2,666)	(220,238)	(130,609)
Columbia VP Strategic Income Fund - Class 1	—	17,900	(110,758)	27,697
Columbia VP Strategic Income Fund - Class 2	—	59,087	(671,729)	40,186
Delaware Ivy VIP Asset Strategy Portfolio - Class I	80,944	82,195	(57,005)	38,964
Delaware Ivy VIP Asset Strategy Portfolio - Class II	856,689	1,117,635	(388,827)	760,650
Delaware Ivy VIP Energy Portfolio - Class I	—	3,374	34,821	40,290
Delaware Ivy VIP Energy Portfolio - Class II	—	24,200	2,681,663	2,769,768
Delaware Ivy VIP High Income Portfolio - Class I	—	1,821	(6,221)	95,394
Delaware Ivy VIP High Income Portfolio - Class II	—	82,094	(136,467)	1,451,572
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	807,064	1,253,128	(202,062)	1,018,194
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	3,443,675	4,918,185	(439,213)	4,156,898
Delaware Ivy VIP Science and Technology Portfolio - Class I	630,025	951,569	(617,051)	325,568
Delaware Ivy VIP Science and Technology Portfolio - Class II	16,419,720	19,183,380	(11,614,636)	6,970,095
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	64,458	73,000	(79,239)	(2,436)
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	1,094,736	1,641,281	(1,478,564)	146,187
Delaware VIP® Emerging Markets Series - Service Class	1,440,582	17,719,819	(26,696,226)	(13,884,114)
Delaware VIP® Emerging Markets Series - Standard Class	6,826	53,439	(120,667)	(69,472)
Delaware VIP® International Series - Standard Class	1,482	1,621	2,430	3,729
Delaware VIP® Small Cap Value Series - Service Class	—	26,545,556	115,641,598	137,302,320
Delaware VIP® Small Cap Value Series - Standard Class	—	177,082	2,166,454	2,317,415
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	18,572	159,963	200,717
DWS Alternative Asset Allocation VIP Portfolio - Class B	—	649,135	3,916,755	4,608,835
DWS Equity 500 Index VIP Portfolio - Class A	309,086	740,317	958,514	1,683,355
DWS Small Cap Index VIP Portfolio - Class A	194,216	370,056	38,921	384,083
Eaton Vance VT Floating-Rate Income Fund - ADV Class	—	(2,283)	9,582	66,433
Eaton Vance VT Floating-Rate Income Fund - Initial Class	—	290,383	(66,387)	826,534
Fidelity® VIP Balanced Portfolio - Initial Class	268,743	339,485	306,006	683,514
Fidelity® VIP Balanced Portfolio - Service Class 2	14,415,802	18,959,655	12,316,273	29,854,733
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,041,292	1,677,673	250,669	1,900,764
Fidelity® VIP Contrafund® Portfolio - Service Class 2	192,581,348	289,545,266	83,931,003	349,456,332
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	13,892	26,494	42,488	71,724
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	458,770	719,669	1,624,786	2,192,243
Fidelity® VIP Growth Portfolio - Initial Class	2,169,758	2,473,352	(328,817)	2,033,186

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Fidelity® VIP Growth Portfolio - Service Class 2	$—	$(5,461,816)	$(5,461,816)	$21,132,595
Fidelity® VIP Mid Cap Portfolio - Initial Class	25,148	(14,910)	10,238	106,368
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,366,912	(10,343,675)	(7,976,763)	36,345,030
Fidelity® VIP Strategic Income Portfolio - Initial Class	128,521	(17,862)	110,659	19,138
Fidelity® VIP Strategic Income Portfolio - Service Class 2	796,570	(298,318)	498,252	130,846
First Trust Capital Strength Portfolio - Class I	211,016	(432,075)	(221,059)	608,912
First Trust Capital Strength Portfolio - Class II	7,586	(3,960)	3,626	20,653
First Trust Dorsey Wright Tactical Core Portfolio - Class I	45,572	(132,002)	(86,430)	365,268
First Trust Dorsey Wright Tactical Core Portfolio - Class II	4,131	(1,296)	2,835	438
First Trust International Developed Capital Strength Portfolio - Class I	15,284	(12,526)	2,758	30,817
First Trust International Developed Capital Strength Portfolio - Class II	2,617	(566)	2,051	326
First Trust Multi Income Allocation Portfolio - Class I	185,346	(94,140)	91,206	120,101
First Trust Multi Income Allocation Portfolio - Class II	751	(56)	695	—
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2,030,918	(3,382,345)	(1,351,427)	3,922,636
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	19,168	(5,975)	13,193	12,495
Franklin Allocation VIP Fund - Class 4	240,316	(214,152)	26,164	(63,989)
Franklin Income VIP Fund - Class 1	21,438	(1,689)	19,749	1,637
Franklin Income VIP Fund - Class 2	21,054,737	(6,920,475)	14,134,262	5,770,372
Franklin Income VIP Fund - Class 4	5,257,102	(1,708,556)	3,548,546	846,362
Franklin Multi-Asset Variable Conservative Growth - Class I	3,281	(464)	2,817	175
Franklin Multi-Asset Variable Conservative Growth - Class II	522,376	(232,627)	289,749	275,509
Franklin Mutual Shares VIP Fund - Class 1	25,410	(4,860)	20,550	(745)
Franklin Mutual Shares VIP Fund - Class 2	17,473,748	(7,486,401)	9,987,347	11,733,832
Franklin Mutual Shares VIP Fund - Class 4	1,213,767	(586,752)	627,015	224,843
Franklin Rising Dividends VIP Fund - Class 1	16,335	(7,468)	8,867	88,082
Franklin Rising Dividends VIP Fund - Class 4	376,171	(507,917)	(131,746)	1,363,193
Franklin Small Cap Value VIP Fund - Class 1	16,073	(6,256)	9,817	41,878
Franklin Small Cap Value VIP Fund - Class 4	129,567	(154,997)	(25,430)	357,930
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(8,673)	(8,673)	166,964
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(175,492)	(175,492)	878,453
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	20	(1,651)	(1,631)	—
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,266	(214,526)	(213,260)	11
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,243,454	(1,407,715)	(164,261)	2,699,509
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	36,321	(29,542)	6,779	14,759
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	31,037	(5,982)	25,055	23,452
Guggenheim VT Long Short Equity	34,052	(43,045)	(8,993)	75,141
Guggenheim VT Multi-Hedge Strategies	—	(65,362)	(65,362)	84,172
Hartford Capital Appreciation HLS Fund - Class IA	490	(405)	85	39
Hartford Capital Appreciation HLS Fund - Class IC	5,747	(215,779)	(210,032)	392,741
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	—	(6,712)	(6,712)	47,479
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	—	(215,687)	(215,687)	803,162
Invesco V.I. American Franchise Fund - Series I Shares	—	(45,155)	(45,155)	352,580
Invesco V.I. American Franchise Fund - Series II Shares	—	(39,771)	(39,771)	534,060
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	49,300	(5,692)	43,608	(1,550)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	386,028	(160,977)	225,051	21,209
Invesco V.I. Comstock Fund - Series I Shares	8,017	(1,754)	6,263	30,513
Invesco V.I. Comstock Fund - Series II Shares	198,271	(117,624)	80,647	306,475
Invesco V.I. Core Equity Fund - Series I Shares	41,631	(92,270)	(50,639)	113,343
Invesco V.I. Core Equity Fund - Series II Shares	5,770	(21,462)	(15,692)	41,262
Invesco V.I. Diversified Dividend Fund - Series I Shares	12,416	(2,259)	10,157	16,816
Invesco V.I. Diversified Dividend Fund - Series II Shares	414,700	(230,192)	184,508	332,196
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	80,003	(34,522)	45,481	443,529
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	3,108,094	(4,368,516)	(1,260,422)	10,976,501
Invesco V.I. Equity and Income Fund - Series I Shares	3,931	(538)	3,393	372
Invesco V.I. Equity and Income Fund - Series II Shares	203,012	(147,074)	55,938	293,955
Invesco V.I. Global Fund - Series II Shares	—	(85,487)	(85,487)	756,843
Invesco V.I. International Growth Fund - Series I Shares	34,501	(32,767)	1,734	121,362

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Fidelity® VIP Growth Portfolio - Service Class 2	$75,771,437	$96,904,032	$(22,746,375)	$68,695,841
Fidelity® VIP Mid Cap Portfolio - Initial Class	658,188	764,556	32,811	807,605
Fidelity® VIP Mid Cap Portfolio - Service Class 2	107,396,122	143,741,152	2,914,851	138,679,240
Fidelity® VIP Strategic Income Portfolio - Initial Class	74,563	93,701	(66,549)	137,811
Fidelity® VIP Strategic Income Portfolio - Service Class 2	506,987	637,833	(481,661)	654,424
First Trust Capital Strength Portfolio - Class I	2,535,972	3,144,884	4,526,571	7,450,396
First Trust Capital Strength Portfolio - Class II	55,189	75,842	117,561	197,029
First Trust Dorsey Wright Tactical Core Portfolio - Class I	315,800	681,068	712,876	1,307,514
First Trust Dorsey Wright Tactical Core Portfolio - Class II	3,237	3,675	20,721	27,231
First Trust International Developed Capital Strength Portfolio - Class I	186,917	217,734	(54,326)	166,166
First Trust International Developed Capital Strength Portfolio - Class II	17,815	18,141	10,462	30,654
First Trust Multi Income Allocation Portfolio - Class I	—	120,101	640,887	852,194
First Trust Multi Income Allocation Portfolio - Class II	—	—	763	1,458
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1,602,621	5,525,257	16,821,177	20,995,007
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	11,349	23,844	139,052	176,089
Franklin Allocation VIP Fund - Class 4	—	(63,989)	1,509,116	1,471,291
Franklin Income VIP Fund - Class 1	—	1,637	46,149	67,535
Franklin Income VIP Fund - Class 2	—	5,770,372	43,272,263	63,176,897
Franklin Income VIP Fund - Class 4	—	846,362	12,136,366	16,531,274
Franklin Multi-Asset Variable Conservative Growth - Class I	4,849	5,024	(4,423)	3,418
Franklin Multi-Asset Variable Conservative Growth - Class II	816,049	1,091,558	(49,501)	1,331,806
Franklin Mutual Shares VIP Fund - Class 1	—	(745)	118,465	138,270
Franklin Mutual Shares VIP Fund - Class 2	—	11,733,832	81,710,087	103,431,266
Franklin Mutual Shares VIP Fund - Class 4	—	224,843	5,798,886	6,650,744
Franklin Rising Dividends VIP Fund - Class 1	49,452	137,534	231,197	377,598
Franklin Rising Dividends VIP Fund - Class 4	1,484,908	2,848,101	7,610,086	10,326,441
Franklin Small Cap Value VIP Fund - Class 1	35,847	77,725	175,586	263,128
Franklin Small Cap Value VIP Fund - Class 4	373,781	731,711	1,997,883	2,704,164
Franklin Small-Mid Cap Growth VIP Fund - Class 1	162,562	329,526	(145,630)	175,223
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,741,343	2,619,796	(1,233,038)	1,211,266
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	—	—	(1)	(1,632)
Goldman Sachs VIT Government Money Market Fund - Service Shares	—	11	(11)	(213,260)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	17,356,592	20,056,101	9,522,992	29,414,832
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	—	14,759	62,933	84,471
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	—	23,452	(1,173)	47,334
Guggenheim VT Long Short Equity	—	75,141	911,372	977,520
Guggenheim VT Multi-Hedge Strategies	217,380	301,552	192,026	428,216
Hartford Capital Appreciation HLS Fund - Class IA	9,016	9,055	4,184	13,324
Hartford Capital Appreciation HLS Fund - Class IC	1,530,219	1,922,960	365,860	2,078,788
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	146,717	194,196	(41,592)	145,892
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	1,755,771	2,558,933	(797,047)	1,546,199
Invesco V.I. American Franchise Fund - Series I Shares	338,899	691,479	(305,815)	340,509
Invesco V.I. American Franchise Fund - Series II Shares	283,751	817,811	(585,500)	192,540
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	49,108	47,558	43,459	134,625
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	415,338	436,547	317,506	979,104
Invesco V.I. Comstock Fund - Series I Shares	—	30,513	82,446	119,222
Invesco V.I. Comstock Fund - Series II Shares	—	306,475	2,259,412	2,646,534
Invesco V.I. Core Equity Fund - Series I Shares	142,588	255,931	1,231,756	1,437,048
Invesco V.I. Core Equity Fund - Series II Shares	29,391	70,653	248,497	303,458
Invesco V.I. Diversified Dividend Fund - Series I Shares	2,247	19,063	76,266	105,486
Invesco V.I. Diversified Dividend Fund - Series II Shares	83,320	415,516	2,591,550	3,191,574
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	—	443,529	1,160,971	1,649,981
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	—	10,976,501	55,388,857	65,104,936
Invesco V.I. Equity and Income Fund - Series I Shares	2,077	2,449	7,707	13,549
Invesco V.I. Equity and Income Fund - Series II Shares	121,178	415,133	1,405,833	1,876,904
Invesco V.I. Global Fund - Series II Shares	432,508	1,189,351	82,708	1,186,572
Invesco V.I. International Growth Fund - Series I Shares	182,206	303,568	(182,189)	123,113

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Invesco V.I. International Growth Fund - Series II Shares	$957,399	$(1,321,087)	$(363,688)	$1,534,979
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	5,965	(6,959)	(994)	337,832
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	43,920	(256,243)	(212,323)	942,428
Janus Henderson Balanced Portfolio - Service Shares	102,591	(250,165)	(147,574)	644,422
Janus Henderson Enterprise Portfolio - Service Shares	18,980	(130,522)	(111,542)	983,602
Janus Henderson Global Research Portfolio - Service Shares	2,188	(9,994)	(7,806)	51,760
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	133,220	(34,632)	98,588	5,276
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	3,877,546	(3,290,964)	586,582	95,212
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	44,328	(82,795)	(38,467)	172,715
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	13,409	(1,616)	11,793	1,930
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	130,362	(55,753)	74,609	67,248
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	692	(372)	320	(85)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	9,979	(4,229)	5,750	25,503
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	8,134	(4,863)	3,271	33,670
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	—	—	—	—
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	83	(10)	73	—
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	591	(89)	502	329
Lincoln S&P 500 Buffer Fund Aug - Service Class	3,530	(722)	2,808	12
Lincoln S&P 500 Buffer Fund May - Service Class	1,768	(307)	1,461	4
Lincoln S&P 500 Buffer Fund Nov - Service Class	161	(26)	135	—
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	640	(132)	508	1
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	582	—	582	—
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	1,782,337	(535,850)	1,246,487	372,058
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	—	(370,649)	(370,649)	2,944,412
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	110,270	(135,381)	(25,111)	473,088
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,060,746	(458,784)	601,962	(39,542)
LVIP American Balanced Allocation Fund - Service Class	1,818,627	(920,209)	898,418	1,765,398
LVIP American Balanced Allocation Fund - Standard Class	359,341	(87,417)	271,924	190,104
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	4,988,609	(8,128,446)	(3,139,837)	13,260,288
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	898,043	(554,720)	343,323	538,178
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	13,438	(4,232)	9,206	4,309
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,676,233	(1,386,879)	289,354	1,498,697
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	10,083	(2,911)	7,172	13,413
LVIP American Global Growth Fund - Service Class II	—	(6,276,952)	(6,276,952)	23,634,270
LVIP American Global Small Capitalization Fund - Service Class II	—	(1,283,352)	(1,283,352)	5,564,814
LVIP American Growth Allocation Fund - Service Class	1,182,209	(625,608)	556,601	1,015,633
LVIP American Growth Allocation Fund - Standard Class	169,820	(27,302)	142,518	19,998
LVIP American Growth Fund - Service Class II	8,357,847	(23,559,914)	(15,202,067)	75,426,705
LVIP American Growth-Income Fund - Service Class II	8,919,432	(18,111,766)	(9,192,334)	26,238,087
LVIP American Income Allocation Fund - Standard Class	7,510	(1,858)	5,652	834
LVIP American International Fund - Service Class II	6,031,484	(4,536,585)	1,494,899	5,834,410
LVIP American Preservation Fund - Service Class	459,352	(209,513)	249,839	135,185
LVIP American Preservation Fund - Standard Class	7,010	(3,219)	3,791	2,297
LVIP Baron Growth Opportunities Fund - Service Class	—	(5,247,721)	(5,247,721)	32,930,966
LVIP Baron Growth Opportunities Fund - Standard Class	—	(9,248)	(9,248)	92,129
LVIP BlackRock Advantage Allocation Fund - Service Class	144,150	(205,411)	(61,261)	58,862
LVIP BlackRock Advantage Allocation Fund - Standard Class	6,944	(1,976)	4,968	382
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	26,685,394	(22,911,259)	3,774,135	49,540,286
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	7,724	(2,034)	5,690	21,774
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	39,269,505	(14,484,589)	24,784,916	16,424,354
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	3,588	(1,117)	2,471	836
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	4,189,945	(6,559,375)	(2,369,430)	8,009,988
LVIP BlackRock Global Real Estate Fund - Service Class	6,359,037	(1,497,824)	4,861,213	2,985,226
LVIP BlackRock Global Real Estate Fund - Standard Class	182,600	(9,663)	172,937	42,916
LVIP BlackRock Inflation Protected Bond Fund - Service Class	54,439,174	(13,006,016)	41,433,158	1,354,665
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	836,406	(46,176)	790,230	70,319
See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Invesco V.I. International Growth Fund - Series II Shares	$6,168,158	$7,703,137	$(4,001,324)	$3,338,125
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	100,315	438,147	(48,416)	388,737
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	1,535,671	2,478,099	1,635,404	3,901,180
Janus Henderson Balanced Portfolio - Service Shares	114,933	759,355	1,545,819	2,157,600
Janus Henderson Enterprise Portfolio - Service Shares	715,971	1,699,573	(596,309)	991,722
Janus Henderson Global Research Portfolio - Service Shares	28,922	80,682	14,582	87,458
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	97,075	102,351	(325,061)	(124,122)
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	3,162,769	3,257,981	(11,004,147)	(7,159,584)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	222,256	394,971	35,414	391,918
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	1,584	3,514	20,602	35,909
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	16,676	83,924	173,525	332,058
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	37	(48)	(1,471)	(1,199)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	8,990	34,493	28,089	68,332
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	16,779	50,449	33,617	87,337
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	—	—	4,976	4,976
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	—	—	(3)	70
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	—	329	(153)	678
Lincoln S&P 500 Buffer Fund Aug - Service Class	—	12	7,607	10,427
Lincoln S&P 500 Buffer Fund May - Service Class	—	4	3,092	4,557
Lincoln S&P 500 Buffer Fund Nov - Service Class	—	—	129	264
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	—	1	65	574
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	—	—	603	1,185
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	942,946	1,315,004	(1,729,724)	831,767
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	8,857,101	11,801,513	(12,924,195)	(1,493,331)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	569,625	1,042,713	2,241,708	3,259,310
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	—	(39,542)	(758,528)	(196,108)
LVIP American Balanced Allocation Fund - Service Class	1,927,395	3,692,793	2,005,219	6,596,430
LVIP American Balanced Allocation Fund - Standard Class	333,509	523,613	570,018	1,365,555
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	12,206,143	25,466,431	69,023,886	91,350,480
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	—	538,178	1,767,138	2,648,639
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	—	4,309	25,915	39,430
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	—	1,498,697	6,403,671	8,191,722
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	13,413	22,725	43,310
LVIP American Global Growth Fund - Service Class II	11,211,994	34,846,264	24,993,327	53,562,639
LVIP American Global Small Capitalization Fund - Service Class II	6,052,118	11,616,932	(6,261,585)	4,071,995
LVIP American Growth Allocation Fund - Service Class	1,511,634	2,527,267	1,724,132	4,808,000
LVIP American Growth Allocation Fund - Standard Class	168,047	188,045	310,202	640,765
LVIP American Growth Fund - Service Class II	35,503,234	110,929,939	173,346,552	269,074,424
LVIP American Growth-Income Fund - Service Class II	21,531,145	47,769,232	184,012,354	222,589,252
LVIP American Income Allocation Fund - Standard Class	3,578	4,412	(1,204)	8,860
LVIP American International Fund - Service Class II	12,089	5,846,499	(16,712,416)	(9,371,018)
LVIP American Preservation Fund - Service Class	—	135,185	(786,311)	(401,287)
LVIP American Preservation Fund - Standard Class	—	2,297	(12,829)	(6,741)
LVIP Baron Growth Opportunities Fund - Service Class	8,106,921	41,037,887	17,063,171	52,853,337
LVIP Baron Growth Opportunities Fund - Standard Class	44,788	136,917	204,996	332,665
LVIP BlackRock Advantage Allocation Fund - Service Class	935,264	994,126	(191,513)	741,352
LVIP BlackRock Advantage Allocation Fund - Standard Class	36,702	37,084	(5,326)	36,726
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	56,479,580	106,019,866	168,520,306	278,314,307
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	14,348	36,122	38,451	80,263
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	—	16,424,354	6,962,144	48,171,414
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	—	836	1,111	4,418
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	14,059,259	22,069,247	25,567,807	45,267,624
LVIP BlackRock Global Real Estate Fund - Service Class	3,773,130	6,758,356	10,497,074	22,116,643
LVIP BlackRock Global Real Estate Fund - Standard Class	104,954	147,870	287,625	608,432
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	1,354,665	(20,230,955)	22,556,868
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	70,319	(470,212)	390,337

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	$5,523,967	$(9,003,966)	$(3,479,999)	$11,748,925
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	—	(20,132,428)	(20,132,428)	70,064,258
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(51,605)	(51,605)	260,568
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(13,362,560)	(13,362,560)	46,628,947
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(1,400)	(1,400)	2,318
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	1,053,516	(8,807,356)	(7,753,840)	25,509,497
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	440	(791)	(351)	2,804
LVIP Delaware Bond Fund - Service Class	76,642,493	(63,394,287)	13,248,206	3,093,285
LVIP Delaware Bond Fund - Standard Class	1,328,564	(1,082,916)	245,648	255,266
LVIP Delaware Diversified Floating Rate Fund - Service Class	7,083,876	(11,987,866)	(4,903,990)	(577,468)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	39,464	(28,732)	10,732	(4,925)
LVIP Delaware Diversified Income Fund - Service Class	98,131,745	(35,058,731)	63,073,014	2,838,281
LVIP Delaware Diversified Income Fund - Standard Class	970,710	(119,460)	851,250	36,810
LVIP Delaware High Yield Fund - Service Class	8,957,520	(1,715,689)	7,241,831	(311,609)
LVIP Delaware High Yield Fund - Standard Class	198,667	(29,501)	169,166	1,080
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	15,980,613	(15,810,965)	169,648	657,840
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	74,846	(30,018)	44,828	11,228
LVIP Delaware Mid Cap Value Fund - Service Class	1,401,205	(2,143,435)	(742,230)	3,921,150
LVIP Delaware Mid Cap Value Fund - Standard Class	4,069	(351)	3,718	158
LVIP Delaware REIT Fund - Service Class	3,396,129	(2,185,664)	1,210,465	3,648,362
LVIP Delaware REIT Fund - Standard Class	141,867	(46,813)	95,054	202,795
LVIP Delaware SMID Cap Core Fund - Service Class	1,092,956	(2,969,413)	(1,876,457)	4,535,636
LVIP Delaware SMID Cap Core Fund - Standard Class	66,941	(91,679)	(24,738)	210,027
LVIP Delaware Social Awareness Fund - Service Class	395,042	(1,226,571)	(831,529)	2,914,278
LVIP Delaware Social Awareness Fund - Standard Class	60,694	(117,124)	(56,430)	314,876
LVIP Delaware U.S. Growth Fund - Service Class	—	(4,199,305)	(4,199,305)	14,285,198
LVIP Delaware U.S. Growth Fund - Standard Class	—	(1,008)	(1,008)	7,255
LVIP Delaware Value Fund - Service Class	15,567,522	(5,102,098)	10,465,424	6,880,194
LVIP Delaware Value Fund - Standard Class	404,907	(106,552)	298,355	131,105
LVIP Delaware Wealth Builder Fund - Service Class	327,646	(303,999)	23,647	135,719
LVIP Delaware Wealth Builder Fund - Standard Class	66,095	(59,021)	7,074	(17,907)
LVIP Dimensional International Core Equity Fund - Service Class	2,619,289	(1,843,502)	775,787	2,587,352
LVIP Dimensional International Core Equity Fund - Standard Class	428,900	(97,842)	331,058	612,446
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	16,402,284	(8,902,617)	7,499,667	6,798,902
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	74,291	(15,218)	59,073	54,360
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2,046,306	(3,765,086)	(1,718,780)	10,715,663
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	285,148	(141,697)	143,451	1,102,381
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,262,116	(2,146,810)	(884,694)	7,527,196
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	183,084	(84,231)	98,853	772,573
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	7,500,563	(14,907,711)	(7,407,148)	62,256,528
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	52,003	(25,399)	26,604	339,995
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	5,149,066	(8,590,453)	(3,441,387)	29,102,770
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	1,866	(1,137)	729	4,126
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	8,876,434	(15,203,988)	(6,327,554)	34,002,711
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(56)	(56)	5,154
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	387,154	(349,729)	37,425	548,286
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2,290	(566)	1,724	10,804
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	6,398,691	(2,248,066)	4,150,625	2,263,871

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	$28,355,269	$40,104,194	$34,098,787	$70,722,982
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	123,887,960	193,952,218	157,882,539	331,702,329
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	220,454	481,022	178,124	607,541
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	28,131,727	74,760,674	34,730,619	96,128,733
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	4,936	7,254	12,393	18,247
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	3,457,697	28,967,194	80,397,749	101,611,103
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	501	3,305	12,383	15,337
LVIP Delaware Bond Fund - Service Class	54,765,454	57,858,739	(227,113,748)	(156,006,803)
LVIP Delaware Bond Fund - Standard Class	814,375	1,069,641	(3,627,965)	(2,312,676)
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(577,468)	(5,509,194)	(10,990,652)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(4,925)	(22,248)	(16,441)
LVIP Delaware Diversified Income Fund - Service Class	63,742,775	66,581,056	(199,654,799)	(70,000,729)
LVIP Delaware Diversified Income Fund - Standard Class	537,157	573,967	(1,770,355)	(345,138)
LVIP Delaware High Yield Fund - Service Class	—	(311,609)	(4,213,609)	2,716,613
LVIP Delaware High Yield Fund - Standard Class	—	1,080	(100,063)	70,183
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	—	657,840	(29,067,836)	(28,240,348)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	—	11,228	(111,935)	(55,879)
LVIP Delaware Mid Cap Value Fund - Service Class	—	3,921,150	31,196,143	34,375,063
LVIP Delaware Mid Cap Value Fund - Standard Class	—	158	11,084	14,960
LVIP Delaware REIT Fund - Service Class	—	3,648,362	43,630,210	48,489,037
LVIP Delaware REIT Fund - Standard Class	—	202,795	1,386,830	1,684,679
LVIP Delaware SMID Cap Core Fund - Service Class	14,737,879	19,273,515	18,220,961	35,618,019
LVIP Delaware SMID Cap Core Fund - Standard Class	491,510	701,537	644,675	1,321,474
LVIP Delaware Social Awareness Fund - Service Class	3,394,947	6,309,225	11,378,288	16,855,984
LVIP Delaware Social Awareness Fund - Standard Class	313,914	628,790	1,045,018	1,617,378
LVIP Delaware U.S. Growth Fund - Service Class	92,701,965	106,987,163	(46,545,578)	56,242,280
LVIP Delaware U.S. Growth Fund - Standard Class	65,399	72,654	(20,920)	50,726
LVIP Delaware Value Fund - Service Class	35,060,345	41,940,539	5,262,726	57,668,689
LVIP Delaware Value Fund - Standard Class	869,831	1,000,936	106,124	1,405,415
LVIP Delaware Wealth Builder Fund - Service Class	511,285	647,004	976,954	1,647,605
LVIP Delaware Wealth Builder Fund - Standard Class	90,296	72,389	235,345	314,808
LVIP Dimensional International Core Equity Fund - Service Class	—	2,587,352	8,484,061	11,847,200
LVIP Dimensional International Core Equity Fund - Standard Class	—	612,446	992,762	1,936,266
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	—	6,798,902	58,907,137	73,205,706
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	54,360	192,344	305,777
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	9,832,796	20,548,459	33,445,523	52,275,202
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	950,632	2,053,013	3,035,501	5,231,965
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,301,418	8,828,614	21,986,286	29,930,206
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	147,330	919,903	2,430,249	3,449,005
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	—	62,256,528	166,684,839	221,534,219
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	339,995	611,046	977,645
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	14,255,180	43,357,950	77,129,170	117,045,733
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	3,796	7,922	23,209	31,860
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	—	34,002,711	111,432,181	139,107,338
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	5,154	129	5,227
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	1,816,668	2,364,954	(333,767)	2,068,612
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	9,322	20,126	(6,424)	15,426
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	4,441,108	6,704,979	11,895,961	22,751,565

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	$106,677	$(19,127)	$87,550	$27,854
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	30,450,981	(16,050,098)	14,400,883	15,178,621
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	58,850	(6,962)	51,888	1,140
LVIP Global Growth Allocation Managed Risk Fund - Service Class	206,745,574	(105,259,176)	101,486,398	161,004,529
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	377,128	(84,756)	292,372	86,862
LVIP Global Income Fund - Service Class	16,175,133	(8,853,389)	7,321,744	70,748
LVIP Global Income Fund - Standard Class	38,010	(6,186)	31,824	(2,869)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	163,569,583	(84,902,033)	78,667,550	109,255,338
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	173,014	(32,878)	140,136	20,600
LVIP Government Money Market Fund - Service Class	43,775	(6,120,749)	(6,076,974)	3,669
LVIP Government Money Market Fund - Standard Class	4,130	(492,025)	(487,895)	191
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	5,053,261	(7,551,418)	(2,498,157)	17,702,581
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	1,342	(999)	343	2,581
LVIP JPMorgan High Yield Fund - Service Class	9,699,960	(3,180,738)	6,519,222	1,653,055
LVIP JPMorgan High Yield Fund - Standard Class	214,383	(20,941)	193,442	63,741
LVIP JPMorgan Retirement Income Fund - Service Class	337,678	(270,051)	67,627	248,961
LVIP JPMorgan Retirement Income Fund - Standard Class	29,224	(6,216)	23,008	(1,036)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	4,467,874	(9,563,703)	(5,095,829)	36,271,656
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,319	(2,394)	(75)	31,806
LVIP Loomis Sayles Global Growth Fund - Service Class	—	(29,127)	(29,127)	304,956
LVIP Loomis Sayles Global Growth Fund - Standard Class	—	(1,390)	(1,390)	1,820
LVIP MFS International Equity Managed Volatility Fund - Service Class	5,107,019	(9,514,598)	(4,407,579)	10,259,231
LVIP MFS International Growth Fund - Service Class	1,343,071	(4,015,218)	(2,672,147)	10,529,523
LVIP MFS International Growth Fund - Standard Class	17,783	(8,710)	9,073	29,950
LVIP MFS Value Fund - Service Class	13,036,204	(14,510,682)	(1,474,478)	84,146,574
LVIP MFS Value Fund - Standard Class	92,688	(22,469)	70,219	91,912
LVIP Mondrian International Value Fund - Service Class	8,252,750	(3,745,339)	4,507,411	1,809,309
LVIP Mondrian International Value Fund - Standard Class	290,980	(144,526)	146,454	98,707
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	1,432,131	(1,464,271)	(32,140)	2,707,770
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	996	(537)	459	(7,957)
LVIP PIMCO Low Duration Bond Fund - Service Class	10,646,329	(11,199,090)	(552,761)	(269,969)
LVIP PIMCO Low Duration Bond Fund - Standard Class	212,623	(62,854)	149,769	(42,037)
LVIP SSGA Bond Index Fund - Service Class	16,367,714	(16,031,716)	335,998	3,659,607
LVIP SSGA Bond Index Fund - Standard Class	347,549	(95,166)	252,383	(1,356)
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,680,862	(1,340,749)	340,113	2,567,435
LVIP SSGA Conservative Index Allocation Fund - Standard Class	84,530	(20,651)	63,879	26,930
LVIP SSGA Conservative Structured Allocation Fund - Service Class	5,294,090	(2,274,818)	3,019,272	2,791,266
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	52,199	(4,726)	47,473	2,513
LVIP SSGA Developed International 150 Fund - Service Class	5,656,649	(2,275,618)	3,381,031	1,990,557
LVIP SSGA Developed International 150 Fund - Standard Class	46,321	(6,340)	39,981	21,004
LVIP SSGA Emerging Markets 100 Fund - Service Class	8,339,640	(2,559,491)	5,780,149	878,836
LVIP SSGA Emerging Markets 100 Fund - Standard Class	272,226	(21,666)	250,560	60,116
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	348,033	(177,263)	170,770	272,017
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	52,504	(8,280)	44,224	32,405
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	34,592,054	(11,957,407)	22,634,647	12,983,687
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	144,729	(12,331)	132,398	53,289
LVIP SSGA International Index Fund - Service Class	7,019,004	(4,813,236)	2,205,768	10,223,701
LVIP SSGA International Index Fund - Standard Class	309,054	(69,950)	239,104	373,920
LVIP SSGA International Managed Volatility Fund - Service Class	6,729,114	(5,402,093)	1,327,021	6,885,292
LVIP SSGA International Managed Volatility Fund - Standard Class	1,849	(848)	1,001	3,384
LVIP SSGA Large Cap 100 Fund - Service Class	7,062,782	(5,904,635)	1,158,147	19,397,380
LVIP SSGA Large Cap 100 Fund - Standard Class	192,195	(48,424)	143,771	344,355
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	9,767,154	(12,606,277)	(2,839,123)	32,893,749
LVIP SSGA Mid-Cap Index Fund - Service Class	1,439,167	(2,187,620)	(748,453)	4,298,071
LVIP SSGA Mid-Cap Index Fund - Standard Class	131,724	(55,013)	76,711	391,233
LVIP SSGA Moderate Index Allocation Fund - Service Class	5,516,588	(4,252,395)	1,264,193	7,720,914

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	$71,203	$99,057	$228,355	$414,962
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	23,526,903	38,705,524	590,938	53,697,345
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	34,665	35,805	715	88,408
LVIP Global Growth Allocation Managed Risk Fund - Service Class	347,876,540	508,881,069	162,601,887	772,969,354
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	553,817	640,679	278,631	1,211,682
LVIP Global Income Fund - Service Class	10,396,583	10,467,331	(56,811,426)	(39,022,351)
LVIP Global Income Fund - Standard Class	22,473	19,604	(120,394)	(68,966)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	214,195,094	323,450,432	113,633,791	515,751,773
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	195,211	215,811	141,494	497,441
LVIP Government Money Market Fund - Service Class	30,361	34,030	(2,384)	(6,045,328)
LVIP Government Money Market Fund - Standard Class	2,521	2,712	(111)	(485,294)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	7,362,732	25,065,313	58,298,981	80,866,137
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	1,467	4,048	12,067	16,458
LVIP JPMorgan High Yield Fund - Service Class	—	1,653,055	1,783,336	9,955,613
LVIP JPMorgan High Yield Fund - Standard Class	—	63,741	(17,664)	239,519
LVIP JPMorgan Retirement Income Fund - Service Class	223,168	472,129	96,701	636,457
LVIP JPMorgan Retirement Income Fund - Standard Class	15,507	14,471	31,677	69,156
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	5,956,625	42,228,281	107,167,575	144,300,027
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,304	34,110	32,933	66,968
LVIP Loomis Sayles Global Growth Fund - Service Class	24,822	329,778	(175,401)	125,250
LVIP Loomis Sayles Global Growth Fund - Standard Class	3,351	5,171	(6,656)	(2,875)
LVIP MFS International Equity Managed Volatility Fund - Service Class	—	10,259,231	56,217,403	62,069,055
LVIP MFS International Growth Fund - Service Class	17,018,485	27,548,008	891,993	25,767,854
LVIP MFS International Growth Fund - Standard Class	142,127	172,077	54,226	235,376
LVIP MFS Value Fund - Service Class	19,575,982	103,722,556	141,184,559	243,432,637
LVIP MFS Value Fund - Standard Class	110,300	202,212	1,023,144	1,295,575
LVIP Mondrian International Value Fund - Service Class	—	1,809,309	17,736,930	24,053,650
LVIP Mondrian International Value Fund - Standard Class	—	98,707	607,027	852,188
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	—	2,707,770	8,515,687	11,191,317
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	(7,957)	5,015	(2,483)
LVIP PIMCO Low Duration Bond Fund - Service Class	—	(269,969)	(17,110,258)	(17,932,988)
LVIP PIMCO Low Duration Bond Fund - Standard Class	—	(42,037)	(257,930)	(150,198)
LVIP SSGA Bond Index Fund - Service Class	3,772,464	7,432,071	(45,347,907)	(37,579,838)
LVIP SSGA Bond Index Fund - Standard Class	64,042	62,686	(723,743)	(408,674)
LVIP SSGA Conservative Index Allocation Fund - Service Class	665,815	3,233,250	361,511	3,934,874
LVIP SSGA Conservative Index Allocation Fund - Standard Class	24,590	51,520	61,782	177,181
LVIP SSGA Conservative Structured Allocation Fund - Service Class	1,227,025	4,018,291	1,275,981	8,313,544
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	7,869	10,382	12,105	69,960
LVIP SSGA Developed International 150 Fund - Service Class	—	1,990,557	9,248,743	14,620,331
LVIP SSGA Developed International 150 Fund - Standard Class	—	21,004	48,828	109,813
LVIP SSGA Emerging Markets 100 Fund - Service Class	—	878,836	4,376,764	11,035,749
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	60,116	(14,544)	296,132
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	—	272,017	(1,356,261)	(913,474)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	—	32,405	(204,600)	(127,971)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	44,853,353	57,837,040	(7,187,444)	73,284,243
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	151,116	204,405	(141,047)	195,756
LVIP SSGA International Index Fund - Service Class	—	10,223,701	13,291,822	25,721,291
LVIP SSGA International Index Fund - Standard Class	—	373,920	345,886	958,910
LVIP SSGA International Managed Volatility Fund - Service Class	—	6,885,292	20,590,519	28,802,832
LVIP SSGA International Managed Volatility Fund - Standard Class	—	3,384	2,363	6,748
LVIP SSGA Large Cap 100 Fund - Service Class	43,402,120	62,799,500	27,365,513	91,323,160
LVIP SSGA Large Cap 100 Fund - Standard Class	1,049,042	1,393,397	350,839	1,888,007
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	79,352,059	112,245,808	84,294,429	193,701,114
LVIP SSGA Mid-Cap Index Fund - Service Class	5,487,458	9,785,529	18,666,715	27,703,791
LVIP SSGA Mid-Cap Index Fund - Standard Class	394,745	785,978	1,068,963	1,931,652
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,660,351	9,381,265	11,789,441	22,434,899

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Moderate Index Allocation Fund - Standard Class	$145,600	$(28,411)	$117,189	$52,481
LVIP SSGA Moderate Structured Allocation Fund - Service Class	29,750,017	(11,021,615)	18,728,402	17,439,998
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	81,420	(5,346)	76,074	15,449
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	4,632,317	(3,828,271)	804,046	8,011,002
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	99,305	(23,604)	75,701	93,132
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	18,335,234	(6,263,467)	12,071,767	10,819,674
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	138,872	(15,683)	123,189	37,039
LVIP SSGA Nasdaq-100 Index Fund - Service Class	7,947	(32,620)	(24,673)	214,042
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	861	(708)	153	8,379
LVIP SSGA S&P 500 Index Fund - Service Class	17,820,961	(25,840,306)	(8,019,345)	113,698,345
LVIP SSGA S&P 500 Index Fund - Standard Class	1,407,457	(861,673)	545,784	5,195,785
LVIP SSGA Short-Term Bond Index Fund - Service Class	1,197,860	(2,239,929)	(1,042,069)	94,217
LVIP SSGA Short-Term Bond Index Fund - Standard Class	56,492	(27,768)	28,724	(6,579)
LVIP SSGA Small-Cap Index Fund - Service Class	2,923,786	(7,619,323)	(4,695,537)	33,189,581
LVIP SSGA Small-Cap Index Fund - Standard Class	145,516	(93,874)	51,642	1,024,704
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	4,198,269	(3,040,781)	1,157,488	15,025,952
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	223,308	(56,187)	167,121	729,501
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	15,642,341	(10,087,955)	5,554,386	25,876,903
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,561	(590)	971	2,303
LVIP T. Rowe Price 2010 Fund - Service Class	118,772	(78,011)	40,761	9,252
LVIP T. Rowe Price 2020 Fund - Service Class	235,795	(144,403)	91,392	214,597
LVIP T. Rowe Price 2030 Fund - Service Class	90,955	(77,611)	13,344	96,110
LVIP T. Rowe Price 2040 Fund - Service Class	127,520	(88,684)	38,836	97,891
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(6,680,508)	(6,680,508)	37,670,690
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(26,996)	(26,996)	314,956
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	48,878	(5,866,109)	(5,817,231)	18,891,783
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	564	(59,579)	(59,015)	353,370
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	4,107,736	(2,394,569)	1,713,167	2,439,573
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	30,767	(5,394)	25,373	12,623
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	45,840,811	(21,768,857)	24,071,954	22,047,876
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	87,422	(14,190)	73,232	28,427
LVIP Vanguard Bond Allocation Fund - Service Class	11,290,496	(13,929,380)	(2,638,884)	1,692,519
LVIP Vanguard Bond Allocation Fund - Standard Class	625,911	(226,527)	399,384	80,968
LVIP Vanguard Domestic Equity ETF Fund - Service Class	4,100,927	(5,817,561)	(1,716,634)	23,721,705
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	264,770	(134,939)	129,831	579,335
LVIP Vanguard International Equity ETF Fund - Service Class	7,173,262	(4,033,059)	3,140,203	6,117,253
LVIP Vanguard International Equity ETF Fund - Standard Class	666,232	(124,560)	541,672	300,839
LVIP Wellington Capital Growth Fund - Service Class	—	(6,182,180)	(6,182,180)	45,410,908
LVIP Wellington Capital Growth Fund - Standard Class	—	(25,416)	(25,416)	129,213
LVIP Wellington SMID Cap Value Fund - Service Class	346,743	(2,148,536)	(1,801,793)	7,199,944
LVIP Wellington SMID Cap Value Fund - Standard Class	7,954	(6,015)	1,939	57,958
LVIP Western Asset Core Bond Fund - Service Class	9,638,450	(6,440,706)	3,197,744	660,369
LVIP Western Asset Core Bond Fund - Standard Class	366,955	(61,232)	305,723	91,264
MFS® VIT Growth Series - Initial Class	—	(80,147)	(80,147)	225,742
MFS® VIT Growth Series - Service Class	—	(3,880,074)	(3,880,074)	18,099,531
MFS® VIT Total Return Series - Initial Class	107,602	(82,200)	25,402	91,184
MFS® VIT Total Return Series - Service Class	2,117,413	(1,823,287)	294,126	1,731,604
MFS® VIT Utilities Series - Initial Class	101,600	(80,019)	21,581	132,512
MFS® VIT Utilities Series - Service Class	2,667,060	(2,706,730)	(39,670)	5,826,409
MFS® VIT II Core Equity Portfolio - Service Class	9,444	(59,132)	(49,688)	462,668
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	5,638	(6,658)	(1,020)	49,782
MFS® VIT II International Intrinsic Value Portfolio - Service Class	56,490	(432,301)	(375,811)	1,295,934
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	13,502	(2,271)	11,231	1,623
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	215,388	(96,386)	119,002	39,011
Morgan Stanley VIF Growth Portfolio - Class II	—	(38,802)	(38,802)	695,508
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	116,135	(335,389)	(219,254)	991,371
PIMCO VIT All Asset Portfolio - Advisor Class	556,443	(56,888)	499,555	89,641

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Moderate Index Allocation Fund - Standard Class	$37,614	$90,095	$307,428	$514,712
LVIP SSGA Moderate Structured Allocation Fund - Service Class	6,108,906	23,548,904	24,634,931	66,912,237
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	13,338	28,787	34,508	139,369
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,222,748	9,233,750	11,319,057	21,356,853
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	23,222	116,354	289,836	481,891
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	3,395,442	14,215,116	16,417,305	42,704,188
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	24,159	61,198	127,823	312,210
LVIP SSGA Nasdaq-100 Index Fund - Service Class	116,387	330,429	323,596	629,352
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	6,326	14,705	41,422	56,280
LVIP SSGA S&P 500 Index Fund - Service Class	27,552,964	141,251,309	259,367,417	392,599,381
LVIP SSGA S&P 500 Index Fund - Standard Class	1,688,326	6,884,111	17,014,609	24,444,504
LVIP SSGA Short-Term Bond Index Fund - Service Class	769,460	863,677	(3,336,615)	(3,515,007)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	25,833	19,254	(105,587)	(57,609)
LVIP SSGA Small-Cap Index Fund - Service Class	13,517,534	46,707,115	15,503,897	57,515,475
LVIP SSGA Small-Cap Index Fund - Standard Class	456,279	1,480,983	245,262	1,777,887
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	44,731,240	59,757,192	(10,981,755)	49,932,925
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	2,135,926	2,865,427	(784,360)	2,248,188
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	91,287,231	117,164,134	(35,888,302)	86,830,218
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	8,239	10,542	(2,929)	8,584
LVIP T. Rowe Price 2010 Fund - Service Class	123,198	132,450	144,296	317,507
LVIP T. Rowe Price 2020 Fund - Service Class	199,784	414,381	169,471	675,244
LVIP T. Rowe Price 2030 Fund - Service Class	55,726	151,836	306,470	471,650
LVIP T. Rowe Price 2040 Fund - Service Class	68,533	166,424	526,973	732,233
LVIP T. Rowe Price Growth Stock Fund - Service Class	34,922,902	72,593,592	9,553,588	75,466,672
LVIP T. Rowe Price Growth Stock Fund - Standard Class	529,406	844,362	336,225	1,153,591
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	55,144,739	74,036,522	(25,597,665)	42,621,626
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	633,902	987,272	(383,447)	544,810
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	2,489,989	4,929,562	16,757,428	23,400,157
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	17,187	29,810	114,307	169,490
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	23,259,907	45,307,783	162,081,893	231,461,630
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	38,603	67,030	237,986	378,248
LVIP Vanguard Bond Allocation Fund - Service Class	2,243,482	3,936,001	(28,464,317)	(27,167,200)
LVIP Vanguard Bond Allocation Fund - Standard Class	101,302	182,270	(1,205,825)	(624,171)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	4,151,666	27,873,371	57,907,439	84,064,176
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	217,790	797,125	3,504,202	4,431,158
LVIP Vanguard International Equity ETF Fund - Service Class	4,271,434	10,388,687	1,148,928	14,677,818
LVIP Vanguard International Equity ETF Fund - Standard Class	358,640	659,479	42,713	1,243,864
LVIP Wellington Capital Growth Fund - Service Class	52,767,878	98,178,786	(16,752,979)	75,243,627
LVIP Wellington Capital Growth Fund - Standard Class	673,005	802,218	228,865	1,005,667
LVIP Wellington SMID Cap Value Fund - Service Class	6,950,918	14,150,862	19,697,075	32,046,144
LVIP Wellington SMID Cap Value Fund - Standard Class	78,954	136,912	197,077	335,928
LVIP Western Asset Core Bond Fund - Service Class	6,780,019	7,440,388	(24,584,090)	(13,945,958)
LVIP Western Asset Core Bond Fund - Standard Class	211,519	302,783	(840,640)	(232,134)
MFS® VIT Growth Series - Initial Class	968,898	1,194,640	291,378	1,405,871
MFS® VIT Growth Series - Service Class	39,540,432	57,639,963	354,953	54,114,842
MFS® VIT Total Return Series - Initial Class	286,603	377,787	337,413	740,602
MFS® VIT Total Return Series - Service Class	6,422,297	8,153,901	6,231,647	14,679,674
MFS® VIT Utilities Series - Initial Class	197,976	330,488	352,158	704,227
MFS® VIT Utilities Series - Service Class	6,011,442	11,837,851	8,250,472	20,048,653
MFS® VIT II Core Equity Portfolio - Service Class	260,604	723,272	22,782	696,366
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	44,174	93,956	73,192	166,128
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,095,369	2,391,303	1,556,172	3,571,664
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	19,171	20,794	37,140	69,165
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	333,014	372,025	584,837	1,075,864
Morgan Stanley VIF Growth Portfolio - Class II	1,127,476	1,822,984	(1,734,113)	50,069
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	991,371	4,386,286	5,158,403
PIMCO VIT All Asset Portfolio - Advisor Class	—	89,641	71,446	660,642

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2021

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
PIMCO VIT All Asset Portfolio - Institutional Class	$36,092	$(1,394)	$34,698	$588
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	539,048	(186,197)	352,851	(101,394)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	1,719	(156)	1,563	6,355
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	90,430	(57,047)	33,383	10,369
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	2,697	(716)	1,981	990
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	105,192	(28,669)	76,523	20,823
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	1,681	(147)	1,534	990
Putnam VT George Putnam Balanced Fund - Class IA	6,585	(3,227)	3,358	45,353
Putnam VT George Putnam Balanced Fund - Class IB	788,389	(1,538,803)	(750,414)	1,980,199
Putnam VT Global Health Care Fund - Class IA	10,385	(4,002)	6,383	78,013
Putnam VT Global Health Care Fund - Class IB	227,945	(249,211)	(21,266)	603,689
Putnam VT Income Fund - Class IA	20,803	(4,967)	15,836	(3,462)
Putnam VT Income Fund - Class IB	139,883	(122,824)	17,059	(102,215)
Putnam VT Large Cap Value Fund - Class IA	44,114	(20,388)	23,726	123,692
Putnam VT Large Cap Value Fund - Class IB	410,462	(735,598)	(325,136)	1,477,753
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(286)	(286)	(41)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	—	(24,839)	(24,839)	(41,969)
Rational Trend Aggregation VA Fund	5,493	(7,868)	(2,375)	69,338
Templeton Foreign VIP Fund - Class 1	2,967	(491)	2,476	2,825
Templeton Foreign VIP Fund - Class 4	69,067	(42,772)	26,295	41,096
Templeton Global Bond VIP Fund - Class 1	—	(12,377)	(12,377)	(82,972)
Templeton Global Bond VIP Fund - Class 2	—	(3,960,825)	(3,960,825)	(6,826,135)
Templeton Global Bond VIP Fund - Class 4	—	(279,658)	(279,658)	(957,992)
Templeton Growth VIP Fund - Class 2	227,480	(353,380)	(125,900)	(111,094)
TOPS® Balanced ETF Portfolio - Service Class Shares	3,291	(1,493)	1,798	(4)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	114,203	(220,892)	(106,689)	170,405
VanEck VIP Global Resources Fund - Class S Shares	16,341	(92,753)	(76,412)	1,320,424
VanEck VIP Global Resources Fund - Initial Class Shares	5,679	(3,939)	1,740	368,351
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	505,805	(179,368)	326,437	99,830
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	40,634	(4,670)	35,964	10,050

See accompanying notes.

Subaccount	Dividends from Net Realized Gain On Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
PIMCO VIT All Asset Portfolio - Institutional Class	$—	$588	$7,174	$42,460
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(101,394)	3,035,153	3,286,610
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	—	6,355	3,022	10,940
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	82,287	92,656	(131,456)	(5,417)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	1,997	2,987	(4,090)	878
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	—	20,823	(194,981)	(97,635)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	—	990	(3,136)	(612)
Putnam VT George Putnam Balanced Fund - Class IA	36,389	81,742	15,822	100,922
Putnam VT George Putnam Balanced Fund - Class IB	5,410,638	7,390,837	4,233,153	10,873,576
Putnam VT Global Health Care Fund - Class IA	62,181	140,194	26,705	173,282
Putnam VT Global Health Care Fund - Class IB	1,637,783	2,241,472	1,269,908	3,490,114
Putnam VT Income Fund - Class IA	58,318	54,856	(137,300)	(66,608)
Putnam VT Income Fund - Class IB	469,020	366,805	(1,008,737)	(624,873)
Putnam VT Large Cap Value Fund - Class IA	118,248	241,940	504,380	770,046
Putnam VT Large Cap Value Fund - Class IB	1,277,896	2,755,649	7,090,279	9,520,792
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(41)	1,746	1,419
Putnam VT Multi-Asset Absolute Return Fund - Class IB	—	(41,969)	62,476	(4,332)
Rational Trend Aggregation VA Fund	44,635	113,973	10,034	121,632
Templeton Foreign VIP Fund - Class 1	—	2,825	(862)	4,439
Templeton Foreign VIP Fund - Class 4	—	41,096	51,984	119,375
Templeton Global Bond VIP Fund - Class 1	—	(82,972)	(67,170)	(162,519)
Templeton Global Bond VIP Fund - Class 2	—	(6,826,135)	(5,917,809)	(16,704,769)
Templeton Global Bond VIP Fund - Class 4	—	(957,992)	(332,142)	(1,569,792)
Templeton Growth VIP Fund - Class 2	—	(111,094)	908,577	671,583
TOPS® Balanced ETF Portfolio - Service Class Shares	—	(4)	3,498	5,292
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	—	170,405	1,191,899	1,255,615
VanEck VIP Global Resources Fund - Class S Shares	—	1,320,424	257,503	1,501,515
VanEck VIP Global Resources Fund - Initial Class Shares	—	368,351	(61,677)	308,414
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	—	99,830	(439,670)	(13,403)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	—	10,050	(32,796)	13,218

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

Years Ended December 31, 2020 and 2021

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS International Value Portfolio - Class B Subaccount	AB VPS Large Cap Growth Portfolio - Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class B Subaccount	ALPS/Alerian Energy Infrastructure Portfolio - Class I Subaccount	ALPS/Alerian Energy Infrastructure Portfolio - Class III Subaccount
NET ASSETS AT JANUARY 1, 2020	$30,561,980	$1,034	$9,392,883	$852,143	$200,074,400	$467,521	$4,962,021
Changes From Operations:
• Net investment income (loss)	(362,452)	3	(164,930)	6,383	(1,383,140)	20,822	234,546
• Net realized gain (loss) on investments	5,591,162	(6)	1,194,039	35,804	929,005	(38,195)	(627,836)
• Net change in unrealized appreciation or depreciation on investments	5,242,851	10	1,918,065	65,591	9,984,258	(79,535)	(1,104,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,471,561	7	2,947,174	107,778	9,530,123	(96,908)	(1,498,020)
Change From Unit Transactions:
• Net unit transactions	(2,219,247)	(23)	(584,220)	(23,976)	(1,206,336)	358,355	6,345,662
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,219,247)	(23)	(584,220)	(23,976)	(1,206,336)	358,355	6,345,662
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,252,314	(16)	2,362,954	83,802	8,323,787	261,447	4,847,642
NET ASSETS AT DECEMBER 31, 2020	38,814,294	1,018	11,755,837	935,945	208,398,187	728,968	9,809,663
Changes From Operations:
• Net investment income (loss)	(686,571)	(4)	(192,561)	2,109	(2,267,064)	17,661	321,825
• Net realized gain (loss) on investments	9,254,733	55	1,776,329	148,269	14,103,211	37,811	2,341,969
• Net change in unrealized appreciation or depreciation on investments	(555,161)	37	1,161,417	136,409	55,630,521	222,548	1,502,975
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,013,001	88	2,745,185	286,787	67,466,668	278,020	4,166,769
Change From Unit Transactions:
• Net unit transactions	(1,681,481)	(1,106)	(2,125,529)	(511,167)	(15,178,756)	(129,028)	11,127,581
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,681,481)	(1,106)	(2,125,529)	(511,167)	(15,178,756)	(129,028)	11,127,581
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,331,520	(1,018)	619,656	(224,380)	52,287,912	148,992	15,294,350
NET ASSETS AT DECEMBER 31, 2021	$45,145,814	$—	$12,375,493	$711,565	$260,686,099	$877,960	$25,104,013

See accompanying notes.

	ALPS/Red Rocks Global Opportunity Portfolio - Class I Subaccount	ALPS/Red Rocks Global Opportunity Portfolio - Class III Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Balanced Fund - Class II Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP Large Company Value Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$163,800	$15,216,380	$279,986	$98,855,604	$22,685	$2,996,408
Changes From Operations:
• Net investment income (loss)	19,281	1,308,147	3,276	(621,289)	(187)	50,750
• Net realized gain (loss) on investments	4,324	601,899	10,988	4,448,496	93	33,311
• Net change in unrealized appreciation or depreciation on investments	(11,260)	(963,993)	48,151	8,013,385	1,701	199,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,345	946,053	62,415	11,840,592	1,607	283,897
Change From Unit Transactions:
• Net unit transactions	49,331	(2,272,506)	258,919	15,962,998	(1,724)	1,141,715
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	49,331	(2,272,506)	258,919	15,962,998	(1,724)	1,141,715
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,676	(1,326,453)	321,334	27,803,590	(117)	1,425,612
NET ASSETS AT DECEMBER 31, 2020	225,476	13,889,927	601,320	126,659,194	22,568	4,422,020
Changes From Operations:
• Net investment income (loss)	9,297	485,568	557	(1,441,160)	207	43,848
• Net realized gain (loss) on investments	8,610	746,916	58,509	9,130,754	181	217,666
• Net change in unrealized appreciation or depreciation on investments	31,042	1,885,411	34,797	9,794,255	489	647,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,949	3,117,895	93,863	17,483,849	877	909,310
Change From Unit Transactions:
• Net unit transactions	(46,644)	(559,346)	(31,859)	3,902,327	(1,729)	169,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,644)	(559,346)	(31,859)	3,902,327	(1,729)	169,319
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,305	2,558,549	62,004	21,386,176	(852)	1,078,629
NET ASSETS AT DECEMBER 31, 2021	$227,781	$16,448,476	$663,324	$148,045,370	$21,716	$5,500,649

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	American Century VP Large Company Value Fund - Class II Subaccount	American Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Asset Allocation Fund - Class 1A Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount	American Funds Capital Income Builder® - Class 1 Subaccount	American Funds Capital Income Builder® - Class 1A Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2020	$35,860,873	$20,205,687	$10,654,834	$197,384,725	$1,113,033	$5,697,611	$48,420,144
Changes From Operations:
• Net investment income (loss)	2,103	272,516	156,034	530,876	26,729	132,733	597,490
• Net realized gain (loss) on investments	293,150	144,655	46,104	3,905,335	6,834	155	(174,856)
• Net change in unrealized appreciation or depreciation on investments	1,224,119	2,003,509	1,243,478	15,540,467	(354)	97,290	182,878
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,519,372	2,420,680	1,445,616	19,976,678	33,209	230,178	605,512
Change From Unit Transactions:
• Net unit transactions	7,535,119	496,121	2,384,796	(5,560,852)	(134,632)	186,228	(3,287,012)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,535,119	496,121	2,384,796	(5,560,852)	(134,632)	186,228	(3,287,012)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,054,491	2,916,801	3,830,412	14,415,826	(101,423)	416,406	(2,681,500)
NET ASSETS AT DECEMBER 31, 2020	44,915,364	23,122,488	14,485,246	211,800,551	1,011,610	6,114,017	45,738,644
Changes From Operations:
• Net investment income (loss)	(147,982)	285,817	263,827	704,038	27,045	173,565	674,871
• Net realized gain (loss) on investments	1,844,095	1,339,948	736,997	13,214,636	16,454	67,379	1,057,750
• Net change in unrealized appreciation or depreciation on investments	8,027,866	1,720,630	1,329,639	16,109,988	102,773	720,820	4,582,903
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,723,979	3,346,395	2,330,463	30,028,662	146,272	961,764	6,315,524
Change From Unit Transactions:
• Net unit transactions	13,879,488	(1,737,275)	7,258,858	40,498,284	(48,416)	2,017,574	3,683,077
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,879,488	(1,737,275)	7,258,858	40,498,284	(48,416)	2,017,574	3,683,077
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,603,467	1,609,120	9,589,321	70,526,946	97,856	2,979,338	9,998,601
NET ASSETS AT DECEMBER 31, 2021	$68,518,831	$24,731,608	$24,074,567	$282,327,497	$1,109,466	$9,093,355	$55,737,245

See accompanying notes.

	American Funds Capital World Bond Fund - Class 1 Subaccount	American Funds Capital World Bond Fund - Class 1A Subaccount	American Funds Capital World Growth and Income Fund - Class 1 Subaccount	American Funds Capital World Growth and Income Fund - Class 1A Subaccount	American Funds Global Balanced Fund - Class 1 Subaccount	American Funds Global Balanced Fund - Class 1A Subaccount
NET ASSETS AT JANUARY 1, 2020	$3,042,027	$444,358	$1,571,104	$1,889,440	$711,904	$2,270,504
Changes From Operations:
• Net investment income (loss)	16,284	4,955	8,121	18,294	5,310	12,742
• Net realized gain (loss) on investments	60,874	14,932	60,899	58,130	34,394	92,506
• Net change in unrealized appreciation or depreciation on investments	169,087	35,033	44,543	177,535	36,881	100,722
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	246,245	54,920	113,563	253,959	76,585	205,970
Change From Unit Transactions:
• Net unit transactions	(276,768)	191,277	(147,794)	232,162	26,914	(117,982)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(276,768)	191,277	(147,794)	232,162	26,914	(117,982)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,523)	246,197	(34,231)	486,121	103,499	87,988
NET ASSETS AT DECEMBER 31, 2020	3,011,504	690,555	1,536,873	2,375,561	815,403	2,358,492
Changes From Operations:
• Net investment income (loss)	32,121	17,908	14,839	68,498	1,681	16,538
• Net realized gain (loss) on investments	89,621	19,002	58,934	126,618	107,529	204,752
• Net change in unrealized appreciation or depreciation on investments	(293,374)	(97,271)	135,431	249,305	(70,268)	66,210
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(171,632)	(60,361)	209,204	444,421	38,942	287,500
Change From Unit Transactions:
• Net unit transactions	131,920	899,462	(78,051)	2,892,417	(506,425)	689,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	131,920	899,462	(78,051)	2,892,417	(506,425)	689,114
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,712)	839,101	131,153	3,336,838	(467,483)	976,614
NET ASSETS AT DECEMBER 31, 2021	$2,971,792	$1,529,656	$1,668,026	$5,712,399	$347,920	$3,335,106

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	American Funds Global Growth Fund - Class 1 Subaccount	American Funds Global Growth Fund - Class 1A Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 1 Subaccount	American Funds Global Small Capitalization Fund - Class 1A Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$2,477,551	$6,560,863	$296,684,633	$67,752,680	$1,426,291	$560,250	$370,661,349
Changes From Operations:
• Net investment income (loss)	(2,327)	(12,922)	(3,468,664)	(655,237)	(7,041)	(2,079)	(3,733,574)
• Net realized gain (loss) on investments	225,683	235,081	24,701,658	4,719,222	136,826	55,923	39,883,121
• Net change in unrealized appreciation or depreciation on investments	311,251	1,516,724	54,083,546	15,079,598	231,779	175,757	59,233,138
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	534,607	1,738,883	75,316,540	19,143,583	361,564	229,601	95,382,685
Change From Unit Transactions:
• Net unit transactions	(494,170)	2,130,513	(43,233,902)	2,458,141	(194,572)	276,990	(65,270,137)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(494,170)	2,130,513	(43,233,902)	2,458,141	(194,572)	276,990	(65,270,137)
TOTAL INCREASE (DECREASE) IN NET ASSETS	40,437	3,869,396	32,082,638	21,601,724	166,992	506,591	30,112,548
NET ASSETS AT DECEMBER 31, 2020	2,517,988	10,430,259	328,767,271	89,354,404	1,593,283	1,066,841	400,773,897
Changes From Operations:
• Net investment income (loss)	(2,462)	(27,137)	(4,080,435)	(890,317)	(11,554)	(13,130)	(4,938,580)
• Net realized gain (loss) on investments	229,122	1,107,097	41,873,076	9,381,541	86,914	99,187	38,721,524
• Net change in unrealized appreciation or depreciation on investments	172,367	645,596	8,216,633	5,499,949	25,527	(87,714)	(10,755,159)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	399,027	1,725,556	46,009,274	13,991,173	100,887	(1,657)	23,027,785
Change From Unit Transactions:
• Net unit transactions	(79,516)	4,288,838	(43,184,309)	21,266,005	(49,055)	3,898,654	(59,065,389)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(79,516)	4,288,838	(43,184,309)	21,266,005	(49,055)	3,898,654	(59,065,389)
TOTAL INCREASE (DECREASE) IN NET ASSETS	319,511	6,014,394	2,824,965	35,257,178	51,832	3,896,997	(36,037,604)
NET ASSETS AT DECEMBER 31, 2021	$2,837,499	$16,444,653	$331,592,236	$124,611,582	$1,645,115	$4,963,838	$364,736,293

See accompanying notes.

	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth Fund - Class 1 Subaccount	American Funds Growth Fund - Class 1A Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth- Income Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2020	$19,936,374	$9,338,393	$17,858,910	$1,416,333,512	$185,182,775	$6,371,454
Changes From Operations:
• Net investment income (loss)	(179,845)	(18,581)	(23,355)	(19,557,633)	(2,000,395)	27,075
• Net realized gain (loss) on investments	1,168,066	1,064,834	1,360,113	146,704,147	15,089,884	259,511
• Net change in unrealized appreciation or depreciation on investments	3,940,044	2,520,966	7,842,270	487,904,880	81,262,511	55,945
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,928,265	3,567,219	9,179,028	615,051,394	94,352,000	342,531
Change From Unit Transactions:
• Net unit transactions	(361,823)	(3,270,771)	773,034	(298,278,942)	17,416,551	(3,239,414)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(361,823)	(3,270,771)	773,034	(298,278,942)	17,416,551	(3,239,414)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,566,442	296,448	9,952,062	316,772,452	111,768,551	(2,896,883)
NET ASSETS AT DECEMBER 31, 2020	24,502,816	9,634,841	27,810,972	1,733,105,964	296,951,326	3,474,571
Changes From Operations:
• Net investment income (loss)	(323,558)	(31,062)	(66,982)	(25,506,301)	(3,814,370)	13,749
• Net realized gain (loss) on investments	1,807,239	2,200,864	5,847,943	382,504,756	62,157,191	222,268
• Net change in unrealized appreciation or depreciation on investments	(280,874)	(321,528)	1,142,966	(35,386,016)	7,831,185	466,719
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,202,807	1,848,274	6,923,927	321,612,439	66,174,006	702,736
Change From Unit Transactions:
• Net unit transactions	8,744,417	(2,037,311)	18,575,467	(286,234,392)	74,628,202	(888,810)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,744,417	(2,037,311)	18,575,467	(286,234,392)	74,628,202	(888,810)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,947,224	(189,037)	25,499,394	35,378,047	140,802,208	(186,074)
NET ASSETS AT DECEMBER 31, 2021	$34,450,040	$9,445,804	$53,310,366	$1,768,484,011	$437,753,534	$3,288,497

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	American Funds Growth-Income Fund - Class 1A Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 4 Subaccount	American Funds High-Income Trust - Class 1 Subaccount	American Funds High-Income Trust - Class 1A Subaccount	American Funds International Fund - Class 1 Subaccount	American Funds International Fund - Class 1A Subaccount
NET ASSETS AT JANUARY 1, 2020	$10,886,758	$1,826,193,558	$138,659,193	$1,811,097	$714,767	$6,135,817	$7,027,247
Changes From Operations:
• Net investment income (loss)	120,395	(1,702,998)	129,354	128,359	69,697	5,234	21,405
• Net realized gain (loss) on investments	268,127	85,238,571	3,636,980	(46,436)	(6,095)	7,469	(15,720)
• Net change in unrealized appreciation or depreciation on investments	1,392,243	114,708,465	14,196,119	18,181	11,274	202,926	1,401,975
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,780,765	198,244,038	17,962,453	100,104	74,876	215,629	1,407,660
Change From Unit Transactions:
• Net unit transactions	3,202,467	(184,401,585)	13,346,258	(191,664)	208,176	(2,715,768)	1,413,262
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,202,467	(184,401,585)	13,346,258	(191,664)	208,176	(2,715,768)	1,413,262
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,983,232	13,842,453	31,308,711	(91,560)	283,052	(2,500,139)	2,820,922
NET ASSETS AT DECEMBER 31, 2020	15,869,990	1,840,036,011	169,967,904	1,719,537	997,819	3,635,678	9,848,169
Changes From Operations:
• Net investment income (loss)	191,729	(6,908,918)	(168,897)	68,000	47,912	68,870	231,213
• Net realized gain (loss) on investments	612,815	133,261,235	7,481,524	196	13,839	94,144	407,096
• Net change in unrealized appreciation or depreciation on investments	3,725,178	257,996,925	34,633,351	71,858	18,387	(219,061)	(880,205)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,529,722	384,349,242	41,945,978	140,054	80,138	(56,047)	(241,896)
Change From Unit Transactions:
• Net unit transactions	11,673,472	(286,740,434)	43,711,403	19,805	378,337	(193,820)	2,139,888
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,673,472	(286,740,434)	43,711,403	19,805	378,337	(193,820)	2,139,888
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,203,194	97,608,808	85,657,381	159,859	458,475	(249,867)	1,897,992
NET ASSETS AT DECEMBER 31, 2021	$32,073,184	$1,937,644,819	$255,625,285	$1,879,396	$1,456,294	$3,385,811	$11,746,161

See accompanying notes.

	American Funds International Fund - Class 2 Subaccount	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 1 Subaccount	American Funds International Growth and Income Fund - Class 1A Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P1 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$605,722,874	$49,361,239	$1,798,773	$573,714	$2,173,822	$146,541,365
Changes From Operations:
• Net investment income (loss)	(4,248,559)	(304,161)	7,851	12,500	33,592	65,985
• Net realized gain (loss) on investments	8,489,907	164,130	(101,326)	2,264	165,716	5,995,882
• Net change in unrealized appreciation or depreciation on investments	68,504,374	6,786,492	43,934	228,968	264,974	493,155
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,745,722	6,646,461	(49,541)	243,732	464,282	6,555,022
Change From Unit Transactions:
• Net unit transactions	(52,903,166)	(586,633)	(427,573)	586,529	2,678,454	572,977
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(52,903,166)	(586,633)	(427,573)	586,529	2,678,454	572,977
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,842,556	6,059,828	(477,114)	830,261	3,142,736	7,127,999
NET ASSETS AT DECEMBER 31, 2020	625,565,430	55,421,067	1,321,659	1,403,975	5,316,558	153,669,364
Changes From Operations:
• Net investment income (loss)	5,472,150	846,155	11,240	58,403	75,981	(175,036)
• Net realized gain (loss) on investments	23,278,086	1,443,875	63,007	94,615	39,398	2,720,552
• Net change in unrealized appreciation or depreciation on investments	(43,600,470)	(4,156,611)	(16,445)	(72,152)	576,533	13,708,338
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,850,234)	(1,866,581)	57,802	80,866	691,912	16,253,854
Change From Unit Transactions:
• Net unit transactions	(55,229,692)	9,276,250	(375,954)	1,641,450	1,241,878	(12,481,360)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(55,229,692)	9,276,250	(375,954)	1,641,450	1,241,878	(12,481,360)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,079,926)	7,409,669	(318,152)	1,722,316	1,933,790	3,772,494
NET ASSETS AT DECEMBER 31, 2021	$555,485,504	$62,830,736	$1,003,507	$3,126,291	$7,250,348	$157,441,858

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	American Funds Managed Risk Growth Fund - Class P1 Subaccount	American Funds Managed Risk Growth- Income Fund - Class P1 Subaccount	American Funds Managed Risk International Fund - Class P1 Subaccount	American Funds Managed Risk Washington Mutual Investors Fund - Class P1 Subaccount	American Funds Mortgage Fund - Class 1 Subaccount	American Funds Mortgage Fund - Class 1A Subaccount	American Funds Mortgage Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,894,399	$390,065	$553,978	$664,350	$538,369	$482,435	$4,702,349
Changes From Operations:
• Net investment income (loss)	7,528	13,529	11,290	18,633	1,638	9,779	5,084
• Net realized gain (loss) on investments	231,629	54,834	(215)	13,148	4,963	16,528	241,440
• Net change in unrealized appreciation or depreciation on investments	897,795	23,295	79,901	(23,334)	23,706	11,269	143,012
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,136,952	91,658	90,976	8,447	30,307	37,576	389,536
Change From Unit Transactions:
• Net unit transactions	1,791,597	507,517	759,431	712,746	53,694	640,477	1,557,042
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,791,597	507,517	759,431	712,746	53,694	640,477	1,557,042
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,928,549	599,175	850,407	721,193	84,001	678,053	1,946,578
NET ASSETS AT DECEMBER 31, 2020	4,822,948	989,240	1,404,385	1,385,543	622,370	1,160,488	6,648,927
Changes From Operations:
• Net investment income (loss)	16,590	10,924	2,057	25,332	(3,501)	4,151	(59,998)
• Net realized gain (loss) on investments	592,513	35,300	23,921	17,587	21,867	45,004	225,980
• Net change in unrealized appreciation or depreciation on investments	(105,070)	123,458	(113,010)	232,467	(28,348)	(61,461)	(293,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	504,033	169,682	(87,032)	275,386	(9,982)	(12,306)	(127,853)
Change From Unit Transactions:
• Net unit transactions	53,859	431,830	366,356	638,961	42,456	1,068,874	412,388
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,859	431,830	366,356	638,961	42,456	1,068,874	412,388
TOTAL INCREASE (DECREASE) IN NET ASSETS	557,892	601,512	279,324	914,347	32,474	1,056,568	284,535
NET ASSETS AT DECEMBER 31, 2021	$5,380,840	$1,590,752	$1,683,709	$2,299,890	$654,844	$2,217,056	$6,933,462

See accompanying notes.

	American Funds New World Fund® - Class 1 Subaccount	American Funds New World Fund® - Class 1A Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds The Bond Fund of America - Class 1 Subaccount	American Funds The Bond Fund of America - Class 1A Subaccount	American Funds U.S. Government Securities Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2020	$4,187,579	$3,624,935	$37,548,744	$6,957,268	$5,397,755	$167,785
Changes From Operations:
• Net investment income (loss)	(16,922)	(11,705)	(382,745)	104,087	106,204	3,722
• Net realized gain (loss) on investments	219,164	25,436	1,050,568	133,765	141,138	8,550
• Net change in unrealized appreciation or depreciation on investments	551,502	1,000,617	7,079,549	358,292	297,965	3,891
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	753,744	1,014,348	7,747,372	596,144	545,307	16,163
Change From Unit Transactions:
• Net unit transactions	(978,037)	1,261,401	(80,712)	(366,322)	1,974,747	117,449
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(978,037)	1,261,401	(80,712)	(366,322)	1,974,747	117,449
TOTAL INCREASE (DECREASE) IN NET ASSETS	(224,293)	2,275,749	7,666,660	229,822	2,520,054	133,612
NET ASSETS AT DECEMBER 31, 2020	3,963,286	5,900,684	45,215,404	7,187,090	7,917,809	301,397
Changes From Operations:
• Net investment income (loss)	12,858	30,838	(180,898)	68,112	93,610	1,683
• Net realized gain (loss) on investments	396,628	470,953	3,858,257	327,306	408,822	8,525
• Net change in unrealized appreciation or depreciation on investments	(233,358)	(314,128)	(2,143,446)	(461,446)	(576,753)	(20,507)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	176,128	187,663	1,533,913	(66,028)	(74,321)	(10,299)
Change From Unit Transactions:
• Net unit transactions	(561,000)	3,943,935	9,466,122	670,500	3,321,864	38,614
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(561,000)	3,943,935	9,466,122	670,500	3,321,864	38,614
TOTAL INCREASE (DECREASE) IN NET ASSETS	(384,872)	4,131,598	11,000,035	604,472	3,247,543	28,315
NET ASSETS AT DECEMBER 31, 2021	$3,578,414	$10,032,282	$56,215,439	$7,791,562	$11,165,352	$329,712

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	American Funds U.S. Government Securities Fund - Class 1A Subaccount	American Funds Washington Mutual Investors Fund - Class 1 Subaccount	American Funds Washington Mutual Investors Fund - Class 1A Subaccount	American Funds Washington Mutual Investors Fund - Class 4 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$2,463,841	$3,989,698	$8,070,736	$46,599,969	$4,111,675	$1,006,367,860	$344,891
Changes From Operations:
• Net investment income (loss)	41,623	42,181	130,990	290,948	42,084	(3,870,826)	1,465
• Net realized gain (loss) on investments	172,259	33,009	136,526	133,677	336,259	66,340,457	32,867
• Net change in unrealized appreciation or depreciation on investments	28,789	231,567	891,318	5,074,410	506,835	107,255,929	25,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	242,671	306,757	1,158,834	5,499,035	885,178	169,725,560	59,705
Change From Unit Transactions:
• Net unit transactions	877,786	(220,671)	1,422,347	9,498,414	629,605	(111,198,800)	(8,292)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	877,786	(220,671)	1,422,347	9,498,414	629,605	(111,198,800)	(8,292)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,120,457	86,086	2,581,181	14,997,449	1,514,783	58,526,760	51,413
NET ASSETS AT DECEMBER 31, 2020	3,584,298	4,075,784	10,651,917	61,597,418	5,626,458	1,064,894,620	396,304
Changes From Operations:
• Net investment income (loss)	35,976	37,290	172,488	237,582	30,379	(8,826,732)	(1,350)
• Net realized gain (loss) on investments	270,581	108,086	613,624	2,243,625	981,218	196,717,548	184,427
• Net change in unrealized appreciation or depreciation on investments	(356,458)	905,445	2,504,567	14,768,794	(654,039)	(138,507,058)	(136,480)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,901)	1,050,821	3,290,679	17,250,001	357,558	49,383,758	46,597
Change From Unit Transactions:
• Net unit transactions	1,119,359	(463,699)	4,846,518	17,624,059	770,215	(57,051,841)	240,262
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,119,359	(463,699)	4,846,518	17,624,059	770,215	(57,051,841)	240,262
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,069,458	587,122	8,137,197	34,874,060	1,127,773	(7,668,083)	286,859
NET ASSETS AT DECEMBER 31, 2021	$4,653,756	$4,662,906	$18,789,114	$96,471,478	$6,754,231	$1,057,226,537	$683,163

See accompanying notes.

	ClearBridge Variable Aggressive Growth Portfolio - Class II Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class I Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class II Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class II Subaccount	Columbia VP Commodity Strategy Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2020	$23,133,641	$2,257,432	$147,206,219	$921,235	$48,796,806	$230,870
Changes From Operations:
• Net investment income (loss)	(123,621)	(16,508)	(2,668,681)	(1,666)	(590,947)	44,871
• Net realized gain (loss) on investments	1,900,341	306,771	13,006,978	29,026	1,294,039	(16,078)
• Net change in unrealized appreciation or depreciation on investments	1,469,768	541,474	37,405,442	172,765	5,947,372	(32,268)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,246,488	831,737	47,743,739	200,125	6,650,464	(3,475)
Change From Unit Transactions:
• Net unit transactions	(3,411,865)	389,047	21,479,850	208,244	(1,585,762)	24,851
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,411,865)	389,047	21,479,850	208,244	(1,585,762)	24,851
TOTAL INCREASE (DECREASE) IN NET ASSETS	(165,377)	1,220,784	69,223,589	408,369	5,064,702	21,376
NET ASSETS AT DECEMBER 31, 2020	22,968,264	3,478,216	216,429,808	1,329,604	53,861,508	252,246
Changes From Operations:
• Net investment income (loss)	(254,792)	(25,166)	(3,345,368)	(8,578)	(802,655)	(565)
• Net realized gain (loss) on investments	7,418,012	707,304	28,539,236	292,214	10,663,912	40,069
• Net change in unrealized appreciation or depreciation on investments	(5,117,635)	173,208	13,035,274	132,767	4,508,896	56,374
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,045,585	855,346	38,229,142	416,403	14,370,153	95,878
Change From Unit Transactions:
• Net unit transactions	(815,047)	2,124,636	(16,316,938)	572,613	4,250,600	636,985
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(815,047)	2,124,636	(16,316,938)	572,613	4,250,600	636,985
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,230,538	2,979,982	21,912,204	989,016	18,620,753	732,863
NET ASSETS AT DECEMBER 31, 2021	$24,198,802	$6,458,198	$238,342,012	$2,318,620	$72,482,261	$985,109

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Columbia VP Commodity Strategy Fund - Class 2 Subaccount	Columbia VP Emerging Markets Bond Fund - Class 1 Subaccount	Columbia VP Emerging Markets Bond Fund - Class 2 Subaccount	Columbia VP Strategic Income Fund - Class 1 Subaccount	Columbia VP Strategic Income Fund - Class 2 Subaccount	Delaware Ivy VIP Asset Strategy Portfolio - Class I Subaccount	Delaware Ivy VIP Asset Strategy Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2020	$742,820	$369,068	$2,909,625	$1,161,872	$11,370,029	$8,877	$9,490,457
Changes From Operations:
• Net investment income (loss)	130,190	13,402	58,999	38,466	235,866	359	65,116
• Net realized gain (loss) on investments	(104,580)	(2,565)	(52,733)	(481)	(318,647)	479	103,185
• Net change in unrealized appreciation or depreciation on investments	(63,944)	22,117	107,792	33,988	367,396	1,568	766,527
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(38,334)	32,954	114,058	71,973	284,615	2,406	934,828
Change From Unit Transactions:
• Net unit transactions	(117,922)	72,539	(268,799)	397,593	(198,040)	8,569	(1,601,332)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(117,922)	72,539	(268,799)	397,593	(198,040)	8,569	(1,601,332)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(156,256)	105,493	(154,741)	469,566	86,575	10,975	(666,504)
NET ASSETS AT DECEMBER 31, 2020	586,564	474,561	2,754,884	1,631,438	11,456,604	19,852	8,823,953
Changes From Operations:
• Net investment income (loss)	(24,058)	27,027	92,295	120,555	652,828	13,774	31,842
• Net realized gain (loss) on investments	84,308	913	(2,666)	17,900	59,087	82,195	1,117,635
• Net change in unrealized appreciation or depreciation on investments	280,759	(44,346)	(220,238)	(110,758)	(671,729)	(57,005)	(388,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	341,009	(16,406)	(130,609)	27,697	40,186	38,964	760,650
Change From Unit Transactions:
• Net unit transactions	5,089,167	388,176	1,965,932	1,124,393	6,085,313	907,735	(911,634)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,089,167	388,176	1,965,932	1,124,393	6,085,313	907,735	(911,634)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,430,176	371,770	1,835,323	1,152,090	6,125,499	946,699	(150,984)
NET ASSETS AT DECEMBER 31, 2021	$6,016,740	$846,331	$4,590,207	$2,783,528	$17,582,103	$966,551	$8,672,969
See accompanying notes.

	Delaware Ivy VIP Energy Portfolio - Class I Subaccount	Delaware Ivy VIP Energy Portfolio - Class II Subaccount	Delaware Ivy VIP High Income Portfolio - Class I Subaccount	Delaware Ivy VIP High Income Portfolio - Class II Subaccount	Delaware Ivy VIP Mid Cap Growth Portfolio - Class I Subaccount	Delaware Ivy VIP Mid Cap Growth Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2020	$14,949	$4,513,862	$1,539,452	$23,476,122	$3,908,581	$15,508,733
Changes From Operations:
• Net investment income (loss)	1,499	64,302	99,607	1,321,786	(21,255)	(205,216)
• Net realized gain (loss) on investments	(4,356)	(741,448)	(28,970)	(780,097)	295,360	2,125,262
• Net change in unrealized appreciation or depreciation on investments	8,593	(294,048)	10,670	881,510	1,484,327	6,026,038
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,736	(971,194)	81,307	1,423,199	1,758,432	7,946,084
Change From Unit Transactions:
• Net unit transactions	69,426	3,657,273	(192,771)	4,556,289	431,147	1,908,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	69,426	3,657,273	(192,771)	4,556,289	431,147	1,908,219
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,162	2,686,079	(111,464)	5,979,488	2,189,579	9,854,303
NET ASSETS AT DECEMBER 31, 2020	90,111	7,199,941	1,427,988	29,455,610	6,098,160	25,363,036
Changes From Operations:
• Net investment income (loss)	2,095	63,905	99,794	1,505,945	(32,872)	(322,074)
• Net realized gain (loss) on investments	3,374	24,200	1,821	82,094	1,253,128	4,918,185
• Net change in unrealized appreciation or depreciation on investments	34,821	2,681,663	(6,221)	(136,467)	(202,062)	(439,213)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,290	2,769,768	95,394	1,451,572	1,018,194	4,156,898
Change From Unit Transactions:
• Net unit transactions	37,184	858,486	571,707	(3,791,215)	328,421	6,031,653
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,184	858,486	571,707	(3,791,215)	328,421	6,031,653
TOTAL INCREASE (DECREASE) IN NET ASSETS	77,474	3,628,254	667,101	(2,339,643)	1,346,615	10,188,551
NET ASSETS AT DECEMBER 31, 2021	$167,585	$10,828,195	$2,095,089	$27,115,967	$7,444,775	$35,551,587

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Delaware Ivy VIP Science and Technology Portfolio - Class I Subaccount	Delaware Ivy VIP Science and Technology Portfolio - Class II Subaccount	Delaware Ivy VIP Small Cap Growth Portfolio - Class I Subaccount	Delaware Ivy VIP Small Cap Growth Portfolio - Class II Subaccount	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® International Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$570,415	$36,260,046	$202,151	$6,437,305	$309,720,808	$686,362	$—
Changes From Operations:
• Net investment income (loss)	(5,092)	(435,293)	(862)	(66,876)	(3,089,987)	2,334	(53)
• Net realized gain (loss) on investments	204,405	7,436,063	762	55,774	17,976,750	56,025	1
• Net change in unrealized appreciation or depreciation on investments	280,589	5,555,491	97,669	2,160,787	47,838,734	196,721	1,240
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	479,902	12,556,261	97,569	2,149,685	62,725,497	255,080	1,188
Change From Unit Transactions:
• Net unit transactions	1,073,420	(1,006,693)	120,976	(373,043)	(49,924,190)	235,600	68,667
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,073,420	(1,006,693)	120,976	(373,043)	(49,924,190)	235,600	68,667
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,553,322	11,549,568	218,545	1,776,642	12,801,307	490,680	69,855
NET ASSETS AT DECEMBER 31, 2020	2,123,737	47,809,614	420,696	8,213,947	322,522,115	1,177,042	69,855
Changes From Operations:
• Net investment income (loss)	(8,950)	(598,649)	3,803	(16,530)	(4,907,707)	(2,244)	(322)
• Net realized gain (loss) on investments	951,569	19,183,380	73,000	1,641,281	17,719,819	53,439	1,621
• Net change in unrealized appreciation or depreciation on investments	(617,051)	(11,614,636)	(79,239)	(1,478,564)	(26,696,226)	(120,667)	2,430
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	325,568	6,970,095	(2,436)	146,187	(13,884,114)	(69,472)	3,729
Change From Unit Transactions:
• Net unit transactions	(298,406)	2,902,759	355,054	3,491,604	704,380	325,904	(2,068)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(298,406)	2,902,759	355,054	3,491,604	704,380	325,904	(2,068)
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,162	9,872,854	352,618	3,637,791	(13,179,734)	256,432	1,661
NET ASSETS AT DECEMBER 31, 2021	$2,150,899	$57,682,468	$773,314	$11,851,738	$309,342,381	$1,433,474	$71,516

See accompanying notes.

	Delaware VIP® International Value Equity Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2020	$76,663	$439,559,144	$8,139,766	$1,605,304	$46,189,814	$6,382,046
Changes From Operations:
• Net investment income (loss)	1,100	(2,233,964)	13,789	36,541	357,385	976
• Net realized gain (loss) on investments	(1,048)	14,579,156	91,620	(23,591)	(431,161)	525,173
• Net change in unrealized appreciation or depreciation on investments	894	(9,586,898)	(426,751)	85,674	1,437,127	408,869
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	946	2,758,294	(321,342)	98,624	1,363,351	935,018
Change From Unit Transactions:
• Net unit transactions	(77,609)	14,227,265	(583,525)	61,105	(3,631,056)	(445,084)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(77,609)	14,227,265	(583,525)	61,105	(3,631,056)	(445,084)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(76,663)	16,985,559	(904,867)	159,729	(2,267,705)	489,934
NET ASSETS AT DECEMBER 31, 2020	—	456,544,703	7,234,899	1,765,033	43,922,109	6,871,980
Changes From Operations:
• Net investment income (loss)	—	(4,884,834)	(26,121)	22,182	42,945	(15,476)
• Net realized gain (loss) on investments	—	26,545,556	177,082	18,572	649,135	740,317
• Net change in unrealized appreciation or depreciation on investments	—	115,641,598	2,166,454	159,963	3,916,755	958,514
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	137,302,320	2,317,415	200,717	4,608,835	1,683,355
Change From Unit Transactions:
• Net unit transactions	—	(69,181,214)	(523,232)	27,940	(994,491)	(855,113)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(69,181,214)	(523,232)	27,940	(994,491)	(855,113)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	68,121,106	1,794,183	228,657	3,614,344	828,242
NET ASSETS AT DECEMBER 31, 2021	$—	$524,665,809	$9,029,082	$1,993,690	$47,536,453	$7,700,222

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund - ADV Class Subaccount	Eaton Vance VT Floating-Rate Income Fund - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Service Class 2 Subaccount	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$2,924,463	$4,229,636	$27,231,876	$347,250	$36,582,102	$3,823,811	$1,237,669,901
Changes From Operations:
• Net investment income (loss)	(12,808)	91,728	541,837	11,574	(32,845)	(9,778)	(19,371,246)
• Net realized gain (loss) on investments	225,845	(231,170)	(861,292)	17,137	2,122,370	264,603	72,038,335
• Net change in unrealized appreciation or depreciation on investments	218,295	14,090	717,494	141,922	20,487,175	1,608,286	269,098,675
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	431,332	(125,352)	398,039	170,633	22,576,700	1,863,111	321,765,764
Change From Unit Transactions:
• Net unit transactions	(314,558)	(2,365,618)	6,773,781	1,296,620	90,984,838	2,028,107	(153,245,874)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(314,558)	(2,365,618)	6,773,781	1,296,620	90,984,838	2,028,107	(153,245,874)
TOTAL INCREASE (DECREASE) IN NET ASSETS	116,774	(2,490,970)	7,171,820	1,467,253	113,561,538	3,891,218	168,519,890
NET ASSETS AT DECEMBER 31, 2020	3,041,237	1,738,666	34,403,696	1,814,503	150,143,640	7,715,029	1,406,189,791
Changes From Operations:
• Net investment income (loss)	(24,894)	59,134	602,538	38,023	(1,421,195)	(27,578)	(24,019,937)
• Net realized gain (loss) on investments	370,056	(2,283)	290,383	339,485	18,959,655	1,677,673	289,545,266
• Net change in unrealized appreciation or depreciation on investments	38,921	9,582	(66,387)	306,006	12,316,273	250,669	83,931,003
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	384,083	66,433	826,534	683,514	29,854,733	1,900,764	349,456,332
Change From Unit Transactions:
• Net unit transactions	(412,732)	802,398	2,600,703	5,803,301	82,569,185	(485,486)	(117,778,355)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(412,732)	802,398	2,600,703	5,803,301	82,569,185	(485,486)	(117,778,355)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,649)	868,831	3,427,237	6,486,815	112,423,918	1,415,278	231,677,977
NET ASSETS AT DECEMBER 31, 2021	$3,012,588	$2,607,497	$37,830,933	$8,301,318	$262,567,558	$9,130,307	$1,637,867,768

See accompanying notes.

	Fidelity® VIP FundsManager® 50% Portfolio - Investor Class Subaccount	Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$789,129	$20,866,844	$6,288,142	$251,667,952	$2,188,212	$576,800,583
Changes From Operations:
• Net investment income (loss)	2,538	(119,394)	(76,819)	(4,117,376)	7,241	(6,335,006)
• Net realized gain (loss) on investments	8,565	440,355	973,695	43,910,526	(60,670)	592,216
• Net change in unrealized appreciation or depreciation on investments	80,652	2,545,757	1,814,574	57,887,501	496,545	104,096,781
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	91,755	2,866,718	2,711,450	97,680,651	443,116	98,353,991
Change From Unit Transactions:
• Net unit transactions	(74,468)	2,331,718	(93,216)	(18,707,624)	555,338	(50,468,248)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(74,468)	2,331,718	(93,216)	(18,707,624)	555,338	(50,468,248)
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,287	5,198,436	2,618,234	78,973,027	998,454	47,885,743
NET ASSETS AT DECEMBER 31, 2020	806,416	26,065,280	8,906,376	330,640,979	3,186,666	624,686,326
Changes From Operations:
• Net investment income (loss)	2,742	(152,212)	(111,349)	(5,461,816)	10,238	(7,976,763)
• Net realized gain (loss) on investments	26,494	719,669	2,473,352	96,904,032	764,556	143,741,152
• Net change in unrealized appreciation or depreciation on investments	42,488	1,624,786	(328,817)	(22,746,375)	32,811	2,914,851
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,724	2,192,243	2,033,186	68,695,841	807,605	138,679,240
Change From Unit Transactions:
• Net unit transactions	(90,598)	2,142,167	922,630	(12,568,496)	421,965	(74,655,716)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(90,598)	2,142,167	922,630	(12,568,496)	421,965	(74,655,716)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,874)	4,334,410	2,955,816	56,127,345	1,229,570	64,023,524
NET ASSETS AT DECEMBER 31, 2021	$787,542	$30,399,690	$11,862,192	$386,768,324	$4,416,236	$688,709,850

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Fidelity® VIP Strategic Income Portfolio - Initial Class Subaccount	Fidelity® VIP Strategic Income Portfolio - Service Class 2 Subaccount	First Trust Capital Strength Portfolio - Class I Subaccount	First Trust Capital Strength Portfolio - Class II Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class I Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class II Subaccount	First Trust International Developed Capital Strength Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,868,659	$22,458,743	$—	$—	$9,938,685	$42,970	$—
Changes From Operations:
• Net investment income (loss)	85,060	457,254	(31,890)	748	(61,602)	71	980
• Net realized gain (loss) on investments	9,072	145,350	487,490	15,991	98,833	(4,047)	32,573
• Net change in unrealized appreciation or depreciation on investments	67,385	653,677	529,772	36,047	857,424	2,193	5,330
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	161,517	1,256,281	985,372	52,786	894,655	(1,783)	38,883
Change From Unit Transactions:
• Net unit transactions	1,001,487	(181,119)	13,645,402	514,121	(590,562)	(11,071)	483,178
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,001,487	(181,119)	13,645,402	514,121	(590,562)	(11,071)	483,178
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,163,004	1,075,162	14,630,774	566,907	304,093	(12,854)	522,061
NET ASSETS AT DECEMBER 31, 2020	3,031,663	23,533,905	14,630,774	566,907	10,242,778	30,116	522,061
Changes From Operations:
• Net investment income (loss)	110,659	498,252	(221,059)	3,626	(86,430)	2,835	2,758
• Net realized gain (loss) on investments	93,701	637,833	3,144,884	75,842	681,068	3,675	217,734
• Net change in unrealized appreciation or depreciation on investments	(66,549)	(481,661)	4,526,571	117,561	712,876	20,721	(54,326)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,811	654,424	7,450,396	197,029	1,307,514	27,231	166,166
Change From Unit Transactions:
• Net unit transactions	1,746,218	9,070,611	35,048,631	467,039	903,567	747,590	1,380,581
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,746,218	9,070,611	35,048,631	467,039	903,567	747,590	1,380,581
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,884,029	9,725,035	42,499,027	664,068	2,211,081	774,821	1,546,747
NET ASSETS AT DECEMBER 31, 2021	$4,915,692	$33,258,940	$57,129,801	$1,230,975	$12,453,859	$804,937	$2,068,808

See accompanying notes.

	First Trust International Developed Capital Strength Portfolio - Class II Subaccount	First Trust Multi Income Allocation Portfolio - Class I Subaccount	First Trust Multi Income Allocation Portfolio - Class II Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio - Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio - Class II Subaccount	Franklin Allocation VIP Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2020	$—	$7,280,654	$33,731	$181,711,700	$1,305,508	$8,669,118
Changes From Operations:
• Net investment income (loss)	358	69,837	(67)	(133,639)	18,908	(898)
• Net realized gain (loss) on investments	4,975	70,334	848	6,643,485	30,026	2,500,214
• Net change in unrealized appreciation or depreciation on investments	2,658	(96,245)	(3,321)	6,220,530	60,100	(1,248,723)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,991	43,926	(2,540)	12,730,376	109,034	1,250,593
Change From Unit Transactions:
• Net unit transactions	53,421	107,887	(31,191)	6,599,658	96,566	3,413,906
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,421	107,887	(31,191)	6,599,658	96,566	3,413,906
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,412	151,813	(33,731)	19,330,034	205,600	4,664,499
NET ASSETS AT DECEMBER 31, 2020	61,412	7,432,467	—	201,041,734	1,511,108	13,333,617
Changes From Operations:
• Net investment income (loss)	2,051	91,206	695	(1,351,427)	13,193	26,164
• Net realized gain (loss) on investments	18,141	120,101	—	5,525,257	23,844	(63,989)
• Net change in unrealized appreciation or depreciation on investments	10,462	640,887	763	16,821,177	139,052	1,509,116
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,654	852,194	1,458	20,995,007	176,089	1,471,291
Change From Unit Transactions:
• Net unit transactions	98,452	1,665,019	45,024	3,586,223	70,182	3,218,884
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	98,452	1,665,019	45,024	3,586,223	70,182	3,218,884
TOTAL INCREASE (DECREASE) IN NET ASSETS	129,106	2,517,213	46,482	24,581,230	246,271	4,690,175
NET ASSETS AT DECEMBER 31, 2021	$190,518	$9,949,680	$46,482	$225,622,964	$1,757,379	$18,023,792

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Income VIP Fund - Class 4 Subaccount	Franklin Multi-Asset Variable Conservative Growth - Class I Subaccount	Franklin Multi-Asset Variable Conservative Growth - Class II Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$315,920	$483,947,543	$105,390,148	$—	$8,211,581	$715,481	$643,775,979
Changes From Operations:
• Net investment income (loss)	24,581	18,695,983	4,129,971	7	55,968	15,533	9,676,661
• Net realized gain (loss) on investments	(5,445)	(3,601,497)	(1,369,513)	(6,880)	220,745	16,715	16,040,242
• Net change in unrealized appreciation or depreciation on investments	2,262	(21,101,868)	(3,668,179)	132	834,623	(73,006)	(53,133,715)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,398	(6,007,382)	(907,721)	(6,741)	1,111,336	(40,758)	(27,416,812)
Change From Unit Transactions:
• Net unit transactions	20,015	(31,297,962)	2,662,089	9,142	2,861,457	62,229	3,459,156
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,015	(31,297,962)	2,662,089	9,142	2,861,457	62,229	3,459,156
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,413	(37,305,344)	1,754,368	2,401	3,972,793	21,471	(23,957,656)
NET ASSETS AT DECEMBER 31, 2020	357,333	446,642,199	107,144,516	2,401	12,184,374	736,952	619,818,323
Changes From Operations:
• Net investment income (loss)	19,749	14,134,262	3,548,546	2,817	289,749	20,550	9,987,347
• Net realized gain (loss) on investments	1,637	5,770,372	846,362	5,024	1,091,558	(745)	11,733,832
• Net change in unrealized appreciation or depreciation on investments	46,149	43,272,263	12,136,366	(4,423)	(49,501)	118,465	81,710,087
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,535	63,176,897	16,531,274	3,418	1,331,806	138,270	103,431,266
Change From Unit Transactions:
• Net unit transactions	203,994	(60,104,411)	10,207,983	93,542	3,404,479	(22,338)	(121,543,681)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	203,994	(60,104,411)	10,207,983	93,542	3,404,479	(22,338)	(121,543,681)
TOTAL INCREASE (DECREASE) IN NET ASSETS	271,529	3,072,486	26,739,257	96,960	4,736,285	115,932	(18,112,415)
NET ASSETS AT DECEMBER 31, 2021	$628,862	$449,714,685	$133,883,773	$99,361	$16,920,659	$852,884	$601,705,908

See accompanying notes.

	Franklin Mutual Shares VIP Fund - Class 4 Subaccount	Franklin Rising Dividends VIP Fund - Class 1 Subaccount	Franklin Rising Dividends VIP Fund - Class 4 Subaccount	Franklin Small Cap Value VIP Fund - Class 1 Subaccount	Franklin Small Cap Value VIP Fund - Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2020	$35,459,669	$883,704	$32,977,397	$615,116	$9,346,379	$730,956
Changes From Operations:
• Net investment income (loss)	499,984	9,495	13,899	8,018	16,144	(4,891)
• Net realized gain (loss) on investments	141,465	49,515	1,462,957	(11,387)	(295,389)	132,946
• Net change in unrealized appreciation or depreciation on investments	(2,167,435)	113,061	3,079,971	34,307	690,497	351,289
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,525,986)	172,071	4,556,827	30,938	411,252	479,344
Change From Unit Transactions:
• Net unit transactions	3,736,016	161,360	(788,911)	204,559	315,501	328,667
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,736,016	161,360	(788,911)	204,559	315,501	328,667
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,210,030	333,431	3,767,916	235,497	726,753	808,011
NET ASSETS AT DECEMBER 31, 2020	37,669,699	1,217,135	36,745,313	850,613	10,073,132	1,538,967
Changes From Operations:
• Net investment income (loss)	627,015	8,867	(131,746)	9,817	(25,430)	(8,673)
• Net realized gain (loss) on investments	224,843	137,534	2,848,101	77,725	731,711	329,526
• Net change in unrealized appreciation or depreciation on investments	5,798,886	231,197	7,610,086	175,586	1,997,883	(145,630)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,650,744	377,598	10,326,441	263,128	2,704,164	175,223
Change From Unit Transactions:
• Net unit transactions	1,241,114	445,031	6,447,054	811,377	4,701,032	(7,952)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,241,114	445,031	6,447,054	811,377	4,701,032	(7,952)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,891,858	822,629	16,773,495	1,074,505	7,405,196	167,271
NET ASSETS AT DECEMBER 31, 2021	$45,561,557	$2,039,764	$53,518,808	$1,925,118	$17,478,328	$1,706,238

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Franklin Small-Mid Cap Growth VIP Fund - Class 4 Subaccount	Goldman Sachs VIT Government Money Market Fund - Institutional Shares Subaccount	Goldman Sachs VIT Government Money Market Fund - Service Shares Subaccount	Goldman Sachs VIT Large Cap Value Fund - Service Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares Subaccount	Guggenheim VT Long Short Equity Subaccount
NET ASSETS AT JANUARY 1, 2020	$7,984,799	$486,543	$24,395,322	$141,063,268	$2,333,418	$720,081	$4,043,131
Changes From Operations:
• Net investment income (loss)	(106,806)	16	(245,651)	249,570	14,466	14,973	(3,660)
• Net realized gain (loss) on investments	1,461,825	—	8	696,843	(36,370)	68	(121,724)
• Net change in unrealized appreciation or depreciation on investments	2,987,791	—	(8)	5,009,970	135,933	42,775	322,482
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,342,810	16	(245,651)	5,956,383	114,029	57,816	197,098
Change From Unit Transactions:
• Net unit transactions	1,303,931	(167,974)	2,618,072	(4,918,466)	(29,968)	117,032	(569,502)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,303,931	(167,974)	2,618,072	(4,918,466)	(29,968)	117,032	(569,502)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,646,741	(167,958)	2,372,421	1,037,917	84,061	174,848	(372,404)
NET ASSETS AT DECEMBER 31, 2020	13,631,540	318,585	26,767,743	142,101,185	2,417,479	894,929	3,670,727
Changes From Operations:
• Net investment income (loss)	(175,492)	(1,631)	(213,260)	(164,261)	6,779	25,055	(8,993)
• Net realized gain (loss) on investments	2,619,796	—	11	20,056,101	14,759	23,452	75,141
• Net change in unrealized appreciation or depreciation on investments	(1,233,038)	(1)	(11)	9,522,992	62,933	(1,173)	911,372
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,211,266	(1,632)	(213,260)	29,414,832	84,471	47,334	977,520
Change From Unit Transactions:
• Net unit transactions	900,556	13,134	(10,332,420)	(29,165,526)	250,106	917,122	1,411,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	900,556	13,134	(10,332,420)	(29,165,526)	250,106	917,122	1,411,836
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,111,822	11,502	(10,545,680)	249,306	334,577	964,456	2,389,356
NET ASSETS AT DECEMBER 31, 2021	$15,743,362	$330,087	$16,222,063	$142,350,491	$2,752,056	$1,859,385	$6,060,083

See accompanying notes.

	Guggenheim VT Multi-Hedge Strategies Subaccount	Hartford Capital Appreciation HLS Fund - Class IA Subaccount	Hartford Capital Appreciation HLS Fund - Class IC Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series I Shares Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares Subaccount	Invesco V.I. American Franchise Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$4,851,999	$76,568	$13,944,694	$803,467	$16,258,622	$2,557,796
Changes From Operations:
• Net investment income (loss)	20,340	464	(107,455)	5,327	(79,034)	(37,115)
• Net realized gain (loss) on investments	99,545	5,953	1,024,234	11,260	467,701	361,669
• Net change in unrealized appreciation or depreciation on investments	198,894	10,014	1,896,573	180,198	2,542,396	646,756
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	318,779	16,431	2,813,352	196,785	2,931,063	971,310
Change From Unit Transactions:
• Net unit transactions	1,128,312	110	(537,639)	349,810	(1,683,486)	(303,282)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,128,312	110	(537,639)	349,810	(1,683,486)	(303,282)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,447,091	16,541	2,275,713	546,595	1,247,577	668,028
NET ASSETS AT DECEMBER 31, 2020	6,299,090	93,109	16,220,407	1,350,062	17,506,199	3,225,824
Changes From Operations:
• Net investment income (loss)	(65,362)	85	(210,032)	(6,712)	(215,687)	(45,155)
• Net realized gain (loss) on investments	301,552	9,055	1,922,960	194,196	2,558,933	691,479
• Net change in unrealized appreciation or depreciation on investments	192,026	4,184	365,860	(41,592)	(797,047)	(305,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	428,216	13,324	2,078,788	145,892	1,546,199	340,509
Change From Unit Transactions:
• Net unit transactions	1,830,524	145	(772,635)	339,976	44,171	(675,638)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,830,524	145	(772,635)	339,976	44,171	(675,638)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,258,740	13,469	1,306,153	485,868	1,590,370	(335,129)
NET ASSETS AT DECEMBER 31, 2021	$8,557,830	$106,578	$17,526,560	$1,835,930	$19,096,569	$2,890,695

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Invesco V.I. American Franchise Fund - Series II Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares Subaccount	Invesco V.I. Comstock Fund - Series I Shares Subaccount	Invesco V.I. Comstock Fund - Series II Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,682,864	$1,376,482	$13,686,453	$297,683	$8,185,352	$5,603,944	$1,326,705
Changes From Operations:
• Net investment income (loss)	(31,876)	103,521	745,695	6,775	71,103	(6,572)	(7,126)
• Net realized gain (loss) on investments	221,546	72,002	303,508	(12,337)	(393,827)	1,277,226	308,434
• Net change in unrealized appreciation or depreciation on investments	453,235	(34,430)	(199,751)	(248)	83,356	(646,357)	(156,712)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	642,905	141,093	849,452	(5,810)	(239,368)	624,297	144,596
Change From Unit Transactions:
• Net unit transactions	(66,634)	(15,293)	(2,146,109)	77,352	(505,158)	(466,672)	(149,118)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(66,634)	(15,293)	(2,146,109)	77,352	(505,158)	(466,672)	(149,118)
TOTAL INCREASE (DECREASE) IN NET ASSETS	576,271	125,800	(1,296,657)	71,542	(744,526)	157,625	(4,522)
NET ASSETS AT DECEMBER 31, 2020	2,259,135	1,502,282	12,389,796	369,225	7,440,826	5,761,569	1,322,183
Changes From Operations:
• Net investment income (loss)	(39,771)	43,608	225,051	6,263	80,647	(50,639)	(15,692)
• Net realized gain (loss) on investments	817,811	47,558	436,547	30,513	306,475	255,931	70,653
• Net change in unrealized appreciation or depreciation on investments	(585,500)	43,459	317,506	82,446	2,259,412	1,231,756	248,497
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,540	134,625	979,104	119,222	2,646,534	1,437,048	303,458
Change From Unit Transactions:
• Net unit transactions	(1,589,163)	(62,936)	(392,077)	(16,562)	3,177,684	(539,330)	(252,407)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,589,163)	(62,936)	(392,077)	(16,562)	3,177,684	(539,330)	(252,407)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,396,623)	71,689	587,027	102,660	5,824,218	897,718	51,051
NET ASSETS AT DECEMBER 31, 2021	$862,512	$1,573,971	$12,976,823	$471,885	$13,265,044	$6,659,287	$1,373,234

See accompanying notes.

	Invesco V.I. Diversified Dividend Fund - Series I Shares Subaccount	Invesco V.I. Diversified Dividend Fund - Series II Shares Subaccount	Invesco V.I. Equally - Weighted S&P 500 Fund - Series I Shares Subaccount	Invesco V.I. Equally - Weighted S&P 500 Fund - Series II Shares Subaccount	Invesco V.I. Equity and Income Fund - Series I Shares Subaccount	Invesco V.I. Equity and Income Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$768,072	$18,959,768	$5,460,830	$196,609,698	$45,823	$12,115,489
Changes From Operations:
• Net investment income (loss)	15,525	293,523	33,308	(514,937)	888	99,936
• Net realized gain (loss) on investments	(439)	274,040	(685,031)	4,805,993	1,726	116,865
• Net change in unrealized appreciation or depreciation on investments	(28,560)	(819,344)	410,167	21,999,773	1,446	489,489
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,474)	(251,781)	(241,556)	26,290,829	4,060	706,290
Change From Unit Transactions:
• Net unit transactions	(134,222)	(755,287)	441,296	13,234,899	(2,313)	(1,444,702)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(134,222)	(755,287)	441,296	13,234,899	(2,313)	(1,444,702)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(147,696)	(1,007,068)	199,740	39,525,728	1,747	(738,412)
NET ASSETS AT DECEMBER 31, 2020	620,376	17,952,700	5,660,570	236,135,426	47,570	11,377,077
Changes From Operations:
• Net investment income (loss)	10,157	184,508	45,481	(1,260,422)	3,393	55,938
• Net realized gain (loss) on investments	19,063	415,516	443,529	10,976,501	2,449	415,133
• Net change in unrealized appreciation or depreciation on investments	76,266	2,591,550	1,160,971	55,388,857	7,707	1,405,833
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,486	3,191,574	1,649,981	65,104,936	13,549	1,876,904
Change From Unit Transactions:
• Net unit transactions	(123,865)	1,507,397	1,083,808	17,710,039	402,528	(551,677)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(123,865)	1,507,397	1,083,808	17,710,039	402,528	(551,677)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,379)	4,698,971	2,733,789	82,814,975	416,077	1,325,227
NET ASSETS AT DECEMBER 31, 2021	$601,997	$22,651,671	$8,394,359	$318,950,401	$463,647	$12,702,304

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Invesco V.I. Global Fund - Series II Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series II Shares Subaccount	Invesco V.I. Main Street Small Cap Fund® - Series I Shares Subaccount	Invesco V.I. Main Street Small Cap Fund® - Series II Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$8,582,552	$2,081,486	$75,031,915	$571,950	$17,135,467	$15,219,007	$7,137,194
Changes From Operations:
• Net investment income (loss)	(43,539)	26,697	452,675	5,567	(124,259)	(24,427)	(110,559)
• Net realized gain (loss) on investments	746,082	77,610	1,767,546	50,763	20,086	1,082,546	807,851
• Net change in unrealized appreciation or depreciation on investments	1,301,159	253,578	6,827,441	351,030	3,143,355	660,351	401,298
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,003,702	357,885	9,047,662	407,360	3,039,182	1,718,470	1,098,590
Change From Unit Transactions:
• Net unit transactions	(1,788,215)	318,287	(2,006,025)	921,979	(1,891,368)	(1,990,774)	(680,118)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,788,215)	318,287	(2,006,025)	921,979	(1,891,368)	(1,990,774)	(680,118)
TOTAL INCREASE (DECREASE) IN NET ASSETS	215,487	676,172	7,041,637	1,329,339	1,147,814	(272,304)	418,472
NET ASSETS AT DECEMBER 31, 2020	8,798,039	2,757,658	82,073,552	1,901,289	18,283,281	14,946,703	7,555,666
Changes From Operations:
• Net investment income (loss)	(85,487)	1,734	(363,688)	(994)	(212,323)	(147,574)	(111,542)
• Net realized gain (loss) on investments	1,189,351	303,568	7,703,137	438,147	2,478,099	759,355	1,699,573
• Net change in unrealized appreciation or depreciation on investments	82,708	(182,189)	(4,001,324)	(48,416)	1,635,404	1,545,819	(596,309)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,186,572	123,113	3,338,125	388,737	3,901,180	2,157,600	991,722
Change From Unit Transactions:
• Net unit transactions	(1,617,647)	(204,479)	6,142,279	(551,101)	2,921,193	(1,133,706)	(2,393,189)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,617,647)	(204,479)	6,142,279	(551,101)	2,921,193	(1,133,706)	(2,393,189)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(431,075)	(81,366)	9,480,404	(162,364)	6,822,373	1,023,894	(1,401,467)
NET ASSETS AT DECEMBER 31, 2021	$8,366,964	$2,676,292	$91,553,956	$1,738,925	$25,105,654	$15,970,597	$6,154,199
See accompanying notes.

	Janus Henderson Global Research Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 2 Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 2 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2020	$597,262	$4,426,567	$134,203,891	$5,174,838	$345,550	$4,466,970
Changes From Operations:
• Net investment income (loss)	(5,854)	80,000	620,222	7,094	10,515	89,828
• Net realized gain (loss) on investments	67,317	136,120	1,965,627	129,454	(59)	(11,370)
• Net change in unrealized appreciation or depreciation on investments	(1,121)	139,502	7,676,506	501,641	9,584	93,906
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,342	355,622	10,262,355	638,189	20,040	172,364
Change From Unit Transactions:
• Net unit transactions	(97,382)	1,685,935	84,360,162	(662,586)	44,458	36,054
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(97,382)	1,685,935	84,360,162	(662,586)	44,458	36,054
TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,040)	2,041,557	94,622,517	(24,397)	64,498	208,418
NET ASSETS AT DECEMBER 31, 2020	560,222	6,468,124	228,826,408	5,150,441	410,048	4,675,388
Changes From Operations:
• Net investment income (loss)	(7,806)	98,588	586,582	(38,467)	11,793	74,609
• Net realized gain (loss) on investments	80,682	102,351	3,257,981	394,971	3,514	83,924
• Net change in unrealized appreciation or depreciation on investments	14,582	(325,061)	(11,004,147)	35,414	20,602	173,525
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,458	(124,122)	(7,159,584)	391,918	35,909	332,058
Change From Unit Transactions:
• Net unit transactions	(24,330)	1,515,352	(1,378,210)	(220,619)	23,646	(17,323)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,330)	1,515,352	(1,378,210)	(220,619)	23,646	(17,323)
TOTAL INCREASE (DECREASE) IN NET ASSETS	63,128	1,391,230	(8,537,794)	171,299	59,555	314,735
NET ASSETS AT DECEMBER 31, 2021	$623,350	$7,859,354	$220,288,614	$5,321,740	$469,603	$4,990,123

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Lincoln iShares® Fixed Income Allocation Fund - Standard Class Subaccount	Lincoln iShares® Global Growth Allocation Fund - Standard Class Subaccount	Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Dec - Service Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Jun - Service Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Sep - Service Class Subaccount	Lincoln S&P 500 Buffer Fund Aug - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$—	$588,554	$1,113,835	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	716	5,230	7,963	—	—	—	—
• Net realized gain (loss) on investments	238	4,391	32,204	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	(742)	63,040	7,262	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	212	72,661	47,429	—	—	—	—
Change From Unit Transactions:
• Net unit transactions	51,614	(4,999)	(415,774)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	51,614	(4,999)	(415,774)	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	51,826	67,662	(368,345)	—	—	—	—
NET ASSETS AT DECEMBER 31, 2020	51,826	656,216	745,490	—	—	—	—
Changes From Operations:
• Net investment income (loss)	320	5,750	3,271	—	73	502	2,808
• Net realized gain (loss) on investments	(48)	34,493	50,449	—	—	329	12
• Net change in unrealized appreciation or depreciation on investments	(1,471)	28,089	33,617	4,976	(3)	(153)	7,607
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,199)	68,332	87,337	4,976	70	678	10,427
Change From Unit Transactions:
• Net unit transactions	(2,388)	(137,850)	(159,299)	390,369	25,151	109,729	337,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,388)	(137,850)	(159,299)	390,369	25,151	109,729	337,322
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,587)	(69,518)	(71,962)	395,345	25,221	110,407	347,749
NET ASSETS AT DECEMBER 31, 2021	$48,239	$586,698	$673,528	$395,345	$25,221	$110,407	$347,749

See accompanying notes.

	Lincoln S&P 500 Buffer Fund May - Service Class Subaccount	Lincoln S&P 500 Buffer Fund Nov - Service Class Subaccount	Lincoln S&P 500 Ultra Buffer Fund May - Service Class Subaccount	Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class Subaccount	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC Subaccount	Lord Abbett Series Fund Developing Growth Portfolio - Class VC Subaccount
NET ASSETS AT JANUARY 1, 2020	$—	$—	$—	$—	$38,351,237	$18,429,499
Changes From Operations:
• Net investment income (loss)	—	—	—	—	983,490	(236,433)
• Net realized gain (loss) on investments	—	—	—	—	(767,331)	4,351,437
• Net change in unrealized appreciation or depreciation on investments	—	—	—	—	1,228,794	9,433,082
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—	1,444,953	13,548,086
Change From Unit Transactions:
• Net unit transactions	—	—	—	—	(2,473,701)	1,474,121
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—	(2,473,701)	1,474,121
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—	(1,028,748)	15,022,207
NET ASSETS AT DECEMBER 31, 2020	—	—	—	—	37,322,489	33,451,706
Changes From Operations:
• Net investment income (loss)	1,461	135	508	582	1,246,487	(370,649)
• Net realized gain (loss) on investments	4	—	1	—	1,315,004	11,801,513
• Net change in unrealized appreciation or depreciation on investments	3,092	129	65	603	(1,729,724)	(12,924,195)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,557	264	574	1,185	831,767	(1,493,331)
Change From Unit Transactions:
• Net unit transactions	196,093	26,868	66,999	99,679	20,759,156	3,114,355
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	196,093	26,868	66,999	99,679	20,759,156	3,114,355
TOTAL INCREASE (DECREASE) IN NET ASSETS	200,650	27,132	67,573	100,864	21,590,923	1,621,024
NET ASSETS AT DECEMBER 31, 2021	$200,650	$27,132	$67,573	$100,864	$58,913,412	$35,072,730

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC Subaccount	Lord Abbett Series Fund Short Duration Income Portfolio - Class VC Subaccount	LVIP American Balanced Allocation Fund - Service Class Subaccount	LVIP American Balanced Allocation Fund - Standard Class Subaccount	LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$13,446,981	$41,481,075	$58,819,179	$9,817,051	$480,547,031	$33,991,163	$449,767
Changes From Operations:
• Net investment income (loss)	37,042	707,278	312,217	170,214	(3,549,635)	36,614	4,792
• Net realized gain (loss) on investments	(155,699)	(468,263)	2,513,299	435,147	30,673,761	1,003,435	13,892
• Net change in unrealized appreciation or depreciation on investments	443,967	333,725	5,848,993	1,386,929	(6,474,031)	1,674,674	21,988
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	325,310	572,740	8,674,509	1,992,290	20,650,095	2,714,723	40,672
Change From Unit Transactions:
• Net unit transactions	(220,063)	876,147	3,396,826	1,781,433	(210,122)	(198,998)	(14,421)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(220,063)	876,147	3,396,826	1,781,433	(210,122)	(198,998)	(14,421)
TOTAL INCREASE (DECREASE) IN NET ASSETS	105,247	1,448,887	12,071,335	3,773,723	20,439,973	2,515,725	26,251
NET ASSETS AT DECEMBER 31, 2020	13,552,228	42,929,962	70,890,514	13,590,774	500,987,004	36,506,888	476,018
Changes From Operations:
• Net investment income (loss)	(25,111)	601,962	898,418	271,924	(3,139,837)	343,323	9,206
• Net realized gain (loss) on investments	1,042,713	(39,542)	3,692,793	523,613	25,466,431	538,178	4,309
• Net change in unrealized appreciation or depreciation on investments	2,241,708	(758,528)	2,005,219	570,018	69,023,886	1,767,138	25,915
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,259,310	(196,108)	6,596,430	1,365,555	91,350,480	2,648,639	39,430
Change From Unit Transactions:
• Net unit transactions	(2,749,544)	4,612,437	13,112,521	127,759	(43,560,022)	(1,394,876)	(22,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,749,544)	4,612,437	13,112,521	127,759	(43,560,022)	(1,394,876)	(22,400)
TOTAL INCREASE (DECREASE) IN NET ASSETS	509,766	4,416,329	19,708,951	1,493,314	47,790,458	1,253,763	17,030
NET ASSETS AT DECEMBER 31, 2021	$14,061,994	$47,346,291	$90,599,465	$15,084,088	$548,777,462	$37,760,651	$493,048

See accompanying notes.

	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP American Global Growth Fund - Service Class II Subaccount	LVIP American Global Small Capitalization Fund - Service Class II Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$85,049,722	$436,981	$304,248,747	$72,776,761	$43,219,315	$4,668,395
Changes From Operations:
• Net investment income (loss)	(252,000)	3,273	(5,141,574)	(1,081,494)	83,567	63,666
• Net realized gain (loss) on investments	2,048,531	11,810	25,618,937	6,717,720	1,765,973	237,931
• Net change in unrealized appreciation or depreciation on investments	5,605,899	26,890	61,447,122	12,876,487	4,713,596	522,619
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,402,430	41,973	81,924,485	18,512,713	6,563,136	824,216
Change From Unit Transactions:
• Net unit transactions	(2,754,446)	(34,950)	(17,051,582)	(9,880,293)	(105,461)	336,054
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,754,446)	(34,950)	(17,051,582)	(9,880,293)	(105,461)	336,054
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,647,984	7,023	64,872,903	8,632,420	6,457,675	1,160,270
NET ASSETS AT DECEMBER 31, 2020	89,697,706	444,004	369,121,650	81,409,181	49,676,990	5,828,665
Changes From Operations:
• Net investment income (loss)	289,354	7,172	(6,276,952)	(1,283,352)	556,601	142,518
• Net realized gain (loss) on investments	1,498,697	13,413	34,846,264	11,616,932	2,527,267	188,045
• Net change in unrealized appreciation or depreciation on investments	6,403,671	22,725	24,993,327	(6,261,585)	1,724,132	310,202
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,191,722	43,310	53,562,639	4,071,995	4,808,000	640,765
Change From Unit Transactions:
• Net unit transactions	(3,168,502)	(7,748)	12,176,080	(6,040,341)	13,194,927	1,728,860
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,168,502)	(7,748)	12,176,080	(6,040,341)	13,194,927	1,728,860
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,023,220	35,562	65,738,719	(1,968,346)	18,002,927	2,369,625
NET ASSETS AT DECEMBER 31, 2021	$94,720,926	$479,566	$434,860,369	$79,440,835	$67,679,917	$8,198,290

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP American Growth Fund - Service Class II Subaccount	LVIP American Growth - Income Fund - Service Class II Subaccount	LVIP American Income Allocation Fund - Standard Class Subaccount	LVIP American International Fund - Service Class II Subaccount	LVIP American Preservation Fund - Service Class Subaccount	LVIP American Preservation Fund - Standard Class Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$952,636,064	$834,035,032	$80,110	$251,140,717	$8,799,619	$221,984	$262,267,497
Changes From Operations:
• Net investment income (loss)	(17,331,519)	(1,377,253)	533	(3,242,085)	123,384	6,705	(4,279,527)
• Net realized gain (loss) on investments	129,094,517	66,831,095	2,336	6,654,117	313,837	3,926	24,985,039
• Net change in unrealized appreciation or depreciation on investments	343,213,725	43,823,463	6,382	28,889,475	391,581	8,541	62,039,607
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	454,976,723	109,277,305	9,251	32,301,507	828,802	19,172	82,745,119
Change From Unit Transactions:
• Net unit transactions	(72,743,209)	66,375,937	(10,682)	(4,796,740)	18,262,233	411,114	(26,384,909)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(72,743,209)	66,375,937	(10,682)	(4,796,740)	18,262,233	411,114	(26,384,909)
TOTAL INCREASE (DECREASE) IN NET ASSETS	382,233,514	175,653,242	(1,431)	27,504,767	19,091,035	430,286	56,360,210
NET ASSETS AT DECEMBER 31, 2020	1,334,869,578	1,009,688,274	78,679	278,645,484	27,890,654	652,270	318,627,707
Changes From Operations:
• Net investment income (loss)	(15,202,067)	(9,192,334)	5,652	1,494,899	249,839	3,791	(5,247,721)
• Net realized gain (loss) on investments	110,929,939	47,769,232	4,412	5,846,499	135,185	2,297	41,037,887
• Net change in unrealized appreciation or depreciation on investments	173,346,552	184,012,354	(1,204)	(16,712,416)	(786,311)	(12,829)	17,063,171
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	269,074,424	222,589,252	8,860	(9,371,018)	(401,287)	(6,741)	52,853,337
Change From Unit Transactions:
• Net unit transactions	72,971,032	28,528,212	161,427	10,740,553	(6,392,157)	(372,648)	(10,509,123)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	72,971,032	28,528,212	161,427	10,740,553	(6,392,157)	(372,648)	(10,509,123)
TOTAL INCREASE (DECREASE) IN NET ASSETS	342,045,456	251,117,464	170,287	1,369,535	(6,793,444)	(379,389)	42,344,214
NET ASSETS AT DECEMBER 31, 2021	$1,676,915,034	$1,260,805,738	$248,966	$280,015,019	$21,097,210	$272,881	$360,971,921

See accompanying notes.

	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,106,079	$9,492,636	$20,654	$1,349,908,838	$497,111	$860,861,024
Changes From Operations:
• Net investment income (loss)	(6,085)	1,025	6,833	4,511,931	7,204	(499,874)
• Net realized gain (loss) on investments	57,299	537,689	30,175	6,673,720	(9,209)	6,897,275
• Net change in unrealized appreciation or depreciation on investments	402,445	652,944	24,530	(4,907,907)	(7,239)	61,947,670
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	453,659	1,191,658	61,538	6,277,744	(9,244)	68,345,071
Change From Unit Transactions:
• Net unit transactions	174,188	1,559,296	422,036	42,616,250	(3,241)	(58,464,577)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	174,188	1,559,296	422,036	42,616,250	(3,241)	(58,464,577)
TOTAL INCREASE (DECREASE) IN NET ASSETS	627,847	2,750,954	483,574	48,893,994	(12,485)	9,880,494
NET ASSETS AT DECEMBER 31, 2020	1,733,926	12,243,590	504,228	1,398,802,832	484,626	870,741,518
Changes From Operations:
• Net investment income (loss)	(9,248)	(61,261)	4,968	3,774,135	5,690	24,784,916
• Net realized gain (loss) on investments	136,917	994,126	37,084	106,019,866	36,122	16,424,354
• Net change in unrealized appreciation or depreciation on investments	204,996	(191,513)	(5,326)	168,520,306	38,451	6,962,144
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	332,665	741,352	36,726	278,314,307	80,263	48,171,414
Change From Unit Transactions:
• Net unit transactions	182,601	1,339,466	(3,713)	(169,152,523)	(180,097)	(50,976,247)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	182,601	1,339,466	(3,713)	(169,152,523)	(180,097)	(50,976,247)
TOTAL INCREASE (DECREASE) IN NET ASSETS	515,266	2,080,818	33,013	109,161,784	(99,834)	(2,804,833)
NET ASSETS AT DECEMBER 31, 2021	$2,249,192	$14,324,408	$537,241	$1,507,964,616	$384,792	$867,936,685

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class Subaccount	LVIP BlackRock Global Real Estate Fund - Service Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$154,629	$441,261,497	$95,284,039	$1,555,290	$732,840,789	$3,986,889	$502,645,730
Changes From Operations:
• Net investment income (loss)	(94)	(1,318,414)	3,158,559	86,171	(10,161,572)	(17,607)	(2,079,947)
• Net realized gain (loss) on investments	10,187	2,812,561	2,646,248	46,434	(5,685,335)	17,253	3,607,700
• Net change in unrealized appreciation or depreciation on investments	(411)	(732,605)	(8,684,078)	(117,976)	37,784,987	245,226	9,409,422
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,682	761,542	(2,879,271)	14,629	21,938,080	244,872	10,937,175
Change From Unit Transactions:
• Net unit transactions	(92,495)	3,319,258	(2,194,628)	464,017	(25,487,713)	2,019,736	64,650,734
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(92,495)	3,319,258	(2,194,628)	464,017	(25,487,713)	2,019,736	64,650,734
TOTAL INCREASE (DECREASE) IN NET ASSETS	(82,813)	4,080,800	(5,073,899)	478,646	(3,549,633)	2,264,608	75,587,909
NET ASSETS AT DECEMBER 31, 2020	71,816	445,342,297	90,210,140	2,033,936	729,291,156	6,251,497	578,233,639
Changes From Operations:
• Net investment income (loss)	2,471	(2,369,430)	4,861,213	172,937	41,433,158	790,230	(3,479,999)
• Net realized gain (loss) on investments	836	22,069,247	6,758,356	147,870	1,354,665	70,319	40,104,194
• Net change in unrealized appreciation or depreciation on investments	1,111	25,567,807	10,497,074	287,625	(20,230,955)	(470,212)	34,098,787
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,418	45,267,624	22,116,643	608,432	22,556,868	390,337	70,722,982
Change From Unit Transactions:
• Net unit transactions	(1,876)	(28,964,304)	(9,752,323)	335,299	137,876,167	7,780,322	(24,264,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,876)	(28,964,304)	(9,752,323)	335,299	137,876,167	7,780,322	(24,264,600)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,542	16,303,320	12,364,320	943,731	160,433,035	8,170,659	46,458,382
NET ASSETS AT DECEMBER 31, 2021	$74,358	$461,645,617	$102,574,460	$2,977,667	$889,724,191	$14,422,156	$624,692,021

See accompanying notes.

	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class Subaccount	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$906,351,894	$2,247,802	$695,750,916	$109,064	$519,138,469	$70,920
Changes From Operations:
• Net investment income (loss)	(13,360,854)	(38,289)	(10,932,584)	(963)	(4,880,769)	(34)
• Net realized gain (loss) on investments	34,804,469	148,998	25,470,603	4,149	27,045,067	7,664
• Net change in unrealized appreciation or depreciation on investments	183,301,666	297,487	157,174,530	26,610	39,044,373	2,580
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	204,745,281	408,196	171,712,549	29,796	61,208,671	10,210
Change From Unit Transactions:
• Net unit transactions	63,603,809	(382,209)	(35,345,624)	10,803	(39,885,236)	(4,261)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	63,603,809	(382,209)	(35,345,624)	10,803	(39,885,236)	(4,261)
TOTAL INCREASE (DECREASE) IN NET ASSETS	268,349,090	25,987	136,366,925	40,599	21,323,435	5,949
NET ASSETS AT DECEMBER 31, 2020	1,174,700,984	2,273,789	832,117,841	149,663	540,461,904	76,869
Changes From Operations:
• Net investment income (loss)	(20,132,428)	(51,605)	(13,362,560)	(1,400)	(7,753,840)	(351)
• Net realized gain (loss) on investments	193,952,218	481,022	74,760,674	7,254	28,967,194	3,305
• Net change in unrealized appreciation or depreciation on investments	157,882,539	178,124	34,730,619	12,393	80,397,749	12,383
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	331,702,329	607,541	96,128,733	18,247	101,611,103	15,337
Change From Unit Transactions:
• Net unit transactions	(98,095,012)	(314,223)	(44,480,683)	(4,751)	(64,162,294)	(7,992)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(98,095,012)	(314,223)	(44,480,683)	(4,751)	(64,162,294)	(7,992)
TOTAL INCREASE (DECREASE) IN NET ASSETS	233,607,317	293,318	51,648,050	13,496	37,448,809	7,345
NET ASSETS AT DECEMBER 31, 2021	$1,408,308,301	$2,567,107	$883,765,891	$163,159	$577,910,713	$84,214

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Diversified Income Fund - Service Class Subaccount	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$3,830,010,243	$66,336,120	$778,902,189	$2,937,942	$2,017,168,236	$14,407,947	$105,163,601
Changes From Operations:
• Net investment income (loss)	25,766,236	474,052	(2,776,507)	18,788	17,528,615	294,241	3,918,831
• Net realized gain (loss) on investments	98,465,365	1,959,541	(3,839,880)	(18,863)	6,896,728	183,350	(2,508,489)
• Net change in unrealized appreciation or depreciation on investments	167,490,428	2,685,073	555,910	4,817	144,274,255	1,022,600	2,941,939
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	291,722,029	5,118,666	(6,060,477)	4,742	168,699,598	1,500,191	4,352,281
Change From Unit Transactions:
• Net unit transactions	127,260,968	(2,997,380)	(64,446,273)	102,325	(24,119,303)	1,614,937	(9,145,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	127,260,968	(2,997,380)	(64,446,273)	102,325	(24,119,303)	1,614,937	(9,145,061)
TOTAL INCREASE (DECREASE) IN NET ASSETS	418,982,997	2,121,286	(70,506,750)	107,067	144,580,295	3,115,128	(4,792,780)
NET ASSETS AT DECEMBER 31, 2020	4,248,993,240	68,457,406	708,395,439	3,045,009	2,161,748,531	17,523,075	100,370,821
Changes From Operations:
• Net investment income (loss)	13,248,206	245,648	(4,903,990)	10,732	63,073,014	851,250	7,241,831
• Net realized gain (loss) on investments	57,858,739	1,069,641	(577,468)	(4,925)	66,581,056	573,967	(311,609)
• Net change in unrealized appreciation or depreciation on investments	(227,113,748)	(3,627,965)	(5,509,194)	(22,248)	(199,654,799)	(1,770,355)	(4,213,609)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(156,006,803)	(2,312,676)	(10,990,652)	(16,441)	(70,000,729)	(345,138)	2,716,613
Change From Unit Transactions:
• Net unit transactions	440,281,946	(658,130)	47,648,793	403,617	157,287,635	2,883,252	(7,472,232)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	440,281,946	(658,130)	47,648,793	403,617	157,287,635	2,883,252	(7,472,232)
TOTAL INCREASE (DECREASE) IN NET ASSETS	284,275,143	(2,970,806)	36,658,141	387,176	87,286,906	2,538,114	(4,755,619)
NET ASSETS AT DECEMBER 31, 2021	$4,533,268,383	$65,486,600	$745,053,580	$3,432,185	$2,249,035,437	$20,061,189	$95,615,202

See accompanying notes.

	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Service Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Service Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount	LVIP Delaware REIT Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$2,248,162	$1,158,773,216	$2,740,252	$113,150,904	$—	$147,878,160
Changes From Operations:
• Net investment income (loss)	98,715	1,951,370	27,478	931,741	—	169,451
• Net realized gain (loss) on investments	(18,046)	(511,458)	13,630	(1,887,737)	—	3,668,024
• Net change in unrealized appreciation or depreciation on investments	30,297	28,089,209	49,705	4,224,748	—	(21,378,080)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,966	29,529,121	90,813	3,268,752	—	(17,540,605)
Change From Unit Transactions:
• Net unit transactions	(243,494)	(13,650,689)	510,238	5,883,028	—	(2,401,362)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(243,494)	(13,650,689)	510,238	5,883,028	—	(2,401,362)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,528)	15,878,432	601,051	9,151,780	—	(19,941,967)
NET ASSETS AT DECEMBER 31, 2020	2,115,634	1,174,651,648	3,341,303	122,302,684	—	127,936,193
Changes From Operations:
• Net investment income (loss)	169,166	169,648	44,828	(742,230)	3,718	1,210,465
• Net realized gain (loss) on investments	1,080	657,840	11,228	3,921,150	158	3,648,362
• Net change in unrealized appreciation or depreciation on investments	(100,063)	(29,067,836)	(111,935)	31,196,143	11,084	43,630,210
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	70,183	(28,240,348)	(55,879)	34,375,063	14,960	48,489,037
Change From Unit Transactions:
• Net unit transactions	(1,593)	27,019,005	1,331,607	(9,655,373)	318,357	(18,869,713)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,593)	27,019,005	1,331,607	(9,655,373)	318,357	(18,869,713)
TOTAL INCREASE (DECREASE) IN NET ASSETS	68,590	(1,221,343)	1,275,728	24,719,690	333,317	29,619,324
NET ASSETS AT DECEMBER 31, 2021	$2,184,224	$1,173,430,305	$4,617,031	$147,022,374	$333,317	$157,555,517

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Delaware REIT Fund - Standard Class Subaccount	LVIP Delaware SMID Cap Core Fund - Service Class Subaccount	LVIP Delaware SMID Cap Core Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware U.S. Growth Fund - Service Class Subaccount	LVIP Delaware U.S. Growth Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$3,831,186	$177,161,600	$6,597,353	$65,455,651	$6,480,771	$311,253,627	$146,999
Changes From Operations:
• Net investment income (loss)	33,426	(2,031,775)	(40,545)	(368,567)	(17,206)	(3,699,719)	(738)
• Net realized gain (loss) on investments	104,605	(2,017,191)	107,769	4,820,853	505,101	28,529,761	54,750
• Net change in unrealized appreciation or depreciation on investments	(572,850)	20,471,902	518,571	6,082,617	560,498	91,204,965	28,943
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(434,819)	16,422,936	585,795	10,534,903	1,048,393	116,035,007	82,955
Change From Unit Transactions:
• Net unit transactions	170,385	(15,731,916)	(878,799)	(6,143,797)	(638,070)	(66,044,511)	(66,250)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	170,385	(15,731,916)	(878,799)	(6,143,797)	(638,070)	(66,044,511)	(66,250)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(264,434)	691,020	(293,004)	4,391,106	410,323	49,990,496	16,705
NET ASSETS AT DECEMBER 31, 2020	3,566,752	177,852,620	6,304,349	69,846,757	6,891,094	361,244,123	163,704
Changes From Operations:
• Net investment income (loss)	95,054	(1,876,457)	(24,738)	(831,529)	(56,430)	(4,199,305)	(1,008)
• Net realized gain (loss) on investments	202,795	19,273,515	701,537	6,309,225	628,790	106,987,163	72,654
• Net change in unrealized appreciation or depreciation on investments	1,386,830	18,220,961	644,675	11,378,288	1,045,018	(46,545,578)	(20,920)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,684,679	35,618,019	1,321,474	16,855,984	1,617,378	56,242,280	50,726
Change From Unit Transactions:
• Net unit transactions	1,322,953	(24,229,607)	(647,760)	(1,142,902)	(766,049)	(52,350,770)	216,965
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,322,953	(24,229,607)	(647,760)	(1,142,902)	(766,049)	(52,350,770)	216,965
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,007,632	11,388,412	673,714	15,713,082	851,329	3,891,510	267,691
NET ASSETS AT DECEMBER 31, 2021	$6,574,384	$189,241,032	$6,978,063	$85,559,839	$7,742,423	$365,135,633	$431,395

See accompanying notes.

	LVIP Delaware Value Fund - Service Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Core Equity Fund - Service Class Subaccount	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$336,344,731	$7,545,400	$16,637,639	$4,097,808	$89,714,991	$10,435,299
Changes From Operations:
• Net investment income (loss)	654,443	43,012	16,179	5,321	27,379	184,387
• Net realized gain (loss) on investments	12,789,304	229,756	(425,136)	(123,800)	(556,647)	28,031
• Net change in unrealized appreciation or depreciation on investments	(20,207,825)	(195,801)	939,074	197,410	8,364,652	1,382,405
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,764,078)	76,967	530,117	78,931	7,835,384	1,594,823
Change From Unit Transactions:
• Net unit transactions	(26,262,179)	326,554	235,044	(809,980)	8,076,710	3,525,918
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(26,262,179)	326,554	235,044	(809,980)	8,076,710	3,525,918
TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,026,257)	403,521	765,161	(731,049)	15,912,094	5,120,741
NET ASSETS AT DECEMBER 31, 2020	303,318,474	7,948,921	17,402,800	3,366,759	105,627,085	15,556,040
Changes From Operations:
• Net investment income (loss)	10,465,424	298,355	23,647	7,074	775,787	331,058
• Net realized gain (loss) on investments	41,940,539	1,000,936	647,004	72,389	2,587,352	612,446
• Net change in unrealized appreciation or depreciation on investments	5,262,726	106,124	976,954	235,345	8,484,061	992,762
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,668,689	1,405,415	1,647,605	314,808	11,847,200	1,936,266
Change From Unit Transactions:
• Net unit transactions	(41,516,736)	(2,492,723)	(510,515)	(385,615)	14,525,943	1,585,333
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,516,736)	(2,492,723)	(510,515)	(385,615)	14,525,943	1,585,333
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,151,953	(1,087,308)	1,137,090	(70,807)	26,373,143	3,521,599
NET ASSETS AT DECEMBER 31, 2021	$319,470,427	$6,861,613	$18,539,890	$3,295,952	$132,000,228	$19,077,639

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Dimensional International Equity Managed Volatility Fund - Service Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$538,074,901	$1,869,672	$172,010,916	$9,981,488	$93,278,460	$9,936,372	$884,712,324
Changes From Operations:
• Net investment income (loss)	455,052	21,506	(705,142)	148,084	(430,795)	100,571	(5,628,620)
• Net realized gain (loss) on investments	(7,280,946)	(139,459)	9,596,185	649,335	1,961,793	589,613	21,679,019
• Net change in unrealized appreciation or depreciation on investments	(15,464,715)	(3,891)	20,505,900	1,570,940	14,756,394	1,453,322	95,081,691
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,290,609)	(121,844)	29,396,943	2,368,359	16,287,392	2,143,506	111,132,090
Change From Unit Transactions:
• Net unit transactions	53,205,485	272,562	5,376,906	3,439,777	6,885,021	458,709	(70,286,674)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,205,485	272,562	5,376,906	3,439,777	6,885,021	458,709	(70,286,674)
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,914,876	150,718	34,773,849	5,808,136	23,172,413	2,602,215	40,845,416
NET ASSETS AT DECEMBER 31, 2020	568,989,777	2,020,390	206,784,765	15,789,624	116,450,873	12,538,587	925,557,740
Changes From Operations:
• Net investment income (loss)	7,499,667	59,073	(1,718,780)	143,451	(884,694)	98,853	(7,407,148)
• Net realized gain (loss) on investments	6,798,902	54,360	20,548,459	2,053,013	8,828,614	919,903	62,256,528
• Net change in unrealized appreciation or depreciation on investments	58,907,137	192,344	33,445,523	3,035,501	21,986,286	2,430,249	166,684,839
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,205,706	305,777	52,275,202	5,231,965	29,930,206	3,449,005	221,534,219
Change From Unit Transactions:
• Net unit transactions	(41,826,734)	179,204	3,447,599	5,186,323	8,283,019	2,098,125	(136,712,880)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,826,734)	179,204	3,447,599	5,186,323	8,283,019	2,098,125	(136,712,880)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,378,972	484,981	55,722,801	10,418,288	38,213,225	5,547,130	84,821,339
NET ASSETS AT DECEMBER 31, 2021	$600,368,749	$2,505,371	$262,507,566	$26,207,912	$154,664,098	$18,085,717	$1,010,379,079

See accompanying notes.

	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$3,381,598	$416,422,262	$119,198	$914,361,294	$46,883	$18,079,309
Changes From Operations:
• Net investment income (loss)	16,900	(5,386,934)	(223)	(6,327,799)	396	(83,443)
• Net realized gain (loss) on investments	88,092	18,418,473	5,875	9,047,043	1,771	505,880
• Net change in unrealized appreciation or depreciation on investments	350,059	59,040,596	16,026	89,674,493	(739)	1,928,604
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	455,051	72,072,135	21,678	92,393,737	1,428	2,351,041
Change From Unit Transactions:
• Net unit transactions	(251,294)	(210,667)	(14,297)	(56,605,744)	5,248	1,536,739
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(251,294)	(210,667)	(14,297)	(56,605,744)	5,248	1,536,739
TOTAL INCREASE (DECREASE) IN NET ASSETS	203,757	71,861,468	7,381	35,787,993	6,676	3,887,780
NET ASSETS AT DECEMBER 31, 2020	3,585,355	488,283,730	126,579	950,149,287	53,559	21,967,089
Changes From Operations:
• Net investment income (loss)	26,604	(3,441,387)	729	(6,327,554)	(56)	37,425
• Net realized gain (loss) on investments	339,995	43,357,950	7,922	34,002,711	5,154	2,364,954
• Net change in unrealized appreciation or depreciation on investments	611,046	77,129,170	23,209	111,432,181	129	(333,767)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	977,645	117,045,733	31,860	139,107,338	5,227	2,068,612
Change From Unit Transactions:
• Net unit transactions	766,085	(55,550,449)	(11,164)	(94,136,701)	(58,786)	1,224,223
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	766,085	(55,550,449)	(11,164)	(94,136,701)	(58,786)	1,224,223
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,743,730	61,495,284	20,696	44,970,637	(53,559)	3,292,835
NET ASSETS AT DECEMBER 31, 2021	$5,329,085	$549,779,014	$147,275	$995,119,924	$—	$25,259,924

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class Subaccount	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$229,916	$99,014,425	$2,091,931	$1,035,702,012	$166,261	$7,885,214,352	$8,842,285
Changes From Operations:
• Net investment income (loss)	1,479	995,813	35,926	2,241,576	20,833	33,316,998	127,754
• Net realized gain (loss) on investments	4,087	(86,884)	4,164	24,203,865	18,471	129,500,836	47,655
• Net change in unrealized appreciation or depreciation on investments	18,288	9,013,113	156,285	20,180,829	57,187	95,946,560	279,540
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,854	9,922,042	196,375	46,626,270	96,491	258,764,394	454,949
Change From Unit Transactions:
• Net unit transactions	(59,634)	47,953,320	493,219	(87,034,033)	902,750	(775,861,633)	141,540
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(59,634)	47,953,320	493,219	(87,034,033)	902,750	(775,861,633)	141,540
TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,780)	57,875,362	689,594	(40,407,763)	999,241	(517,097,239)	596,489
NET ASSETS AT DECEMBER 31, 2020	194,136	156,889,787	2,781,525	995,294,249	1,165,502	7,368,117,113	9,438,774
Changes From Operations:
• Net investment income (loss)	1,724	4,150,625	87,550	14,400,883	51,888	101,486,398	292,372
• Net realized gain (loss) on investments	20,126	6,704,979	99,057	38,705,524	35,805	508,881,069	640,679
• Net change in unrealized appreciation or depreciation on investments	(6,424)	11,895,961	228,355	590,938	715	162,601,887	278,631
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,426	22,751,565	414,962	53,697,345	88,408	772,969,354	1,211,682
Change From Unit Transactions:
• Net unit transactions	(81,191)	54,248,299	431,157	(100,896,181)	470,178	(772,685,808)	1,713,075
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(81,191)	54,248,299	431,157	(100,896,181)	470,178	(772,685,808)	1,713,075
TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,765)	76,999,864	846,119	(47,198,836)	558,586	283,546	2,924,757
NET ASSETS AT DECEMBER 31, 2021	$128,371	$233,889,651	$3,627,644	$948,095,413	$1,724,088	$7,368,400,659	$12,363,531

See accompanying notes.

	LVIP Global Income Fund - Service Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Service Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$566,003,310	$793,102	$6,217,351,488	$4,507,772	$296,945,500	$31,553,928
Changes From Operations:
• Net investment income (loss)	(1,085,752)	13,289	20,452,855	65,425	(5,400,508)	(388,038)
• Net realized gain (loss) on investments	2,820,915	4,437	125,090,617	73,389	17,432	1,737
• Net change in unrealized appreciation or depreciation on investments	22,956,578	42,197	86,112,318	103,914	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,691,741	59,923	231,655,790	242,728	(5,383,076)	(386,301)
Change From Unit Transactions:
• Net unit transactions	(40,870,504)	351,065	(504,502,464)	(23,564)	174,490,473	15,598,941
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(40,870,504)	351,065	(504,502,464)	(23,564)	174,490,473	15,598,941
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,178,763)	410,988	(272,846,674)	219,164	169,107,397	15,212,640
NET ASSETS AT DECEMBER 31, 2020	549,824,547	1,204,090	5,944,504,814	4,726,936	466,052,897	46,766,568
Changes From Operations:
• Net investment income (loss)	7,321,744	31,824	78,667,550	140,136	(6,076,974)	(487,895)
• Net realized gain (loss) on investments	10,467,331	19,604	323,450,432	215,811	34,030	2,712
• Net change in unrealized appreciation or depreciation on investments	(56,811,426)	(120,394)	113,633,791	141,494	(2,384)	(111)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,022,351)	(68,966)	515,751,773	497,441	(6,045,328)	(485,294)
Change From Unit Transactions:
• Net unit transactions	29,862,887	45,098	(541,861,346)	541,291	(12,099,400)	(9,301,224)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	29,862,887	45,098	(541,861,346)	541,291	(12,099,400)	(9,301,224)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,159,464)	(23,868)	(26,109,573)	1,038,732	(18,144,728)	(9,786,518)
NET ASSETS AT DECEMBER 31, 2021	$540,665,083	$1,180,222	$5,918,395,241	$5,765,668	$447,908,169	$36,980,050

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Service Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$465,104,275	$82,471	$202,901,408	$2,483,317	$13,227,779	$929,262	$592,794,642
Changes From Operations:
• Net investment income (loss)	(1,219,285)	529	6,530,785	119,506	130,817	27,203	(3,519,341)
• Net realized gain (loss) on investments	12,119,218	2,585	(3,357,799)	(46,206)	88,645	13,765	5,818,727
• Net change in unrealized appreciation or depreciation on investments	13,345,537	3,649	4,821,063	37,708	805,440	75,915	3,114,791
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,245,470	6,763	7,994,049	111,008	1,024,902	116,883	5,414,177
Change From Unit Transactions:
• Net unit transactions	(23,502,738)	(385)	(1,070,201)	303,060	1,174,415	318,024	(17,138,783)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(23,502,738)	(385)	(1,070,201)	303,060	1,174,415	318,024	(17,138,783)
TOTAL INCREASE (DECREASE) IN NET ASSETS	742,732	6,378	6,923,848	414,068	2,199,317	434,907	(11,724,606)
NET ASSETS AT DECEMBER 31, 2020	465,847,007	88,849	209,825,256	2,897,385	15,427,096	1,364,169	581,070,036
Changes From Operations:
• Net investment income (loss)	(2,498,157)	343	6,519,222	193,442	67,627	23,008	(5,095,829)
• Net realized gain (loss) on investments	25,065,313	4,048	1,653,055	63,741	472,129	14,471	42,228,281
• Net change in unrealized appreciation or depreciation on investments	58,298,981	12,067	1,783,336	(17,664)	96,701	31,677	107,167,575
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,866,137	16,458	9,955,613	239,519	636,457	69,156	144,300,027
Change From Unit Transactions:
• Net unit transactions	(64,841,971)	(8,759)	16,354,958	1,988,787	885,660	(151,957)	(108,197,714)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(64,841,971)	(8,759)	16,354,958	1,988,787	885,660	(151,957)	(108,197,714)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,024,166	7,699	26,310,571	2,228,306	1,522,117	(82,801)	36,102,313
NET ASSETS AT DECEMBER 31, 2021	$481,871,173	$96,548	$236,135,827	$5,125,691	$16,949,213	$1,281,368	$617,172,349

See accompanying notes.

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Service Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Standard Class Subaccount	LVIP MFS International Equity Managed Volatility Fund - Service Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$278,411	$625,750	$48,669	$550,471,700	$239,960,020	$967,899
Changes From Operations:
• Net investment income (loss)	106	(13,203)	1	(2,452,271)	(1,606,307)	12,622
• Net realized gain (loss) on investments	8,168	209,165	748	16,758,201	8,744,732	74,969
• Net change in unrealized appreciation or depreciation on investments	8,265	327,252	14,433	(1,341,440)	23,891,758	212,334
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,539	523,214	15,182	12,964,490	31,030,183	299,925
Change From Unit Transactions:
• Net unit transactions	(42,777)	1,602,077	37,595	30,826,646	(957,189)	718,134
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,777)	1,602,077	37,595	30,826,646	(957,189)	718,134
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,238)	2,125,291	52,777	43,791,136	30,072,994	1,018,059
NET ASSETS AT DECEMBER 31, 2020	252,173	2,751,041	101,446	594,262,836	270,033,014	1,985,958
Changes From Operations:
• Net investment income (loss)	(75)	(29,127)	(1,390)	(4,407,579)	(2,672,147)	9,073
• Net realized gain (loss) on investments	34,110	329,778	5,171	10,259,231	27,548,008	172,077
• Net change in unrealized appreciation or depreciation on investments	32,933	(175,401)	(6,656)	56,217,403	891,993	54,226
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,968	125,250	(2,875)	62,069,055	25,767,854	235,376
Change From Unit Transactions:
• Net unit transactions	(78,174)	(278,048)	229,163	(5,399,114)	6,958,228	424,750
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(78,174)	(278,048)	229,163	(5,399,114)	6,958,228	424,750
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,206)	(152,798)	226,288	56,669,941	32,726,082	660,126
NET ASSETS AT DECEMBER 31, 2021	$240,967	$2,598,243	$327,734	$650,932,777	$302,759,096	$2,646,084

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP MFS Value Fund - Service Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,039,310,388	$2,834,769	$265,297,173	$9,685,168	$60,772,868	$37,987	$524,421,705
Changes From Operations:
• Net investment income (loss)	1,823,555	50,991	1,900,752	64,098	380,374	781	173,534
• Net realized gain (loss) on investments	30,378,955	16,803	1,620,067	31,675	532,929	18	3,438,999
• Net change in unrealized appreciation or depreciation on investments	128,052	132,888	(15,264,442)	(630,677)	7,884,020	6,241	8,849,329
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,330,562	200,682	(11,743,623)	(534,904)	8,797,323	7,040	12,461,862
Change From Unit Transactions:
• Net unit transactions	2,355,811	1,232,865	7,778,699	(113,136)	6,747,726	3,542	130,756,953
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,355,811	1,232,865	7,778,699	(113,136)	6,747,726	3,542	130,756,953
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,686,373	1,433,547	(3,964,924)	(648,040)	15,545,049	10,582	143,218,815
NET ASSETS AT DECEMBER 31, 2020	1,073,996,761	4,268,316	261,332,249	9,037,128	76,317,917	48,569	667,640,520
Changes From Operations:
• Net investment income (loss)	(1,474,478)	70,219	4,507,411	146,454	(32,140)	459	(552,761)
• Net realized gain (loss) on investments	103,722,556	202,212	1,809,309	98,707	2,707,770	(7,957)	(269,969)
• Net change in unrealized appreciation or depreciation on investments	141,184,559	1,023,144	17,736,930	607,027	8,515,687	5,015	(17,110,258)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	243,432,637	1,295,575	24,053,650	852,188	11,191,317	(2,483)	(17,932,988)
Change From Unit Transactions:
• Net unit transactions	(97,759,892)	1,588,780	(25,245,004)	(1,416,178)	10,638,550	9,908	112,335,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(97,759,892)	1,588,780	(25,245,004)	(1,416,178)	10,638,550	9,908	112,335,114
TOTAL INCREASE (DECREASE) IN NET ASSETS	145,672,745	2,884,355	(1,191,354)	(563,990)	21,829,867	7,425	94,402,126
NET ASSETS AT DECEMBER 31, 2021	$1,219,669,506	$7,152,671	$260,140,895	$8,473,138	$98,147,784	$55,994	$762,042,646

See accompanying notes.

	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Service Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$6,393,755	$897,310,633	$9,397,551	$74,344,768	$91,756	$154,489,748
Changes From Operations:
• Net investment income (loss)	128,773	2,920,928	238,521	299,786	54,685	486,745
• Net realized gain (loss) on investments	58,996	11,139,439	100,053	2,271,922	33,308	3,805,211
• Net change in unrealized appreciation or depreciation on investments	53,284	33,838,342	381,307	5,274,452	80,851	6,263,719
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	241,053	47,898,709	719,881	7,846,160	168,844	10,555,675
Change From Unit Transactions:
• Net unit transactions	4,247,788	25,477,730	5,070,751	5,949,780	2,845,694	(12,267,317)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,247,788	25,477,730	5,070,751	5,949,780	2,845,694	(12,267,317)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,488,841	73,376,439	5,790,632	13,795,940	3,014,538	(1,711,642)
NET ASSETS AT DECEMBER 31, 2020	10,882,596	970,687,072	15,188,183	88,140,708	3,106,294	152,778,106
Changes From Operations:
• Net investment income (loss)	149,769	335,998	252,383	340,113	63,879	3,019,272
• Net realized gain (loss) on investments	(42,037)	7,432,071	62,686	3,233,250	51,520	4,018,291
• Net change in unrealized appreciation or depreciation on investments	(257,930)	(45,347,907)	(723,743)	361,511	61,782	1,275,981
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(150,198)	(37,579,838)	(408,674)	3,934,874	177,181	8,313,544
Change From Unit Transactions:
• Net unit transactions	1,310,693	37,049,419	3,335,425	(244,922)	1,901,373	(8,122,070)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,310,693	37,049,419	3,335,425	(244,922)	1,901,373	(8,122,070)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,160,495	(530,419)	2,926,751	3,689,952	2,078,554	191,474
NET ASSETS AT DECEMBER 31, 2021	$12,043,091	$970,156,653	$18,114,934	$91,830,660	$5,184,848	$152,969,580

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Service Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Service Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$689,119	$141,788,782	$1,086,629	$161,919,562	$3,695,796	$3,766,193	$571,391
Changes From Operations:
• Net investment income (loss)	14,052	994,811	19,478	2,417,630	100,320	43,023	13,258
• Net realized gain (loss) on investments	22,246	(3,744,820)	(72,943)	(4,787,154)	(147,556)	44,561	41,534
• Net change in unrealized appreciation or depreciation on investments	44,478	(2,971,204)	10,562	5,179,150	170,382	1,080,297	182,181
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,776	(5,721,213)	(42,903)	2,809,626	123,146	1,167,881	236,973
Change From Unit Transactions:
• Net unit transactions	118,791	(1,086,155)	(35,824)	(4,872,544)	(124,795)	3,357,863	251,083
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	118,791	(1,086,155)	(35,824)	(4,872,544)	(124,795)	3,357,863	251,083
TOTAL INCREASE (DECREASE) IN NET ASSETS	199,567	(6,807,368)	(78,727)	(2,062,918)	(1,649)	4,525,744	488,056
NET ASSETS AT DECEMBER 31, 2020	888,686	134,981,414	1,007,902	159,856,644	3,694,147	8,291,937	1,059,447
Changes From Operations:
• Net investment income (loss)	47,473	3,381,031	39,981	5,780,149	250,560	170,770	44,224
• Net realized gain (loss) on investments	10,382	1,990,557	21,004	878,836	60,116	272,017	32,405
• Net change in unrealized appreciation or depreciation on investments	12,105	9,248,743	48,828	4,376,764	(14,544)	(1,356,261)	(204,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	69,960	14,620,331	109,813	11,035,749	296,132	(913,474)	(127,971)
Change From Unit Transactions:
• Net unit transactions	451,010	(13,431,192)	(61,953)	(16,643,526)	959,917	7,999,463	1,234,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	451,010	(13,431,192)	(61,953)	(16,643,526)	959,917	7,999,463	1,234,706
TOTAL INCREASE (DECREASE) IN NET ASSETS	520,970	1,189,139	47,860	(5,607,777)	1,256,049	7,085,989	1,106,735
NET ASSETS AT DECEMBER 31, 2021	$1,409,656	$136,170,553	$1,055,762	$154,248,867	$4,950,196	$15,377,926	$2,166,182

See accompanying notes.

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$764,421,527	$681,522	$285,999,479	$5,597,115	$347,884,977	$148,264
Changes From Operations:
• Net investment income (loss)	(405,642)	13,580	1,604,012	143,254	337,327	(109)
• Net realized gain (loss) on investments	25,233,794	29,140	3,861,472	2,905	830,235	725
• Net change in unrealized appreciation or depreciation on investments	6,633,150	30,300	12,693,722	698,816	(6,653,899)	(11,870)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,461,302	73,020	18,159,206	844,975	(5,486,337)	(11,254)
Change From Unit Transactions:
• Net unit transactions	(72,245,952)	309,676	(12,466,484)	2,149,479	(1,884,762)	(55,588)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(72,245,952)	309,676	(12,466,484)	2,149,479	(1,884,762)	(55,588)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,784,650)	382,696	5,692,722	2,994,454	(7,371,099)	(66,842)
NET ASSETS AT DECEMBER 31, 2020	723,636,877	1,064,218	291,692,201	8,591,569	340,513,878	81,422
Changes From Operations:
• Net investment income (loss)	22,634,647	132,398	2,205,768	239,104	1,327,021	1,001
• Net realized gain (loss) on investments	57,837,040	204,405	10,223,701	373,920	6,885,292	3,384
• Net change in unrealized appreciation or depreciation on investments	(7,187,444)	(141,047)	13,291,822	345,886	20,590,519	2,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,284,243	195,756	25,721,291	958,910	28,802,832	6,748
Change From Unit Transactions:
• Net unit transactions	(73,329,510)	1,622,860	(13,298,365)	2,980,066	(30,049,978)	(5,209)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(73,329,510)	1,622,860	(13,298,365)	2,980,066	(30,049,978)	(5,209)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,267)	1,818,616	12,422,926	3,938,976	(1,247,146)	1,539
NET ASSETS AT DECEMBER 31, 2021	$723,591,610	$2,882,834	$304,115,127	$12,530,545	$339,266,732	$82,961

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP SSGA Large Cap 100 Fund - Service Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$335,489,909	$5,408,616	$690,589,285	$97,785,638	$5,379,773	$249,717,225	$1,552,417
Changes From Operations:
• Net investment income (loss)	2,491,545	110,550	1,366,395	(89,210)	66,099	958,898	75,592
• Net realized gain (loss) on investments	2,178,321	(143,805)	32,745,920	3,289,371	194,344	8,418,807	51,092
• Net change in unrealized appreciation or depreciation on investments	4,142,515	225,095	61,545,462	11,940,235	788,004	18,523,933	328,236
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,812,381	191,840	95,657,777	15,140,396	1,048,447	27,901,638	454,920
Change From Unit Transactions:
• Net unit transactions	(17,520,244)	383,381	(11,538,259)	8,553,311	925,976	(10,977,742)	2,376,337
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(17,520,244)	383,381	(11,538,259)	8,553,311	925,976	(10,977,742)	2,376,337
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,707,863)	575,221	84,119,518	23,693,707	1,974,423	16,923,896	2,831,257
NET ASSETS AT DECEMBER 31, 2020	326,782,046	5,983,837	774,708,803	121,479,345	7,354,196	266,641,121	4,383,674
Changes From Operations:
• Net investment income (loss)	1,158,147	143,771	(2,839,123)	(748,453)	76,711	1,264,193	117,189
• Net realized gain (loss) on investments	62,799,500	1,393,397	112,245,808	9,785,529	785,978	9,381,265	90,095
• Net change in unrealized appreciation or depreciation on investments	27,365,513	350,839	84,294,429	18,666,715	1,068,963	11,789,441	307,428
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	91,323,160	1,888,007	193,701,114	27,703,791	1,931,652	22,434,899	514,712
Change From Unit Transactions:
• Net unit transactions	(44,089,792)	1,595,826	(74,327,693)	20,411,044	3,851,967	(95,206)	1,858,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(44,089,792)	1,595,826	(74,327,693)	20,411,044	3,851,967	(95,206)	1,858,686
TOTAL INCREASE (DECREASE) IN NET ASSETS	47,233,368	3,483,833	119,373,421	48,114,835	5,783,619	22,339,693	2,373,398
NET ASSETS AT DECEMBER 31, 2021	$374,015,414	$9,467,670	$894,082,224	$169,594,180	$13,137,815	$288,980,814	$6,757,072

See accompanying notes.

	LVIP SSGA Moderate Structured Allocation Fund - Service Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$687,544,662	$934,239	$217,105,923	$3,626,780	$400,521,801	$2,301,852
Changes From Operations:
• Net investment income (loss)	3,783,501	27,035	1,167,279	77,853	2,335,655	44,837
• Net realized gain (loss) on investments	20,005,730	25,416	7,179,741	64,937	11,712,742	52,617
• Net change in unrealized appreciation or depreciation on investments	23,667,304	71,276	15,267,571	405,373	9,260,046	100,532
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,456,535	123,727	23,614,591	548,163	23,308,443	197,986
Change From Unit Transactions:
• Net unit transactions	(56,138,148)	293,797	(12,925,453)	301,715	(45,285,685)	(23,907)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(56,138,148)	293,797	(12,925,453)	301,715	(45,285,685)	(23,907)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,681,613)	417,524	10,689,138	849,878	(21,977,242)	174,079
NET ASSETS AT DECEMBER 31, 2020	678,863,049	1,351,763	227,795,061	4,476,658	378,544,559	2,475,931
Changes From Operations:
• Net investment income (loss)	18,728,402	76,074	804,046	75,701	12,071,767	123,189
• Net realized gain (loss) on investments	23,548,904	28,787	9,233,750	116,354	14,215,116	61,198
• Net change in unrealized appreciation or depreciation on investments	24,634,931	34,508	11,319,057	289,836	16,417,305	127,823
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,912,237	139,369	21,356,853	481,891	42,704,188	312,210
Change From Unit Transactions:
• Net unit transactions	(65,756,776)	273,081	(516,065)	(203,949)	(36,377,778)	1,812
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(65,756,776)	273,081	(516,065)	(203,949)	(36,377,778)	1,812
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,155,461	412,450	20,840,788	277,942	6,326,410	314,022
NET ASSETS AT DECEMBER 31, 2021	$680,018,510	$1,764,213	$248,635,849	$4,754,600	$384,870,969	$2,789,953

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP SSGA Nasdaq-100 Index Fund - Service Class Subaccount	LVIP SSGA Nasdaq-100 Index Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Service Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$—	$—	$1,327,146,985	$69,701,663	$101,119,811	$2,702,294	$397,700,809
Changes From Operations:
• Net investment income (loss)	—	—	(1,992,011)	585,606	394,160	83,477	(2,790,213)
• Net realized gain (loss) on investments	—	—	86,071,117	3,740,603	798,442	33,573	25,788,172
• Net change in unrealized appreciation or depreciation on investments	—	—	130,807,383	8,582,678	810,333	204	54,338,491
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	214,886,489	12,908,887	2,002,935	117,254	77,336,450
Change From Unit Transactions:
• Net unit transactions	—	—	(14,098,646)	5,302,391	51,250,916	3,111,038	(16,697,655)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	(14,098,646)	5,302,391	51,250,916	3,111,038	(16,697,655)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	200,787,843	18,211,278	53,253,851	3,228,292	60,638,795
NET ASSETS AT DECEMBER 31, 2020	—	—	1,527,934,828	87,912,941	154,373,662	5,930,586	458,339,604
Changes From Operations:
• Net investment income (loss)	(24,673)	153	(8,019,345)	545,784	(1,042,069)	28,724	(4,695,537)
• Net realized gain (loss) on investments	330,429	14,705	141,251,309	6,884,111	863,677	19,254	46,707,115
• Net change in unrealized appreciation or depreciation on investments	323,596	41,422	259,367,417	17,014,609	(3,336,615)	(105,587)	15,503,897
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	629,352	56,280	392,599,381	24,444,504	(3,515,007)	(57,609)	57,515,475
Change From Unit Transactions:
• Net unit transactions	8,783,222	460,392	(53,220,770)	9,609,588	17,871,223	373,863	(21,974,621)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,783,222	460,392	(53,220,770)	9,609,588	17,871,223	373,863	(21,974,621)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,412,574	516,672	339,378,611	34,054,092	14,356,216	316,254	35,540,854
NET ASSETS AT DECEMBER 31, 2021	$9,412,574	$516,672	$1,867,313,439	$121,967,033	$168,729,878	$6,246,840	$493,880,458
See accompanying notes.

	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Service Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund - Service Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$10,786,861	$151,249,518	$5,627,931	$555,084,930	$61,647	$5,391,098
Changes From Operations:
• Net investment income (loss)	54,326	1,442,153	118,986	1,790,844	556	12,044
• Net realized gain (loss) on investments	706,091	(4,137,433)	(297,639)	6,935,777	466	6,427
• Net change in unrealized appreciation or depreciation on investments	1,795,575	17,642,323	876,689	67,601,769	6,489	459,512
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,555,992	14,947,043	698,036	76,328,390	7,511	477,983
Change From Unit Transactions:
• Net unit transactions	65,064	(265,359)	823,151	(10,145,199)	(9,900)	(802,506)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	65,064	(265,359)	823,151	(10,145,199)	(9,900)	(802,506)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,621,056	14,681,684	1,521,187	66,183,191	(2,389)	(324,523)
NET ASSETS AT DECEMBER 31, 2020	13,407,917	165,931,202	7,149,118	621,268,121	59,258	5,066,575
Changes From Operations:
• Net investment income (loss)	51,642	1,157,488	167,121	5,554,386	971	40,761
• Net realized gain (loss) on investments	1,480,983	59,757,192	2,865,427	117,164,134	10,542	132,450
• Net change in unrealized appreciation or depreciation on investments	245,262	(10,981,755)	(784,360)	(35,888,302)	(2,929)	144,296
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,777,887	49,932,925	2,248,188	86,830,218	8,584	317,507
Change From Unit Transactions:
• Net unit transactions	2,248,241	(12,432,226)	1,219,315	(40,102,682)	(7,362)	(580,908)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,248,241	(12,432,226)	1,219,315	(40,102,682)	(7,362)	(580,908)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,026,128	37,500,699	3,467,503	46,727,536	1,222	(263,401)
NET ASSETS AT DECEMBER 31, 2021	$17,434,045	$203,431,901	$10,616,621	$667,995,657	$60,480	$4,803,174

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$8,395,444	$4,320,349	$4,749,561	$361,991,166	$3,529,872	$278,210,550	$3,369,519
Changes From Operations:
• Net investment income (loss)	40,980	4,116	4,911	(5,555,910)	(17,942)	(4,613,491)	(48,986)
• Net realized gain (loss) on investments	109,235	98,144	148,982	45,932,548	272,434	32,429,921	527,013
• Net change in unrealized appreciation or depreciation on investments	683,002	399,622	558,432	70,660,638	1,064,926	55,250,466	701,683
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	833,217	501,882	712,325	111,037,276	1,319,418	83,066,896	1,179,710
Change From Unit Transactions:
• Net unit transactions	(490,179)	(588,679)	(375,957)	(51,662,307)	329,976	(8,724,788)	534,815
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(490,179)	(588,679)	(375,957)	(51,662,307)	329,976	(8,724,788)	534,815
TOTAL INCREASE (DECREASE) IN NET ASSETS	343,038	(86,797)	336,368	59,374,969	1,649,394	74,342,108	1,714,525
NET ASSETS AT DECEMBER 31, 2020	8,738,482	4,233,552	5,085,929	421,366,135	5,179,266	352,552,658	5,084,044
Changes From Operations:
• Net investment income (loss)	91,392	13,344	38,836	(6,680,508)	(26,996)	(5,817,231)	(59,015)
• Net realized gain (loss) on investments	414,381	151,836	166,424	72,593,592	844,362	74,036,522	987,272
• Net change in unrealized appreciation or depreciation on investments	169,471	306,470	526,973	9,553,588	336,225	(25,597,665)	(383,447)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	675,244	471,650	732,233	75,466,672	1,153,591	42,621,626	544,810
Change From Unit Transactions:
• Net unit transactions	(508,880)	(126,286)	(245,931)	(31,797,604)	940,940	(4,958,759)	(1,025,921)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(508,880)	(126,286)	(245,931)	(31,797,604)	940,940	(4,958,759)	(1,025,921)
TOTAL INCREASE (DECREASE) IN NET ASSETS	166,364	345,364	486,302	43,669,068	2,094,531	37,662,867	(481,111)
NET ASSETS AT DECEMBER 31, 2021	$8,904,846	$4,578,916	$5,572,231	$465,035,203	$7,273,797	$390,215,525	$4,602,933

See accompanying notes.

	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Bond Allocation Fund - Service Class Subaccount	LVIP Vanguard Bond Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$77,894,950	$139,647	$1,440,535,272	$1,538,311	$758,441,830	$19,494,744
Changes From Operations:
• Net investment income (loss)	240,877	9,900	5,617,874	27,507	(1,920,122)	276,921
• Net realized gain (loss) on investments	310,445	(2,086)	16,442,193	12,670	4,721,848	329,938
• Net change in unrealized appreciation or depreciation on investments	9,369,618	30,637	91,839,140	134,950	25,134,003	585,058
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,920,940	38,451	113,899,207	175,127	27,935,729	1,191,917
Change From Unit Transactions:
• Net unit transactions	41,927,419	687,008	126,430,892	484,959	64,706,418	8,632,134
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	41,927,419	687,008	126,430,892	484,959	64,706,418	8,632,134
TOTAL INCREASE (DECREASE) IN NET ASSETS	51,848,359	725,459	240,330,099	660,086	92,642,147	9,824,051
NET ASSETS AT DECEMBER 31, 2020	129,743,309	865,106	1,680,865,371	2,198,397	851,083,977	29,318,795
Changes From Operations:
• Net investment income (loss)	1,713,167	25,373	24,071,954	73,232	(2,638,884)	399,384
• Net realized gain (loss) on investments	4,929,562	29,810	45,307,783	67,030	3,936,001	182,270
• Net change in unrealized appreciation or depreciation on investments	16,757,428	114,307	162,081,893	237,986	(28,464,317)	(1,205,825)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,400,157	169,490	231,461,630	378,248	(27,167,200)	(624,171)
Change From Unit Transactions:
• Net unit transactions	31,265,046	239,825	23,279,061	821,129	124,927,813	15,216,014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	31,265,046	239,825	23,279,061	821,129	124,927,813	15,216,014
TOTAL INCREASE (DECREASE) IN NET ASSETS	54,665,203	409,315	254,740,691	1,199,377	97,760,613	14,591,843
NET ASSETS AT DECEMBER 31, 2021	$184,408,512	$1,274,421	$1,935,606,062	$3,397,774	$948,844,590	$43,910,638

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington SMID Cap Value Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$304,757,104	$5,633,407	$214,600,065	$10,896,006	$409,005,671	$1,472,386	$118,157,095
Changes From Operations:
• Net investment income (loss)	(887,150)	98,752	949,665	221,116	(5,236,906)	(10,702)	(906,917)
• Net realized gain (loss) on investments	12,561,075	393,226	479,650	88,636	90,794,560	439,424	7,675,274
• Net change in unrealized appreciation or depreciation on investments	43,688,784	1,729,322	20,618,507	1,555,106	70,911,555	711,698	(2,860,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,362,709	2,221,300	22,047,822	1,864,858	156,469,209	1,140,420	3,907,515
Change From Unit Transactions:
• Net unit transactions	(3,714,813)	4,766,124	3,799,755	2,332,267	(52,621,553)	2,877,024	4,242,576
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,714,813)	4,766,124	3,799,755	2,332,267	(52,621,553)	2,877,024	4,242,576
TOTAL INCREASE (DECREASE) IN NET ASSETS	51,647,896	6,987,424	25,847,577	4,197,125	103,847,656	4,017,444	8,150,091
NET ASSETS AT DECEMBER 31, 2020	356,405,000	12,620,831	240,447,642	15,093,131	512,853,327	5,489,830	126,307,186
Changes From Operations:
• Net investment income (loss)	(1,716,634)	129,831	3,140,203	541,672	(6,182,180)	(25,416)	(1,801,793)
• Net realized gain (loss) on investments	27,873,371	797,125	10,388,687	659,479	98,178,786	802,218	14,150,862
• Net change in unrealized appreciation or depreciation on investments	57,907,439	3,504,202	1,148,928	42,713	(16,752,979)	228,865	19,697,075
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	84,064,176	4,431,158	14,677,818	1,243,864	75,243,627	1,005,667	32,046,144
Change From Unit Transactions:
• Net unit transactions	3,475,113	5,974,297	30,262,616	8,063,408	(69,711,055)	862,310	(7,824,298)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,475,113	5,974,297	30,262,616	8,063,408	(69,711,055)	862,310	(7,824,298)
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,539,289	10,405,455	44,940,434	9,307,272	5,532,572	1,867,977	24,221,846
NET ASSETS AT DECEMBER 31, 2021	$443,944,289	$23,026,286	$285,388,076	$24,400,403	$518,385,899	$7,357,807	$150,529,032

See accompanying notes.

	LVIP Wellington SMID Cap Value Fund - Standard Class Subaccount	LVIP Western Asset Core Bond Fund - Service Class Subaccount	LVIP Western Asset Core Bond Fund - Standard Class Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Growth Series - Service Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$648,005	$253,487,365	$7,297,019	$5,298,058	$197,377,758	$6,204,503
Changes From Operations:
• Net investment income (loss)	5,535	2,628,566	182,030	(65,114)	(3,144,814)	50,983
• Net realized gain (loss) on investments	(14,532)	1,861,617	60,324	555,807	25,413,059	130,378
• Net change in unrealized appreciation or depreciation on investments	37,590	15,235,742	428,992	1,072,192	36,759,465	247,512
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,593	19,725,925	671,346	1,562,885	59,027,710	428,873
Change From Unit Transactions:
• Net unit transactions	418,004	103,872,239	2,469,248	(396,736)	3,599,960	(699,013)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	418,004	103,872,239	2,469,248	(396,736)	3,599,960	(699,013)
TOTAL INCREASE (DECREASE) IN NET ASSETS	446,597	123,598,164	3,140,594	1,166,149	62,627,670	(270,140)
NET ASSETS AT DECEMBER 31, 2020	1,094,602	377,085,529	10,437,613	6,464,207	260,005,428	5,934,363
Changes From Operations:
• Net investment income (loss)	1,939	3,197,744	305,723	(80,147)	(3,880,074)	25,402
• Net realized gain (loss) on investments	136,912	7,440,388	302,783	1,194,640	57,639,963	377,787
• Net change in unrealized appreciation or depreciation on investments	197,077	(24,584,090)	(840,640)	291,378	354,953	337,413
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	335,928	(13,945,958)	(232,134)	1,405,871	54,114,842	740,602
Change From Unit Transactions:
• Net unit transactions	420,771	100,882,392	6,055,740	(418,895)	(25,335,248)	(167,567)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	420,771	100,882,392	6,055,740	(418,895)	(25,335,248)	(167,567)
TOTAL INCREASE (DECREASE) IN NET ASSETS	756,699	86,936,434	5,823,606	986,976	28,779,594	573,035
NET ASSETS AT DECEMBER 31, 2021	$1,851,301	$464,021,963	$16,261,219	$7,451,183	$288,785,022	$6,507,398

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	MFS® VIT Total Return Series - Service Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Service Class Subaccount	MFS® VIT II International Intrinsic Value Portfolio - Initial Class Subaccount	MFS® VIT II International Intrinsic Value Portfolio - Service Class Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2020	$105,278,923	$6,530,409	$183,356,573	$2,780,408	$1,136,756	$32,814,935	$359,931
Changes From Operations:
• Net investment income (loss)	698,188	66,583	1,114,806	(33,158)	6,626	(107,052)	4,298
• Net realized gain (loss) on investments	3,033,083	177,862	8,638,973	141,217	92,194	1,718,058	4,724
• Net change in unrealized appreciation or depreciation on investments	5,045,540	(32,254)	(3,267,377)	348,454	133,063	3,907,470	(10,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,776,811	212,191	6,486,402	456,513	231,883	5,518,476	(1,259)
Change From Unit Transactions:
• Net unit transactions	3,478,815	(642,107)	(15,093,298)	84,855	112,738	(2,476,058)	64,260
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,478,815	(642,107)	(15,093,298)	84,855	112,738	(2,476,058)	64,260
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,255,626	(429,916)	(8,606,896)	541,368	344,621	3,042,418	63,001
NET ASSETS AT DECEMBER 31, 2020	117,534,549	6,100,493	174,749,677	3,321,776	1,481,377	35,857,353	422,932
Changes From Operations:
• Net investment income (loss)	294,126	21,581	(39,670)	(49,688)	(1,020)	(375,811)	11,231
• Net realized gain (loss) on investments	8,153,901	330,488	11,837,851	723,272	93,956	2,391,303	20,794
• Net change in unrealized appreciation or depreciation on investments	6,231,647	352,158	8,250,472	22,782	73,192	1,556,172	37,140
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,679,674	704,227	20,048,653	696,366	166,128	3,571,664	69,165
Change From Unit Transactions:
• Net unit transactions	6,183,088	(530,676)	(15,024,377)	(1,764,536)	315,498	5,310,559	217,660
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,183,088	(530,676)	(15,024,377)	(1,764,536)	315,498	5,310,559	217,660
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,862,762	173,551	5,024,276	(1,068,170)	481,626	8,882,223	286,825
NET ASSETS AT DECEMBER 31, 2021	$138,397,311	$6,274,044	$179,773,953	$2,253,606	$1,963,003	$44,739,576	$709,757

See accompanying notes.

	Morgan Stanley VIF Global Infrastructure Portfolio - Class II Subaccount	Morgan Stanley VIF Growth Portfolio - Class II Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT All Asset All Authority Portfolio - Advisor Class Subaccount	PIMCO VIT All Asset All Authority Portfolio - Institutional Class Subaccount	PIMCO VIT All Asset Portfolio - Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$8,783,143	$2,843,239	$19,929,374	$3,938,719	$109,499	$—
Changes From Operations:
• Net investment income (loss)	18,399	(35,789)	(79,523)	32,448	1,238	65,155
• Net realized gain (loss) on investments	73,248	1,225,467	(571,472)	(559,516)	(15,670)	20,222
• Net change in unrealized appreciation or depreciation on investments	(312,850)	1,545,043	(226,069)	97,418	2,941	490,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(221,203)	2,734,721	(877,064)	(429,650)	(11,491)	575,442
Change From Unit Transactions:
• Net unit transactions	446,186	(1,160,871)	(1,091,228)	(3,509,069)	(98,008)	3,590,454
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	446,186	(1,160,871)	(1,091,228)	(3,509,069)	(98,008)	3,590,454
TOTAL INCREASE (DECREASE) IN NET ASSETS	224,983	1,573,850	(1,968,292)	(3,938,719)	(109,499)	4,165,896
NET ASSETS AT DECEMBER 31, 2020	9,008,126	4,417,089	17,961,082	—	—	4,165,896
Changes From Operations:
• Net investment income (loss)	119,002	(38,802)	(219,254)	—	—	499,555
• Net realized gain (loss) on investments	372,025	1,822,984	991,371	—	—	89,641
• Net change in unrealized appreciation or depreciation on investments	584,837	(1,734,113)	4,386,286	—	—	71,446
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,075,864	50,069	5,158,403	—	—	660,642
Change From Unit Transactions:
• Net unit transactions	260,663	(966,675)	(3,515,536)	—	—	2,191,957
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	260,663	(966,675)	(3,515,536)	—	—	2,191,957
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,336,527	(916,606)	1,642,867	—	—	2,852,599
NET ASSETS AT DECEMBER 31, 2021	$10,344,653	$3,500,483	$19,603,949	$—	$—	$7,018,495

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	PIMCO VIT All Asset Portfolio - Institutional Class Subaccount	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Institutional Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2020	$—	$9,916,637	$24,259	$4,861,077	$99,823	$3,641,296	$75,649
Changes From Operations:
• Net investment income (loss)	3,111	429,413	623	63,234	2,331	95,996	2,064
• Net realized gain (loss) on investments	4,727	(1,179,873)	(6,060)	(19,122)	(281)	(91,206)	(805)
• Net change in unrealized appreciation or depreciation on investments	7,747	888,333	3,404	84,606	2,056	30,753	2
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,585	137,873	(2,033)	128,718	4,106	35,543	1,261
Change From Unit Transactions:
• Net unit transactions	195,988	251,747	6,255	(794,167)	1,241	(763,532)	(32,619)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	195,988	251,747	6,255	(794,167)	1,241	(763,532)	(32,619)
TOTAL INCREASE (DECREASE) IN NET ASSETS	211,573	389,620	4,222	(665,449)	5,347	(727,989)	(31,358)
NET ASSETS AT DECEMBER 31, 2020	211,573	10,306,257	28,481	4,195,628	105,170	2,913,307	44,291
Changes From Operations:
• Net investment income (loss)	34,698	352,851	1,563	33,383	1,981	76,523	1,534
• Net realized gain (loss) on investments	588	(101,394)	6,355	92,656	2,987	20,823	990
• Net change in unrealized appreciation or depreciation on investments	7,174	3,035,153	3,022	(131,456)	(4,090)	(194,981)	(3,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,460	3,286,610	10,940	(5,417)	878	(97,635)	(612)
Change From Unit Transactions:
• Net unit transactions	141,609	574,143	(4,287)	347,898	4,127	(631,913)	(10,091)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	141,609	574,143	(4,287)	347,898	4,127	(631,913)	(10,091)
TOTAL INCREASE (DECREASE) IN NET ASSETS	184,069	3,860,753	6,653	342,481	5,005	(729,548)	(10,703)
NET ASSETS AT DECEMBER 31, 2021	$395,642	$14,167,010	$35,134	$4,538,109	$110,175	$2,183,759	$33,588

See accompanying notes.

	Putnam VT George Putnam Balanced Fund - Class IA Subaccount	Putnam VT George Putnam Balanced Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IA Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Putnam VT Income Fund - Class IA Subaccount	Putnam VT Income Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2020	$481,594	$63,064,701	$368,267	$18,342,329	$261,910	$8,872,619
Changes From Operations:
• Net investment income (loss)	4,253	(434,615)	(81)	(137,196)	33,976	334,536
• Net realized gain (loss) on investments	36,304	4,175,008	44,487	1,724,459	4,277	151,003
• Net change in unrealized appreciation or depreciation on investments	55,009	6,925,312	66,313	760,205	4,136	(90,062)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	95,566	10,665,705	110,719	2,347,468	42,389	395,477
Change From Unit Transactions:
• Net unit transactions	24,081	15,174,206	401,870	(1,563,813)	1,197,265	478,046
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	24,081	15,174,206	401,870	(1,563,813)	1,197,265	478,046
TOTAL INCREASE (DECREASE) IN NET ASSETS	119,647	25,839,911	512,589	783,655	1,239,654	873,523
NET ASSETS AT DECEMBER 31, 2020	601,241	88,904,612	880,856	19,125,984	1,501,564	9,746,142
Changes From Operations:
• Net investment income (loss)	3,358	(750,414)	6,383	(21,266)	15,836	17,059
• Net realized gain (loss) on investments	81,742	7,390,837	140,194	2,241,472	54,856	366,805
• Net change in unrealized appreciation or depreciation on investments	15,822	4,233,153	26,705	1,269,908	(137,300)	(1,008,737)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,922	10,873,576	173,282	3,490,114	(66,608)	(624,873)
Change From Unit Transactions:
• Net unit transactions	28,121	1,722,427	(82,063)	244,410	(39,834)	2,100,886
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	28,121	1,722,427	(82,063)	244,410	(39,834)	2,100,886
TOTAL INCREASE (DECREASE) IN NET ASSETS	129,043	12,596,003	91,219	3,734,524	(106,442)	1,476,013
NET ASSETS AT DECEMBER 31, 2021	$730,284	$101,500,615	$972,075	$22,860,508	$1,395,122	$11,222,155

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Putnam VT Large Cap Value Fund - Class IA Subaccount	Putnam VT Large Cap Value Fund - Class IB Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IA Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IB Subaccount	Rational Trend Aggregation VA Fund Subaccount	SEI VP Market Growth Strategy Fund - Class II Subaccount	SEI VP Market Growth Strategy Fund - Class III Subaccount
NET ASSETS AT JANUARY 1, 2020	$195,041	$5,004,026	$57,749	$2,611,357	$1,068,363	$2,178,824	$2,748,918
Changes From Operations:
• Net investment income (loss)	7,548	(69,599)	(173)	(26,263)	(6,359)	(4,706)	(9,931)
• Net realized gain (loss) on investments	49,255	573,000	(519)	(43,874)	(9,928)	25,923	128,101
• Net change in unrealized appreciation or depreciation on investments	202,827	2,058,879	(3,468)	(142,137)	18,066	(40,941)	(202,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	259,630	2,562,280	(4,160)	(212,274)	1,779	(19,724)	(83,915)
Change From Unit Transactions:
• Net unit transactions	1,444,799	16,442,136	(6,347)	134,355	(62,801)	(2,159,100)	(2,665,003)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,444,799	16,442,136	(6,347)	134,355	(62,801)	(2,159,100)	(2,665,003)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,704,429	19,004,416	(10,507)	(77,919)	(61,022)	(2,178,824)	(2,748,918)
NET ASSETS AT DECEMBER 31, 2020	1,899,470	24,008,442	47,242	2,533,438	1,007,341	—	—
Changes From Operations:
• Net investment income (loss)	23,726	(325,136)	(286)	(24,839)	(2,375)	—	—
• Net realized gain (loss) on investments	241,940	2,755,649	(41)	(41,969)	113,973	—	—
• Net change in unrealized appreciation or depreciation on investments	504,380	7,090,279	1,746	62,476	10,034	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	770,046	9,520,792	1,419	(4,332)	121,632	—	—
Change From Unit Transactions:
• Net unit transactions	2,446,682	48,373,248	62,102	(80,419)	(1,128,973)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,446,682	48,373,248	62,102	(80,419)	(1,128,973)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,216,728	57,894,040	63,521	(84,751)	(1,007,341)	—	—
NET ASSETS AT DECEMBER 31, 2021	$5,116,198	$81,902,482	$110,763	$2,448,687	$—	$—	$—

See accompanying notes.

	SEI VP Market Plus Strategy Fund - Class III Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount	Templeton Foreign VIP Fund - Class 4 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Global Bond VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2020	$1,070,083	$76,212	$3,723,168	$4,870,746	$279,416,362	$30,945,969
Changes From Operations:
• Net investment income (loss)	(6,464)	2,949	68,224	237,890	16,664,455	1,932,400
• Net realized gain (loss) on investments	76,537	(910)	(153,825)	(215,069)	(6,580,603)	(1,054,163)
• Net change in unrealized appreciation or depreciation on investments	(94,981)	1,993	13,137	(266,845)	(28,477,485)	(2,832,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,908)	4,032	(72,464)	(244,024)	(18,393,633)	(1,954,541)
Change From Unit Transactions:
• Net unit transactions	(1,045,175)	26,444	82,414	(1,356,564)	(8,735,811)	(3,630,703)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,045,175)	26,444	82,414	(1,356,564)	(8,735,811)	(3,630,703)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,070,083)	30,476	9,950	(1,600,588)	(27,129,444)	(5,585,244)
NET ASSETS AT DECEMBER 31, 2020	—	106,688	3,733,118	3,270,158	252,286,918	25,360,725
Changes From Operations:
• Net investment income (loss)	—	2,476	26,295	(12,377)	(3,960,825)	(279,658)
• Net realized gain (loss) on investments	—	2,825	41,096	(82,972)	(6,826,135)	(957,992)
• Net change in unrealized appreciation or depreciation on investments	—	(862)	51,984	(67,170)	(5,917,809)	(332,142)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	4,439	119,375	(162,519)	(16,704,769)	(1,569,792)
Change From Unit Transactions:
• Net unit transactions	—	47,721	375,482	(38,951)	2,773,855	(1,012,558)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	47,721	375,482	(38,951)	2,773,855	(1,012,558)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	52,160	494,857	(201,470)	(13,930,914)	(2,582,350)
NET ASSETS AT DECEMBER 31, 2021	$—	$158,848	$4,227,975	$3,068,688	$238,356,004	$22,778,375

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2020 and 2021

	Templeton Growth VIP Fund - Class 2 Subaccount	TOPS® Balanced ETF Portfolio - Service Class Shares Subaccount	TOPS® Moderate Growth ETF Portfolio - Service Class Shares Subaccount	VanEck VIP Global Resources Fund - Class S Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$22,080,782	$—	$11,618,536	$3,189,559
Changes From Operations:
• Net investment income (loss)	243,123	—	(23,930)	(12,083)
• Net realized gain (loss) on investments	(1,165,452)	—	21,885	(347,488)
• Net change in unrealized appreciation or depreciation on investments	1,560,397	—	899,465	1,033,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	638,068	—	897,420	673,932
Change From Unit Transactions:
• Net unit transactions	(1,758,742)	—	(686,166)	1,558,190
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,758,742)	—	(686,166)	1,558,190
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,120,674)	—	211,254	2,232,122
NET ASSETS AT DECEMBER 31, 2020	20,960,108	—	11,829,790	5,421,681
Changes From Operations:
• Net investment income (loss)	(125,900)	1,798	(106,689)	(76,412)
• Net realized gain (loss) on investments	(111,094)	(4)	170,405	1,320,424
• Net change in unrealized appreciation or depreciation on investments	908,577	3,498	1,191,899	257,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	671,583	5,292	1,255,615	1,501,515
Change From Unit Transactions:
• Net unit transactions	(2,397,233)	377,565	(719,175)	(1,368,677)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,397,233)	377,565	(719,175)	(1,368,677)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,725,650)	382,857	536,440	132,838
NET ASSETS AT DECEMBER 31, 2021	$19,234,458	$382,857	$12,366,230	$5,554,519

See accompanying notes.

	VanEck VIP Global Resources Fund - Initial Class Shares Subaccount	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares Subaccount	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares Subaccount
NET ASSETS AT JANUARY 1, 2020	$335,098	$15,896,953	$827,527
Changes From Operations:
• Net investment income (loss)	979	339,052	9,910
• Net realized gain (loss) on investments	(20,218)	(55,639)	(19,786)
• Net change in unrealized appreciation or depreciation on investments	211,125	461,653	12,389
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,886	745,066	2,513
Change From Unit Transactions:
• Net unit transactions	430,170	(412,573)	(465,619)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	430,170	(412,573)	(465,619)
TOTAL INCREASE (DECREASE) IN NET ASSETS	622,056	332,493	(463,106)
NET ASSETS AT DECEMBER 31, 2020	957,154	16,229,446	364,421
Changes From Operations:
• Net investment income (loss)	1,740	326,437	35,964
• Net realized gain (loss) on investments	368,351	99,830	10,050
• Net change in unrealized appreciation or depreciation on investments	(61,677)	(439,670)	(32,796)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	308,414	(13,403)	13,218
Change From Unit Transactions:
• Net unit transactions	(699,232)	465,336	918,109
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(699,232)	465,336	918,109
TOTAL INCREASE (DECREASE) IN NET ASSETS	(390,818)	451,933	931,327
NET ASSETS AT DECEMBER 31, 2021	$566,336	$16,681,379	$1,295,748

Lincoln Life Variable Annuity Account N

Notes to financial statements

December 31, 2021

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifty products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Advisory
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln ChoicePlus Assurance A Class
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Bonus
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2	• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Fusion
• Lincoln ChoicePlus Rollover
• Lincoln ChoicePlus Select B-Share
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln Core Income
• Lincoln InvestmentSolutions
• Lincoln InvestmentSolutions RIA
• Lincoln Investor Advantage Advisory
• Lincoln Investor Advantage Advisory Choice
• Lincoln Investor Advantage B-Share
• Lincoln Investor Advantage C-Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA
• Lincoln Investor Advantage RIA Class
• Lincoln Investor Advantage Pro Advisory
• Lincoln Investor Advantage Pro Advisory Choice
• Lincoln Investor Advantage Pro B-Share
• Lincoln Investor Advantage Pro C-Share
• Lincoln Level Advantage Access B Share
• Lincoln Level Advantage Advisory	• Lincoln Level Advantage Advisory Class
• Lincoln Level Advantage B Class
• Lincoln Level Advantage B Share
• Lincoln Level Advantage Design Advisory
• Lincoln Level Advantage Design B Share
• Lincoln Level Advantage Select B Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred forty-five available mutual funds(the Funds) of thirty-two open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. International Growth Fund - Series I Shares

Invesco Oppenheimer V.I. International Growth Fund - Series II Shares

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. American Franchise Fund - Series II Shares

Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares

Invesco V.I. Comstock Fund - Series I Shares

Invesco V.I. Comstock Fund - Series II Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series II Shares

Invesco V.I. Diversified Dividend Fund - Series I Shares

Invesco V.I. Diversified Dividend Fund - Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares

Invesco V.I. Equity and Income Fund - Series I Shares

Invesco V.I. Equity and Income Fund - Series II Shares

Invesco V.I. Global Fund - Series II Shares

Invesco V.I. International Growth Fund - Series I Shares

Invesco V.I. International Growth Fund - Series II Shares

Invesco V.I. Main Street Small Cap Fund® - Series I Shares

Invesco V.I. Main Street Small Cap Fund® - Series II Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A**

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS Growth and Income Portfolio - Class A**

AB VPS Growth and Income Portfolio - Class B**

AB VPS International Value Portfolio - Class A**

AB VPS International Value Portfolio - Class B**

AB VPS Large Cap Growth Portfolio - Class B

AB VPS Small/Mid Cap Value Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class B

ALPS Variable Investment Trust:

ALPS/Alerian Energy Infrastructure Portfolio - Class I

ALPS/Alerian Energy Infrastructure Portfolio - Class III

ALPS/Red Rocks Global Opportunity Portfolio - Class I

ALPS/Red Rocks Global Opportunity Portfolio - Class III

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Balanced Fund - Class II

American Century VP Inflation Protection Fund - Class I**

American Century VP Inflation Protection Fund - Class II

American Century VP Large Company Value Fund - Class I

American Century VP Large Company Value Fund - Class II

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Asset Allocation Fund - Class 1A

American Funds Asset Allocation Fund - Class 4

American Funds Capital Income Builder® - Class 1

American Funds Capital Income Builder® - Class 1A

American Funds Capital Income Builder® - Class 4

American Funds Capital World Bond Fund - Class 1

American Funds Capital World Bond Fund - Class 1A

American Funds Capital World Growth and Income Fund - Class 1

American Funds Capital World Growth and Income Fund - Class 1A

American Funds Global Balanced Fund - Class 1

American Funds Global Balanced Fund - Class 1A

American Funds Global Growth Fund - Class 1

American Funds Global Growth Fund - Class 1A

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 1

American Funds Global Small Capitalization Fund - Class 1A

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 1

American Funds Growth Fund - Class 1A

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 1

American Funds Growth-Income Fund - Class 1A

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Trust - Class 1

American Funds High-Income Trust - Class 1A

American Funds International Fund - Class 1

American Funds International Fund - Class 1A

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds International Growth and Income Fund - Class 1

American Funds International Growth and Income Fund - Class 1A

American Funds Managed Risk Asset Allocation Fund - Class P1

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Growth Fund - Class P1

American Funds Managed Risk Growth-Income Fund - Class P1

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Managed Risk International Fund - Class P1

American Funds Managed Risk Washington Mutual Investors Fund - Class P1

American Funds Mortgage Fund - Class 1

American Funds Mortgage Fund - Class 1A

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 1

American Funds New World Fund® - Class 1A

American Funds New World Fund® - Class 4

American Funds The Bond Fund of America - Class 1

American Funds The Bond Fund of America - Class 1A

American Funds U.S. Government Securities Fund - Class 1

American Funds U.S. Government Securities Fund - Class 1A

American Funds U.S. Government Securities Fund - Class 4**

American Funds Washington Mutual Investors Fund - Class 1

American Funds Washington Mutual Investors Fund - Class 1A

American Funds Washington Mutual Investors Fund - Class 4

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class III

Columbia Funds Variable Insurance Trust:

Columbia VP Strategic Income Fund - Class 1

Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Insurance Trust II:

Columbia VP Commodity Strategy Fund - Class 1

Columbia VP Commodity Strategy Fund - Class 2

Columbia VP Emerging Markets Bond Fund - Class 1

Columbia VP Emerging Markets Bond Fund - Class 2

Delaware VIP® Trust:

Delaware Ivy VIP Asset Strategy Portfolio - Class I

Delaware Ivy VIP Asset Strategy Portfolio - Class II

Delaware Ivy VIP Energy Portfolio - Class I

Delaware Ivy VIP Energy Portfolio - Class II

Delaware Ivy VIP High Income Portfolio - Class I

Delaware Ivy VIP High Income Portfolio - Class II

Delaware Ivy VIP Mid Cap Growth Portfolio - Class I

Delaware Ivy VIP Mid Cap Growth Portfolio - Class II

Delaware Ivy VIP Science and Technology Portfolio - Class I

Delaware Ivy VIP Science and Technology Portfolio - Class II

Delaware Ivy VIP Small Cap Growth Portfolio - Class I

Delaware Ivy VIP Small Cap Growth Portfolio - Class II

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® International Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Equity 500 Index VIP Portfolio - Class B**

DWS Small Cap Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class B**

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - ADV Class

Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Balanced Portfolio - Initial Class

Fidelity® VIP Balanced Portfolio - Service Class 2

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class**

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP FundsManager® 50% Portfolio - Investor Class

Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Service Class**

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class**

Fidelity® VIP Overseas Portfolio - Service Class**

Fidelity® VIP Overseas Portfolio - Service Class 2**

Fidelity® VIP Strategic Income Portfolio - Initial Class

Fidelity® VIP Strategic Income Portfolio - Service Class 2

First Trust Variable Insurance Trust:

First Trust Capital Strength Portfolio - Class I

First Trust Capital Strength Portfolio - Class II

First Trust Dorsey Wright Tactical Core Portfolio - Class I

First Trust Dorsey Wright Tactical Core Portfolio - Class II

First Trust International Developed Capital Strength Portfolio - Class I

First Trust International Developed Capital Strength Portfolio - Class II

First Trust Multi Income Allocation Portfolio - Class I

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

First Trust Multi Income Allocation Portfolio - Class II

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II

Franklin Templeton Variable Insurance Products Trust:

Franklin Allocation VIP Fund - Class 1**

Franklin Allocation VIP Fund - Class 4

Franklin Income VIP Fund - Class 1

Franklin Income VIP Fund - Class 2

Franklin Income VIP Fund - Class 4

Franklin Multi-Asset Variable Conservative Growth - Class I

Franklin Multi-Asset Variable Conservative Growth - Class II

Franklin Mutual Shares VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 4

Franklin Rising Dividends VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 4

Franklin Small Cap Value VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 4

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 2**

Franklin Small-Mid Cap Growth VIP Fund - Class 4

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 4

Templeton Global Bond VIP Fund - Class 1

Templeton Global Bond VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 4

Templeton Growth VIP Fund - Class 1**

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Government Money Market Fund - Institutional Shares

Goldman Sachs VIT Government Money Market Fund - Service Shares

Goldman Sachs VIT Large Cap Value Fund - Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund - Class IA

Hartford Capital Appreciation HLS Fund - Class IC

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1

JPMorgan Insurance Trust Core Bond Portfolio - Class 2

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1**

JPMorgan Insurance Trust Global Allocation Portfolio - Class 2

JPMorgan Insurance Trust Income Builder Portfolio - Class 1

JPMorgan Insurance Trust Income Builder Portfolio - Class 2

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I

ClearBridge Variable Aggressive Growth Portfolio - Class II

ClearBridge Variable Large Cap Growth Portfolio - Class I

ClearBridge Variable Large Cap Growth Portfolio - Class II

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class II

Lincoln Variable Insurance Products Trust*:

Lincoln iShares® Fixed Income Allocation Fund - Standard Class

Lincoln iShares® Global Growth Allocation Fund - Standard Class

Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class

Lincoln Nasdaq-100 Buffer Fund Dec - Service Class

Lincoln Nasdaq-100 Buffer Fund Jun - Service Class

Lincoln Nasdaq-100 Buffer Fund Sep - Service Class

Lincoln S&P 500 Buffer Fund Aug - Service Class

Lincoln S&P 500 Buffer Fund May - Service Class

Lincoln S&P 500 Buffer Fund Nov - Service Class

Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class**

Lincoln S&P 500 Ultra Buffer Fund May - Service Class

Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class

LVIP American Balanced Allocation Fund - Service Class

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class**

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class

LVIP American Global Growth Fund - Service Class II

LVIP American Global Small Capitalization Fund - Service Class II

LVIP American Growth Allocation Fund - Service Class

LVIP American Growth Allocation Fund - Standard Class

LVIP American Growth Fund - Service Class II

LVIP American Growth-Income Fund - Service Class II

LVIP American Income Allocation Fund - Standard Class

LVIP American International Fund - Service Class II

LVIP American Preservation Fund - Service Class

LVIP American Preservation Fund - Standard Class

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Advantage Allocation Fund - Service Class

LVIP BlackRock Advantage Allocation Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP BlackRock Global Real Estate Fund - Service Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Diversified Income Fund - Service Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Service Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income Fund - Service Class

LVIP Delaware Limited-Term Diversified Income Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware REIT Fund - Service Class

LVIP Delaware REIT Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Service Class

LVIP Delaware SMID Cap Core Fund - Standard Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Service Class

LVIP Delaware U.S. Growth Fund - Standard Class

LVIP Delaware Value Fund - Service Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Service Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Service Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan High Yield Fund - Service Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Loomis Sayles Global Growth Fund - Service Class

LVIP Loomis Sayles Global Growth Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class

LVIP MFS International Equity Managed Volatility Fund - Standard Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Service Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Service Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Service Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Service Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Service Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Emerging Markets Equity Index Fund - Service Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Standard Class**

LVIP SSGA Mid-Cap Index Fund - Service Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Service Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Service Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA Nasdaq-100 Index Fund - Service Class

LVIP SSGA Nasdaq-100 Index Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Service Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Service Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Service Class

LVIP T. Rowe Price 2010 Fund - Standard Class**

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class**

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Bond Allocation Fund - Service Class

LVIP Vanguard Bond Allocation Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington SMID Cap Value Fund - Service Class

LVIP Wellington SMID Cap Value Fund - Standard Class

LVIP Western Asset Core Bond Fund - Service Class

LVIP Western Asset Core Bond Fund - Standard Class

Lord Abbett Series Fund, Inc.:

Lord Abbett Series Fund Bond Debenture Portfolio - Class VC

Lord Abbett Series Fund Developing Growth Portfolio - Class VC

Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC

Lord Abbett Series Fund Short Duration Income Portfolio - Class VC

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Growth Series - Service Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Total Return Series - Service Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Service Class

MFS® VIT II International Intrinsic Value Portfolio - Initial Class

MFS® VIT II International Intrinsic Value Portfolio - Service Class

Morgan Stanley Variable Insurance Fund, Inc. (VIF):

Morgan Stanley VIF Global Infrastructure Portfolio - Class I

Morgan Stanley VIF Global Infrastructure Portfolio - Class II

Morgan Stanley VIF Growth Portfolio - Class II

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class**

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Service Class Shares

TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:

PIMCO VIT All Asset Portfolio - Advisor Class

PIMCO VIT All Asset Portfolio - Institutional Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class

PIMCO VIT Dynamic Bond Portfolio - Advisor Class

PIMCO VIT Dynamic Bond Portfolio - Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class

Putnam Variable Trust:

Putnam VT George Putnam Balanced Fund - Class IA

Putnam VT George Putnam Balanced Fund - Class IB

Putnam VT Global Health Care Fund - Class IA

Putnam VT Global Health Care Fund - Class IB

Putnam VT Income Fund - Class IA

Putnam VT Income Fund - Class IB

Putnam VT Large Cap Value Fund - Class IA

Putnam VT Large Cap Value Fund - Class IB

Putnam VT Multi-Asset Absolute Return Fund - Class IA

Putnam VT Multi-Asset Absolute Return Fund - Class IB

Rydex Variable Trust:

Guggenheim VT Long Short Equity

Guggenheim VT Multi-Hedge Strategies

VanEck VIP Trust:

VanEck VIP Global Resources Fund - Class S Shares

VanEck VIP Global Resources Fund - Initial Class Shares

Virtus Variable Insurance Trust:

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares

*  - Denotes an affiliate of the Company

**  - Available fund with no money invested at December 31, 2021

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2021. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2020, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2020, the 2020 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2020:

First Trust Capital Strength Portfolio - Class I	First Trust International Developed Capital Strength Portfolio - Class I
First Trust Capital Strength Portfolio - Class II	First Trust International Developed Capital Strength Portfolio - Class II

Also during 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
ALPS/Red Rocks Listed Private Equity Portfolio - Class I	ALPS/Red Rocks Global Opportunity Portfolio - Class I
ALPS/Red Rocks Listed Private Equity Portfolio - Class III	ALPS/Red Rocks Global Opportunity Portfolio - Class III
American Funds Global Bond Fund - Class 1	American Funds Capital World Bond Fund - Class 1
American Funds Global Bond Fund - Class 1A	American Funds Capital World Bond Fund - Class 1A
LVIP Delaware Special Opportunities Fund - Service Class	LVIP Delaware Mid Cap Value Fund - Service Class
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

Also during 2020, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
Delaware VIP® International Value Equity Series - Standard Class	Delaware VIP® International Series - Standard Class
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	PIMCO VIT All Asset Portfolio - Advisor Class
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	PIMCO VIT All Asset Portfolio - Institutional Class

Also during 2020, the following funds ceased to be available as investment options to Variable Account contract owners:

Delaware VIP® International Value Equity Series - Standard Class	SEI VP Market Growth Strategy Fund - Class III
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	SEI VP Market Plus Strategy Fund - Class II
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	SEI VP Market Plus Strategy Fund - Class III
SEI VP Market Growth Strategy Fund - Class II

During 2021, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2021, the 2021 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2021:

Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	Lincoln S&P 500 Ultra Buffer Fund May - Service Class
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class
Lincoln S&P 500 Buffer Fund Aug - Service Class	LVIP SSGA Nasdaq-100 Index Fund - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	LVIP SSGA Nasdaq-100 Index Fund - Standard Class
Lincoln S&P 500 Buffer Fund Nov - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2021, the following funds changed their names:

Previous Fund Name	New Fund Name
American Funds Global Growth and Income Fund - Class 1	American Funds Capital World Growth and Income Fund - Class 1
American Funds Global Growth and Income Fund - Class 1A	American Funds Capital World Growth and Income Fund - Class 1A
American Funds High-Income Bond Fund - Class 1	American Funds High-Income Trust - Class 1
American Funds High-Income Bond Fund - Class 1A	American Funds High-Income Trust - Class 1A
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	American Funds Managed Risk Washington Mutual Investors Fund - Class P1
American Funds Bond Fund - Class 1	American Funds The Bond Fund of America - Class 1
American Funds Bond Fund - Class 1A	American Funds The Bond Fund of America - Class 1A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	American Funds U.S. Government Securities Fund - Class 1
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	American Funds U.S. Government Securities Fund - Class 1A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	American Funds U.S. Government Securities Fund - Class 4
American Funds Blue Chip Income and Growth Fund - Class 1	American Funds Washington Mutual Investors Fund - Class 1
American Funds Blue Chip Income and Growth Fund - Class 1A	American Funds Washington Mutual Investors Fund - Class 1A
American Funds Blue Chip Income and Growth Fund - Class 4	American Funds Washington Mutual Investors Fund - Class 4
Invesco Oppenheimer V.I. Global Fund - Series II Shares	Invesco V.I. Global Fund - Series II Shares
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	Invesco V.I. Main Street Small Cap Fund® - Series I Shares
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	Invesco V.I. Main Street Small Cap Fund® - Series II Shares
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	LVIP Vanguard Bond Allocation Fund - Service Class
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Wellington Mid-Cap Value Fund - Service Class	LVIP Wellington SMID Cap Value Fund - Service Class
LVIP Wellington Mid-Cap Value Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class
Putnam VT Equity Income Fund - Class IA	Putnam VT Large Cap Value Fund - Class IA
Putnam VT Equity Income Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB
VanEck VIP Global Hard Assets Fund - Class S Shares	VanEck VIP Global Resources Fund - Class S Shares
VanEck VIP Global Hard Assets Fund - Initial Class Shares	VanEck VIP Global Resources Fund - Initial Class Shares

Also during 2021, the Delaware VIP® Trust assumed the assets and liabilities of the Ivy Variable Insurance Portfolios. The following funds were affected:

Predecessor Fund	Fund
Ivy VIP Asset Strategy Portfolio - Class I	Delaware Ivy VIP Asset Strategy Portfolio - Class I
Ivy VIP Asset Strategy Portfolio - Class II	Delaware Ivy VIP Asset Strategy Portfolio - Class II
Ivy VIP Energy Portfolio - Class I	Delaware Ivy VIP Energy Portfolio - Class I
Ivy VIP Energy Portfolio - Class II	Delaware Ivy VIP Energy Portfolio - Class II
Ivy VIP High Income Portfolio - Class I	Delaware Ivy VIP High Income Portfolio - Class I
Ivy VIP High Income Portfolio - Class II	Delaware Ivy VIP High Income Portfolio - Class II
Ivy VIP Mid Cap Growth Portfolio - Class I	Delaware Ivy VIP Mid Cap Growth Portfolio - Class I
Ivy VIP Mid Cap Growth Portfolio - Class II	Delaware Ivy VIP Mid Cap Growth Portfolio - Class II
Ivy VIP Science and Technology Portfolio - Class I	Delaware Ivy VIP Science and Technology Portfolio - Class I
Ivy VIP Science and Technology Portfolio - Class II	Delaware Ivy VIP Science and Technology Portfolio - Class II
Ivy VIP Small Cap Growth Portfolio - Class I	Delaware Ivy VIP Small Cap Growth Portfolio - Class I
Ivy VIP Small Cap Growth Portfolio - Class II	Delaware Ivy VIP Small Cap Growth Portfolio - Class II

Also during 2021, the Franklin Templeton Variable Insurance Products Trust assumed the assets and liabilities of the Legg Mason Partners Variable Equity Trust. The following funds were affected:

Predecessor Fund	Fund
QS Variable Conservative Growth - Class I	Franklin Multi-Asset Variable Conservative Growth - Class I
QS Variable Conservative Growth - Class II	Franklin Multi-Asset Variable Conservative Growth - Class II

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2021, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the Delaware VIP® Trust. The following funds were affected:

Predecessor Fund	Fund
Delaware VIP® Diversified Income Series - Service Class	LVIP Delaware Diversified Income Fund - Service Class
Delaware VIP® Diversified Income Series - Standard Class	LVIP Delaware Diversified Income Fund - Standard Class
Delaware VIP® High Yield Series - Service Class	LVIP Delaware High Yield Fund - Service Class
Delaware VIP® High Yield Series - Standard Class	LVIP Delaware High Yield Fund - Standard Class
Delaware VIP® Limited-Term Diversified Income Series - Service Class	LVIP Delaware Limited-Term Diversified Income Fund - Service Class
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
Delaware VIP® REIT Series - Service Class	LVIP Delaware REIT Fund - Service Class
Delaware VIP® REIT Series - Standard Class	LVIP Delaware REIT Fund - Standard Class
Delaware VIP® Smid Cap Core Series - Service Class	LVIP Delaware SMID Cap Core Fund - Service Class
Delaware VIP® Smid Cap Core Series - Standard Class	LVIP Delaware SMID Cap Core Fund - Standard Class
Delaware VIP® U.S. Growth Series - Service Class	LVIP Delaware U.S. Growth Fund - Service Class
Delaware VIP® U.S. Growth Series - Standard Class	LVIP Delaware U.S. Growth Fund - Standard Class
Delaware VIP® Value Series - Service Class	LVIP Delaware Value Fund - Service Class
Delaware VIP® Value Series - Standard Class	LVIP Delaware Value Fund - Standard Class

Also during 2021, the following funds ceased to be available as investment options to Variable Account contract owners:

Rational Trend Aggregation VA Fund

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the fifty contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Advisory at a daily rate of .0005479% to .0056164% (.20% to 2.05% on an annual basis).

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis).

  For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0057534% (.20% to 2.10% on an annual basis).

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis).

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis).

•  Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0078082% (1.00% to 2.85% on an annual basis).

•  Lincoln ChoicePlus Select B-Share at a daily rate of .0026027% to .0078082% (.95% to 2.85% on an annual basis).

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis).

•  Lincoln ChoicePlus II at a daily rate of .0035616% to .0082192% (1.30% to 3.00% on an annual basis).

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis).

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0090411% (1.40% to 3.30% on an annual basis).

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln Core Income at a daily rate of .0015068% to .0031506% (.55% to 1.15% on an annual basis).

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis).

•  Lincoln InvestmentSolutions RIA at a daily rate of .0010959% to .0061644% (.40% to 2.25% on an annual basis).

•  Lincoln Investor Advantage Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis).

•  Lincoln Investor Advantage Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis).

•  Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis).

•  Lincoln Investor Advantage RIA Class at a daily rate of .0009589% to .0020548% (.35% to .75% on an annual basis).

•  Lincoln Investor Advantage Pro Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis).

•  Lincoln Investor Advantage Pro Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis).

•  Lincoln Investor Advantage Pro B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage Pro C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis).

•  Lincoln Level Advantage Access B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis).

•  Lincoln Level Advantage Advisory Class at a daily rate of .0008219% (.30% on an annual basis).

•  Lincoln Level Advantage B Class at a daily rate of .0035616% (1.30% on an annual basis).

•  Lincoln Level Advantage B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Design Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis).

•  Lincoln Level Advantage Design B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Select B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2021 and 2020 were $497,683,175 and $494,077,912, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2021 and 2020, sales charges amounted to $206,776 and $230,840, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2021, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class B
	2021		0.20%	3.20%	$11.82	$46.37	1,538,172	$45,145,814	18.72%	22.20%	0.00%
	2020		0.30%	3.20%	9.82	38.54	1,585,528	38,814,294	34.67%	38.67%	0.45%
	2019		0.30%	3.20%	7.19	28.22	1,703,174	30,561,980	25.72%	29.39%	0.15%
	2018		0.30%	3.20%	5.64	22.15	2,185,761	27,872,937	-12.82%	-10.25%	0.00%
	2017		0.30%	3.20%	6.38	25.07	2,049,491	31,775,509	32.07%	35.41%	0.28%
AB VPS International Value Portfolio - Class B
	2020		1.25%	1.25%	8.51	8.51	120	1,018	0.96%	0.96%	1.60%
	2019		1.25%	1.25%	8.43	8.43	123	1,034	15.33%	15.33%	0.82%
	2018		1.25%	1.25%	7.30	7.30	125	916	-23.93%	-23.93%	1.14%
	2017		1.25%	1.25%	9.60	9.60	128	1,232	23.56%	23.56%	1.23%
AB VPS Large Cap Growth Portfolio - Class B
	2021		1.30%	2.80%	29.71	72.61	321,645	12,375,493	25.10%	26.99%	0.00%
	2020		1.30%	2.80%	23.51	57.18	377,027	11,755,837	31.42%	33.40%	0.00%
	2019		1.30%	2.80%	17.72	42.86	402,252	9,392,883	30.66%	32.63%	0.00%
	2018		1.30%	2.80%	13.42	32.32	469,902	8,454,833	-0.50%	1.00%	0.00%
	2017		1.30%	2.80%	13.36	32.00	579,076	10,225,500	28.04%	29.97%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2021		0.35%	0.80%	17.92	19.56	37,748	711,565	34.87%	35.47%	0.71%
	2020		0.35%	0.80%	13.23	14.44	68,698	935,945	2.55%	3.01%	1.19%
	2019		0.35%	0.80%	12.84	14.03	64,185	852,143	19.14%	19.68%	0.61%
	2018		0.35%	0.80%	10.73	11.73	57,086	636,204	-15.71%	-15.32%	0.41%
	2017		0.35%	0.80%	13.66	13.86	33,383	458,767	12.25%	12.70%	0.46%
AB VPS Small/Mid Cap Value Portfolio - Class B
	2021		0.00%	3.30%	15.47	61.93	6,908,052	260,686,099	31.21%	35.47%	0.60%
	2020		0.10%	3.30%	11.49	46.31	6,751,352	208,398,187	-0.29%	2.95%	0.82%
	2019		0.10%	3.30%	11.83	45.57	6,383,433	200,074,400	16.01%	19.78%	0.32%
	2018		0.10%	3.30%	10.29	38.54	6,488,398	173,964,293	-18.01%	-15.38%	0.23%
	2017		0.10%	3.25%	13.59	46.14	6,451,753	212,389,129	9.30%	12.51%	0.24%
ALPS/Alerian Energy Infrastructure Portfolio - Class I
	2021		0.35%	0.40%	9.01	10.97	80,817	877,960	37.70%	37.77%	2.19%
	2020		0.35%	0.40%	6.54	7.96	92,335	728,968	-25.16%	-25.12%	4.42%
	2019		0.35%	0.40%	8.74	10.63	44,988	467,521	20.26%	20.32%	2.07%
	2018		0.35%	0.40%	7.27	8.83	39,507	342,445	-18.90%	-18.86%	1.90%
	2017		0.35%	0.80%	8.83	8.96	54,209	546,169	-1.28%	-0.88%	4.31%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ALPS/Alerian Energy Infrastructure Portfolio - Class III
	2021		0.00%	1.65%	$7.95	$10.87	2,556,909	$25,104,013	35.52%	37.63%	2.88%
	2020		0.10%	1.65%	5.87	7.90	1,400,938	9,809,663	-26.35%	-25.20%	7.01%
	2019		0.10%	1.65%	7.97	10.56	583,669	4,962,021	18.44%	20.29%	1.57%
	2018		0.10%	1.65%	6.73	8.78	604,625	4,262,403	-20.28%	-19.04%	1.76%
	2017		0.10%	1.65%	8.44	8.87	647,095	5,663,293	-2.46%	-1.14%	1.93%
ALPS/Red Rocks Global Opportunity Portfolio - Class I
	2021		0.35%	0.80%	20.04	21.65	10,796	227,781	23.49%	24.04%	4.64%
	2020		0.35%	0.80%	16.23	17.46	13,185	225,476	8.69%	9.19%	11.12%
	2019		0.35%	0.80%	14.93	15.99	10,534	163,800	39.22%	39.85%	0.00%
	2018		0.35%	0.80%	10.72	11.43	10,588	117,665	-12.92%	-12.52%	7.11%
	2017		0.35%	0.80%	12.31	12.45	4,379	54,484	24.50%	25.00%	3.09%
ALPS/Red Rocks Global Opportunity Portfolio - Class III
	2021		0.00%	1.65%	15.57	21.26	903,620	16,448,476	21.91%	23.81%	4.30%
	2020		0.10%	1.65%	12.74	17.17	927,691	13,889,927	7.46%	9.14%	11.26%
	2019		0.10%	1.65%	11.82	15.73	1,079,967	15,216,380	37.55%	39.70%	0.00%
	2018		0.10%	1.65%	10.27	11.26	978,824	10,118,893	-13.96%	-12.62%	5.67%
	2017		0.10%	1.65%	11.94	12.38	768,031	9,257,493	22.92%	24.58%	2.78%
ALPS/Stadion Core ETF Portfolio - Class I
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.11%
	2018		0.40%	0.75%	11.28	11.28	25,539	281,972	-6.11%	-6.11%	0.56%
	2017		0.40%	0.80%	11.84	12.01	5,042	59,905	12.93%	13.38%	0.27%
ALPS/Stadion Core ETF Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.95%
	2018		0.10%	2.90%	9.59	11.34	1,378,731	13,855,847	-8.76%	-6.21%	0.53%
	2017		0.10%	2.85%	11.35	11.93	917,171	10,143,127	11.71%	13.23%	0.19%
ALPS/Stadion Tactical Growth Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.32%
	2018		0.10%	1.65%	10.50	11.47	449,844	4,799,165	-5.84%	-4.37%	0.17%
	2017		0.10%	1.65%	11.15	11.56	439,837	4,962,374	10.35%	11.85%	0.30%
American Century VP Balanced Fund - Class I
	2021		0.35%	1.10%	16.45	16.87	39,720	663,324	14.50%	15.37%	0.69%
	2020		0.35%	1.10%	14.37	14.63	41,430	601,320	11.30%	12.13%	1.39%
	2019		0.35%	1.10%	12.91	13.04	21,589	279,986	18.54%	19.43%	1.55%
	2018		0.35%	1.10%	10.92	10.92	19,435	211,885	-4.17%	-4.17%	1.57%
	2017	3/28/17	0.35%	0.35%	11.40	11.40	6,291	71,687	9.44%	9.44%	1.24%
American Century VP Balanced Fund - Class II
	2021		0.00%	3.25%	12.99	17.24	9,164,751	148,045,370	11.79%	15.36%	0.47%
	2020		0.10%	3.25%	13.21	15.01	8,888,857	126,659,194	8.68%	12.16%	0.97%
	2019		0.10%	3.25%	12.22	13.43	7,659,272	98,855,604	15.74%	19.27%	1.31%
	2018		0.10%	3.10%	10.56	11.31	6,237,374	68,545,174	-6.87%	-4.03%	1.23%
	2017		0.10%	3.30%	11.35	11.87	4,327,370	50,309,821	10.21%	13.28%	1.41%
American Century VP Inflation Protection Fund - Class II
	2021		2.15%	2.15%	13.68	13.68	1,588	21,716	4.01%	4.01%	3.07%
	2020		2.15%	2.15%	13.15	13.15	1,716	22,568	7.22%	7.22%	1.33%
	2019		2.15%	2.15%	12.26	12.26	1,850	22,685	6.59%	6.59%	2.33%
	2018		2.15%	2.15%	11.50	11.50	1,989	22,881	-4.89%	-4.89%	2.76%
	2017		2.15%	2.15%	12.10	12.10	2,133	25,803	1.47%	1.47%	2.51%
American Century VP Large Company Value Fund - Class I
	2021		0.35%	2.05%	14.19	15.35	362,241	5,500,649	19.24%	21.29%	1.46%
	2020		0.35%	2.05%	11.99	12.66	352,175	4,422,020	0.74%	2.26%	1.98%
	2019		0.35%	1.85%	11.90	12.38	243,136	2,996,408	25.14%	27.03%	2.19%
	2018		0.35%	1.85%	9.72	9.74	106,814	1,037,025	-8.50%	-8.36%	1.98%
	2017	6/27/17	0.35%	0.70%	10.61	10.63	33,184	352,509	2.34%	6.58%	0.65%
American Century VP Large Company Value Fund - Class II
	2021		0.00%	3.00%	13.49	15.43	4,762,204	68,518,831	17.94%	21.41%	1.31%
	2020		0.10%	3.00%	11.44	12.71	3,741,067	44,915,364	-0.54%	2.39%	1.61%
	2019		0.10%	3.10%	11.37	12.42	3,005,353	35,860,873	23.55%	27.18%	1.92%
	2018		0.10%	3.00%	9.31	9.76	1,512,106	14,387,793	-10.90%	-8.28%	1.81%
	2017	6/7/17	0.10%	3.00%	10.45	10.64	358,793	3,784,362	-0.34%	7.74%	0.89%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Asset Allocation Fund - Class 1
	2021		0.40%	1.95%	$19.85	$27.09	1,053,226	$24,731,608	13.17%	14.94%	1.73%
	2020		0.40%	1.95%	17.27	23.61	1,119,622	23,122,488	10.54%	12.26%	1.92%
	2019		0.40%	1.95%	15.38	21.08	1,099,634	20,205,687	19.20%	21.06%	2.16%
	2018		0.40%	1.95%	12.71	17.44	1,126,689	17,154,823	-6.20%	-4.73%	1.88%
	2017		0.40%	1.95%	13.34	18.35	1,175,826	18,849,926	14.26%	16.04%	1.78%
American Funds Asset Allocation Fund - Class 1A
	2021		0.35%	1.85%	15.67	16.88	1,432,276	24,074,567	13.02%	14.73%	1.91%
	2020		0.35%	1.85%	13.86	14.72	989,334	14,485,246	10.37%	12.04%	1.83%
	2019		0.35%	1.85%	12.56	13.14	814,765	10,654,834	18.97%	20.77%	2.13%
	2018		0.35%	1.85%	10.79	10.88	632,290	6,856,689	-5.30%	-4.92%	1.98%
	2017	4/13/17	0.35%	0.75%	11.39	11.44	358,300	4,093,365	1.37%	10.40%	2.05%
American Funds Asset Allocation Fund - Class 4
	2021		0.00%	1.65%	12.51	19.26	17,644,983	282,327,497	12.96%	14.84%	1.45%
	2020		0.00%	1.65%	12.32	16.82	14,431,809	211,800,551	10.32%	12.05%	1.45%
	2019		0.10%	1.65%	11.14	15.04	14,427,833	197,384,725	18.95%	20.80%	1.86%
	2018		0.10%	1.65%	11.29	12.47	11,372,540	134,834,301	-6.39%	-4.93%	1.54%
	2017		0.10%	1.65%	12.52	13.15	9,854,185	125,099,749	14.01%	15.56%	1.45%
American Funds Capital Income Builder® - Class 1
	2021		0.40%	0.90%	14.42	14.98	74,402	1,109,466	14.28%	14.85%	2.97%
	2020		0.40%	0.90%	12.62	13.05	77,855	1,011,610	3.71%	4.23%	3.13%
	2019		0.40%	0.90%	12.17	12.52	89,180	1,113,033	17.10%	17.69%	3.16%
	2018		0.40%	0.90%	10.39	10.64	96,253	1,020,906	-7.61%	-7.14%	3.21%
	2017		0.40%	0.90%	11.25	11.46	87,875	1,004,071	12.28%	12.84%	3.02%
American Funds Capital Income Builder® - Class 1A
	2021		0.35%	1.85%	13.40	14.44	633,626	9,093,355	12.84%	14.55%	2.86%
	2020		0.35%	1.85%	12.24	12.61	487,347	6,114,017	3.24%	4.02%	2.93%
	2019		0.35%	1.10%	11.85	12.12	471,656	5,697,611	16.61%	17.48%	2.95%
	2018		0.35%	1.10%	10.25	10.32	259,735	2,675,912	-7.66%	-7.33%	2.92%
	2017	2/24/17	0.35%	0.70%	11.10	11.13	40,881	454,380	2.13%	9.22%	2.86%
American Funds Capital Income Builder® - Class 4
	2021		0.00%	1.65%	12.26	14.76	4,212,800	55,737,245	12.81%	14.68%	2.52%
	2020		0.00%	1.65%	11.12	12.88	3,891,761	45,738,644	2.41%	4.01%	2.62%
	2019		0.10%	1.65%	10.83	12.38	4,226,743	48,420,144	15.69%	17.50%	2.67%
	2018		0.10%	1.65%	9.80	10.54	3,831,685	38,062,876	-8.77%	-7.34%	2.73%
	2017		0.10%	1.65%	10.75	11.29	3,196,968	34,882,122	10.81%	12.31%	2.57%
American Funds Capital World Bond Fund - Class 1
	2021		0.60%	2.15%	10.13	11.95	256,077	2,971,792	-6.75%	-5.30%	1.94%
	2020		0.60%	2.15%	10.86	12.61	245,126	3,011,504	7.83%	9.51%	1.42%
	2019		0.60%	2.15%	10.08	11.52	270,386	3,042,027	5.78%	7.43%	1.83%
	2018		0.60%	2.15%	9.53	10.72	269,938	2,831,460	-3.24%	-1.73%	2.36%
	2017		0.60%	2.15%	9.85	10.91	263,558	2,829,781	4.84%	6.47%	0.58%
American Funds Capital World Bond Fund - Class 1A
	2021		0.40%	0.90%	11.37	11.66	132,018	1,529,656	-5.73%	-5.26%	2.26%
	2020		0.40%	0.90%	12.07	12.26	56,389	690,555	8.90%	9.34%	1.38%
	2019		0.50%	0.90%	11.15	11.21	39,652	444,358	7.00%	7.22%	1.63%
	2018		0.50%	0.70%	10.46	10.46	37,325	390,245	-1.79%	-1.79%	2.85%
	2017	6/27/17	0.50%	0.50%	10.65	10.65	6,006	63,963	1.31%	1.31%	0.96%
American Funds Capital World Growth and Income Fund - Class 1
	2021		0.60%	1.90%	23.18	26.61	64,952	1,668,026	12.87%	14.34%	1.85%
	2020		0.60%	1.90%	20.54	23.28	68,263	1,536,873	6.98%	8.38%	1.49%
	2019		0.60%	1.90%	19.20	21.48	75,278	1,571,104	28.92%	30.60%	2.17%
	2018		0.60%	1.90%	14.89	16.44	81,409	1,303,938	-11.06%	-9.90%	1.90%
	2017		0.60%	1.90%	16.74	18.25	79,422	1,415,352	24.03%	25.65%	2.18%
American Funds Capital World Growth and Income Fund - Class 1A
	2021		0.40%	0.70%	17.77	18.04	318,236	5,712,399	13.91%	14.26%	2.27%
	2020		0.40%	0.70%	15.60	15.79	151,028	2,375,561	8.01%	8.34%	1.44%
	2019		0.40%	0.70%	14.45	14.53	130,018	1,889,440	30.13%	30.39%	2.30%
	2018		0.50%	0.70%	11.15	11.15	82,192	916,018	-10.07%	-10.07%	2.37%
	2017	7/28/17	0.50%	0.50%	12.39	12.39	9,631	119,368	6.84%	6.84%	2.20%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Balanced Fund - Class 1
	2021		0.60%	1.90%	$17.78	$20.41	17,274	$347,920	8.96%	10.38%	1.19%
	2020		0.60%	1.90%	18.41	18.49	44,432	815,403	9.82%	9.87%	1.39%
	2019		0.60%	0.65%	16.76	16.83	42,469	711,904	20.00%	20.06%	1.71%
	2018		0.60%	0.65%	13.97	14.02	37,117	518,492	-6.42%	-6.37%	1.54%
	2017		0.60%	0.65%	14.92	14.97	37,258	556,175	19.14%	19.20%	1.11%
American Funds Global Balanced Fund - Class 1A
	2021		0.50%	1.85%	14.98	16.02	208,680	3,335,106	8.80%	10.28%	1.10%
	2020		0.50%	1.85%	13.77	14.53	162,633	2,358,492	8.23%	9.70%	1.13%
	2019		0.50%	1.85%	13.01	13.25	171,664	2,270,504	19.22%	19.93%	1.29%
	2018		0.50%	1.10%	11.04	11.04	177,417	1,958,576	-6.50%	-6.50%	2.45%
	2017	7/25/17	0.50%	0.50%	11.81	11.81	20,221	238,878	5.60%	5.60%	2.40%
American Funds Global Growth Fund - Class 1
	2021		0.40%	1.95%	26.31	53.75	75,289	2,837,499	14.47%	16.26%	0.59%
	2020		0.40%	1.95%	22.72	46.33	78,530	2,517,988	28.26%	30.26%	0.58%
	2019		0.40%	1.95%	17.51	35.64	95,290	2,477,551	32.99%	35.07%	1.39%
	2018		0.40%	1.95%	13.02	26.44	98,245	1,947,426	-10.58%	-9.18%	0.92%
	2017		0.40%	1.95%	14.39	29.17	100,452	2,230,705	29.37%	31.28%	0.87%
American Funds Global Growth Fund - Class 1A
	2021		0.35%	2.05%	21.79	23.72	700,949	16,444,653	14.09%	16.04%	0.38%
	2020		0.35%	2.05%	19.10	20.44	515,212	10,430,259	27.84%	30.03%	0.37%
	2019		0.35%	2.05%	15.03	15.72	420,030	6,560,863	32.74%	34.74%	1.22%
	2018		0.35%	1.85%	11.63	11.67	393,739	4,575,458	-9.48%	-9.34%	0.88%
	2017	2/24/17	0.35%	1.75%	12.69	12.87	134,709	1,729,281	0.00%	23.46%	1.69%
American Funds Global Growth Fund - Class 2
	2021		0.60%	3.45%	20.03	54.60	7,145,108	331,592,236	12.47%	15.72%	0.33%
	2020		0.60%	3.45%	17.81	47.51	8,121,738	328,767,271	26.04%	29.69%	0.35%
	2019		0.60%	3.45%	14.13	36.89	9,402,590	296,684,633	30.69%	34.47%	1.08%
	2018		0.60%	3.45%	10.81	27.63	10,747,038	254,965,014	-12.13%	-9.63%	0.65%
	2017		0.65%	3.45%	17.26	30.77	11,616,271	308,500,828	27.40%	30.62%	0.64%
American Funds Global Growth Fund - Class 4
	2021		0.00%	1.65%	13.51	26.30	5,973,967	124,611,582	14.24%	16.14%	0.21%
	2020		0.00%	1.65%	14.67	22.71	4,705,276	89,354,404	28.04%	30.04%	0.15%
	2019		0.10%	1.65%	11.42	17.50	4,428,445	67,752,680	32.67%	34.74%	1.00%
	2018		0.10%	1.65%	10.03	13.01	3,751,451	44,520,431	-10.72%	-9.33%	0.56%
	2017		0.10%	1.65%	13.69	14.38	2,754,870	37,676,270	28.97%	30.72%	0.73%
American Funds Global Small Capitalization Fund - Class 1
	2021		0.40%	1.85%	20.48	41.46	55,839	1,645,115	5.02%	6.55%	0.00%
	2020		0.40%	1.85%	19.30	38.99	57,975	1,593,283	27.66%	29.53%	0.21%
	2019		0.40%	1.90%	14.96	30.16	63,858	1,426,291	29.36%	31.32%	0.39%
	2018		0.40%	1.90%	11.44	23.01	71,760	1,246,968	-11.99%	-10.66%	0.33%
	2017		0.40%	1.90%	12.85	25.81	74,101	1,447,426	23.84%	25.71%	0.67%
American Funds Global Small Capitalization Fund - Class 1A
	2021		0.35%	0.90%	19.19	19.72	253,575	4,963,838	5.77%	6.36%	0.00%
	2020		0.35%	0.90%	18.25	18.55	57,833	1,066,841	28.75%	29.27%	0.15%
	2019		0.35%	0.75%	14.17	14.35	39,157	560,250	30.58%	31.10%	0.23%
	2018		0.35%	0.75%	10.91	10.94	31,343	342,208	-11.00%	-10.87%	0.20%
	2017	2/24/17	0.35%	0.50%	12.26	12.28	14,797	181,646	9.37%	17.98%	0.59%
American Funds Global Small Capitalization Fund - Class 2
	2021		0.60%	3.15%	19.19	62.84	10,681,342	364,736,293	3.43%	6.11%	0.00%
	2020		0.60%	3.15%	18.55	59.98	12,394,754	400,773,897	25.70%	28.94%	0.17%
	2019		0.60%	3.15%	14.76	47.10	14,687,683	370,661,349	27.44%	30.73%	0.15%
	2018		0.60%	3.15%	11.58	36.48	16,962,993	329,926,725	-13.32%	-11.08%	0.08%
	2017		0.60%	3.15%	13.36	41.54	18,496,006	407,453,214	21.99%	25.14%	0.43%
American Funds Global Small Capitalization Fund - Class 4
	2021		0.00%	1.65%	13.32	20.48	1,968,659	34,450,040	4.68%	6.43%	0.00%
	2020		0.00%	1.65%	13.89	19.30	1,438,941	24,502,816	27.27%	29.26%	0.13%
	2019		0.10%	1.65%	10.88	14.96	1,468,651	19,936,374	29.10%	31.11%	0.01%
	2018		0.10%	1.65%	9.90	11.43	1,183,675	12,535,795	-12.27%	-10.89%	0.02%
	2017		0.10%	1.65%	12.24	12.86	819,439	10,114,015	23.57%	25.25%	0.41%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 1
	2021		0.40%	2.25%	$37.66	$82.39	156,069	$9,445,804	19.70%	21.81%	0.44%
	2020		0.40%	2.15%	31.04	67.77	197,631	9,634,841	49.22%	51.85%	0.55%
	2019		0.40%	2.15%	20.52	44.72	271,461	9,338,393	28.32%	30.59%	0.89%
	2018		0.40%	2.15%	15.78	34.31	349,324	9,570,818	-2.14%	-0.41%	0.67%
	2017		0.40%	2.15%	15.91	34.52	385,667	10,602,163	25.89%	28.11%	0.77%
American Funds Growth Fund - Class 1A
	2021		0.35%	2.05%	27.42	29.84	1,800,983	53,310,366	19.51%	21.56%	0.33%
	2020		0.35%	2.05%	23.13	24.55	1,141,537	27,810,972	49.29%	51.55%	0.43%
	2019		0.35%	1.85%	15.49	16.20	1,107,759	17,858,910	28.39%	30.33%	0.88%
	2018		0.35%	1.85%	12.07	12.43	791,356	9,802,175	-2.08%	-0.60%	0.77%
	2017	2/24/17	0.35%	1.85%	12.32	12.51	224,696	2,802,955	-0.44%	19.14%	1.04%
American Funds Growth Fund - Class 2
	2021		0.60%	3.45%	26.56	88.81	26,676,493	1,768,484,011	17.86%	21.26%	0.21%
	2020		0.60%	3.45%	22.53	74.16	31,350,897	1,733,105,964	46.95%	51.17%	0.32%
	2019		0.60%	3.45%	15.33	49.67	38,306,738	1,416,333,512	26.35%	29.99%	0.73%
	2018		0.60%	3.45%	12.14	38.69	44,109,360	1,267,496,698	-3.63%	-0.84%	0.42%
	2017		0.60%	3.45%	19.59	39.51	51,003,242	1,493,960,160	24.26%	27.51%	0.49%
American Funds Growth Fund - Class 4
	2021		0.00%	1.65%	15.08	37.67	16,481,366	437,753,534	19.69%	21.68%	0.06%
	2020		0.00%	1.65%	17.56	31.05	12,416,995	296,951,326	49.23%	51.56%	0.20%
	2019		0.10%	1.65%	11.73	20.53	10,917,149	185,182,775	28.31%	30.31%	0.60%
	2018		0.10%	1.65%	10.95	15.78	8,748,859	124,321,986	-2.13%	-0.60%	0.27%
	2017		0.10%	1.65%	15.15	15.91	6,957,967	105,324,817	25.89%	27.60%	0.51%
American Funds Growth-Income Fund - Class 1
	2021		0.40%	1.90%	25.69	54.35	80,134	3,288,497	22.08%	23.92%	1.28%
	2020		0.40%	1.90%	20.73	43.94	99,943	3,474,571	11.67%	13.36%	1.42%
	2019		0.40%	1.90%	18.29	38.84	185,596	6,371,454	24.08%	25.95%	1.80%
	2018		0.40%	1.90%	14.52	30.90	215,892	5,971,590	-3.40%	-1.94%	1.59%
	2017		0.40%	1.90%	14.81	31.58	235,978	6,646,314	20.38%	22.20%	1.68%
American Funds Growth-Income Fund - Class 1A
	2021		0.35%	2.05%	18.89	20.56	1,571,651	32,073,184	21.58%	23.65%	1.34%
	2020		0.35%	2.05%	15.66	16.62	961,175	15,869,990	11.46%	13.15%	1.53%
	2019		0.35%	1.85%	14.05	14.69	744,729	10,886,758	23.83%	25.70%	1.89%
	2018		0.35%	1.85%	11.60	11.69	577,164	6,721,333	-2.52%	-2.13%	1.99%
	2017	2/24/17	0.35%	1.75%	11.78	11.94	181,077	2,157,415	-0.18%	15.03%	3.36%
American Funds Growth-Income Fund - Class 2
	2021		0.60%	3.45%	18.40	53.58	46,718,619	1,937,644,819	19.89%	23.35%	1.09%
	2020		0.60%	3.45%	15.34	43.98	54,356,601	1,840,036,011	9.69%	12.87%	1.35%
	2019		0.60%	3.45%	13.99	39.46	60,288,517	1,826,193,558	21.86%	25.38%	1.63%
	2018		0.60%	3.45%	11.48	31.87	68,099,973	1,659,852,936	-5.12%	-2.37%	1.36%
	2017		0.60%	3.45%	18.01	33.05	77,508,047	1,952,345,244	18.53%	21.65%	1.36%
American Funds Growth-Income Fund - Class 4
	2021		0.00%	1.65%	13.69	24.92	13,663,190	255,625,285	21.77%	23.80%	1.01%
	2020		0.00%	1.65%	12.76	20.19	10,521,302	169,967,904	11.39%	13.13%	1.21%
	2019		0.10%	1.65%	11.42	17.88	9,227,140	138,659,193	23.79%	25.73%	1.62%
	2018		0.10%	1.65%	10.79	14.25	7,216,043	92,548,686	-3.66%	-2.15%	1.37%
	2017		0.10%	1.65%	13.89	14.59	5,017,789	69,160,604	20.08%	21.71%	1.56%
American Funds High-Income Trust - Class 1
	2021		0.60%	1.90%	14.81	17.01	112,696	1,879,396	6.69%	8.09%	4.44%
	2020		0.60%	1.90%	13.88	15.74	111,432	1,719,537	6.17%	7.56%	8.50%
	2019		0.60%	1.90%	13.08	14.63	125,829	1,811,097	10.72%	12.17%	6.52%
	2018		0.60%	1.90%	11.81	13.04	129,505	1,664,145	-3.99%	-2.73%	6.20%
	2017		0.60%	1.90%	12.30	13.41	130,925	1,732,060	5.23%	6.61%	6.92%
American Funds High-Income Trust - Class 1A
	2021		0.40%	2.05%	12.32	13.37	111,336	1,456,294	6.22%	7.99%	4.62%
	2020		0.40%	2.05%	11.69	12.38	82,399	997,819	5.97%	7.51%	9.15%
	2019		0.40%	1.85%	11.03	11.52	63,140	714,767	10.55%	12.16%	6.57%
	2018		0.40%	1.85%	10.21	10.25	62,422	633,995	-3.04%	-2.84%	6.27%
	2017	2/10/17	0.50%	1.75%	10.42	10.55	36,971	387,351	0.13%	4.49%	8.90%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Fund - Class 1
	2021		0.40%	1.90%	$14.42	$24.68	197,710	$3,385,811	-3.09%	-1.63%	2.61%
	2020		0.40%	2.25%	13.60	25.14	206,280	3,635,678	11.73%	13.82%	0.83%
	2019		0.40%	2.25%	12.18	22.13	338,987	6,135,817	20.47%	22.72%	1.66%
	2018		0.40%	2.25%	10.11	18.07	355,404	5,435,637	-14.88%	-13.29%	1.94%
	2017		0.40%	2.25%	12.30	20.88	359,096	6,189,789	29.97%	31.93%	1.59%
American Funds International Fund - Class 1A
	2021		0.35%	2.05%	14.01	15.25	774,755	11,746,161	-3.47%	-1.81%	2.66%
	2020		0.35%	2.05%	14.52	15.54	636,791	9,848,169	11.64%	13.56%	0.75%
	2019		0.35%	2.05%	13.08	13.68	515,537	7,027,247	20.64%	22.47%	1.63%
	2018		0.35%	1.85%	10.84	11.17	441,720	4,925,460	-14.70%	-13.41%	2.49%
	2017	2/21/17	0.35%	1.85%	12.71	12.90	126,000	1,624,060	1.94%	23.39%	2.38%
American Funds International Fund - Class 2
	2021		0.60%	3.30%	12.11	36.16	24,052,896	555,485,504	-4.69%	-2.09%	2.36%
	2020		0.60%	3.30%	12.68	37.19	26,341,075	625,565,430	10.27%	13.23%	0.66%
	2019		0.65%	3.30%	11.47	33.06	28,646,295	605,722,874	18.89%	22.09%	1.41%
	2018		0.65%	3.30%	10.37	27.35	32,477,750	567,543,328	-15.95%	-13.70%	1.67%
	2017		0.65%	3.30%	12.71	32.08	34,577,849	706,147,538	28.05%	31.29%	1.22%
American Funds International Fund - Class 4
	2021		0.00%	1.65%	10.89	15.38	4,951,091	62,830,736	-3.32%	-1.71%	2.41%
	2020		0.00%	1.65%	11.23	15.66	4,167,295	55,421,067	11.80%	13.55%	0.43%
	2019		0.10%	1.65%	10.01	13.79	4,110,408	49,361,239	20.66%	22.55%	1.33%
	2018		0.10%	1.65%	9.60	11.26	3,732,578	37,598,225	-14.83%	-13.49%	1.67%
	2017		0.10%	1.65%	11.71	12.30	2,685,612	31,981,989	29.74%	31.50%	1.61%
American Funds International Growth and Income Fund - Class 1
	2021		0.60%	2.15%	14.09	16.61	63,625	1,003,507	3.40%	5.01%	2.10%
	2020		0.60%	2.25%	11.53	15.82	87,483	1,321,659	3.87%	5.60%	1.54%
	2019		0.60%	2.25%	11.10	14.98	123,565	1,798,773	20.32%	22.32%	2.65%
	2018		0.60%	2.25%	9.23	12.25	138,762	1,657,631	-12.98%	-11.53%	2.40%
	2017		0.60%	2.25%	12.49	13.85	128,565	1,740,107	22.64%	24.56%	2.41%
American Funds International Growth and Income Fund - Class 1A
	2021		0.50%	2.05%	13.56	14.64	213,991	3,126,291	3.25%	4.86%	3.76%
	2020		0.50%	2.05%	13.23	13.96	100,726	1,403,975	4.04%	5.45%	1.86%
	2019		0.50%	1.85%	12.72	13.24	43,432	573,714	20.51%	22.15%	2.62%
	2018		0.50%	1.85%	10.80	10.84	39,651	429,049	-11.86%	-11.68%	2.00%
	2017	3/30/17	0.50%	0.70%	12.25	12.28	54,088	663,781	2.35%	15.58%	7.59%
American Funds Managed Risk Asset Allocation Fund - Class P1
	2021		0.50%	1.85%	15.50	19.94	461,758	7,250,348	10.75%	12.25%	1.81%
	2020		0.50%	1.85%	13.81	17.79	378,377	5,316,558	4.16%	5.57%	1.57%
	2019		0.50%	1.85%	13.08	16.87	157,224	2,173,822	16.08%	17.66%	0.27%
	2018		0.50%	1.85%	11.12	14.36	132,388	1,595,848	-6.38%	-5.11%	1.69%
	2017		0.50%	1.85%	15.16	15.20	65,270	883,305	14.32%	14.37%	0.27%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2021		1.30%	2.90%	13.38	18.36	8,706,755	157,441,858	9.29%	11.05%	1.35%
	2020		1.30%	2.90%	12.24	16.54	9,422,340	153,669,364	2.86%	4.51%	1.51%
	2019		1.30%	2.90%	11.90	15.82	9,379,628	146,541,365	14.61%	16.46%	2.33%
	2018		1.30%	2.90%	12.35	13.59	8,892,264	119,374,797	-7.57%	-6.12%	1.36%
	2017		1.30%	2.85%	13.37	14.47	7,435,798	106,572,503	11.58%	13.32%	0.76%
American Funds Managed Risk Growth Fund - Class P1
	2021		0.50%	1.85%	22.92	25.96	231,720	5,380,840	11.01%	12.51%	0.92%
	2020		0.50%	1.85%	20.41	23.09	233,523	4,822,948	30.03%	31.79%	0.76%
	2019		0.50%	1.85%	15.52	17.54	120,112	1,894,399	19.77%	21.40%	1.41%
	2018		0.50%	1.85%	14.22	14.46	33,775	455,797	-0.93%	-0.63%	0.23%
	2017		0.60%	0.90%	14.35	14.55	7,301	105,305	25.10%	25.47%	0.59%
American Funds Managed Risk Growth-Income Fund - Class P1
	2021		0.50%	1.70%	17.65	18.85	87,815	1,590,752	13.37%	14.74%	1.39%
	2020		0.50%	1.70%	15.80	16.62	62,617	989,240	8.00%	9.30%	2.18%
	2019		0.50%	1.70%	14.46	15.39	26,914	390,065	17.13%	18.54%	0.76%
	2018		0.50%	1.70%	13.14	13.14	3,577	44,756	-3.32%	-3.32%	1.77%
	2017		0.65%	1.70%	13.59	14.27	1,895	26,139	18.61%	19.86%	1.03%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Managed Risk International Fund - Class P1
	2021		0.50%	1.85%	$10.73	$13.06	133,410	$1,683,709	-5.68%	-4.39%	0.81%
	2020		0.50%	1.85%	11.37	13.66	106,533	1,404,385	1.24%	2.62%	1.75%
	2019		0.50%	1.85%	11.23	13.31	44,650	553,978	15.75%	17.32%	1.75%
	2018		0.50%	1.85%	10.42	10.42	26,349	269,048	-10.65%	-10.65%	3.80%
	2017		0.60%	0.60%	11.66	11.66	1,359	15,845	28.52%	28.52%	0.36%
American Funds Managed Risk Washington Mutual Investors Fund - Class P1
	2021		0.50%	1.90%	14.73	17.10	153,886	2,299,890	15.24%	16.87%	2.01%
	2020		0.50%	1.90%	12.60	14.65	107,317	1,385,543	-2.80%	-1.43%	2.38%
	2019		0.50%	1.90%	12.78	14.87	49,224	664,350	12.05%	13.57%	2.01%
	2018		0.50%	1.85%	12.32	13.11	29,489	368,514	-8.55%	-7.54%	5.91%
	2017		0.60%	1.70%	13.47	14.18	6,120	84,409	13.54%	14.79%	1.28%
American Funds Mortgage Fund - Class 1
	2021		0.40%	1.70%	11.12	12.43	56,515	654,844	-2.00%	-0.71%	0.71%
	2020		0.40%	1.70%	11.34	12.55	52,841	622,370	5.17%	6.55%	1.54%
	2019		0.40%	1.70%	10.79	11.81	48,507	538,369	3.52%	4.88%	2.54%
	2018		0.40%	1.90%	10.26	11.29	52,514	561,280	-1.30%	0.18%	2.32%
	2017		0.40%	1.90%	10.40	11.33	38,322	417,491	-0.43%	1.07%	1.72%
American Funds Mortgage Fund - Class 1A
	2021		0.35%	0.90%	10.84	11.14	200,104	2,217,056	-1.36%	-0.82%	0.74%
	2020		0.35%	0.90%	11.06	11.24	103,784	1,160,488	5.83%	6.26%	1.72%
	2019		0.35%	0.75%	10.45	10.57	45,715	482,435	4.30%	4.72%	2.04%
	2018		0.35%	0.75%	10.03	10.03	72,321	728,861	-0.34%	-0.34%	3.05%
	2017	2/10/17	0.70%	0.70%	10.06	10.06	9,313	93,723	0.12%	0.12%	1.52%
American Funds Mortgage Fund - Class 4
	2021		0.00%	1.65%	10.43	11.56	645,155	6,933,462	-2.40%	-0.88%	0.26%
	2020		0.10%	1.65%	10.69	11.13	606,351	6,648,927	4.64%	6.28%	1.07%
	2019		0.10%	1.65%	10.21	10.56	451,045	4,702,349	3.09%	4.70%	2.26%
	2018		0.10%	1.65%	9.91	10.16	528,328	5,319,919	-1.57%	-1.03%	1.96%
	2017		1.10%	1.65%	10.06	10.27	497,409	5,067,464	-0.68%	-0.13%	1.29%
American Funds New World Fund® - Class 1
	2021		0.40%	2.15%	16.07	18.95	198,885	3,578,414	2.92%	4.74%	1.07%
	2020		0.40%	2.15%	15.61	18.12	230,350	3,963,286	21.26%	23.40%	0.25%
	2019		0.40%	2.15%	12.87	14.72	296,755	4,187,579	26.72%	28.95%	1.14%
	2018		0.40%	2.15%	10.12	11.44	354,530	3,894,860	-15.66%	-14.17%	1.13%
	2017		0.40%	2.15%	11.84	13.35	324,197	4,162,323	26.98%	29.22%	1.17%
American Funds New World Fund® - Class 1A
	2021		0.35%	0.90%	17.44	17.93	562,307	10,032,282	3.96%	4.53%	0.83%
	2020		0.35%	0.90%	16.88	17.15	345,025	5,900,684	22.70%	23.19%	0.13%
	2019		0.35%	0.75%	13.76	13.92	260,941	3,624,935	28.15%	28.66%	1.14%
	2018		0.35%	0.75%	10.73	10.82	158,747	1,716,447	-14.67%	-14.33%	1.24%
	2017	2/10/17	0.35%	0.75%	12.58	12.63	51,429	649,430	0.43%	21.86%	2.28%
American Funds New World Fund® - Class 4
	2021		0.00%	1.65%	12.61	17.87	3,776,566	56,215,439	2.92%	4.63%	0.67%
	2020		0.00%	1.65%	12.98	17.10	3,072,593	45,215,404	21.28%	23.17%	0.04%
	2019		0.10%	1.65%	10.67	13.88	3,084,884	37,548,744	26.71%	28.69%	0.81%
	2018		0.10%	1.65%	9.51	10.79	2,659,100	25,784,149	-15.65%	-14.33%	0.73%
	2017		0.10%	1.65%	11.28	11.85	2,096,083	24,088,587	26.95%	28.67%	0.89%
American Funds The Bond Fund of America - Class 1
	2021		0.60%	2.25%	11.07	13.75	578,672	7,791,562	-2.36%	-0.74%	1.67%
	2020		0.60%	2.25%	11.34	13.85	528,521	7,187,090	7.51%	9.30%	2.29%
	2019		0.60%	2.25%	10.55	12.67	558,051	6,957,268	7.26%	9.05%	2.83%
	2018		0.60%	2.25%	9.84	11.62	554,866	6,353,029	-2.66%	-1.04%	2.61%
	2017		0.60%	2.25%	10.77	11.74	549,238	6,361,687	1.92%	3.26%	2.29%
American Funds The Bond Fund of America - Class 1A
	2021		0.40%	2.05%	11.10	12.05	937,440	11,165,352	-2.38%	-0.75%	1.63%
	2020		0.40%	2.05%	11.37	12.14	659,682	7,917,809	7.45%	9.24%	2.33%
	2019		0.40%	2.05%	10.64	11.11	490,693	5,397,755	7.35%	8.92%	3.05%
	2018		0.40%	1.85%	9.91	10.18	317,437	3,222,604	-2.42%	-1.09%	3.24%
	2017	3/20/17	0.50%	1.85%	10.16	10.29	103,217	1,061,558	-0.11%	2.77%	4.05%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds U.S. Government Securities Fund - Class 1
	2021		0.60%	1.05%	$12.16	$12.76	25,994	$329,712	-1.48%	-1.04%	0.98%
	2020		0.60%	1.05%	12.53	12.89	23,509	301,397	9.11%	9.43%	2.20%
	2019		0.60%	1.70%	10.72	11.78	14,558	167,785	3.91%	5.06%	1.87%
	2018		0.60%	1.90%	10.16	11.21	15,360	168,731	-1.00%	0.31%	1.99%
	2017		0.60%	1.90%	10.26	11.18	17,147	188,333	-0.08%	1.22%	1.41%
American Funds U.S. Government Securities Fund - Class 1A
	2021		0.40%	1.85%	10.74	11.54	408,297	4,653,756	-2.48%	-1.05%	1.48%
	2020		0.40%	1.85%	11.01	11.62	310,953	3,584,298	7.73%	9.20%	1.93%
	2019		0.50%	1.85%	10.22	10.64	233,398	2,463,841	3.48%	4.89%	2.44%
	2018		0.50%	1.85%	10.10	10.14	148,594	1,500,422	-0.01%	0.20%	2.77%
	2017	5/30/17	0.50%	1.75%	10.00	10.12	29,181	292,918	-0.64%	-0.06%	1.23%
American Funds Washington Mutual Investors Fund - Class 1
	2021		0.40%	2.25%	19.26	33.04	174,157	4,662,906	25.27%	27.60%	1.66%
	2020		0.40%	2.25%	15.37	25.95	191,706	4,075,784	6.62%	8.61%	1.98%
	2019		0.40%	2.25%	14.42	23.94	201,616	3,989,698	18.96%	21.18%	2.27%
	2018		0.40%	2.25%	12.12	19.80	217,870	3,579,695	-10.49%	-8.82%	2.05%
	2017		0.40%	2.25%	14.54	21.75	245,762	4,489,873	15.09%	16.83%	2.26%
American Funds Washington Mutual Investors Fund - Class 1A
	2021		0.35%	2.05%	16.02	17.43	1,084,758	18,789,114	25.11%	27.25%	1.75%
	2020		0.35%	2.05%	12.80	13.70	785,859	10,651,917	6.59%	8.41%	2.06%
	2019		0.35%	2.05%	12.08	12.64	642,137	8,070,736	19.13%	20.93%	2.57%
	2018		0.35%	1.85%	10.14	10.45	302,782	3,151,192	-10.34%	-8.99%	2.73%
	2017	2/24/17	0.35%	1.85%	11.31	11.48	53,961	618,727	5.58%	11.54%	3.87%
American Funds Washington Mutual Investors Fund - Class 4
	2021		0.00%	1.65%	14.25	21.93	5,752,768	96,471,478	25.43%	27.51%	1.39%
	2020		0.00%	1.65%	11.50	17.25	4,349,925	61,597,418	6.70%	8.36%	1.73%
	2019		0.10%	1.65%	10.75	15.95	3,313,216	46,599,969	19.05%	20.91%	2.08%
	2018		0.10%	1.65%	11.29	13.22	2,576,000	31,919,266	-10.41%	-9.01%	1.98%
	2017		0.10%	1.65%	13.86	14.55	2,122,791	29,875,527	14.79%	16.35%	2.05%
BlackRock Global Allocation V.I. Fund - Class I
	2021		0.35%	1.90%	15.56	24.74	386,033	6,754,231	4.67%	6.30%	0.96%
	2020		0.35%	1.90%	14.85	23.33	336,543	5,626,458	18.73%	20.59%	1.47%
	2019		0.35%	1.90%	12.34	19.28	289,199	4,111,675	15.77%	17.58%	1.29%
	2018		0.35%	1.90%	10.51	16.45	287,005	3,497,197	-9.08%	-7.66%	0.78%
	2017		0.35%	1.90%	11.70	17.95	327,723	4,965,721	11.72%	13.40%	1.43%
BlackRock Global Allocation V.I. Fund - Class III
	2021		0.00%	3.45%	12.95	24.01	51,716,130	1,057,226,537	2.81%	6.31%	0.82%
	2020		0.10%	3.45%	12.55	22.70	54,131,251	1,064,894,620	16.62%	20.59%	1.26%
	2019		0.10%	3.50%	10.66	18.92	60,577,052	1,006,367,860	13.76%	17.64%	1.24%
	2018		0.10%	3.45%	9.40	16.08	66,760,581	960,556,537	-10.71%	-7.67%	0.83%
	2017		0.10%	3.45%	10.56	17.52	72,296,105	1,146,566,986	10.13%	13.37%	1.26%
BlackRock iShares® Alternative Strategies V.I. Fund - Class I
	2017		0.35%	0.40%	11.25	11.25	1,340	14,954	12.29%	12.29%	3.32%
BlackRock iShares® Alternative Strategies V.I. Fund - Class III
	2017		0.30%	1.65%	10.81	11.21	407,399	4,445,200	10.61%	12.11%	2.80%
ClearBridge Variable Aggressive Growth Portfolio - Class I
	2021		0.35%	0.75%	17.04	18.82	38,379	683,163	9.86%	9.91%	0.16%
	2020		0.35%	0.40%	15.50	17.14	23,796	396,304	17.55%	17.61%	0.82%
	2019		0.35%	0.40%	13.18	14.58	24,385	344,891	24.57%	24.63%	1.00%
	2018		0.35%	0.40%	10.57	11.70	24,481	277,866	-8.71%	-8.66%	0.62%
	2017		0.35%	0.40%	12.82	12.82	24,945	309,595	15.83%	15.83%	0.58%
ClearBridge Variable Aggressive Growth Portfolio - Class II
	2021		0.00%	1.65%	13.70	18.61	1,427,194	24,198,802	8.24%	9.93%	0.17%
	2020		0.10%	1.65%	12.61	16.96	1,453,706	22,968,264	15.80%	17.61%	0.57%
	2019		0.10%	1.65%	10.86	14.45	1,693,977	23,133,641	22.70%	24.62%	0.76%
	2018		0.10%	1.65%	10.91	11.62	1,795,427	19,994,300	-10.06%	-8.66%	0.38%
	2017		0.10%	1.65%	12.14	12.75	1,803,465	22,255,867	14.09%	15.64%	0.27%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Large Cap Growth Portfolio - Class I
	2021		0.35%	2.05%	$21.89	$23.68	275,244	$6,458,198	19.47%	21.51%	0.00%
	2020		0.35%	2.05%	18.32	19.49	180,057	3,478,216	28.09%	30.28%	0.02%
	2019		0.35%	2.05%	14.38	14.96	151,829	2,257,432	29.73%	31.70%	0.38%
	2018		0.35%	1.85%	11.29	11.33	136,890	1,549,364	-0.68%	-0.48%	0.52%
	2017	7/6/17	0.50%	0.70%	11.37	11.39	29,520	336,085	3.70%	13.04%	0.32%
ClearBridge Variable Large Cap Growth Portfolio - Class II
	2021		0.00%	3.25%	15.78	23.69	10,891,623	238,342,012	17.74%	21.50%	0.00%
	2020		0.10%	3.25%	15.41	19.50	11,763,154	216,429,808	26.25%	30.28%	0.02%
	2019		0.10%	3.25%	11.98	14.97	10,282,081	147,206,219	27.68%	31.71%	0.15%
	2018		0.10%	3.20%	10.86	11.36	5,454,006	60,226,500	-3.08%	-0.33%	0.20%
	2017	5/25/17	0.10%	2.90%	11.20	11.40	1,230,082	13,890,453	-0.61%	12.40%	0.30%
ClearBridge Variable Mid Cap Portfolio - Class I
	2021		0.35%	1.05%	20.13	22.54	111,778	2,318,620	27.36%	28.26%	0.02%
	2020		0.35%	1.05%	15.93	17.58	82,592	1,329,604	14.55%	14.95%	0.33%
	2019		0.35%	0.70%	13.88	15.30	64,015	921,235	32.02%	32.48%	0.75%
	2018		0.35%	0.70%	10.49	11.56	44,526	489,592	-13.09%	-12.82%	0.54%
	2017		0.35%	0.65%	13.15	13.27	41,864	533,192	12.07%	12.35%	0.50%
ClearBridge Variable Mid Cap Portfolio - Class II
	2021		0.00%	3.05%	17.72	22.29	3,564,671	72,482,261	24.53%	28.26%	0.03%
	2020		0.10%	3.05%	14.50	17.41	3,332,435	53,861,508	11.65%	14.99%	0.04%
	2019		0.10%	3.05%	12.99	15.17	3,428,885	48,796,806	28.65%	32.52%	0.40%
	2018		0.10%	3.05%	10.10	11.47	2,947,774	32,132,683	-15.42%	-12.89%	0.19%
	2017		0.10%	3.05%	12.11	13.19	2,463,944	31,264,072	9.61%	12.21%	0.22%
Columbia VP Commodity Strategy Fund - Class 1
	2021		0.35%	0.75%	12.43	12.69	78,010	985,109	31.64%	32.17%	0.36%
	2020		0.35%	0.75%	9.44	9.60	26,313	252,246	-2.03%	-1.64%	21.70%
	2019		0.35%	0.75%	9.64	9.76	23,676	230,870	7.00%	7.42%	1.20%
	2018		0.35%	0.75%	9.09	9.09	21,625	196,336	-14.07%	-14.07%	0.13%
	2017	2/16/17	0.35%	0.35%	10.57	10.57	15,610	165,052	4.15%	4.15%	1.62%
Columbia VP Commodity Strategy Fund - Class 2
	2021		0.00%	1.65%	11.70	12.67	481,226	6,016,740	29.85%	31.88%	0.00%
	2020		0.10%	1.65%	9.01	9.61	63,247	586,564	-3.16%	-1.65%	21.61%
	2019		0.10%	1.65%	9.30	9.82	78,244	742,820	6.02%	7.67%	0.95%
	2018		0.10%	1.65%	8.80	9.07	81,083	722,024	-15.45%	-14.25%	0.00%
	2017	2/6/17	0.10%	1.50%	10.41	10.58	46,856	490,574	0.10%	6.64%	4.03%
Columbia VP Emerging Markets Bond Fund - Class 1
	2021		0.35%	0.75%	11.47	11.71	72,409	846,331	-2.93%	-2.54%	4.00%
	2020		0.35%	0.75%	11.99	12.01	39,528	474,561	7.00%	7.05%	3.68%
	2019		0.35%	0.40%	11.20	11.22	32,888	369,068	11.91%	11.96%	5.06%
	2018		0.35%	0.40%	10.02	10.02	30,793	308,643	-7.37%	-7.37%	5.16%
	2017	4/6/17	0.35%	0.35%	10.82	10.82	23,667	256,096	0.54%	0.54%	3.34%
Columbia VP Emerging Markets Bond Fund - Class 2
	2021		0.00%	1.65%	10.80	11.70	411,097	4,590,207	-4.05%	-2.55%	3.63%
	2020		0.10%	1.65%	11.26	12.01	238,754	2,754,884	5.41%	7.06%	3.19%
	2019		0.10%	1.65%	10.68	11.22	267,664	2,909,625	10.25%	11.97%	4.83%
	2018		0.10%	1.65%	9.69	10.02	186,573	1,827,866	-8.90%	-7.47%	4.31%
	2017	1/12/17	0.10%	1.65%	10.64	10.83	108,726	1,163,501	0.58%	8.87%	4.81%
Columbia VP Strategic Income Fund - Class 1
	2021		0.35%	0.75%	12.24	12.49	222,964	2,783,528	1.33%	1.73%	5.78%
	2020		0.35%	0.75%	12.08	12.28	132,968	1,631,438	6.02%	6.44%	3.67%
	2019		0.35%	0.75%	11.39	11.54	100,811	1,161,872	9.55%	9.99%	4.40%
	2018	4/9/18	0.35%	0.75%	10.40	10.49	73,772	772,987	-1.20%	-0.64%	3.02%
Columbia VP Strategic Income Fund - Class 2
	2021		0.00%	1.65%	10.58	12.50	1,494,840	17,582,103	-0.03%	1.63%	5.38%
	2020		0.00%	1.65%	11.42	12.31	972,660	11,456,604	4.88%	6.52%	3.29%
	2019		0.10%	1.65%	10.85	11.56	1,014,407	11,370,029	8.41%	10.11%	3.81%
	2018		0.10%	1.65%	10.16	10.50	420,973	4,324,540	-2.27%	-0.74%	3.23%
	2017	1/11/17	0.10%	1.65%	10.39	10.58	280,373	2,922,021	1.59%	4.10%	3.12%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware Ivy VIP Asset Strategy Portfolio - Class I
	2021		0.35%	0.35%	$16.62	$16.62	58,140	$966,551	10.33%	10.33%	1.90%
	2020		0.75%	0.75%	14.80	14.80	1,341	19,852	13.31%	13.31%	3.81%
	2019		0.35%	0.35%	13.24	13.24	670	8,877	21.66%	21.66%	2.35%
	2018	8/6/18	0.35%	0.35%	10.89	10.89	708	7,705	-9.58%	-9.58%	2.00%
Delaware Ivy VIP Asset Strategy Portfolio - Class II
	2021		0.00%	1.65%	12.22	17.12	635,573	8,672,969	8.63%	10.33%	1.55%
	2020		0.10%	1.65%	12.16	15.52	703,184	8,823,953	12.01%	13.76%	1.96%
	2019		0.10%	1.65%	10.82	11.74	849,518	9,490,457	19.79%	21.41%	2.20%
	2018		0.30%	1.65%	9.08	9.67	851,234	7,879,012	-6.99%	-5.72%	1.82%
	2017		0.30%	1.65%	9.76	10.25	915,038	9,072,599	16.34%	17.92%	1.56%
Delaware Ivy VIP Energy Portfolio - Class I
	2021		0.35%	0.75%	6.00	6.00	27,946	167,585	41.83%	41.83%	1.77%
	2020		0.35%	0.35%	4.23	4.23	21,306	90,111	-36.89%	-36.89%	3.74%
	2019		0.35%	0.35%	6.70	6.70	2,231	14,949	3.37%	3.37%	0.00%
	2018	9/14/18	0.35%	0.35%	6.48	6.48	4,746	30,770	-34.42%	-34.42%	0.00%
Delaware Ivy VIP Energy Portfolio - Class II
	2021		0.10%	1.65%	4.03	5.97	2,343,731	10,828,195	39.68%	41.85%	1.59%
	2020		0.10%	1.65%	2.88	3.86	2,186,329	7,199,941	-37.87%	-37.02%	2.63%
	2019		0.30%	1.65%	4.64	6.17	932,942	4,513,862	1.78%	3.17%	0.00%
	2018		0.10%	1.65%	4.56	4.86	1,101,642	5,176,189	-35.22%	-34.33%	0.00%
	2017		0.30%	1.65%	7.04	7.39	920,785	6,592,006	-14.07%	-12.91%	0.81%
Delaware Ivy VIP High Income Portfolio - Class I
	2021		0.35%	2.05%	12.08	13.61	155,210	2,095,089	4.17%	5.96%	5.90%
	2020		0.35%	2.05%	11.59	12.85	111,787	1,427,988	4.14%	5.93%	7.31%
	2019		0.35%	2.05%	11.53	12.13	127,416	1,539,452	9.45%	11.11%	7.05%
	2018		0.35%	1.85%	10.53	10.92	73,028	795,402	-3.66%	-2.21%	2.58%
	2017	7/21/17	0.35%	1.85%	10.93	11.16	9,557	106,102	0.29%	1.40%	0.00%
Delaware Ivy VIP High Income Portfolio - Class II
	2021		0.00%	1.70%	11.41	13.61	2,173,663	27,115,967	4.33%	5.96%	6.06%
	2020		0.10%	1.65%	11.00	12.87	2,449,277	29,455,610	4.29%	5.92%	6.60%
	2019		0.10%	1.65%	10.51	12.17	2,043,226	23,476,122	9.37%	11.08%	6.66%
	2018		0.10%	1.65%	10.31	10.98	1,835,107	19,275,895	-3.72%	-2.21%	6.24%
	2017		0.10%	1.65%	10.71	11.25	1,733,883	18,863,644	4.93%	6.36%	5.23%
Delaware Ivy VIP Micro Cap Growth Portfolio - Class I
	2017	8/22/17	0.35%	0.35%	11.64	11.64	9,220	107,335	7.69%	7.69%	0.00%
Delaware Ivy VIP Micro Cap Growth Portfolio - Class II
	2017		0.10%	1.65%	11.27	11.84	348,136	4,000,567	7.05%	8.50%	0.00%
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I
	2021		0.35%	2.05%	27.49	30.83	251,257	7,444,775	14.51%	16.24%	0.00%
	2020		0.35%	1.85%	24.01	26.61	238,971	6,098,160	46.64%	48.85%	0.00%
	2019		0.35%	1.85%	16.37	17.94	227,557	3,908,581	35.75%	37.80%	0.00%
	2018		0.35%	1.85%	12.46	12.46	167,791	2,093,134	-0.30%	-0.30%	0.00%
	2017	7/24/17	0.50%	0.50%	12.50	12.50	30,953	386,773	10.48%	10.48%	0.00%
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II
	2021		0.00%	1.70%	14.06	31.88	1,383,925	35,551,587	14.39%	16.24%	0.00%
	2020		0.10%	1.70%	18.20	27.48	1,084,116	25,363,036	46.49%	48.85%	0.00%
	2019		0.10%	1.70%	12.38	18.50	941,618	15,508,733	35.62%	37.80%	0.00%
	2018		0.10%	1.70%	12.54	13.45	780,829	9,897,191	-1.74%	-0.16%	0.00%
	2017		0.10%	1.70%	12.77	13.50	603,080	7,888,739	24.76%	26.52%	0.00%
Delaware Ivy VIP Science and Technology Portfolio - Class I
	2021		0.35%	0.75%	29.07	29.70	72,720	2,150,899	14.59%	15.05%	0.00%
	2020		0.35%	0.75%	25.36	25.81	82,599	2,123,737	34.69%	35.23%	0.00%
	2019		0.35%	0.75%	19.09	19.09	29,985	570,415	49.34%	49.34%	0.00%
	2018		0.35%	0.35%	12.78	12.78	22,486	287,444	-5.33%	-5.33%	0.00%
	2017	9/11/17	0.35%	0.35%	13.50	13.50	11,446	154,563	4.71%	4.71%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware Ivy VIP Science and Technology Portfolio - Class II
	2021		0.00%	1.65%	$19.58	$30.52	2,311,530	$57,682,468	13.28%	15.05%	0.00%
	2020		0.10%	1.65%	17.23	26.52	2,076,980	47,809,614	33.15%	35.23%	0.00%
	2019		0.10%	1.65%	12.90	19.61	2,059,771	36,260,046	47.04%	49.33%	0.00%
	2018		0.10%	1.65%	12.08	13.13	1,878,130	22,916,679	-6.79%	-5.33%	0.00%
	2017		0.10%	1.65%	12.96	13.62	1,597,622	21,104,987	29.96%	31.72%	0.00%
Delaware Ivy VIP Small Cap Growth Portfolio - Class I
	2021		0.35%	0.75%	21.00	21.46	36,149	773,314	3.47%	3.88%	1.04%
	2020		0.35%	0.75%	20.66	20.66	20,405	420,696	37.53%	37.53%	0.00%
	2019		0.35%	0.35%	15.02	15.02	13,457	202,151	23.24%	23.24%	0.00%
	2018	11/2/18	0.35%	0.35%	12.19	12.19	13,197	160,850	-12.29%	-12.29%	0.00%
Delaware Ivy VIP Small Cap Growth Portfolio - Class II
	2021		0.00%	1.65%	15.57	21.76	656,146	11,851,738	2.29%	3.88%	0.88%
	2020		0.10%	1.65%	15.17	20.95	446,934	8,213,947	35.41%	37.53%	0.00%
	2019		0.10%	1.65%	11.25	15.23	468,639	6,437,305	21.35%	23.25%	0.00%
	2018	11/2/18	0.10%	1.65%	9.20	12.39	437,543	5,159,425	-12.51%	-12.29%	0.00%
Delaware VIP® Emerging Markets Series - Service Class
	2021		0.00%	3.20%	11.41	65.96	12,135,768	309,342,381	-6.18%	-3.13%	0.06%
	2020		0.00%	3.20%	12.16	69.36	11,969,697	322,522,115	20.76%	24.57%	0.50%
	2019		0.10%	3.20%	10.07	56.67	14,065,283	309,720,808	18.40%	22.13%	0.40%
	2018		0.10%	3.20%	8.50	47.22	15,437,755	283,921,470	-18.67%	-16.11%	3.13%
	2017		0.10%	3.20%	10.46	57.28	15,125,947	340,675,270	35.82%	39.81%	0.39%
Delaware VIP® Emerging Markets Series - Standard Class
	2021		0.35%	0.80%	14.71	17.21	87,920	1,433,474	-3.61%	-3.18%	0.33%
	2020		0.35%	0.80%	15.26	17.78	70,070	1,177,042	24.09%	24.65%	0.76%
	2019		0.35%	0.80%	12.30	14.26	52,106	686,362	21.65%	22.20%	0.68%
	2018		0.35%	0.80%	10.11	11.67	55,184	594,189	-16.48%	-16.10%	3.46%
	2017		0.35%	0.80%	12.11	12.29	41,673	522,700	39.43%	39.99%	0.55%
Delaware VIP® International Series - Standard Class
	2021		1.40%	1.65%	23.47	24.81	3,044	71,516	5.13%	5.38%	0.96%
	2020	12/11/20	1.40%	1.65%	22.27	23.59	3,133	69,855	1.71%	1.73%	0.00%
Delaware VIP® International Value Equity Series - Standard Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.02%
	2019		1.40%	1.65%	21.11	22.43	3,627	76,663	17.35%	17.65%	2.19%
	2018		1.40%	1.65%	17.95	19.11	3,820	68,628	-18.98%	-18.79%	2.68%
	2017		1.40%	1.65%	22.10	23.59	5,355	118,444	20.50%	20.81%	1.56%
Delaware VIP® Small Cap Value Series - Service Class
	2021		0.00%	3.30%	14.76	68.44	14,317,725	524,665,809	29.67%	34.01%	0.62%
	2020		0.00%	3.30%	11.07	51.79	15,945,578	456,544,703	-5.35%	-2.27%	1.03%
	2019		0.10%	3.30%	11.38	53.69	14,512,780	439,559,144	23.57%	27.59%	0.75%
	2018		0.10%	3.30%	8.96	42.63	13,877,293	341,699,725	-19.64%	-17.03%	0.60%
	2017		0.10%	3.30%	13.89	52.05	12,995,334	399,897,769	8.24%	11.42%	0.63%
Delaware VIP® Small Cap Value Series - Standard Class
	2021		0.35%	3.00%	15.60	69.73	262,637	9,029,082	30.45%	33.95%	0.83%
	2020		0.35%	3.00%	11.96	52.60	265,660	7,234,899	-4.80%	-2.25%	1.38%
	2019		0.35%	3.00%	12.56	54.38	274,883	8,139,766	24.35%	27.69%	1.06%
	2018		0.35%	3.00%	10.15	43.04	260,978	6,544,434	-19.02%	-17.01%	0.81%
	2017		0.35%	2.80%	13.77	52.40	162,616	7,202,342	9.45%	11.60%	0.86%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2021		0.35%	2.15%	11.66	17.75	145,224	1,993,690	10.35%	12.35%	1.95%
	2020		0.35%	2.15%	10.57	15.84	140,127	1,765,033	3.46%	5.34%	2.88%
	2019		0.35%	2.15%	10.22	15.07	131,573	1,605,304	12.25%	14.28%	3.77%
	2018		0.35%	2.15%	9.10	13.22	130,790	1,423,903	-11.07%	-9.46%	2.16%
	2017		0.35%	2.15%	10.23	14.64	100,462	1,263,779	5.13%	6.98%	2.27%
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2021		0.00%	3.20%	10.04	17.01	3,182,408	47,536,453	8.81%	12.24%	1.69%
	2020		0.10%	3.20%	9.23	15.24	3,245,554	43,922,109	2.00%	5.22%	2.44%
	2019		0.10%	3.20%	9.05	14.56	3,531,090	46,189,814	10.75%	14.23%	3.59%
	2018		0.10%	3.20%	8.17	12.82	3,915,118	45,538,756	-12.23%	-9.44%	1.92%
	2017		0.10%	3.20%	9.31	14.23	4,202,999	54,822,983	3.67%	6.69%	2.05%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
DWS Equity 500 Index VIP Portfolio - Class A
	2021		1.30%	2.65%	$31.64	$56.21	190,399	$7,700,222	25.04%	26.74%	1.45%
	2020		1.30%	2.65%	25.09	44.35	213,508	6,871,980	15.01%	16.57%	1.68%
	2019		1.30%	2.65%	21.63	38.05	229,813	6,382,046	27.76%	29.49%	2.01%
	2018		1.30%	2.65%	16.79	29.38	231,343	4,987,545	-7.15%	-5.88%	1.68%
	2017		1.30%	2.65%	17.93	31.22	251,209	5,802,183	18.36%	19.97%	1.82%
DWS Small Cap Index VIP Portfolio - Class A
	2021		1.30%	2.70%	26.86	55.06	61,167	3,012,588	11.45%	13.02%	0.86%
	2020		1.30%	2.70%	24.05	48.98	69,643	3,041,237	16.25%	17.89%	1.11%
	2019		1.30%	2.70%	20.65	41.78	78,447	2,924,463	21.89%	23.61%	1.06%
	2018		1.30%	2.70%	16.90	33.99	88,315	2,668,032	-13.60%	-12.38%	0.99%
	2017		1.30%	2.70%	19.53	39.00	104,861	3,639,672	11.28%	12.85%	0.94%
Eaton Vance VT Floating-Rate Income Fund - ADV Class
	2021		0.35%	0.80%	11.76	12.44	217,192	2,607,497	2.92%	3.38%	3.12%
	2020		0.35%	0.80%	11.42	12.04	148,477	1,738,666	1.46%	1.91%	3.65%
	2019		0.35%	0.80%	11.25	11.82	366,791	4,229,636	6.61%	7.11%	4.56%
	2018		0.35%	0.80%	10.54	11.05	349,424	3,771,341	-0.73%	-0.28%	4.03%
	2017		0.35%	0.80%	10.92	11.08	323,395	3,542,426	2.86%	3.27%	3.53%
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	2021		0.00%	1.65%	10.58	12.31	3,345,802	37,830,933	1.90%	3.50%	2.88%
	2020		0.10%	1.65%	10.35	11.92	3,102,671	34,403,696	0.34%	1.91%	3.30%
	2019		0.10%	1.65%	10.28	11.72	2,475,696	27,231,876	5.38%	7.02%	4.31%
	2018		0.10%	1.65%	10.30	10.97	2,249,181	23,547,360	-1.71%	-0.17%	3.80%
	2017		0.10%	1.65%	10.48	11.01	1,635,116	17,392,170	1.73%	3.12%	3.28%
Fidelity® VIP Balanced Portfolio - Initial Class
	2021		0.35%	0.90%	16.02	16.11	518,122	8,301,318	17.67%	17.85%	1.29%
	2020		0.35%	0.50%	13.60	13.65	133,330	1,814,503	21.78%	21.96%	2.29%
	2019	8/6/19	0.35%	0.50%	11.15	11.21	31,112	347,250	7.19%	9.58%	1.71%
Fidelity® VIP Balanced Portfolio - Service Class 2
	2021		0.00%	3.20%	14.87	16.18	16,868,108	262,567,558	14.27%	17.99%	0.80%
	2020		0.00%	3.20%	13.02	13.69	11,232,024	150,143,640	18.34%	22.00%	1.57%
	2019	5/23/19	0.10%	3.15%	11.01	11.22	3,292,818	36,582,102	2.97%	12.72%	2.36%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2021		0.35%	0.80%	24.75	28.95	355,708	9,130,307	26.82%	27.39%	0.06%
	2020		0.35%	0.80%	19.50	22.73	378,342	7,715,029	29.53%	30.11%	0.24%
	2019		0.35%	0.80%	15.05	17.48	239,284	3,823,811	30.53%	31.12%	0.49%
	2018		0.35%	0.80%	11.64	13.34	185,975	2,333,377	-7.12%	-6.70%	0.79%
	2017		0.35%	0.80%	14.10	14.31	124,900	1,754,755	20.90%	21.39%	1.03%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2021		0.00%	3.45%	14.11	68.44	32,346,146	1,637,867,768	23.19%	27.51%	0.03%
	2020		0.00%	3.45%	17.29	54.37	34,159,884	1,406,189,791	25.82%	30.10%	0.08%
	2019		0.10%	3.45%	13.44	42.30	38,215,142	1,237,669,901	26.82%	31.14%	0.22%
	2018		0.10%	3.45%	10.27	32.64	39,507,929	1,003,924,856	-9.63%	-6.73%	0.44%
	2017		0.10%	3.25%	14.23	35.42	40,386,161	1,133,923,370	17.76%	21.22%	0.78%
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class
	2021		0.35%	1.85%	14.71	15.89	50,644	787,542	8.00%	9.63%	1.10%
	2020		0.35%	1.85%	13.62	14.50	56,588	806,416	11.89%	13.58%	1.08%
	2019		0.35%	1.85%	12.18	12.70	62,687	789,129	15.73%	17.30%	2.31%
	2018	5/17/18	0.50%	1.85%	10.52	10.83	45,439	486,992	-7.08%	-5.90%	0.81%
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
	2021		0.30%	2.90%	11.82	15.82	2,059,073	30,399,690	6.74%	9.55%	0.99%
	2020		0.30%	2.90%	12.15	14.44	1,911,228	26,065,280	10.63%	13.55%	1.03%
	2019		0.30%	2.90%	10.81	12.72	1,713,771	20,866,844	14.33%	17.34%	1.75%
	2018		0.30%	2.90%	10.26	10.84	1,240,685	13,070,030	-8.03%	-5.66%	1.64%
	2017	1/17/17	0.30%	2.85%	11.16	11.49	535,374	6,058,541	3.45%	11.03%	1.78%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Portfolio - Initial Class
	2021		0.35%	2.50%	$30.51	$72.71	282,474	$11,862,192	20.20%	22.78%	0.00%
	2020		0.35%	2.50%	24.95	60.12	242,213	8,906,376	40.35%	43.39%	0.07%
	2019		0.35%	2.50%	17.47	42.56	233,494	6,288,142	30.98%	33.84%	0.26%
	2018		0.35%	2.50%	13.11	32.28	231,858	4,917,907	-2.64%	-0.52%	0.25%
	2017		0.35%	2.50%	15.67	32.93	216,809	4,933,313	31.81%	34.59%	0.22%
Fidelity® VIP Growth Portfolio - Service Class 2
	2021		0.00%	3.15%	14.23	70.35	7,813,444	386,768,324	19.09%	22.90%	0.00%
	2020		0.00%	3.15%	21.55	57.99	7,601,079	330,640,979	39.10%	43.41%	0.04%
	2019		0.10%	3.15%	15.06	40.93	7,977,868	251,667,952	29.82%	33.84%	0.06%
	2018		0.10%	3.15%	11.27	30.98	8,482,235	206,318,870	-3.53%	-0.53%	0.04%
	2017		0.10%	3.15%	14.33	31.70	8,868,563	221,914,221	30.65%	34.41%	0.08%
Fidelity® VIP Mid Cap Portfolio - Initial Class
	2021		0.35%	0.80%	19.14	21.43	220,470	4,416,236	24.60%	25.16%	0.67%
	2020		0.35%	0.80%	15.35	17.13	197,642	3,186,666	17.25%	17.78%	0.74%
	2019		0.35%	0.80%	13.09	14.55	158,179	2,188,212	22.46%	23.02%	0.91%
	2018		0.35%	0.80%	10.78	11.84	133,888	1,537,676	-15.22%	-14.84%	0.64%
	2017		0.35%	0.80%	13.71	13.90	139,425	1,896,503	19.85%	20.33%	0.79%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2021		0.00%	3.30%	14.84	40.43	19,534,075	688,709,850	21.24%	25.31%	0.36%
	2020		0.00%	3.30%	12.00	32.67	21,435,347	624,686,326	14.04%	17.75%	0.39%
	2019		0.10%	3.30%	10.32	28.06	22,835,648	576,800,583	19.17%	23.05%	0.68%
	2018		0.10%	3.30%	10.13	23.07	23,027,627	482,402,220	-17.54%	-14.86%	0.41%
	2017		0.10%	3.30%	13.63	27.41	23,254,716	583,214,185	16.74%	20.18%	0.49%
Fidelity® VIP Strategic Income Portfolio - Initial Class
	2021		0.35%	0.75%	12.47	13.10	386,530	4,915,692	2.96%	3.38%	3.00%
	2020		0.35%	0.75%	12.11	12.68	246,010	3,031,663	6.71%	7.14%	4.46%
	2019		0.35%	0.75%	11.35	11.84	162,197	1,868,659	10.06%	10.50%	3.23%
	2018		0.35%	0.75%	10.31	10.72	161,543	1,687,646	-3.30%	-2.91%	5.11%
	2017		0.35%	0.75%	11.05	11.05	55,269	605,430	7.36%	7.36%	3.40%
Fidelity® VIP Strategic Income Portfolio - Service Class 2
	2021		0.00%	1.65%	11.44	12.97	2,755,974	33,258,940	1.84%	3.43%	2.81%
	2020		0.10%	1.65%	11.20	12.56	1,987,790	23,533,905	5.41%	7.05%	3.18%
	2019		0.10%	1.65%	10.60	11.76	2,005,379	22,458,743	8.84%	10.54%	3.39%
	2018		0.10%	1.65%	10.14	10.66	1,732,722	17,817,027	-4.41%	-2.92%	3.82%
	2017		0.10%	1.65%	10.61	11.00	1,452,008	15,571,124	5.79%	7.22%	3.81%
First Trust Capital Strength Portfolio - Class I
	2021		0.00%	3.05%	14.26	14.96	3,892,572	57,129,801	21.53%	25.17%	0.64%
	2020	5/19/20	0.10%	3.05%	11.73	11.95	1,233,699	14,630,774	2.48%	18.48%	0.39%
First Trust Capital Strength Portfolio - Class II
	2021		0.35%	0.75%	14.92	14.96	82,498	1,230,975	24.98%	25.17%	0.92%
	2020	6/5/20	0.35%	0.50%	11.94	11.95	47,473	566,907	13.75%	14.26%	0.46%
First Trust Dorsey Wright Tactical Core Portfolio - Class I
	2021		0.00%	1.65%	12.75	17.03	869,127	12,453,859	12.01%	13.76%	0.39%
	2020		0.10%	1.65%	11.35	14.97	786,724	10,242,778	9.27%	10.98%	0.50%
	2019		0.10%	1.65%	10.35	13.49	825,592	9,938,685	19.01%	20.87%	0.64%
	2018		0.10%	1.65%	10.20	11.16	791,445	8,059,640	-9.59%	-8.18%	0.37%
	2017		0.10%	1.65%	11.32	11.61	420,699	4,797,488	15.74%	17.14%	0.68%
First Trust Dorsey Wright Tactical Core Portfolio - Class II
	2021		0.35%	0.40%	16.42	16.42	48,962	804,937	13.44%	13.44%	1.13%
	2020		0.35%	0.35%	14.47	14.47	2,081	30,116	10.57%	10.57%	0.65%
	2019		0.35%	0.35%	13.09	13.09	3,283	42,970	20.86%	20.86%	0.90%
	2018	5/21/18	0.35%	0.35%	10.83	10.83	2,723	29,491	-12.86%	-12.86%	0.53%
First Trust International Developed Capital Strength Portfolio - Class I
	2021		0.00%	1.65%	15.43	15.54	133,371	2,068,808	17.65%	18.12%	1.30%
	2020	6/30/20	0.95%	1.35%	13.12	13.15	39,739	522,061	6.23%	18.56%	0.86%
First Trust International Developed Capital Strength Portfolio - Class II
	2021		0.35%	0.40%	15.73	15.75	12,099	190,518	18.96%	19.02%	1.63%
	2020	8/4/20	0.35%	0.40%	13.23	13.23	4,642	61,412	8.52%	13.72%	0.79%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
First Trust Multi Income Allocation Portfolio - Class I
	2021		0.00%	1.65%	$11.73	$14.21	757,866	$9,949,680	10.84%	12.57%	2.34%
	2020		0.10%	1.65%	11.20	12.70	620,636	7,432,467	0.81%	2.38%	2.25%
	2019		0.10%	1.65%	11.07	12.48	610,843	7,280,654	14.48%	16.26%	2.48%
	2018		0.10%	1.65%	10.32	10.80	569,142	5,933,801	-6.00%	-4.53%	2.32%
	2017		0.10%	1.65%	10.99	11.54	502,593	5,591,237	4.31%	5.74%	2.63%
First Trust Multi Income Allocation Portfolio - Class II
	2021	6/17/21	0.35%	0.35%	13.54	13.54	3,432	46,482	4.87%	4.87%	2.52%
	2019		0.75%	0.75%	11.58	11.58	2,912	33,731	15.70%	15.70%	2.53%
	2018		0.75%	0.75%	10.01	10.01	4,008	40,117	-4.82%	-4.82%	0.72%
	2017		0.80%	0.80%	11.43	11.43	4,292	49,057	5.38%	5.38%	2.78%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
	2021		0.00%	3.30%	13.36	18.41	14,878,992	225,622,964	8.61%	12.14%	0.96%
	2020		0.10%	3.30%	12.07	16.45	14,602,856	201,041,734	4.31%	7.70%	1.52%
	2019		0.10%	3.50%	11.35	15.31	13,930,199	181,711,700	16.85%	20.65%	1.65%
	2018		0.10%	3.30%	10.44	12.71	11,721,892	129,518,622	-8.00%	-5.10%	1.73%
	2017		0.20%	3.30%	12.77	13.41	7,202,721	86,187,711	11.62%	13.13%	1.75%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II
	2021		0.35%	1.85%	15.08	18.64	108,672	1,757,379	10.43%	12.10%	1.23%
	2020		0.35%	1.85%	13.66	16.64	104,706	1,511,108	6.14%	7.75%	1.77%
	2019		0.35%	1.85%	12.87	15.45	97,430	1,305,508	18.80%	20.53%	5.00%
	2018		0.40%	1.85%	11.15	12.82	2,873	32,956	-5.07%	-4.98%	1.01%
	2017		0.40%	0.70%	13.49	13.49	16,142	190,458	13.30%	13.30%	7.14%
Franklin Allocation VIP Fund - Class 1
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.77%
	2018	8/3/18	0.35%	0.35%	10.75	10.75	3,571	38,377	-11.41%	-11.41%	0.00%
Franklin Allocation VIP Fund - Class 4
	2021		0.30%	2.65%	12.51	14.36	1,340,027	18,023,792	8.62%	10.59%	1.53%
	2020		0.80%	2.65%	11.52	13.02	1,077,880	13,333,617	8.83%	10.69%	1.35%
	2019		0.95%	2.85%	10.53	11.78	750,145	8,669,118	17.61%	18.43%	3.28%
	2018		0.30%	1.65%	9.71	10.34	740,202	7,304,811	-11.06%	-9.85%	2.77%
	2017		0.30%	1.65%	10.92	11.47	732,709	8,112,121	9.95%	11.45%	2.47%
Franklin Income VIP Fund - Class 1
	2021		0.35%	0.75%	14.74	14.92	42,290	628,862	16.54%	16.60%	4.69%
	2020		0.35%	0.40%	12.65	12.80	28,069	357,333	0.57%	0.62%	6.93%
	2019		0.35%	0.40%	12.58	12.72	25,083	315,920	15.96%	16.01%	6.02%
	2018		0.35%	0.40%	10.85	10.97	19,153	207,839	-4.48%	-4.43%	4.93%
	2017		0.35%	0.40%	11.35	11.35	14,320	162,608	9.50%	9.50%	4.11%
Franklin Income VIP Fund - Class 2
	2021		0.60%	3.30%	11.55	21.70	22,180,254	449,714,685	12.97%	16.06%	4.65%
	2020		0.60%	3.30%	10.23	18.82	25,321,024	446,642,199	-2.58%	0.09%	5.86%
	2019		0.60%	3.30%	10.50	18.92	27,183,377	483,947,543	12.29%	15.37%	5.38%
	2018		0.60%	3.30%	9.43	16.51	30,278,073	471,959,619	-7.32%	-4.87%	4.81%
	2017		0.60%	3.20%	12.99	17.77	34,344,379	567,940,664	6.22%	9.01%	4.14%
Franklin Income VIP Fund - Class 4
	2021		0.00%	3.05%	12.32	14.83	9,798,060	133,883,773	13.09%	16.47%	4.32%
	2020		0.10%	3.05%	10.71	12.73	9,016,042	107,144,516	-2.44%	0.48%	5.60%
	2019		0.10%	3.05%	10.80	12.67	8,805,135	105,390,148	12.73%	15.93%	5.09%
	2018		0.10%	2.90%	10.07	10.93	6,771,298	70,769,556	-7.15%	-4.51%	4.54%
	2017		0.10%	2.90%	10.71	11.25	4,684,359	51,699,616	7.76%	9.22%	3.70%
Franklin Multi-Asset Variable Conservative Growth - Class I
	2021		0.70%	0.70%	14.45	14.45	6,874	99,361	10.69%	10.69%	3.88%
	2020	1/15/20	0.70%	0.70%	13.06	13.06	184	2,401	9.50%	9.50%	0.48%
Franklin Multi-Asset Variable Conservative Growth - Class II
	2021		0.30%	2.85%	12.99	14.63	1,222,099	16,920,659	8.00%	10.79%	3.36%
	2020		0.30%	2.90%	11.85	13.20	966,336	12,184,374	7.60%	10.44%	2.07%
	2019		0.30%	3.00%	11.18	11.96	710,393	8,211,581	13.64%	16.59%	2.47%
	2018		0.30%	2.85%	9.87	10.26	403,054	4,053,245	-7.05%	-4.84%	4.14%
	2017	6/26/17	0.30%	2.65%	10.62	10.78	90,766	970,818	2.28%	5.70%	5.25%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Mutual Shares VIP Fund - Class 1
	2021		0.35%	0.80%	$14.30	$15.27	57,620	$852,884	18.57%	19.11%	3.06%
	2020		0.35%	0.80%	12.05	12.83	59,178	736,952	-5.61%	-5.18%	3.08%
	2019		0.35%	0.80%	12.76	13.53	54,224	715,481	21.94%	22.49%	2.10%
	2018		0.35%	0.80%	10.56	11.05	53,834	582,190	-9.22%	-9.17%	2.33%
	2017		0.35%	0.40%	12.18	12.18	71,025	860,472	8.20%	8.20%	2.52%
Franklin Mutual Shares VIP Fund - Class 2
	2021		0.60%	3.25%	12.14	23.73	30,580,457	601,705,908	15.36%	18.46%	2.81%
	2020		0.60%	3.25%	10.51	20.03	37,068,582	619,818,323	-8.08%	-5.61%	2.92%
	2019		0.60%	3.25%	11.42	21.22	36,127,419	643,775,979	18.65%	21.84%	1.81%
	2018		0.60%	3.25%	9.61	17.42	40,190,663	591,454,706	-11.97%	-9.61%	2.34%
	2017		0.60%	3.25%	13.59	19.64	44,497,302	728,816,598	4.94%	7.70%	2.24%
Franklin Mutual Shares VIP Fund - Class 4
	2021		0.10%	3.10%	11.95	14.97	3,378,079	45,561,557	15.43%	18.94%	2.81%
	2020		0.10%	3.10%	10.17	12.61	3,280,167	37,669,699	-8.07%	-5.26%	2.91%
	2019		0.10%	3.10%	10.87	13.34	2,882,792	35,459,669	18.70%	22.31%	1.86%
	2018		0.10%	3.10%	9.78	10.92	2,301,086	23,524,946	-11.94%	-9.25%	2.61%
	2017		0.10%	3.10%	11.48	12.06	1,435,367	16,484,322	6.48%	7.93%	2.42%
Franklin Rising Dividends VIP Fund - Class 1
	2021		0.35%	0.75%	21.53	25.55	88,028	2,039,764	26.15%	26.66%	1.01%
	2020		0.35%	0.75%	17.37	20.18	64,229	1,217,135	15.76%	15.82%	1.41%
	2019		0.35%	0.40%	15.00	17.43	53,275	883,704	29.07%	29.13%	1.48%
	2018		0.35%	0.40%	11.61	13.51	45,370	601,230	-5.22%	-5.17%	1.55%
	2017		0.35%	0.40%	14.25	14.25	49,056	693,179	20.37%	20.37%	1.76%
Franklin Rising Dividends VIP Fund - Class 4
	2021		0.00%	1.65%	14.21	25.08	2,673,806	53,518,808	24.56%	26.63%	0.83%
	2020		0.00%	1.65%	13.65	19.87	2,165,046	36,745,313	13.95%	15.73%	1.21%
	2019		0.10%	1.65%	11.94	17.20	2,162,980	32,977,397	27.04%	29.03%	1.13%
	2018		0.10%	1.65%	11.79	13.36	1,708,026	21,457,458	-6.72%	-5.26%	1.16%
	2017		0.10%	1.65%	13.45	14.13	1,650,892	22,517,549	18.43%	20.04%	1.48%
Franklin Small Cap Value VIP Fund - Class 1
	2021		0.35%	0.75%	17.81	18.99	106,695	1,925,118	25.17%	25.23%	1.06%
	2020		0.35%	0.40%	14.22	15.17	58,221	850,613	4.99%	5.04%	1.67%
	2019		0.35%	0.75%	13.36	14.45	43,860	615,116	25.78%	26.28%	1.31%
	2018		0.35%	0.75%	10.72	11.45	33,254	373,521	-13.04%	-12.99%	1.16%
	2017		0.35%	0.80%	12.98	13.17	47,120	616,408	10.03%	10.47%	0.79%
Franklin Small Cap Value VIP Fund - Class 4
	2021		0.00%	1.65%	13.58	18.78	1,116,862	17,478,328	23.12%	25.05%	0.88%
	2020		0.10%	1.65%	10.99	15.08	759,726	10,073,132	3.41%	5.03%	1.36%
	2019		0.10%	1.65%	10.60	14.41	717,767	9,346,379	24.16%	26.10%	0.91%
	2018		0.10%	1.65%	10.63	11.48	593,847	6,370,979	-14.43%	-13.09%	0.73%
	2017		0.10%	1.65%	12.43	13.05	570,206	7,200,733	8.75%	10.23%	0.43%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2021		0.35%	0.75%	24.71	27.88	66,935	1,706,238	9.43%	9.87%	0.00%
	2020		0.35%	0.75%	22.58	25.39	65,997	1,538,967	54.36%	54.98%	0.00%
	2019		0.35%	0.75%	14.83	16.39	48,238	730,956	31.28%	31.34%	0.00%
	2018		0.35%	0.40%	11.29	12.48	32,393	382,682	-5.53%	-5.49%	0.00%
	2017		0.35%	0.80%	13.03	13.22	18,010	234,958	20.78%	21.26%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 4
	2021		0.00%	1.65%	18.98	27.35	692,799	15,743,362	8.06%	9.75%	0.00%
	2020		0.10%	1.65%	17.51	24.97	630,879	13,631,540	52.47%	54.85%	0.00%
	2019		0.10%	1.65%	11.45	16.16	555,448	7,984,799	29.12%	31.13%	0.00%
	2018		0.10%	1.65%	11.60	12.35	477,717	5,536,817	-7.01%	-5.55%	0.00%
	2017		0.10%	1.65%	12.47	13.10	431,083	5,462,010	19.32%	20.94%	0.00%
Goldman Sachs VIT Government Money Market Fund - Institutional Shares
	2021		0.40%	0.80%	9.92	10.23	32,509	330,087	-0.79%	-0.39%	0.01%
	2020		0.40%	0.80%	10.00	10.27	31,244	318,585	-0.37%	0.03%	0.50%
	2019		0.40%	0.80%	10.04	10.27	47,589	486,543	1.30%	1.71%	2.09%
	2018		0.40%	0.80%	9.91	10.10	62,918	633,355	0.92%	1.33%	1.73%
	2017		0.40%	0.80%	9.82	9.96	45,870	456,074	-0.04%	0.36%	0.75%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Government Money Market Fund - Service Shares
	2021		0.30%	1.65%	$9.19	$10.19	1,681,576	$16,222,063	-1.63%	-0.29%	0.01%
	2020		0.30%	1.65%	9.34	10.22	2,756,876	26,767,743	-1.38%	-0.04%	0.23%
	2019		0.30%	1.65%	9.47	10.22	2,491,076	24,395,322	0.20%	1.56%	1.84%
	2018		0.30%	1.65%	9.45	10.06	2,387,748	23,299,366	-0.18%	1.18%	1.46%
	2017		0.30%	1.65%	9.47	9.95	3,611,288	34,978,630	-1.13%	0.21%	0.49%
Goldman Sachs VIT Large Cap Value Fund - Service Shares
	2021		0.60%	2.60%	22.57	35.56	4,431,345	142,350,491	20.75%	23.19%	0.87%
	2020		0.60%	2.60%	18.69	28.86	5,431,793	142,101,185	1.08%	3.13%	1.17%
	2019		0.60%	2.60%	18.48	27.99	5,538,746	141,063,268	22.39%	24.86%	1.21%
	2018		0.60%	2.60%	15.09	22.42	6,191,236	126,845,108	-11.08%	-9.27%	1.00%
	2017		0.60%	2.60%	16.96	24.59	6,809,713	154,363,612	6.76%	8.85%	1.40%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares
	2021		0.95%	1.65%	9.77	11.05	262,683	2,752,056	2.94%	3.67%	1.42%
	2020		0.95%	1.65%	9.50	10.66	241,213	2,417,479	4.84%	5.57%	1.84%
	2019		0.95%	1.65%	9.06	10.10	249,085	2,333,418	6.83%	7.58%	2.61%
	2018		0.95%	1.65%	8.48	8.70	249,024	2,161,499	-8.62%	-8.11%	2.22%
	2017		1.10%	1.65%	9.28	9.47	257,412	2,427,961	3.42%	3.99%	2.03%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares
	2021		0.35%	0.75%	11.09	11.82	157,615	1,859,385	4.24%	4.66%	1.87%
	2020		0.35%	0.75%	10.60	11.29	79,700	894,929	6.27%	6.69%	2.33%
	2019		0.35%	0.75%	9.94	10.58	68,465	720,081	8.29%	8.73%	4.63%
	2018		0.35%	0.75%	9.14	9.73	21,054	202,565	-7.44%	-7.06%	3.47%
	2017		0.35%	0.80%	9.70	9.84	10,683	107,351	4.76%	5.18%	3.00%
Goldman Sachs VIT Strategic Income Fund - Advisor Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.17%
	2017		0.10%	1.65%	8.96	9.41	536,343	4,879,730	-3.92%	-2.62%	0.77%
Goldman Sachs VIT Strategic Income Fund - Institutional Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.66%
	2017		0.40%	0.40%	9.52	9.52	2,368	22,542	-2.43%	-2.43%	1.04%
Guggenheim VT Long Short Equity
	2021		0.00%	1.65%	12.11	14.45	451,839	6,060,083	21.77%	23.67%	0.69%
	2020		0.10%	1.65%	9.91	11.71	330,534	3,670,727	3.21%	4.82%	0.81%
	2019		0.10%	1.65%	9.58	11.19	378,329	4,043,131	3.81%	5.43%	0.57%
	2018		0.10%	1.65%	9.92	10.64	365,543	3,736,544	-14.36%	-13.02%	0.00%
	2017		0.10%	1.65%	11.67	12.25	405,110	4,812,811	12.97%	14.51%	0.34%
Guggenheim VT Multi-Hedge Strategies
	2021		0.00%	1.65%	10.89	12.41	729,389	8,557,830	6.34%	8.10%	0.00%
	2020		0.00%	1.65%	10.53	11.52	575,291	6,299,090	5.63%	7.28%	1.35%
	2019		0.10%	1.65%	9.97	10.76	473,670	4,851,999	3.29%	4.70%	2.38%
	2018		0.30%	1.65%	9.65	10.27	477,558	4,710,177	-6.63%	-5.36%	0.00%
	2017		0.30%	1.65%	10.33	10.85	448,100	4,707,985	1.98%	3.37%	0.00%
Hartford Capital Appreciation HLS Fund - Class IA
	2021		0.40%	0.40%	22.75	22.75	4,686	106,578	14.30%	14.30%	0.48%
	2020		0.40%	0.40%	19.90	19.90	4,679	93,109	21.43%	21.43%	1.00%
	2019		0.40%	0.40%	16.39	16.39	4,672	76,568	30.76%	30.76%	1.23%
	2018		0.40%	0.40%	12.53	12.53	4,665	58,474	-7.33%	-7.33%	0.75%
	2017		0.40%	0.40%	13.52	13.52	7,331	99,163	21.65%	21.65%	1.12%
Hartford Capital Appreciation HLS Fund - Class IC
	2021		0.00%	1.65%	15.49	22.07	932,677	17,526,560	12.32%	14.07%	0.03%
	2020		0.10%	1.65%	13.75	19.38	958,021	16,220,407	19.33%	21.20%	0.48%
	2019		0.10%	1.65%	11.48	16.03	968,891	13,944,694	28.49%	30.50%	1.01%
	2018		0.10%	1.65%	10.24	12.30	899,996	10,465,181	-8.93%	-7.51%	0.44%
	2017		0.10%	1.65%	12.69	13.33	926,942	11,917,596	19.52%	21.14%	0.73%
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares
	2021		0.35%	0.80%	15.13	16.56	113,597	1,835,930	9.34%	9.83%	0.00%
	2020		0.35%	0.80%	13.84	15.08	92,331	1,350,062	20.53%	21.08%	1.01%
	2019		0.35%	0.80%	11.48	12.45	67,327	803,467	27.58%	28.15%	1.04%
	2018		0.35%	0.80%	9.00	9.72	59,304	548,576	-20.06%	-19.70%	1.15%
	2017		0.35%	0.80%	11.26	11.42	123,723	1,458,185	25.29%	25.79%	1.02%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
	2021		0.00%	1.65%	$12.73	$17.18	1,353,246	$19,096,569	8.32%	10.01%	0.00%
	2020		0.10%	1.65%	11.72	15.62	1,345,471	17,506,199	19.06%	20.92%	0.63%
	2019		0.10%	1.65%	9.81	12.91	1,475,585	16,258,622	25.86%	27.82%	0.71%
	2018		0.10%	1.65%	8.58	10.10	1,423,208	12,469,156	-20.87%	-19.63%	0.60%
	2017		0.10%	1.65%	10.85	11.39	1,242,004	13,750,691	24.38%	26.07%	1.19%
Invesco V.I. American Franchise Fund - Series I Shares
	2021		1.40%	1.80%	15.25	26.28	115,676	2,890,695	9.75%	10.37%	0.00%
	2020		1.40%	1.80%	13.90	23.81	141,921	3,225,824	39.55%	40.38%	0.07%
	2019		1.40%	1.80%	9.96	16.96	158,174	2,557,796	34.31%	34.86%	0.00%
	2018		1.40%	1.80%	7.41	12.58	180,290	2,134,044	-5.35%	-4.96%	0.00%
	2017		1.40%	1.80%	7.83	13.24	217,758	2,712,314	25.07%	25.57%	0.08%
Invesco V.I. American Franchise Fund - Series II Shares
	2021		1.35%	2.45%	33.19	46.37	24,106	862,512	8.99%	10.10%	0.00%
	2020		1.35%	2.45%	30.30	42.17	71,670	2,259,135	38.59%	40.03%	0.00%
	2019		1.35%	2.45%	21.75	30.11	74,439	1,682,864	33.14%	34.73%	0.00%
	2018		1.30%	2.45%	16.25	22.35	78,152	1,328,366	-6.18%	-5.11%	0.00%
	2017		1.35%	2.45%	17.23	23.55	83,516	1,494,190	24.33%	25.36%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares
	2021		0.35%	0.75%	13.74	14.04	112,214	1,573,971	8.73%	9.16%	3.16%
	2020		0.35%	0.75%	12.64	14.00	116,574	1,502,282	9.40%	9.84%	7.89%
	2019		0.35%	0.75%	11.55	12.76	117,307	1,376,482	14.35%	14.80%	0.00%
	2018		0.35%	0.75%	10.20	11.12	64,161	657,219	-6.83%	-6.79%	1.57%
	2017		0.35%	0.40%	11.93	11.93	66,358	741,488	9.72%	9.72%	6.19%
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
	2021		0.10%	1.65%	11.95	15.11	945,568	12,976,823	7.47%	8.91%	2.98%
	2020		0.30%	1.65%	11.30	13.51	973,150	12,389,796	8.19%	9.44%	7.49%
	2019		0.10%	1.65%	10.41	12.37	1,158,549	13,686,453	13.00%	14.77%	0.00%
	2018		0.10%	1.65%	10.37	10.84	1,119,612	11,799,469	-8.24%	-7.36%	1.29%
	2017		0.30%	1.65%	11.30	11.87	1,218,734	13,988,224	8.03%	9.50%	4.05%
Invesco V.I. Comstock Fund - Series I Shares
	2021		0.35%	0.75%	18.83	19.48	24,823	471,885	32.83%	32.89%	1.68%
	2020		0.35%	0.40%	14.17	14.67	25,747	369,225	-1.25%	-1.20%	2.49%
	2019		0.35%	0.40%	14.34	14.85	20,436	297,683	24.80%	24.86%	2.16%
	2018		0.35%	0.40%	11.90	11.90	12,328	145,372	-12.51%	-12.51%	1.80%
	2017		0.40%	0.40%	13.60	13.60	8,926	121,431	17.38%	17.38%	2.19%
Invesco V.I. Comstock Fund - Series II Shares
	2021		0.00%	1.65%	13.32	19.27	811,508	13,265,044	30.87%	32.91%	1.84%
	2020		0.10%	1.65%	10.15	14.53	561,979	7,440,826	-2.71%	-1.19%	2.05%
	2019		0.10%	1.65%	10.40	14.73	596,983	8,185,352	22.90%	24.82%	1.77%
	2018		0.10%	1.65%	11.11	11.83	548,969	6,209,675	-13.80%	-12.45%	1.57%
	2017		0.10%	1.65%	12.88	13.54	409,711	5,376,964	15.65%	17.22%	2.15%
Invesco V.I. Core Equity Fund - Series I Shares
	2021		1.40%	2.35%	19.26	37.45	248,876	6,659,287	24.77%	25.96%	0.66%
	2020		1.40%	2.35%	15.35	29.96	272,343	5,761,569	11.20%	12.27%	1.34%
	2019		1.40%	2.35%	13.73	26.88	296,838	5,603,944	25.97%	27.17%	0.92%
	2018		1.40%	2.35%	10.84	21.30	335,446	5,001,761	-11.50%	-10.66%	0.89%
	2017		1.40%	2.35%	12.18	24.02	375,246	6,275,565	10.55%	11.60%	1.01%
Invesco V.I. Core Equity Fund - Series II Shares
	2021		1.30%	2.65%	27.61	38.71	45,226	1,373,234	24.05%	25.74%	0.43%
	2020		1.30%	2.65%	22.11	30.78	54,655	1,322,183	10.60%	12.10%	1.03%
	2019		1.30%	2.65%	19.85	27.46	61,289	1,326,705	25.30%	27.00%	0.17%
	2018		1.30%	2.65%	15.73	21.62	68,621	1,170,191	-11.89%	-10.78%	0.00%
	2017		1.30%	2.55%	17.74	24.23	75,828	1,453,158	10.04%	11.42%	0.78%
Invesco V.I. Diversified Dividend Fund - Series I Shares
	2021		0.35%	0.35%	15.26	15.26	39,454	601,997	18.48%	18.48%	1.93%
	2020		0.35%	0.40%	12.88	15.30	47,613	620,376	-0.26%	-0.21%	2.77%
	2019		0.35%	0.40%	12.91	15.33	58,955	768,072	24.59%	24.65%	3.16%
	2018		0.35%	0.40%	10.35	12.31	37,564	394,884	-7.94%	-7.90%	3.78%
	2017		0.35%	0.40%	13.37	13.37	8,895	106,527	8.14%	8.14%	1.48%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Diversified Dividend Fund - Series II Shares
	2021		0.00%	1.65%	$13.29	$17.93	1,397,888	$22,651,671	16.65%	18.48%	2.01%
	2020		0.10%	1.65%	11.36	15.19	1,280,565	17,952,700	-1.77%	-0.23%	2.91%
	2019		0.10%	1.65%	11.53	15.29	1,324,608	18,959,768	22.73%	24.65%	2.66%
	2018		0.10%	1.65%	10.55	12.32	1,465,453	17,127,260	-9.32%	-7.90%	2.16%
	2017		0.10%	1.65%	12.66	13.30	1,528,267	19,649,940	6.57%	8.02%	1.54%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares
	2021		0.35%	1.85%	19.76	24.15	397,135	8,394,359	26.81%	28.72%	1.21%
	2020		0.35%	2.05%	15.59	18.77	346,118	5,660,570	10.68%	12.35%	1.27%
	2019		0.35%	1.85%	14.45	16.72	373,549	5,460,830	27.89%	28.34%	2.40%
	2018		0.35%	0.70%	11.26	13.03	65,725	749,917	-8.24%	-8.20%	2.25%
	2017		0.35%	0.40%	14.20	14.20	4,928	69,192	18.11%	18.11%	0.80%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
	2021		0.10%	3.30%	16.12	23.88	16,211,890	318,950,401	24.70%	28.76%	1.10%
	2020		0.10%	3.30%	12.68	18.59	15,202,564	236,135,426	8.77%	12.30%	1.33%
	2019		0.10%	3.30%	11.43	16.58	13,948,568	196,609,698	24.29%	28.33%	1.67%
	2018		0.10%	3.30%	10.74	12.95	9,815,299	110,864,159	-11.09%	-8.20%	1.14%
	2017		0.10%	3.30%	13.45	14.13	5,966,643	75,567,257	16.39%	17.97%	0.92%
Invesco V.I. Equity and Income Fund - Series I Shares
	2021		0.35%	0.35%	16.83	16.83	27,550	463,647	18.24%	18.24%	2.54%
	2020		0.35%	0.35%	14.23	14.23	3,342	47,570	9.57%	9.57%	2.47%
	2019		0.35%	0.35%	12.99	12.99	3,527	45,823	19.94%	19.94%	2.55%
	2018		0.35%	0.35%	10.83	10.83	3,693	39,997	-9.82%	-9.82%	2.20%
	2017		0.35%	0.35%	12.01	12.01	3,875	46,538	10.65%	10.65%	1.89%
Invesco V.I. Equity and Income Fund - Series II Shares
	2021		0.00%	1.65%	13.30	17.43	784,608	12,702,304	16.41%	18.24%	1.67%
	2020		0.10%	1.65%	11.39	14.80	811,963	11,377,077	7.86%	9.55%	2.17%
	2019		0.10%	1.65%	10.60	13.97	922,561	12,115,489	18.05%	19.89%	2.17%
	2018		0.10%	1.65%	10.64	11.67	1,199,440	13,403,180	-11.21%	-9.82%	1.98%
	2017		0.10%	1.65%	12.35	12.97	1,254,798	15,729,297	8.97%	10.45%	1.69%
Invesco V.I. Global Fund - Series II Shares
	2021		0.65%	2.20%	27.92	55.63	173,969	8,366,964	12.65%	14.42%	0.00%
	2020		0.65%	2.20%	24.74	48.62	209,459	8,798,039	24.57%	26.51%	0.42%
	2019		0.65%	2.55%	19.83	38.43	258,694	8,582,552	28.60%	30.60%	0.63%
	2018		0.65%	2.20%	15.40	29.42	297,879	7,555,174	-15.28%	-13.95%	0.76%
	2017		0.65%	2.20%	18.15	34.20	304,884	9,047,815	33.36%	35.44%	0.73%
Invesco V.I. International Growth Fund - Series I Shares
	2021		0.35%	3.20%	13.24	38.01	141,077	2,676,292	2.55%	5.52%	1.28%
	2020		0.35%	3.20%	12.91	36.57	141,766	2,757,658	10.40%	13.60%	2.51%
	2019		0.35%	3.20%	11.55	32.68	118,734	2,081,486	24.77%	28.13%	1.50%
	2018		0.35%	3.00%	9.14	25.89	128,582	1,837,051	-17.24%	-15.32%	2.08%
	2017		0.40%	2.70%	10.93	26.72	130,870	2,274,702	19.73%	22.51%	1.41%
Invesco V.I. International Growth Fund - Series II Shares
	2021		0.00%	3.30%	11.81	37.58	3,537,872	91,553,956	2.19%	5.50%	1.10%
	2020		0.10%	3.30%	11.56	36.05	3,307,565	82,073,552	10.05%	13.63%	2.16%
	2019		0.10%	3.30%	10.50	32.11	3,354,808	75,031,915	24.08%	28.11%	1.34%
	2018		0.10%	3.30%	8.40	25.37	2,963,605	52,694,832	-17.92%	-15.29%	1.94%
	2017		0.10%	3.25%	11.01	30.31	2,328,323	48,910,426	19.16%	22.36%	1.36%
Invesco V.I. Main Street Small Cap Fund® - Series I Shares
	2021		0.35%	0.75%	19.92	22.86	84,786	1,738,925	21.64%	22.12%	0.34%
	2020		0.35%	0.75%	16.38	18.73	112,109	1,901,289	19.03%	19.51%	0.94%
	2019		0.35%	0.75%	13.76	15.68	38,838	571,950	25.53%	26.03%	0.20%
	2018		0.35%	0.75%	11.07	12.45	51,206	620,961	-10.68%	-10.64%	0.28%
	2017		0.35%	0.40%	13.93	13.93	43,802	605,697	13.70%	13.70%	0.84%
Invesco V.I. Main Street Small Cap Fund® - Series II Shares
	2021		0.00%	1.65%	14.85	22.60	1,317,128	25,105,654	20.26%	22.26%	0.20%
	2020		0.00%	1.65%	12.55	18.54	1,102,313	18,283,281	17.68%	19.52%	0.36%
	2019		0.10%	1.65%	10.63	15.54	1,195,112	17,135,467	24.07%	26.01%	0.00%
	2018		0.10%	1.65%	11.54	12.36	949,678	11,092,256	-12.00%	-10.63%	0.06%
	2017		0.10%	1.65%	13.19	13.86	793,691	10,623,910	12.05%	13.57%	0.62%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Balanced Portfolio - Service Shares
	2021		1.30%	2.75%	$27.18	$41.99	404,257	$15,970,597	13.74%	15.40%	0.67%
	2020		1.30%	2.75%	21.09	36.39	436,090	14,946,703	10.94%	12.56%	1.46%
	2019		1.30%	2.75%	19.00	32.33	498,402	15,219,007	18.96%	20.69%	1.66%
	2018		1.30%	2.75%	15.96	26.79	505,687	12,820,064	-2.30%	-0.87%	1.80%
	2017		1.30%	2.75%	16.33	27.02	552,754	14,184,144	14.99%	16.61%	1.37%
Janus Henderson Enterprise Portfolio - Service Shares
	2021		1.30%	2.65%	48.55	87.62	83,647	6,154,199	13.49%	15.04%	0.25%
	2020		1.30%	2.65%	42.61	76.17	120,278	7,555,666	16.07%	17.64%	0.00%
	2019		1.30%	2.65%	36.56	64.74	132,885	7,137,194	31.63%	33.41%	0.05%
	2018		1.30%	2.65%	26.76	48.53	149,727	6,071,716	-3.26%	-1.94%	0.11%
	2017		1.30%	2.65%	27.62	49.49	165,010	6,869,000	23.79%	25.45%	0.14%
Janus Henderson Global Research Portfolio - Service Shares
	2021		1.35%	2.20%	26.78	35.88	21,725	623,350	15.10%	16.20%	0.36%
	2020		1.35%	2.20%	23.18	30.87	22,724	560,222	17.05%	18.15%	0.52%
	2019		1.35%	2.20%	19.73	26.13	28,434	597,262	25.83%	26.98%	0.83%
	2018		1.35%	2.20%	15.63	20.58	37,020	626,421	-9.11%	-8.33%	0.96%
	2017		1.30%	2.20%	17.16	22.66	36,620	680,597	23.93%	25.14%	0.67%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	2021		0.35%	2.05%	10.48	11.44	691,807	7,859,354	-3.36%	-1.70%	1.83%
	2020		0.35%	2.05%	10.84	11.64	558,724	6,468,124	5.66%	7.47%	1.99%
	2019		0.35%	2.05%	10.71	10.83	410,701	4,426,567	7.42%	7.80%	2.18%
	2018		0.35%	0.70%	9.97	10.04	190,274	1,905,578	-0.65%	-0.30%	2.20%
	2017	4/4/17	0.35%	0.70%	10.03	10.07	82,448	829,860	0.32%	2.08%	2.00%
JPMorgan Insurance Trust Core Bond Portfolio - Class 2
	2021		0.00%	3.30%	9.70	11.55	20,669,180	220,288,614	-4.86%	-1.76%	1.75%
	2020		0.10%	3.30%	10.19	11.64	20,798,875	228,826,408	4.19%	7.57%	1.84%
	2019		0.10%	3.30%	9.78	10.85	12,977,026	134,203,891	4.37%	7.76%	2.19%
	2018		0.10%	3.30%	9.40	10.04	8,070,092	78,588,013	-3.32%	-0.33%	2.18%
	2017	1/9/17	0.10%	3.45%	9.69	10.07	4,769,037	47,244,356	-1.34%	2.35%	1.73%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
	2021		0.30%	2.85%	13.41	15.53	363,273	5,321,740	6.19%	8.56%	0.82%
	2020		0.65%	2.85%	12.63	14.31	378,517	5,150,441	12.16%	14.65%	1.69%
	2019		0.30%	2.85%	11.29	12.69	432,375	5,174,838	13.36%	16.22%	2.04%
	2018		0.30%	2.95%	9.96	10.92	549,211	5,691,991	-8.90%	-6.59%	0.00%
	2017		0.30%	2.80%	10.93	11.68	524,453	5,931,871	13.63%	16.49%	1.52%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	2021		0.35%	0.40%	13.75	13.75	34,110	469,603	8.13%	8.13%	2.93%
	2020		0.35%	0.35%	12.72	12.72	32,246	410,048	5.08%	5.08%	3.41%
	2019		0.35%	0.35%	12.10	12.10	28,554	345,550	14.16%	14.16%	4.51%
	2018		0.35%	0.35%	10.60	10.60	4,859	51,509	-4.97%	-4.97%	0.00%
	2017	5/10/17	0.35%	0.35%	11.15	11.15	5,016	55,956	6.39%	6.39%	3.73%
JPMorgan Insurance Trust Income Builder Portfolio - Class 2
	2021		0.10%	1.65%	11.87	13.89	393,770	4,990,123	6.45%	8.11%	2.64%
	2020		0.10%	1.65%	11.12	12.85	394,554	4,675,388	3.49%	5.11%	3.26%
	2019		0.10%	1.65%	10.71	12.24	392,098	4,466,970	12.40%	14.15%	3.27%
	2018		0.10%	1.65%	10.22	10.74	302,417	3,101,853	-6.47%	-5.01%	0.00%
	2017		0.10%	1.65%	10.93	11.33	190,873	2,108,619	9.88%	11.37%	4.30%
Lincoln iShares® Fixed Income Allocation Fund - Standard Class
	2021		0.75%	0.75%	11.56	11.56	4,172	48,239	-2.33%	-2.33%	1.40%
	2020	8/27/20	0.75%	0.75%	11.84	11.84	4,378	51,826	0.41%	0.41%	1.63%
Lincoln iShares® Global Growth Allocation Fund - Standard Class
	2021		0.75%	0.75%	16.34	16.34	35,908	586,698	13.06%	13.06%	1.77%
	2020		0.75%	0.75%	14.45	14.45	45,407	656,216	12.45%	12.45%	1.65%
	2019		0.75%	0.75%	12.85	12.85	45,795	588,554	21.04%	21.04%	2.64%
	2018		0.75%	0.75%	10.62	10.62	46,187	490,404	-7.17%	-7.17%	2.01%
	2017	5/30/17	0.75%	0.75%	11.44	11.44	45,978	525,864	8.32%	8.32%	1.98%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class
	2021		0.75%	0.75%	$16.41	$16.41	41,049	$673,528	14.64%	14.64%	1.25%
	2020		0.75%	0.75%	14.31	14.31	52,088	745,490	11.32%	11.32%	1.72%
	2019		0.75%	0.75%	12.86	12.86	86,633	1,113,835	20.06%	20.06%	2.13%
	2018		0.75%	0.75%	10.71	10.71	88,973	952,775	-4.28%	-4.28%	2.02%
	2017	5/18/17	0.75%	0.75%	11.19	11.19	71,254	797,154	8.71%	8.71%	1.36%
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class
	2021	12/20/21	0.00%	0.00%	10.18	10.18	38,843	395,345	2.22%	2.22%	0.00%
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class
	2021	11/19/21	0.95%	1.25%	10.55	10.57	2,389	25,221	-0.08%	0.33%	0.94%
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class
	2021	9/20/21	0.95%	1.35%	10.27	10.28	10,744	110,407	0.03%	2.32%	1.59%
Lincoln S&P 500 Buffer Fund Aug - Service Class
	2021	8/25/21	0.95%	1.25%	10.33	10.35	33,614	347,749	0.73%	2.72%	1.62%
Lincoln S&P 500 Buffer Fund May - Service Class
	2021	10/1/21	0.40%	1.25%	10.61	10.67	18,855	200,650	0.57%	3.49%	1.12%
Lincoln S&P 500 Buffer Fund Nov - Service Class
	2021	11/23/21	0.95%	0.95%	10.09	10.09	2,690	27,132	0.98%	0.98%	0.60%
Lincoln S&P 500 Ultra Buffer Fund May - Service Class
	2021	10/14/21	0.95%	0.95%	10.28	10.28	6,570	67,573	0.90%	0.90%	0.98%
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class
	2021	12/17/21	0.00%	0.00%	10.05	10.05	10,034	100,864	1.19%	1.19%	0.58%
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
	2021		0.00%	1.65%	11.56	14.32	4,555,378	58,913,412	1.59%	3.17%	3.62%
	2020		0.10%	1.65%	11.35	13.90	2,923,695	37,322,489	5.55%	7.20%	3.96%
	2019		0.10%	1.65%	10.72	13.00	3,154,345	38,351,237	11.50%	13.24%	4.40%
	2018		0.10%	1.65%	10.58	11.50	2,429,178	26,553,598	-5.59%	-4.11%	4.87%
	2017		0.10%	1.65%	11.44	12.02	1,942,368	22,552,589	7.42%	8.88%	5.00%
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
	2021		0.00%	1.65%	18.98	31.24	1,453,315	35,072,730	-4.34%	-2.84%	0.00%
	2020		0.10%	1.65%	19.78	32.15	1,275,046	33,451,706	69.78%	72.43%	0.00%
	2019		0.10%	1.65%	11.61	18.65	1,165,687	18,429,499	29.61%	31.63%	0.00%
	2018		0.10%	1.65%	12.48	14.17	946,779	12,021,337	3.17%	4.78%	0.00%
	2017		0.10%	1.65%	12.09	12.70	575,740	7,089,100	27.80%	29.53%	0.00%
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
	2021		0.65%	2.55%	22.33	41.42	385,495	14,061,994	24.11%	26.49%	0.78%
	2020		0.65%	2.55%	17.99	32.75	469,085	13,552,228	-0.79%	1.11%	1.26%
	2019		0.65%	2.55%	18.13	32.39	469,612	13,446,981	18.46%	20.73%	1.23%
	2018		0.65%	2.55%	15.31	26.83	523,001	12,464,299	-10.47%	-8.75%	1.45%
	2017		0.65%	2.55%	17.10	29.40	570,223	14,973,371	9.81%	11.85%	1.04%
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC
	2021		0.00%	1.65%	10.19	11.46	4,404,036	47,346,291	-1.02%	0.53%	2.37%
	2020		0.10%	1.65%	10.45	11.43	3,976,118	42,929,962	1.44%	3.03%	2.78%
	2019		0.10%	1.65%	10.30	11.11	3,924,042	41,481,075	3.34%	4.95%	3.74%
	2018		0.10%	1.65%	9.97	10.61	3,308,018	33,646,714	-0.50%	1.05%	3.66%
	2017		0.10%	1.65%	10.02	10.52	2,327,055	23,717,626	0.52%	1.88%	3.96%
LVIP American Balanced Allocation Fund - Service Class
	2021		0.00%	1.65%	13.51	17.20	6,021,640	90,599,465	8.44%	10.13%	2.29%
	2020		0.10%	1.65%	12.42	15.65	4,997,719	70,890,514	14.08%	15.86%	1.72%
	2019		0.10%	1.65%	10.86	13.54	4,691,616	58,819,179	15.30%	17.10%	2.32%
	2018		0.10%	1.65%	10.88	11.58	4,091,681	45,133,934	-5.96%	-4.49%	1.83%
	2017		0.10%	1.65%	11.57	12.15	3,969,287	46,618,136	12.54%	14.07%	2.50%
LVIP American Balanced Allocation Fund - Standard Class
	2021		0.35%	1.70%	16.00	21.51	854,143	15,084,088	8.76%	10.24%	2.48%
	2020		0.35%	1.70%	14.57	19.56	838,421	13,590,774	14.42%	15.98%	2.13%
	2019		0.35%	1.70%	12.61	16.83	685,092	9,817,051	15.65%	17.22%	2.90%
	2018		0.35%	1.70%	10.87	14.40	534,965	6,673,855	-5.67%	-4.39%	2.13%
	2017		0.35%	1.70%	12.08	15.11	492,146	6,910,683	12.86%	14.34%	2.48%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
	2021		0.20%	3.25%	$13.48	$19.88	29,764,686	$548,777,462	16.93%	20.54%	0.94%
	2020		0.20%	3.25%	13.09	16.55	32,313,869	500,987,004	1.47%	4.61%	0.76%
	2019		0.20%	3.25%	13.03	15.89	32,030,137	480,547,031	23.34%	27.11%	3.15%
	2018		0.20%	3.20%	11.02	12.55	28,801,703	343,993,551	-13.66%	-11.38%	0.90%
	2017		0.60%	3.20%	12.76	14.16	24,892,800	338,312,266	9.82%	12.71%	0.96%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2021		1.25%	2.85%	12.52	13.99	2,736,760	37,760,651	5.91%	7.57%	2.40%
	2020		1.30%	2.85%	11.81	13.00	2,839,882	36,506,888	6.62%	8.29%	1.59%
	2019		1.30%	2.85%	11.08	12.01	2,858,788	33,991,163	12.69%	14.45%	2.28%
	2018		1.30%	2.85%	9.82	10.49	2,711,429	28,203,436	-6.06%	-4.64%	1.72%
	2017		1.30%	2.80%	10.46	11.00	2,331,383	25,476,512	8.61%	10.25%	1.87%
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class
	2021		0.65%	0.90%	17.58	18.01	27,959	493,048	8.38%	8.65%	2.75%
	2020		0.65%	0.90%	16.22	16.58	29,267	476,018	9.11%	9.39%	1.94%
	2019		0.65%	0.90%	14.86	15.15	30,174	449,767	15.31%	15.60%	2.55%
	2018		0.65%	0.90%	12.89	13.11	32,040	414,302	-3.93%	-3.69%	1.59%
	2017		0.65%	0.90%	13.42	13.61	53,487	718,787	11.08%	11.35%	2.19%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2021		1.25%	2.90%	12.76	14.36	6,676,468	94,720,926	7.62%	9.35%	1.78%
	2020		1.30%	2.90%	11.86	13.14	6,903,068	89,697,706	7.35%	9.08%	1.16%
	2019		1.30%	2.90%	11.05	12.04	7,126,604	85,049,722	13.62%	15.45%	1.75%
	2018		1.30%	2.90%	9.77	10.45	7,001,878	72,491,760	-6.99%	-5.54%	1.23%
	2017		1.30%	2.85%	10.49	11.04	6,591,782	72,361,912	13.15%	14.86%	1.41%
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
	2021		0.65%	0.90%	18.56	19.02	25,219	479,566	10.18%	10.45%	2.26%
	2020		0.65%	0.90%	16.85	17.22	25,788	444,004	9.91%	10.18%	1.47%
	2019		0.65%	1.70%	14.40	15.63	28,100	436,981	15.39%	16.61%	2.09%
	2018		0.65%	1.70%	12.48	13.41	28,726	383,216	-5.58%	-4.58%	1.55%
	2017		0.65%	1.70%	13.22	14.05	29,311	409,997	14.80%	16.01%	1.59%
LVIP American Global Growth Fund - Service Class II
	2021		0.20%	3.30%	15.35	43.56	11,932,321	434,860,369	12.26%	15.79%	0.00%
	2020		0.20%	3.30%	18.40	37.77	11,274,173	369,121,650	25.77%	29.73%	0.00%
	2019		0.20%	3.30%	14.63	29.23	11,691,185	304,248,747	30.40%	34.51%	1.32%
	2018		0.20%	3.30%	11.22	21.82	10,985,346	215,709,417	-12.34%	-9.57%	0.79%
	2017		0.20%	3.30%	16.73	24.22	8,541,589	189,479,395	26.87%	30.21%	0.37%
LVIP American Global Small Capitalization Fund - Service Class II
	2021		0.20%	3.15%	18.35	30.18	3,006,936	79,440,835	3.00%	6.08%	0.00%
	2020		0.20%	3.15%	17.82	28.56	3,188,298	81,409,181	25.22%	28.97%	0.00%
	2019		0.20%	3.20%	14.16	22.23	3,627,189	72,776,761	26.88%	30.63%	1.38%
	2018		0.30%	3.20%	10.93	17.07	4,160,325	64,907,233	-13.66%	-11.17%	0.67%
	2017		0.30%	3.15%	12.98	19.28	4,219,426	75,228,776	21.53%	24.67%	0.02%
LVIP American Growth Allocation Fund - Service Class
	2021		0.00%	1.65%	13.64	17.91	4,351,373	67,679,917	8.70%	10.39%	2.06%
	2020		0.10%	1.65%	12.51	16.26	3,369,150	49,676,990	14.88%	16.68%	1.32%
	2019		0.10%	1.65%	10.86	13.96	3,328,354	43,219,315	17.25%	19.08%	2.06%
	2018		0.10%	1.65%	11.04	11.75	3,338,749	37,339,501	-6.89%	-5.43%	1.82%
	2017		0.10%	1.65%	11.85	12.45	2,766,360	33,355,228	15.23%	16.80%	1.80%
LVIP American Growth Allocation Fund - Standard Class
	2021		0.35%	1.70%	16.94	22.85	471,642	8,198,290	9.02%	10.50%	2.55%
	2020		0.35%	1.70%	15.36	20.73	368,516	5,828,665	15.24%	16.80%	1.68%
	2019		0.35%	1.70%	13.17	17.79	339,983	4,668,395	17.59%	19.19%	4.04%
	2018		0.35%	1.70%	11.06	14.96	128,037	1,572,983	-6.60%	-5.33%	2.21%
	2017		0.35%	1.70%	12.56	15.85	98,042	1,336,809	15.58%	17.09%	2.01%
LVIP American Growth Fund - Service Class II
	2021		0.20%	3.30%	17.43	65.27	30,098,487	1,676,915,034	17.63%	21.33%	0.55%
	2020		0.20%	3.30%	21.61	54.01	28,279,433	1,334,869,578	46.63%	51.24%	0.00%
	2019		0.20%	3.30%	14.34	35.85	29,873,629	952,636,064	26.07%	30.04%	1.92%
	2018		0.20%	3.30%	13.01	27.68	25,698,923	641,674,430	-3.87%	-0.84%	0.43%
	2017		0.20%	3.30%	19.60	28.03	21,103,350	543,233,094	23.80%	27.06%	0.42%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Growth-Income Fund - Service Class II
	2021		0.20%	3.30%	$15.03	$45.31	32,284,511	$1,260,805,738	19.67%	23.44%	0.78%
	2020		0.20%	3.30%	15.35	36.85	31,377,936	1,009,688,274	9.47%	12.91%	1.45%
	2019		0.20%	3.30%	13.64	32.77	28,746,622	834,035,032	21.62%	25.45%	2.80%
	2018		0.20%	3.30%	12.11	26.23	23,957,899	564,173,304	-5.33%	-2.34%	1.60%
	2017		0.20%	3.30%	19.19	26.96	18,700,432	463,148,709	18.12%	21.23%	1.28%
LVIP American Income Allocation Fund - Standard Class
	2021		0.50%	1.85%	16.24	16.50	16,451	248,966	5.42%	5.58%	4.39%
	2020		1.70%	1.85%	15.40	15.63	5,044	78,679	12.08%	12.25%	2.30%
	2019		0.65%	1.85%	13.74	15.25	5,724	80,110	12.20%	13.55%	2.42%
	2018		0.65%	1.85%	12.25	13.43	6,099	75,876	-4.35%	-3.18%	2.13%
	2017		0.65%	1.85%	12.94	13.87	6,344	82,336	8.41%	9.55%	2.59%
LVIP American International Fund - Service Class II
	2021		0.20%	3.25%	11.96	20.80	15,390,028	280,015,019	-4.98%	-2.04%	2.14%
	2020		0.20%	3.30%	12.23	21.32	14,793,899	278,645,484	9.88%	13.35%	0.26%
	2019		0.20%	3.30%	11.37	18.89	14,891,906	251,140,717	18.52%	22.19%	1.37%
	2018		0.20%	3.25%	9.56	15.52	14,438,870	202,542,084	-16.27%	-13.67%	2.85%
	2017		0.20%	3.25%	12.32	18.05	11,645,093	192,818,815	27.51%	30.86%	1.00%
LVIP American Preservation Fund - Service Class
	2021		0.00%	1.65%	9.71	11.03	2,053,418	21,097,210	-2.49%	-0.96%	2.15%
	2020		0.10%	1.65%	9.96	11.16	2,660,087	27,890,654	3.71%	5.33%	1.58%
	2019		0.10%	1.65%	9.60	10.61	888,500	8,799,619	2.36%	3.96%	1.99%
	2018		0.10%	1.65%	9.38	10.23	809,961	7,804,507	-1.14%	0.40%	1.65%
	2017		0.10%	1.65%	9.49	10.21	748,104	7,257,311	-0.33%	1.02%	1.20%
LVIP American Preservation Fund - Standard Class
	2021		0.40%	1.90%	9.80	11.24	25,787	272,881	-2.39%	-0.92%	1.94%
	2020		0.40%	1.90%	10.04	11.34	58,728	652,270	3.83%	5.40%	2.07%
	2019		0.40%	1.90%	9.67	10.76	21,681	221,984	2.45%	3.99%	1.79%
	2018		0.40%	1.90%	9.44	10.25	18,838	186,960	-1.04%	0.25%	1.98%
	2017		0.60%	1.90%	9.54	10.22	13,101	127,785	-0.22%	1.08%	1.56%
LVIP Baron Growth Opportunities Fund - Service Class
	2021		0.00%	3.45%	14.57	52.62	8,843,450	360,971,921	14.69%	18.72%	0.00%
	2020		0.00%	3.45%	18.92	45.65	8,712,878	318,627,707	29.54%	33.95%	0.00%
	2019		0.10%	3.45%	14.19	35.07	9,348,593	262,267,497	31.76%	36.25%	0.00%
	2018		0.10%	3.45%	11.29	26.48	9,056,833	190,412,417	-7.05%	-4.03%	0.00%
	2017		0.10%	3.30%	13.62	28.39	8,384,298	187,355,105	23.23%	26.86%	0.00%
LVIP Baron Growth Opportunities Fund - Standard Class
	2021		0.35%	0.80%	25.45	28.39	83,409	2,249,192	18.07%	18.60%	0.00%
	2020		0.35%	0.80%	21.55	23.95	75,633	1,733,926	33.34%	33.94%	0.00%
	2019		0.35%	0.80%	16.15	17.89	63,884	1,106,079	35.64%	36.25%	0.00%
	2018		0.35%	0.80%	12.02	13.14	58,096	749,952	-4.46%	-4.03%	0.00%
	2017		0.35%	0.80%	13.50	13.70	61,063	834,199	26.54%	27.05%	0.00%
LVIP BlackRock Advantage Allocation Fund - Service Class
	2021		0.10%	3.25%	12.66	17.34	884,830	14,324,408	4.00%	7.34%	1.08%
	2020		0.10%	3.25%	11.97	16.32	800,266	12,243,590	9.24%	12.74%	1.57%
	2019		0.10%	3.25%	10.82	14.63	689,269	9,492,636	12.66%	16.03%	2.92%
	2018		0.30%	3.25%	10.00	12.72	402,976	4,900,725	-8.62%	-5.88%	2.75%
	2017	5/30/17	0.30%	3.45%	10.73	13.63	131,268	1,703,651	0.14%	6.72%	4.69%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2021		0.35%	1.85%	14.33	16.62	37,384	537,241	5.73%	7.33%	1.32%
	2020		0.35%	1.85%	13.92	15.72	37,651	504,228	11.05%	12.56%	2.60%
	2019		0.50%	1.85%	12.36	14.15	1,588	20,654	14.53%	16.08%	2.57%
	2018	1/22/18	0.50%	1.85%	10.65	12.36	1,685	18,973	-8.52%	-5.80%	2.56%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2021		0.10%	3.20%	12.87	24.02	78,748,772	1,507,964,616	18.90%	22.64%	1.80%
	2020		0.10%	3.20%	10.65	19.68	88,276,646	1,398,802,832	-2.31%	0.77%	1.91%
	2019		0.10%	3.20%	10.94	19.85	84,720,363	1,349,908,838	14.57%	18.18%	2.24%
	2018		0.10%	3.20%	11.07	17.28	61,260,076	835,504,027	-11.03%	-8.23%	2.06%
	2017		0.10%	3.20%	12.38	19.37	59,354,687	891,999,703	12.49%	15.44%	1.66%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2021		0.35%	0.75%	$16.14	$32.13	16,630	$384,792	22.15%	22.64%	2.01%
	2020		0.35%	0.75%	13.21	26.26	28,718	484,626	0.36%	0.76%	2.00%
	2019		0.35%	0.75%	13.16	26.13	29,472	497,111	17.70%	18.18%	1.94%
	2018		0.35%	0.75%	11.18	22.16	14,163	257,271	-8.60%	-8.46%	1.60%
	2017		0.60%	0.75%	24.10	24.21	24,394	547,290	15.67%	15.73%	2.06%
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
	2021		0.20%	3.45%	10.80	14.33	68,181,919	867,936,685	3.72%	7.04%	4.45%
	2020		0.30%	3.45%	10.39	13.39	72,284,230	870,741,518	6.67%	10.09%	1.59%
	2019		0.30%	3.45%	9.73	12.16	77,669,194	860,861,024	12.28%	15.88%	1.55%
	2018		0.30%	3.45%	8.90	10.50	84,715,124	820,794,992	-10.70%	-7.84%	0.00%
	2017		0.30%	3.45%	9.94	11.21	88,951,594	946,920,205	9.26%	12.13%	0.74%
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class
	2021		0.90%	1.70%	13.06	14.00	5,596	74,358	5.92%	6.77%	4.81%
	2020		0.90%	1.70%	12.33	13.11	5,735	71,816	8.94%	9.82%	0.97%
	2019		0.60%	1.70%	11.32	12.18	13,047	154,629	14.67%	15.93%	2.28%
	2018		0.60%	1.70%	9.87	10.51	14,909	153,276	-8.80%	-7.79%	0.00%
	2017		0.60%	1.70%	10.83	11.39	15,773	176,623	11.29%	12.52%	1.06%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
	2021		0.20%	3.25%	11.49	14.63	33,142,562	461,645,617	8.72%	12.08%	0.94%
	2020		0.20%	3.25%	11.59	13.09	35,366,087	445,342,297	-1.63%	1.42%	1.16%
	2019		0.20%	3.25%	11.79	12.96	35,100,790	441,261,497	13.88%	17.29%	1.87%
	2018		0.30%	3.25%	10.35	11.09	28,030,975	303,690,566	-6.43%	-3.63%	1.79%
	2017		0.30%	3.25%	11.08	11.54	17,324,993	196,900,660	10.41%	13.21%	1.60%
LVIP BlackRock Global Real Estate Fund - Service Class
	2021		0.00%	3.20%	10.60	23.66	7,935,706	102,574,460	23.68%	27.57%	6.53%
	2020		0.10%	3.20%	8.54	19.08	8,816,878	90,210,140	-5.52%	-2.54%	5.31%
	2019		0.10%	3.20%	9.01	20.15	8,939,935	95,284,039	20.68%	24.48%	3.24%
	2018		0.10%	3.20%	7.44	16.65	10,004,550	86,836,986	-11.45%	-8.66%	3.49%
	2017		0.10%	3.20%	8.37	18.76	10,742,974	103,522,831	7.10%	10.25%	4.08%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2021		0.35%	0.75%	13.94	16.18	204,814	2,977,667	27.06%	27.57%	7.12%
	2020		0.35%	0.75%	10.97	12.69	177,657	2,033,936	-2.94%	-2.55%	5.91%
	2019		0.35%	0.75%	11.30	13.03	131,255	1,555,290	23.98%	24.48%	3.90%
	2018		0.35%	0.75%	9.20	10.47	118,986	1,137,599	-8.71%	-8.66%	4.99%
	2017		0.35%	0.40%	11.47	11.47	56,559	619,695	10.42%	10.42%	5.04%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2021		0.00%	3.50%	8.42	12.51	79,801,226	889,724,191	0.82%	4.41%	6.66%
	2020		0.00%	3.50%	8.33	12.06	67,279,290	729,291,156	1.40%	4.91%	0.16%
	2019		0.10%	3.50%	8.19	11.56	69,889,718	732,840,789	2.25%	5.52%	2.00%
	2018		0.10%	3.25%	8.01	11.02	73,109,637	737,319,451	-3.18%	-0.08%	4.58%
	2017		0.10%	3.25%	8.98	11.09	77,086,771	789,456,865	-1.27%	1.63%	1.66%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2021		0.35%	2.25%	9.92	12.93	1,229,225	14,422,156	2.34%	4.31%	8.84%
	2020		0.35%	2.25%	9.69	12.43	551,729	6,251,497	2.93%	4.91%	0.18%
	2019		0.35%	2.25%	9.42	11.88	363,651	3,986,889	3.54%	5.52%	2.31%
	2018		0.35%	2.25%	9.09	11.28	369,976	3,854,552	-1.96%	-0.08%	6.34%
	2017		0.35%	2.25%	10.02	11.32	186,517	1,969,942	0.26%	1.77%	1.91%
LVIP BlackRock Multi-Asset Income Fund - Service Class
	2018	10/3/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.01%
	2017		0.10%	1.65%	10.08	10.58	780,213	7,973,058	3.94%	5.35%	3.39%
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.39%
	2017		0.35%	0.80%	10.49	10.64	20,304	215,941	5.08%	5.51%	3.21%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
	2021		0.20%	3.20%	11.92	15.51	42,306,688	624,692,021	10.66%	14.03%	0.92%
	2020		0.20%	3.20%	10.67	13.66	44,063,125	578,233,639	-0.26%	2.78%	1.12%
	2019		0.20%	3.25%	12.17	13.35	38,877,685	502,645,730	14.74%	18.24%	1.66%
	2018		0.20%	3.20%	10.60	11.34	27,163,811	300,600,475	-6.13%	-3.36%	1.30%
	2017		0.30%	3.20%	11.33	11.78	20,458,354	237,050,490	9.75%	12.36%	1.24%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2021		0.20%	3.25%	$16.81	$41.22	41,914,870	$1,408,308,301	26.36%	30.28%	0.00%
	2020		0.20%	3.25%	13.79	32.01	44,861,100	1,174,700,984	19.56%	23.27%	0.15%
	2019		0.20%	3.25%	11.20	26.27	42,054,850	906,351,894	15.87%	19.40%	0.51%
	2018		0.20%	3.20%	13.70	22.25	37,050,817	680,485,160	-7.56%	-5.12%	0.57%
	2017		0.60%	3.20%	14.82	23.63	29,637,789	582,314,071	21.86%	25.11%	0.45%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2021		1.30%	3.20%	21.06	43.58	74,658	2,567,107	26.74%	29.17%	0.00%
	2020		1.30%	3.20%	16.62	33.74	84,539	2,273,789	19.92%	22.22%	0.35%
	2019		1.30%	3.20%	13.86	27.61	100,970	2,247,802	16.16%	18.38%	0.68%
	2018		1.30%	3.20%	15.69	23.32	110,126	2,098,175	-6.96%	-5.55%	0.69%
	2017		1.30%	2.80%	16.81	24.69	114,999	2,421,970	22.65%	24.50%	0.63%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2021		0.20%	3.25%	14.66	29.04	42,644,386	883,765,891	9.39%	12.78%	0.00%
	2020		0.20%	3.25%	14.96	26.47	44,685,987	832,117,841	23.33%	27.15%	0.00%
	2019		0.20%	3.25%	11.84	21.40	46,940,899	695,750,916	20.67%	24.37%	0.00%
	2018		0.20%	3.20%	10.40	17.69	46,261,418	557,371,135	-3.02%	-0.47%	0.00%
	2017		0.60%	3.20%	10.68	18.19	41,804,878	509,481,841	21.30%	24.49%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2021		0.65%	1.10%	37.83	40.00	4,204	163,159	12.05%	12.55%	0.00%
	2020		0.65%	1.10%	34.55	35.54	4,330	149,663	26.57%	26.88%	0.00%
	2019		0.65%	0.90%	27.30	28.01	3,972	109,064	23.80%	24.11%	0.00%
	2018		0.65%	0.90%	22.05	22.57	3,731	82,612	-0.54%	-0.29%	0.00%
	2017		0.65%	0.90%	22.17	22.63	3,774	83,992	24.44%	24.75%	0.00%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
	2021		0.30%	3.50%	15.77	20.24	30,717,266	577,910,713	17.44%	21.25%	0.19%
	2020		0.30%	3.50%	12.94	16.75	34,397,784	540,461,904	10.52%	14.11%	0.56%
	2019		0.30%	3.50%	11.36	14.73	37,250,051	519,138,469	15.19%	18.58%	1.44%
	2018		0.30%	3.20%	10.97	12.50	23,468,956	278,943,455	-6.19%	-3.72%	0.95%
	2017		0.60%	3.20%	11.70	12.98	21,202,247	264,309,319	16.81%	19.89%	1.12%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
	2021		0.65%	1.70%	19.14	20.82	4,148	84,214	19.99%	21.25%	0.54%
	2020		0.65%	1.70%	15.95	17.17	4,582	76,869	12.92%	14.12%	0.93%
	2019		0.65%	1.70%	14.13	15.05	4,813	70,920	17.36%	18.60%	1.48%
	2018		0.65%	1.70%	12.04	12.69	5,101	63,548	-4.44%	-3.43%	1.21%
	2017		0.65%	1.70%	12.60	13.14	5,965	77,335	19.00%	20.25%	1.39%
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%
	2018		0.30%	3.30%	9.53	10.45	14,461,226	146,057,785	-8.79%	-6.48%	0.83%
	2017		0.65%	3.15%	10.45	11.17	11,186,695	121,841,446	13.98%	16.87%	0.77%
LVIP Delaware Bond Fund - Service Class
	2021		0.00%	3.50%	9.49	17.16	303,331,976	4,533,268,383	-5.51%	-2.24%	1.73%
	2020		0.10%	3.50%	10.02	17.64	274,148,339	4,248,993,240	5.77%	9.37%	2.08%
	2019		0.10%	3.45%	9.46	16.21	266,540,205	3,830,010,243	5.14%	8.72%	2.81%
	2018		0.10%	3.50%	8.98	14.99	256,147,176	3,430,388,924	-4.53%	-1.28%	2.90%
	2017		0.10%	3.45%	9.87	15.33	247,917,303	3,404,290,566	0.73%	3.69%	2.61%
LVIP Delaware Bond Fund - Standard Class
	2021		0.35%	3.30%	9.96	22.60	3,727,138	65,486,600	-4.99%	-2.14%	1.98%
	2020		0.35%	3.30%	10.49	23.34	3,691,867	68,457,406	6.30%	9.48%	2.34%
	2019		0.35%	3.30%	9.87	21.54	3,811,955	66,336,120	5.66%	8.82%	2.98%
	2018		0.35%	3.30%	9.87	20.01	3,989,069	66,531,942	-3.76%	-1.18%	3.06%
	2017		0.35%	3.00%	10.26	20.46	4,405,773	76,539,858	1.29%	3.96%	2.74%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2021		0.00%	3.30%	7.99	10.79	77,924,053	745,053,580	-3.11%	0.04%	0.96%
	2020		0.10%	3.30%	8.24	10.79	72,991,627	708,395,439	-2.16%	1.02%	1.23%
	2019		0.10%	3.30%	8.41	10.72	79,904,121	778,902,189	0.95%	4.24%	2.43%
	2018		0.10%	3.30%	8.32	10.34	85,170,906	807,424,645	-3.23%	-0.08%	3.41%
	2017		0.10%	3.30%	8.59	10.40	79,945,295	768,776,356	-0.94%	1.97%	0.86%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2021		0.35%	2.15%	$9.23	$11.10	327,251	$3,432,185	-1.73%	0.05%	1.24%
	2020		0.35%	2.15%	9.39	11.12	289,047	3,045,009	-0.79%	1.01%	1.58%
	2019		0.35%	2.15%	9.47	11.04	280,535	2,937,942	2.38%	4.24%	2.74%
	2018		0.35%	2.15%	9.25	10.61	271,082	2,739,923	-1.87%	-0.08%	4.18%
	2017		0.35%	2.15%	9.42	10.65	192,061	1,963,139	0.36%	2.13%	1.20%
LVIP Delaware Diversified Income Fund - Service Class
	2021		0.00%	3.45%	9.72	19.16	133,460,541	2,249,035,437	-4.96%	-1.62%	4.37%
	2020		0.00%	3.45%	10.21	19.73	123,884,798	2,161,748,531	6.94%	10.58%	2.43%
	2019		0.10%	3.45%	9.53	18.06	125,698,979	2,017,168,236	6.35%	9.97%	2.62%
	2018		0.10%	3.50%	8.94	16.62	126,029,978	1,874,432,584	-5.60%	-2.38%	2.99%
	2017		0.10%	3.45%	9.96	17.23	130,151,769	2,015,655,856	1.59%	4.58%	2.40%
LVIP Delaware Diversified Income Fund - Standard Class
	2021		0.35%	2.15%	11.71	18.05	1,448,011	20,061,189	-3.40%	-1.64%	4.98%
	2020		0.35%	2.15%	11.95	18.40	1,230,935	17,523,075	8.68%	10.65%	2.52%
	2019		0.35%	2.15%	10.84	16.67	1,105,630	14,407,947	8.09%	10.05%	2.79%
	2018		0.35%	2.15%	9.89	15.18	925,099	11,348,746	-4.21%	-2.47%	2.59%
	2017		0.35%	2.15%	10.63	15.61	524,734	6,538,451	2.98%	4.80%	2.47%
LVIP Delaware High Yield Fund - Service Class
	2021		0.00%	3.15%	12.85	32.38	3,974,239	95,615,202	1.35%	3.91%	9.08%
	2020		0.65%	3.15%	12.68	31.39	4,185,060	100,370,821	3.58%	6.20%	5.82%
	2019		0.65%	3.15%	12.24	29.79	4,601,707	105,163,601	12.52%	15.37%	6.52%
	2018		0.65%	3.15%	10.88	26.01	5,042,988	101,238,021	-7.72%	-5.38%	6.08%
	2017		0.65%	3.15%	11.79	27.70	5,990,655	129,079,479	3.92%	6.56%	5.79%
LVIP Delaware High Yield Fund - Standard Class
	2021		0.35%	2.35%	24.65	33.45	96,666	2,184,224	2.49%	3.46%	9.49%
	2020		1.40%	2.35%	23.82	32.47	87,116	2,115,634	4.75%	5.75%	6.11%
	2019		1.40%	2.35%	22.52	30.85	97,844	2,248,162	13.73%	14.81%	6.80%
	2018		1.40%	2.35%	19.62	26.99	111,578	2,230,839	-6.69%	-5.80%	6.29%
	2017		1.40%	2.35%	20.83	28.78	136,190	2,886,230	4.99%	5.99%	4.76%
LVIP Delaware Limited-Term Diversified Income Fund - Service Class
	2021		0.00%	3.45%	8.28	13.24	101,738,457	1,173,430,305	-4.26%	-1.24%	1.35%
	2020		0.20%	3.30%	8.64	13.46	99,339,834	1,174,651,648	0.74%	3.91%	1.50%
	2019		0.20%	3.30%	8.57	13.01	100,715,772	1,158,773,216	1.40%	4.59%	2.42%
	2018		0.20%	3.30%	8.44	12.49	104,947,521	1,167,280,295	-3.20%	-0.15%	2.42%
	2017		0.20%	3.30%	8.71	12.56	112,070,194	1,262,196,657	-1.29%	1.31%	1.80%
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
	2021		0.35%	2.15%	9.59	12.70	422,397	4,617,031	-2.79%	-1.17%	2.00%
	2020		0.50%	2.15%	9.87	12.87	297,266	3,341,303	2.09%	3.79%	1.78%
	2019		0.50%	2.15%	9.67	12.41	251,130	2,740,252	2.97%	4.68%	2.71%
	2018		0.50%	2.15%	9.39	11.87	196,006	2,049,513	-1.88%	-0.25%	2.73%
	2017		0.40%	2.15%	9.57	11.91	135,319	1,446,066	0.00%	1.56%	2.05%
LVIP Delaware Mid Cap Value Fund - Service Class
	2021		0.00%	3.25%	16.58	35.63	5,994,420	147,022,374	27.25%	31.20%	1.03%
	2020		0.20%	3.25%	13.01	27.92	6,414,346	122,302,684	-3.04%	-0.14%	2.48%
	2019		0.30%	3.25%	13.40	28.71	5,839,500	113,150,904	25.81%	29.58%	0.93%
	2018		0.30%	3.45%	10.73	22.75	5,161,542	78,349,155	-17.76%	-15.30%	1.12%
	2017		0.20%	3.25%	15.86	27.58	4,321,647	78,489,021	13.72%	16.58%	1.05%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2021	7/6/21	0.35%	0.75%	10.70	13.52	30,895	333,317	0.22%	10.42%	3.57%
LVIP Delaware REIT Fund - Service Class
	2021		0.00%	3.20%	13.14	54.51	5,138,342	157,555,517	38.06%	42.40%	2.38%
	2020		0.10%	3.20%	9.34	38.78	5,899,213	127,936,193	-13.46%	-10.73%	1.66%
	2019		0.10%	3.20%	10.60	44.01	5,875,954	147,878,160	22.52%	26.37%	1.87%
	2018		0.10%	3.20%	8.73	35.28	6,015,844	126,148,179	-10.43%	-7.61%	1.87%
	2017		0.10%	3.20%	12.08	38.68	6,667,910	155,232,449	-1.92%	0.96%	1.35%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware REIT Fund - Standard Class
	2021		0.35%	2.35%	$13.82	$67.41	258,823	$6,574,384	39.75%	42.57%	2.92%
	2020		0.35%	2.35%	9.73	47.78	208,862	3,566,752	-12.49%	-10.72%	1.98%
	2019		0.35%	2.35%	10.94	54.08	174,141	3,831,186	23.86%	26.37%	2.07%
	2018		0.35%	2.35%	8.69	43.25	139,931	3,008,503	-9.38%	-7.54%	2.09%
	2017		0.35%	2.35%	12.15	47.27	99,492	3,127,670	-0.82%	1.13%	1.60%
LVIP Delaware SMID Cap Core Fund - Service Class
	2021		0.00%	3.20%	14.69	60.32	4,509,542	189,241,032	18.96%	22.70%	0.57%
	2020		0.10%	3.20%	14.36	50.03	4,935,662	177,852,620	7.25%	10.63%	0.29%
	2019		0.10%	3.20%	13.15	46.02	5,297,746	177,161,600	25.18%	29.12%	0.30%
	2018		0.10%	3.20%	10.60	36.27	5,815,367	154,997,052	-15.16%	-12.49%	0.00%
	2017		0.10%	3.20%	14.89	42.18	6,009,878	189,006,646	14.65%	18.03%	0.09%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2021		0.35%	2.50%	18.71	69.15	122,761	6,978,063	20.14%	22.75%	0.97%
	2020		0.35%	2.50%	15.24	56.93	139,295	6,304,349	8.34%	10.70%	0.57%
	2019		0.35%	2.50%	13.77	51.97	165,314	6,597,353	26.43%	29.18%	0.57%
	2018		0.35%	2.50%	10.66	40.66	178,235	5,996,203	-14.29%	-12.43%	0.17%
	2017		0.35%	2.50%	14.97	46.91	164,897	7,246,071	15.72%	18.17%	0.32%
LVIP Delaware Social Awareness Fund - Service Class
	2021		0.00%	3.25%	20.17	55.51	2,093,724	85,559,839	21.96%	25.62%	0.50%
	2020		0.30%	3.25%	16.51	44.66	2,084,501	69,846,757	15.45%	18.91%	0.96%
	2019		0.30%	3.25%	14.28	37.95	2,268,109	65,455,651	27.31%	31.12%	1.74%
	2018		0.30%	3.25%	11.20	29.25	2,346,575	52,990,630	-7.84%	-5.20%	0.98%
	2017		0.30%	3.15%	17.44	31.17	2,465,434	59,997,330	16.06%	19.00%	0.92%
LVIP Delaware Social Awareness Fund - Standard Class
	2021		0.35%	2.70%	22.39	59.54	158,015	7,742,423	23.07%	25.99%	0.81%
	2020		0.35%	2.70%	17.84	47.97	173,676	6,891,094	16.50%	19.27%	1.30%
	2019		0.35%	2.70%	15.02	40.83	191,945	6,480,771	28.46%	31.52%	1.93%
	2018		0.35%	2.70%	11.57	31.51	225,365	6,038,334	-7.11%	-4.90%	1.25%
	2017		0.35%	2.70%	19.56	33.64	258,441	7,562,373	16.99%	18.64%	1.24%
LVIP Delaware U.S. Growth Fund - Service Class
	2021		0.00%	3.30%	22.43	56.72	7,720,120	365,135,633	13.92%	17.63%	0.00%
	2020		0.10%	3.30%	19.69	48.81	8,848,845	361,244,123	39.03%	43.54%	0.00%
	2019		0.10%	3.30%	14.16	34.41	10,831,828	311,253,627	22.76%	26.75%	0.00%
	2018		0.10%	3.30%	11.74	27.48	12,173,185	278,937,112	-6.29%	-3.58%	0.00%
	2017		0.30%	3.15%	14.16	28.78	13,731,531	329,367,419	24.13%	27.72%	0.00%
LVIP Delaware U.S. Growth Fund - Standard Class
	2021		0.35%	0.75%	25.04	29.42	16,817	431,395	17.21%	17.68%	0.00%
	2020		0.35%	0.75%	21.74	21.74	7,512	163,704	43.63%	43.63%	0.00%
	2019		0.35%	0.35%	15.14	15.14	9,711	146,999	26.81%	26.81%	0.00%
	2018	10/9/18	0.35%	0.35%	11.94	11.94	4,726	56,412	-10.13%	-10.13%	0.00%
LVIP Delaware Value Fund - Service Class
	2021		0.00%	3.45%	13.71	43.77	10,070,333	319,470,427	17.91%	22.04%	4.93%
	2020		0.00%	3.45%	12.63	36.54	11,384,589	303,318,474	-3.26%	0.03%	1.85%
	2019		0.10%	3.45%	12.79	37.17	12,345,942	336,344,731	15.54%	19.48%	1.48%
	2018		0.10%	3.45%	11.14	31.66	12,427,115	292,557,742	-6.06%	-3.10%	1.40%
	2017		0.10%	3.20%	13.76	33.25	12,651,706	315,482,010	9.96%	13.19%	1.49%
LVIP Delaware Value Fund - Standard Class
	2021		0.35%	3.00%	14.17	45.95	239,925	6,861,613	18.80%	21.99%	5.48%
	2020		0.35%	3.00%	11.93	38.24	332,397	7,948,921	-2.56%	0.06%	1.97%
	2019		0.35%	3.00%	12.24	38.79	327,719	7,545,400	16.43%	19.55%	1.76%
	2018		0.35%	3.00%	10.56	32.94	340,862	6,718,394	-5.42%	-3.07%	1.60%
	2017		0.35%	2.80%	13.84	34.50	301,625	6,859,946	11.16%	13.34%	1.66%
LVIP Delaware Wealth Builder Fund - Service Class
	2021		0.75%	3.45%	11.88	26.37	867,380	18,539,890	7.73%	10.67%	1.83%
	2020		0.10%	3.45%	10.99	23.97	893,023	17,402,800	1.78%	5.24%	1.80%
	2019		0.10%	3.45%	10.88	23.06	874,645	16,637,639	11.69%	15.49%	2.81%
	2018		0.10%	3.45%	9.69	20.22	789,961	13,277,827	-8.30%	-5.74%	2.90%
	2017		0.30%	3.05%	13.21	21.68	714,939	13,256,234	8.87%	11.18%	2.03%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Wealth Builder Fund - Standard Class
	2021		1.30%	3.20%	$13.05	$27.89	129,351	$3,295,952	8.26%	10.34%	1.97%
	2020		1.30%	3.20%	12.05	25.27	145,041	3,366,759	2.29%	4.25%	1.89%
	2019		1.30%	3.20%	11.78	24.24	182,307	4,097,808	12.26%	14.41%	2.76%
	2018		1.30%	3.20%	13.81	21.19	202,987	4,010,940	-7.70%	-6.44%	2.97%
	2017		0.50%	2.65%	14.94	22.65	218,079	4,613,632	9.36%	10.84%	2.24%
LVIP Dimensional International Core Equity Fund - Service Class
	2021		0.00%	3.45%	11.12	15.40	10,182,059	132,000,228	9.11%	12.94%	2.21%
	2020		0.00%	3.45%	9.98	13.65	9,118,581	105,627,085	3.15%	6.50%	1.63%
	2019		0.10%	3.30%	9.49	12.82	8,127,286	89,714,991	16.62%	20.41%	2.39%
	2018		0.10%	3.30%	8.79	10.65	6,340,096	59,116,387	-20.31%	-17.83%	1.93%
	2017		0.10%	3.15%	11.04	11.91	3,604,821	41,630,401	23.07%	26.63%	2.41%
LVIP Dimensional International Core Equity Fund - Standard Class
	2021		0.35%	2.05%	12.71	15.45	1,291,471	19,077,639	10.92%	12.82%	2.49%
	2020		0.35%	2.05%	11.46	13.69	1,187,798	15,556,040	4.70%	6.49%	2.15%
	2019		0.35%	2.05%	10.94	12.86	837,454	10,435,299	18.39%	20.42%	2.47%
	2018		0.35%	2.05%	9.28	10.68	812,229	8,372,725	-19.15%	-17.84%	2.75%
	2017		0.35%	1.95%	11.74	11.96	293,223	3,572,657	25.97%	26.86%	2.30%
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
	2021		0.10%	3.25%	9.62	13.58	52,160,401	600,368,749	11.40%	14.96%	2.78%
	2020		0.10%	3.25%	8.63	11.86	56,012,929	568,989,777	-9.64%	-6.75%	1.60%
	2019		0.10%	3.25%	9.44	12.82	48,751,080	538,074,901	12.85%	16.40%	2.56%
	2018		0.10%	3.20%	8.46	11.09	44,656,486	428,199,854	-18.92%	-16.37%	1.91%
	2017		0.10%	3.20%	10.44	13.36	31,059,947	360,153,651	21.88%	25.47%	2.21%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2021		0.35%	1.85%	11.41	13.75	193,160	2,505,371	13.26%	14.97%	3.03%
	2020		0.35%	1.85%	10.06	11.96	178,682	2,020,390	-8.14%	-6.75%	1.88%
	2019		0.35%	1.85%	10.79	12.66	153,840	1,869,672	14.67%	16.35%	2.77%
	2018		0.40%	1.90%	9.28	10.92	135,044	1,401,297	-17.66%	-16.42%	2.06%
	2017		0.40%	1.90%	11.10	12.61	116,992	1,457,945	23.80%	25.66%	2.21%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2021		0.00%	3.45%	14.66	42.38	8,643,998	262,507,566	22.79%	27.10%	0.86%
	2020		0.00%	3.45%	15.05	33.55	8,232,197	206,784,765	12.07%	15.88%	1.23%
	2019		0.10%	3.45%	13.43	29.09	7,582,625	172,010,916	25.26%	29.53%	1.74%
	2018		0.10%	3.45%	10.72	22.57	5,956,491	108,538,504	-10.74%	-7.70%	1.38%
	2017		0.10%	3.45%	13.07	25.11	4,428,948	89,522,313	16.72%	20.10%	1.29%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2021		0.35%	2.05%	21.99	55.35	1,103,378	26,207,912	24.96%	27.10%	1.24%
	2020		0.35%	2.05%	17.37	43.65	809,284	15,789,624	14.04%	15.99%	1.85%
	2019		0.35%	2.05%	15.04	37.73	559,397	9,981,488	27.47%	29.66%	2.14%
	2018		0.35%	2.05%	11.64	29.17	433,254	6,360,739	-8.99%	-7.62%	2.00%
	2017		0.35%	1.85%	13.15	31.66	231,772	4,175,636	19.92%	20.39%	1.79%
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
	2021		0.00%	3.45%	14.79	21.78	7,924,604	154,664,098	23.14%	27.46%	0.93%
	2020		0.00%	3.45%	12.64	17.11	7,470,540	116,450,873	11.37%	14.93%	1.19%
	2019		0.10%	3.25%	11.13	14.88	6,765,207	93,278,460	24.40%	28.38%	1.20%
	2018		0.10%	3.25%	10.48	11.59	4,662,832	51,330,230	-12.57%	-9.95%	1.08%
	2017		0.10%	3.15%	12.02	12.89	2,944,958	36,713,343	14.58%	17.65%	1.20%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2021		0.35%	2.05%	19.59	21.87	848,702	18,085,717	25.18%	27.32%	1.23%
	2020		0.35%	2.05%	15.65	17.19	748,596	12,538,587	13.00%	14.94%	1.51%
	2019		0.35%	2.05%	13.85	14.96	680,607	9,936,372	26.21%	28.37%	1.36%
	2018		0.35%	2.05%	11.01	11.66	651,328	7,425,451	-11.39%	-9.96%	1.58%
	2017		0.35%	1.95%	12.87	12.95	254,296	3,256,479	17.54%	17.84%	1.46%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
	2021		0.00%	3.25%	15.50	29.63	40,863,811	1,010,379,079	23.31%	27.25%	0.76%
	2020		0.10%	3.25%	12.45	23.46	46,940,074	925,557,740	11.33%	14.89%	0.85%
	2019		0.10%	3.25%	10.88	20.57	50,885,465	884,712,324	15.46%	19.16%	0.99%
	2018		0.10%	3.25%	11.47	17.40	48,098,585	710,674,695	-10.92%	-8.11%	0.84%
	2017		0.10%	3.20%	12.50	19.07	41,366,501	673,761,572	15.13%	18.52%	0.96%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2021		0.35%	1.85%	$19.40	$28.00	237,975	$5,329,085	25.35%	27.25%	1.18%
	2020		0.35%	1.85%	15.30	22.06	195,226	3,585,355	13.18%	14.89%	1.13%
	2019		0.35%	1.85%	13.37	19.25	208,016	3,381,598	17.38%	19.16%	1.27%
	2018		0.35%	1.90%	11.55	16.19	152,998	2,272,587	-9.53%	-8.16%	1.09%
	2017		0.40%	1.90%	12.57	17.67	139,149	2,346,796	16.93%	18.69%	0.97%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
	2021		0.30%	3.25%	16.02	22.82	26,324,083	549,779,014	22.50%	26.16%	0.97%
	2020		0.30%	3.25%	13.29	18.14	29,105,093	488,283,730	16.07%	19.49%	0.33%
	2019		0.30%	3.20%	11.12	15.23	29,299,726	416,422,262	15.85%	19.26%	0.91%
	2018		0.30%	3.20%	11.06	12.81	30,888,470	372,739,460	-9.14%	-6.74%	0.93%
	2017		0.60%	3.20%	12.18	13.73	33,438,646	436,900,060	14.89%	17.91%	2.16%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
	2021		0.60%	1.70%	21.39	23.52	6,376	147,275	24.84%	26.22%	1.34%
	2020		0.60%	1.70%	17.13	18.63	6,915	126,579	18.23%	19.54%	0.64%
	2019		0.60%	1.70%	14.49	15.59	7,770	119,198	18.02%	19.32%	1.25%
	2018		0.60%	1.70%	12.28	13.06	8,112	104,451	-7.44%	-6.41%	1.25%
	2017		0.60%	1.70%	13.27	13.96	9,642	133,178	17.03%	18.32%	2.38%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2021		0.10%	3.25%	11.45	21.48	71,509,880	995,119,924	13.29%	16.68%	0.90%
	2020		0.30%	3.25%	10.07	18.50	78,711,770	950,149,287	8.79%	12.05%	0.82%
	2019		0.10%	3.25%	9.22	16.59	83,899,555	914,361,294	8.97%	12.39%	1.63%
	2018		0.10%	3.20%	8.43	14.87	83,302,219	817,020,090	-12.22%	-9.64%	1.21%
	2017		0.30%	3.20%	9.57	16.53	76,900,455	842,703,383	17.29%	20.74%	1.15%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2020		0.35%	0.35%	14.32	14.32	3,739	53,559	12.27%	12.27%	1.17%
	2019		0.35%	0.35%	12.76	12.76	3,675	46,883	12.40%	12.40%	1.95%
	2018	4/9/18	0.35%	0.35%	11.35	11.35	3,400	38,593	-7.40%	-7.40%	1.44%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
	2021		0.30%	3.25%	13.02	15.85	1,706,179	25,259,924	7.39%	10.60%	1.66%
	2020		0.30%	3.25%	12.38	14.33	1,621,877	21,967,089	10.06%	13.35%	1.06%
	2019		0.30%	3.50%	11.11	12.64	1,499,784	18,079,309	14.89%	18.33%	3.10%
	2018		0.30%	3.25%	9.70	10.69	1,169,429	12,024,634	-6.55%	-4.14%	1.68%
	2017		0.30%	2.85%	10.25	10.46	687,730	7,423,670	8.66%	9.26%	3.30%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	2021		0.35%	0.50%	15.87	15.97	8,075	128,371	10.70%	10.86%	1.53%
	2020		0.35%	0.50%	14.32	14.42	13,544	194,136	13.37%	13.54%	1.08%
	2019		0.35%	0.50%	12.66	12.70	18,215	229,916	18.38%	18.50%	9.40%
	2018		0.40%	0.50%	10.70	10.70	2,977	31,886	-4.10%	-4.10%	3.10%
	2017	12/19/17	0.50%	0.50%	11.15	11.15	1,204	13,429	0.00%	0.00%	2.14%
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.77%
	2018		0.30%	3.20%	9.37	10.67	26,943,586	273,264,323	-9.74%	-7.37%	2.80%
	2017		0.60%	3.20%	10.38	11.52	28,088,590	310,357,024	7.33%	10.16%	3.19%
LVIP Franklin Templeton Value Managed Volatility Fund - Standard Class
	2018		0.65%	0.65%	10.83	10.83	991	10,736	-7.09%	-7.09%	3.15%
	2017		0.65%	0.65%	11.66	11.66	992	11,582	10.49%	10.49%	3.52%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
	2021		0.30%	3.20%	12.52	13.61	17,650,233	233,889,651	11.12%	14.11%	3.25%
	2020		0.30%	3.05%	11.27	11.93	13,394,211	156,889,787	3.08%	5.85%	1.94%
	2019		0.30%	2.95%	10.93	11.18	8,878,621	99,014,425	13.78%	16.08%	9.28%
	2018	11/21/18	0.95%	2.95%	9.61	9.63	322,277	3,103,080	-3.42%	-0.15%	2.93%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class
	2021		0.50%	1.85%	13.06	13.63	266,838	3,627,644	12.63%	14.16%	3.24%
	2020		0.50%	1.85%	11.94	11.94	233,468	2,781,525	5.91%	5.91%	2.15%
	2019	1/25/19	0.50%	0.50%	11.27	11.27	185,589	2,091,931	13.55%	13.55%	4.43%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2021		0.30%	3.35%	$11.48	$21.24	50,261,288	$948,095,413	3.83%	7.04%	3.11%
	2020		0.30%	3.35%	11.16	19.99	55,756,878	995,294,249	3.29%	6.49%	1.87%
	2019		0.30%	3.35%	11.98	18.90	60,916,864	1,035,702,012	11.11%	14.38%	2.29%
	2018		0.30%	3.20%	10.47	16.64	66,435,268	999,840,032	-7.69%	-4.98%	2.21%
	2017		0.30%	3.20%	11.91	17.63	74,111,633	1,187,595,457	6.75%	9.56%	1.97%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2021		0.50%	0.70%	13.69	22.85	124,469	1,724,088	6.94%	7.10%	4.33%
	2020		0.50%	0.65%	12.78	21.37	89,861	1,165,502	6.38%	6.54%	3.75%
	2019		0.50%	0.65%	20.08	20.08	12,476	166,261	14.27%	14.27%	1.75%
	2018		0.65%	0.70%	17.58	17.58	13,275	211,017	-5.07%	-5.07%	2.57%
	2017		0.65%	0.65%	18.52	18.52	10,262	190,014	9.78%	9.78%	2.30%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2021		0.10%	3.25%	11.81	19.74	405,547,717	7,368,400,659	8.89%	12.38%	2.77%
	2020		0.10%	3.25%	10.83	17.77	449,718,201	7,368,117,113	2.22%	5.49%	1.88%
	2019		0.10%	3.25%	10.58	17.04	500,840,410	7,885,214,352	11.92%	15.45%	2.01%
	2018		0.10%	3.35%	9.45	14.93	548,558,783	7,580,445,279	-9.50%	-6.74%	2.12%
	2017		0.20%	3.20%	12.03	16.18	577,677,484	8,675,652,133	11.71%	14.65%	2.06%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2021		0.35%	1.85%	14.60	24.44	735,598	12,363,531	10.70%	12.38%	3.36%
	2020		0.35%	1.85%	13.04	21.82	607,167	9,438,774	3.92%	5.49%	2.29%
	2019		0.35%	1.85%	12.41	20.86	584,921	8,842,285	13.73%	15.45%	2.49%
	2018		0.35%	1.85%	10.87	18.12	523,619	7,246,061	-7.91%	-6.66%	2.63%
	2017		0.35%	1.75%	17.70	19.46	454,223	7,078,462	13.69%	14.94%	3.55%
LVIP Global Income Fund - Service Class
	2021		0.00%	3.20%	8.41	13.00	47,302,018	540,665,083	-8.31%	-5.43%	2.92%
	2020		0.10%	3.20%	9.18	13.82	44,809,597	549,824,547	3.17%	6.41%	1.40%
	2019		0.10%	3.20%	8.90	13.06	48,356,004	566,003,310	3.12%	6.36%	2.29%
	2018		0.10%	3.20%	8.63	12.35	52,928,016	591,653,756	-1.55%	1.55%	3.61%
	2017		0.10%	3.20%	8.76	12.23	58,319,128	651,725,297	1.49%	4.47%	0.00%
LVIP Global Income Fund - Standard Class
	2021		0.35%	0.80%	10.73	11.07	107,950	1,180,222	-5.84%	-5.42%	3.20%
	2020		0.35%	0.80%	11.40	11.71	103,788	1,204,090	5.93%	6.41%	1.90%
	2019		0.35%	0.80%	10.76	11.01	72,813	793,102	5.89%	6.36%	2.91%
	2018		0.35%	0.80%	10.24	10.35	58,680	600,727	1.14%	1.55%	3.73%
	2017		0.35%	0.75%	10.20	10.20	71,455	728,688	4.63%	4.63%	0.00%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2021		0.20%	3.45%	11.37	20.24	323,204,150	5,918,395,241	6.80%	10.32%	2.73%
	2020		0.20%	3.45%	10.63	18.54	353,412,605	5,944,504,814	2.25%	5.62%	1.79%
	2019		0.20%	3.45%	10.38	17.74	385,193,206	6,217,351,488	10.84%	14.39%	2.08%
	2018		0.30%	3.45%	9.51	15.66	414,825,964	5,929,571,188	-8.87%	-5.96%	2.13%
	2017		0.30%	3.45%	11.92	16.81	437,659,078	6,740,595,886	10.45%	13.36%	1.99%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2021		0.35%	1.85%	14.20	23.65	375,313	5,765,668	8.79%	10.43%	3.29%
	2020		0.35%	1.85%	12.91	21.48	335,037	4,726,936	4.15%	5.72%	2.16%
	2019		0.35%	1.85%	12.26	20.38	335,821	4,507,772	12.91%	14.62%	3.91%
	2018		0.35%	1.85%	10.74	17.83	131,021	1,752,035	-7.03%	-5.76%	2.70%
	2017		0.35%	1.70%	11.38	18.98	77,338	1,243,353	12.39%	13.58%	2.70%
LVIP Goldman Sachs Income Builder Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.24%
	2018		0.10%	3.00%	9.89	10.53	1,128,923	11,460,299	-7.47%	-4.75%	2.76%
	2017		0.10%	3.00%	10.60	11.13	890,967	9,632,896	5.89%	7.32%	3.45%
LVIP Goldman Sachs Income Builder Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.40%
	2018		0.35%	0.50%	10.50	10.66	49,691	520,700	-4.89%	-4.80%	4.40%
	2017		0.40%	0.50%	11.19	11.19	4,122	45,899	7.50%	7.50%	3.23%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Government Money Market Fund - Service Class
	2021		0.00%	3.25%	$7.13	$10.26	48,616,373	$447,908,169	-3.18%	0.02%	0.01%
	2020		0.00%	3.25%	7.34	10.27	50,120,192	466,052,897	-3.00%	0.11%	0.15%
	2019		0.10%	3.45%	7.54	10.26	31,687,818	296,945,500	-1.66%	1.44%	1.51%
	2018		0.10%	3.20%	7.65	10.11	28,189,945	261,559,670	-2.04%	1.04%	1.15%
	2017		0.10%	3.20%	7.79	10.04	22,932,493	212,678,122	-2.98%	-0.42%	0.18%
LVIP Government Money Market Fund - Standard Class
	2021		0.35%	2.65%	7.39	10.45	3,856,470	36,980,050	-2.60%	-0.33%	0.01%
	2020		0.35%	2.65%	7.59	10.60	4,789,395	46,766,568	-2.34%	-0.07%	0.22%
	2019		0.35%	2.70%	7.77	10.72	3,242,772	31,553,928	-0.92%	1.44%	1.76%
	2018		0.35%	2.70%	7.84	10.68	2,729,231	26,540,160	-1.31%	1.04%	1.39%
	2017		0.35%	2.70%	7.94	10.68	2,366,605	22,815,993	-2.26%	-0.24%	0.40%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class
	2018		0.30%	3.20%	9.44	10.63	27,740,363	281,863,961	-11.98%	-9.71%	1.49%
	2017		0.60%	3.20%	10.73	11.79	27,278,604	309,727,672	7.25%	10.06%	1.08%
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
	2021		0.30%	3.20%	12.63	17.22	33,203,383	481,871,173	16.40%	19.83%	1.05%
	2020		0.30%	3.20%	10.84	14.37	37,982,405	465,847,007	3.57%	6.62%	1.29%
	2019		0.30%	3.20%	10.57	13.48	39,928,048	465,104,275	15.51%	18.91%	1.91%
	2018		0.30%	3.20%	9.15	10.39	12,372,070	122,671,215	-12.30%	-10.03%	1.37%
	2017		0.65%	3.20%	10.43	11.55	12,523,103	139,194,685	13.96%	16.90%	1.47%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2021		0.65%	1.70%	14.77	16.07	6,210	96,548	18.57%	19.82%	1.43%
	2020		0.65%	1.70%	12.46	13.41	6,830	88,849	5.51%	6.62%	1.73%
	2019		0.65%	1.70%	11.81	12.58	6,737	82,471	17.66%	18.90%	1.56%
	2018		0.65%	1.70%	10.04	10.58	7,194	74,335	-10.66%	-9.71%	1.79%
	2017		0.65%	1.70%	11.23	11.71	6,995	80,392	16.09%	17.31%	1.75%
LVIP JPMorgan High Yield Fund - Service Class
	2021		0.00%	3.50%	10.90	18.36	14,617,945	236,135,827	2.57%	6.16%	4.29%
	2020		0.00%	3.45%	10.61	17.40	13,531,553	209,825,256	1.73%	5.19%	4.78%
	2019		0.10%	3.45%	10.64	16.63	13,536,083	202,901,408	8.88%	12.58%	5.44%
	2018		0.10%	3.45%	9.72	14.84	12,665,078	172,101,829	-6.15%	-3.19%	5.43%
	2017		0.10%	3.20%	11.12	15.41	12,727,012	181,491,008	3.16%	6.19%	5.79%
LVIP JPMorgan High Yield Fund - Standard Class
	2021		0.35%	2.05%	12.82	18.26	386,835	5,125,691	4.27%	6.06%	4.85%
	2020		0.35%	2.05%	12.30	17.31	231,035	2,897,385	3.42%	5.19%	5.08%
	2019		0.35%	2.05%	11.74	13.97	208,007	2,483,317	10.91%	12.58%	6.64%
	2018		0.35%	1.85%	10.53	10.98	93,948	997,596	-3.34%	-3.19%	8.40%
	2017		0.35%	0.50%	11.34	11.34	27,781	306,541	6.35%	6.35%	7.35%
LVIP JPMorgan Retirement Income Fund - Service Class
	2021		0.10%	3.25%	11.55	15.82	1,199,686	16,949,213	2.23%	5.49%	1.95%
	2020		0.10%	3.25%	11.25	14.52	1,133,991	15,427,096	5.71%	8.88%	2.44%
	2019		0.30%	3.25%	10.72	13.44	1,047,886	13,227,779	10.01%	13.30%	4.15%
	2018		0.30%	3.25%	9.79	11.92	464,547	5,132,732	-7.39%	-5.05%	4.26%
	2017	6/7/17	0.30%	2.80%	10.45	12.66	128,472	1,516,322	0.25%	4.32%	5.72%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2021		0.35%	0.70%	13.12	13.84	95,342	1,281,368	5.13%	5.50%	2.22%
	2020		0.35%	0.70%	12.83	13.16	106,890	1,364,169	8.71%	8.93%	2.84%
	2019		0.50%	0.70%	11.78	12.11	78,871	929,262	13.14%	13.37%	3.19%
	2018		0.50%	0.70%	10.39	10.70	80,708	838,927	-5.19%	-5.01%	3.01%
	2017	7/6/17	0.50%	0.70%	10.94	11.29	70,347	769,846	1.22%	5.17%	5.89%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2021		0.10%	3.25%	12.71	25.01	34,960,763	617,172,349	24.63%	28.62%	0.73%
	2020		0.10%	3.25%	10.06	20.00	41,740,510	581,070,036	-1.50%	1.60%	0.91%
	2019		0.10%	3.20%	10.30	20.26	42,642,298	592,794,642	12.22%	15.75%	0.99%
	2018		0.10%	3.20%	10.51	18.01	43,871,855	534,005,530	-14.79%	-12.10%	1.15%
	2017		0.10%	3.20%	12.08	21.08	44,152,217	619,609,616	10.80%	14.06%	0.82%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2021		0.35%	1.65%	$15.91	$34.67	8,929	$240,967	26.96%	28.63%	0.89%
	2020		0.35%	1.70%	12.15	27.03	13,173	252,173	0.23%	1.59%	0.98%
	2019		0.35%	1.70%	12.01	26.67	13,646	278,411	14.21%	15.47%	1.24%
	2018		0.60%	1.70%	10.42	23.10	13,830	237,237	-13.29%	-12.33%	1.34%
	2017		0.60%	1.70%	23.96	26.34	15,058	300,920	12.76%	14.00%	1.00%
LVIP Loomis Sayles Global Growth Fund - Service Class
	2021		0.00%	1.65%	15.86	16.78	161,543	2,598,243	4.02%	5.64%	0.00%
	2020		0.10%	1.65%	15.31	15.89	177,996	2,751,041	32.32%	34.18%	0.16%
	2019		0.10%	1.50%	11.57	11.68	53,692	625,750	28.21%	28.91%	0.13%
	2018	6/4/18	0.95%	1.50%	9.03	9.06	7,016	63,472	-13.09%	-4.17%	0.07%
LVIP Loomis Sayles Global Growth Fund - Standard Class
	2021		0.35%	0.75%	16.84	16.84	19,646	327,734	5.75%	5.75%	0.00%
	2020		0.35%	0.40%	15.93	15.93	6,370	101,446	34.30%	34.30%	0.36%
	2019		0.35%	0.35%	11.86	11.86	4,104	48,669	30.15%	30.15%	0.15%
	2018	8/8/18	0.35%	0.35%	9.11	9.11	1,153	10,505	-11.97%	-11.97%	0.20%
LVIP MFS International Equity Managed Volatility Fund - Service Class
	2021		0.30%	3.25%	11.89	14.88	47,191,534	650,932,777	8.56%	11.80%	0.81%
	2020		0.30%	3.25%	10.95	13.36	47,576,144	594,262,836	-1.03%	1.94%	1.05%
	2019		0.30%	3.25%	11.10	13.15	44,423,014	550,471,700	22.09%	25.68%	1.55%
	2018		0.30%	3.20%	9.09	10.53	39,102,394	389,354,699	-11.34%	-9.01%	1.99%
	2017		0.60%	3.20%	10.25	11.57	26,368,211	290,445,820	24.56%	27.85%	1.22%
LVIP MFS International Growth Fund - Service Class
	2021		0.00%	3.30%	12.58	26.53	18,164,063	302,759,096	7.37%	10.97%	0.47%
	2020		0.00%	3.30%	12.26	24.05	17,682,464	270,033,014	10.54%	14.13%	0.72%
	2019		0.10%	3.30%	11.04	21.18	17,624,384	239,960,020	23.12%	27.12%	1.36%
	2018		0.10%	3.30%	8.93	16.75	17,261,570	188,443,345	-11.30%	-8.55%	1.11%
	2017		0.10%	3.15%	10.03	18.40	15,586,440	189,669,952	27.46%	31.14%	0.91%
LVIP MFS International Growth Fund - Standard Class
	2021		0.35%	0.75%	18.23	18.63	142,255	2,646,084	10.41%	10.85%	0.76%
	2020		0.35%	0.75%	16.80	16.80	118,304	1,985,958	14.14%	14.14%	1.24%
	2019		0.35%	0.35%	14.72	14.72	65,741	967,899	27.12%	27.12%	2.05%
	2018		0.35%	0.40%	11.45	11.58	41,452	480,070	-8.64%	-8.56%	2.14%
	2017		0.35%	0.40%	12.53	12.53	655	8,271	31.35%	31.35%	0.33%
LVIP MFS Value Fund - Service Class
	2021		0.00%	3.45%	14.49	35.25	48,018,780	1,219,669,506	20.91%	25.03%	1.12%
	2020		0.10%	3.45%	11.73	28.34	51,061,521	1,073,996,761	-0.11%	3.30%	1.46%
	2019		0.10%	3.45%	11.54	27.57	49,893,389	1,039,310,388	25.13%	29.39%	1.47%
	2018		0.10%	3.45%	10.78	21.42	50,948,330	840,483,201	-13.14%	-10.31%	1.48%
	2017		0.10%	3.30%	13.91	24.00	52,202,443	977,449,408	13.64%	16.98%	1.53%
LVIP MFS Value Fund - Standard Class
	2021		0.35%	0.75%	17.71	21.22	395,121	7,152,671	24.53%	25.03%	1.52%
	2020		0.35%	0.75%	14.23	16.98	294,478	4,268,316	2.88%	3.30%	2.08%
	2019		0.35%	0.75%	13.83	16.44	201,851	2,834,769	28.87%	29.39%	2.09%
	2018		0.35%	0.75%	10.73	12.72	148,603	1,615,051	-10.66%	-10.31%	2.23%
	2017		0.35%	0.75%	14.18	14.18	125,807	1,528,474	17.16%	17.16%	4.52%
LVIP Mondrian International Value Fund - Service Class
	2021		0.00%	3.45%	9.69	25.66	16,498,093	260,140,895	7.23%	10.99%	3.11%
	2020		0.00%	3.45%	9.02	23.44	18,143,286	261,332,249	-8.43%	-5.31%	2.22%
	2019		0.10%	3.45%	9.99	25.06	17,208,394	265,297,173	13.96%	17.84%	3.49%
	2018		0.10%	3.45%	8.96	21.54	18,142,609	240,843,856	-14.70%	-11.79%	2.90%
	2017		0.10%	3.45%	10.32	24.72	18,524,542	283,807,930	17.23%	20.68%	3.00%
LVIP Mondrian International Value Fund - Standard Class
	2021		0.35%	2.80%	11.87	27.40	366,621	8,473,138	8.19%	10.87%	3.23%
	2020		0.35%	2.80%	10.71	24.97	417,944	9,037,128	-7.50%	-5.30%	2.42%
	2019		0.35%	2.70%	11.32	26.75	398,517	9,685,168	15.10%	17.83%	3.64%
	2018		0.35%	2.70%	9.61	23.04	437,295	9,232,697	-13.84%	-11.83%	3.01%
	2017		0.40%	2.70%	10.90	26.51	489,746	12,000,558	18.11%	20.86%	3.26%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
	2021		0.00%	3.20%	$13.41	$17.06	6,545,186	$98,147,784	12.02%	15.14%	1.53%
	2020		0.30%	3.05%	12.01	14.04	5,781,067	76,317,917	11.67%	14.73%	2.21%
	2019		0.30%	3.20%	10.63	12.28	5,218,256	60,772,868	15.60%	19.00%	0.40%
	2018		0.30%	3.20%	9.20	10.35	5,414,305	53,649,866	-11.44%	-9.15%	0.79%
	2017		0.65%	3.20%	10.48	11.40	3,854,785	42,403,471	16.69%	19.40%	1.53%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2021		0.35%	0.65%	16.54	18.01	3,333	55,994	15.15%	15.49%	1.07%
	2020		0.35%	0.65%	14.37	14.61	3,333	48,569	14.72%	15.01%	2.47%
	2019		0.40%	0.65%	12.52	12.70	3,016	37,987	18.99%	19.29%	0.77%
	2018		0.40%	0.65%	10.53	10.53	3,016	31,892	-8.82%	-8.82%	0.32%
	2017		0.65%	0.90%	11.44	11.54	19,155	219,290	19.53%	19.83%	1.69%
LVIP PIMCO Low Duration Bond Fund - Service Class
	2021		0.00%	3.50%	8.66	11.02	76,046,158	762,042,646	-4.30%	-0.89%	1.45%
	2020		0.00%	3.50%	9.05	11.15	65,153,659	667,640,520	0.26%	3.73%	1.60%
	2019		0.10%	3.50%	9.02	10.77	52,322,641	524,421,705	-0.39%	3.01%	2.95%
	2018		0.10%	3.45%	9.14	10.48	48,400,783	477,584,323	-2.32%	0.80%	2.34%
	2017		0.10%	3.25%	9.37	10.42	40,527,858	402,456,330	-1.76%	1.13%	1.56%
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2021		0.35%	2.05%	9.83	11.15	1,116,211	12,043,091	-2.66%	-0.99%	1.77%
	2020		0.35%	2.05%	10.19	11.26	997,025	10,882,596	2.12%	3.73%	2.10%
	2019		0.35%	1.90%	9.98	10.86	606,276	6,393,755	1.42%	3.01%	3.18%
	2018		0.35%	1.90%	9.84	10.55	516,938	5,300,808	-0.79%	0.80%	1.89%
	2017		0.35%	1.90%	9.99	10.47	608,010	6,280,671	-0.03%	1.27%	2.07%
LVIP SSGA Bond Index Fund - Service Class
	2021		0.00%	3.45%	9.33	14.41	78,494,051	970,156,653	-5.54%	-2.22%	1.67%
	2020		0.00%	3.45%	9.87	14.83	75,367,503	970,687,072	3.59%	7.12%	1.96%
	2019		0.10%	3.45%	9.51	13.91	73,531,505	897,310,633	4.31%	7.86%	2.45%
	2018		0.10%	3.45%	8.90	12.96	77,456,544	891,156,307	-3.95%	-0.67%	2.42%
	2017		0.10%	3.45%	9.44	13.12	84,121,596	990,620,741	-0.32%	2.61%	2.20%
LVIP SSGA Bond Index Fund - Standard Class
	2021		0.35%	1.95%	10.94	14.08	1,603,461	18,114,934	-3.87%	-2.32%	2.15%
	2020		0.35%	1.95%	11.24	14.45	1,302,445	15,188,183	5.41%	7.11%	2.49%
	2019		0.35%	1.95%	10.54	13.53	849,115	9,397,551	6.15%	7.86%	3.56%
	2018		0.35%	1.95%	9.81	12.57	512,198	5,295,579	-2.15%	-0.67%	3.37%
	2017		0.35%	1.85%	10.58	12.69	240,908	2,641,603	1.29%	2.77%	3.81%
LVIP SSGA Conservative Index Allocation Fund - Service Class
	2021		0.00%	3.10%	11.87	18.06	5,825,381	91,830,660	2.86%	5.89%	1.87%
	2020		0.20%	3.10%	11.54	17.04	5,825,326	88,140,708	8.50%	11.58%	1.91%
	2019		0.30%	3.10%	10.64	15.32	5,371,748	74,344,768	11.04%	14.20%	2.18%
	2018		0.30%	3.10%	9.58	13.47	5,294,780	65,444,107	-7.49%	-5.19%	2.06%
	2017		0.65%	3.10%	11.93	14.20	5,468,134	72,050,831	7.17%	9.72%	1.98%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2021		0.35%	0.75%	13.21	14.03	389,904	5,184,848	5.58%	6.00%	2.67%
	2020		0.35%	0.75%	13.25	13.25	245,006	3,106,294	11.63%	11.63%	6.72%
	2019		0.50%	0.50%	11.87	11.87	7,729	91,756	14.26%	14.26%	2.41%
	2018	9/4/18	0.50%	0.50%	10.39	10.39	7,825	81,305	-4.90%	-4.90%	2.40%
LVIP SSGA Conservative Structured Allocation Fund - Service Class
	2021		0.00%	3.00%	12.84	17.40	9,797,011	152,969,580	4.00%	7.06%	3.46%
	2020		0.10%	3.15%	12.14	16.35	10,324,762	152,778,106	6.17%	9.29%	1.85%
	2019		0.10%	3.00%	11.25	15.04	11,255,112	154,489,748	10.01%	13.25%	2.37%
	2018		0.10%	3.00%	10.43	13.35	12,532,484	154,149,212	-8.05%	-5.35%	2.50%
	2017		0.10%	3.00%	11.54	14.19	14,275,446	188,332,607	6.19%	9.10%	3.10%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2021		0.35%	0.90%	13.66	14.52	92,945	1,409,656	6.89%	7.05%	4.99%
	2020		0.35%	0.50%	13.57	13.57	66,752	888,686	9.24%	9.24%	2.17%
	2019		0.40%	0.75%	11.61	12.43	56,234	689,119	12.79%	13.19%	2.07%
	2018		0.35%	0.75%	10.39	10.98	91,376	975,261	-5.39%	-5.34%	3.57%
	2017		0.35%	0.80%	11.44	11.60	58,990	678,713	8.82%	9.26%	3.28%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Developed International 150 Fund - Service Class
	2021		0.00%	3.20%	$10.06	$17.49	10,764,109	$136,170,553	9.32%	12.76%	4.02%
	2020		0.10%	3.45%	9.20	15.63	11,866,718	134,981,414	-7.58%	-4.43%	2.46%
	2019		0.10%	3.45%	9.92	16.47	11,717,490	141,788,782	11.23%	15.02%	3.88%
	2018		0.10%	3.45%	8.96	14.42	12,708,245	135,853,448	-18.31%	-15.53%	3.30%
	2017		0.10%	3.45%	11.49	17.19	12,699,387	163,216,281	19.61%	22.89%	4.13%
LVIP SSGA Developed International 150 Fund - Standard Class
	2021		0.35%	1.90%	12.16	21.45	76,148	1,055,762	11.03%	12.77%	4.58%
	2020		0.35%	1.90%	10.83	19.07	83,070	1,007,902	-5.90%	-4.43%	2.80%
	2019		0.35%	1.90%	11.38	20.00	82,751	1,086,629	13.25%	15.02%	5.10%
	2018		0.35%	1.90%	9.94	17.44	50,448	602,863	-16.83%	-15.53%	3.88%
	2017		0.35%	1.90%	11.82	20.69	38,516	589,596	21.25%	23.08%	4.71%
LVIP SSGA Emerging Markets 100 Fund - Service Class
	2021		0.00%	3.20%	8.05	14.76	12,030,217	154,248,867	5.10%	8.40%	5.23%
	2020		0.10%	3.45%	7.66	13.69	13,313,771	159,856,644	-1.07%	2.30%	3.34%
	2019		0.10%	3.45%	7.72	13.46	13,578,067	161,919,562	3.71%	7.24%	3.52%
	2018		0.10%	3.45%	7.46	12.62	14,269,233	161,169,585	-15.51%	-12.63%	4.25%
	2017		0.10%	3.45%	8.80	14.86	14,293,707	187,818,258	19.68%	23.14%	2.43%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2021		0.35%	1.70%	10.83	19.11	377,838	4,950,196	6.95%	8.41%	6.17%
	2020		0.35%	1.70%	10.03	17.67	299,913	3,694,147	0.92%	2.30%	3.74%
	2019		0.35%	1.70%	9.84	17.32	305,040	3,695,796	5.79%	7.23%	4.16%
	2018		0.35%	1.90%	8.42	16.19	279,695	3,189,674	-13.96%	-12.62%	5.71%
	2017		0.35%	1.90%	9.79	18.57	104,709	1,455,002	21.51%	23.34%	3.66%
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
	2021		0.00%	2.95%	12.23	13.37	1,197,409	15,377,926	-6.25%	-3.54%	2.63%
	2020		0.00%	2.85%	13.04	13.83	616,124	8,291,937	13.63%	16.80%	2.18%
	2019		0.10%	2.85%	11.63	11.73	322,497	3,766,193	15.48%	16.35%	3.65%
	2018	11/29/18	0.95%	1.70%	10.07	10.08	19,991	201,410	-3.28%	2.66%	0.00%
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
	2021		0.35%	1.90%	12.13	13.33	163,366	2,166,182	-5.12%	-3.64%	2.94%
	2020		0.35%	1.90%	13.71	13.83	76,997	1,059,447	16.33%	16.79%	2.12%
	2019	2/15/19	0.35%	0.75%	11.79	11.84	48,289	571,391	9.23%	17.18%	6.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2021		0.10%	3.25%	11.51	18.15	44,812,050	723,591,610	8.70%	12.18%	4.70%
	2020		0.10%	3.25%	10.55	16.64	49,516,854	723,636,877	3.34%	6.65%	1.57%
	2019		0.10%	3.50%	10.17	15.68	54,946,676	764,421,527	11.77%	15.35%	2.24%
	2018		0.10%	3.25%	9.07	13.66	60,617,466	741,127,737	-11.33%	-8.50%	2.53%
	2017		0.10%	3.25%	10.19	15.01	64,699,507	876,608,907	10.92%	13.84%	3.73%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2021		0.35%	1.85%	14.35	22.71	183,278	2,882,834	10.51%	12.18%	6.64%
	2020		0.35%	1.85%	12.84	20.30	66,639	1,064,218	5.06%	6.65%	2.42%
	2019		0.35%	1.85%	12.09	19.10	40,415	681,522	13.63%	15.35%	2.41%
	2018		0.35%	1.85%	10.59	16.60	47,991	709,882	-9.86%	-8.50%	2.95%
	2017		0.35%	1.85%	11.20	18.20	45,251	746,498	13.78%	14.07%	4.70%
LVIP SSGA International Index Fund - Service Class
	2021		0.00%	3.45%	10.71	19.92	23,976,158	304,115,127	7.03%	10.78%	2.34%
	2020		0.00%	3.45%	9.95	18.09	25,149,358	291,692,201	3.94%	7.48%	2.24%
	2019		0.10%	3.45%	9.52	16.92	26,114,737	285,999,479	17.16%	21.16%	2.30%
	2018		0.10%	3.45%	8.07	14.03	28,645,675	263,191,585	-16.84%	-14.01%	2.45%
	2017		0.10%	3.45%	9.65	16.40	27,441,468	297,443,272	20.71%	24.01%	2.39%
LVIP SSGA International Index Fund - Standard Class
	2021		0.35%	2.05%	13.47	22.93	809,081	12,530,545	8.80%	10.67%	2.89%
	2020		0.35%	2.05%	12.23	20.77	609,495	8,591,569	5.66%	7.47%	3.00%
	2019		0.35%	2.05%	11.43	19.37	419,622	5,597,115	19.29%	21.16%	2.74%
	2018		0.35%	1.90%	9.65	16.03	377,158	4,186,706	-15.33%	-14.00%	3.26%
	2017		0.35%	1.90%	11.23	18.69	184,593	2,430,775	22.35%	24.19%	4.13%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Managed Volatility Fund - Service Class
	2021		0.30%	3.20%	$9.38	$14.04	31,785,585	$339,266,732	7.01%	10.16%	1.97%
	2020		0.30%	3.20%	8.76	12.75	34,703,945	340,513,878	-4.33%	-1.51%	1.70%
	2019		0.30%	3.20%	9.16	12.95	34,495,436	347,884,977	14.75%	18.13%	2.10%
	2018		0.30%	3.20%	7.98	10.96	38,296,866	330,913,970	-15.19%	-12.69%	2.02%
	2017		0.30%	3.20%	9.41	12.55	37,807,569	378,840,654	20.05%	23.59%	1.97%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2021		0.65%	1.90%	10.61	11.73	7,308	82,961	8.68%	10.05%	2.34%
	2020		0.65%	1.90%	9.76	10.66	7,860	81,422	-2.84%	-1.62%	1.29%
	2019		0.65%	1.90%	10.05	10.83	14,351	148,264	16.55%	18.02%	2.37%
	2018		0.65%	1.90%	8.62	9.18	15,562	137,180	-13.86%	-12.77%	2.29%
	2017		0.65%	1.90%	10.01	10.52	15,347	156,282	21.93%	23.46%	2.15%
LVIP SSGA Large Cap 100 Fund - Service Class
	2021		0.00%	3.30%	17.42	41.11	11,508,208	374,015,414	27.28%	31.41%	1.94%
	2020		0.10%	3.45%	13.77	32.18	12,829,795	326,782,046	-0.76%	2.62%	2.48%
	2019		0.10%	3.45%	13.85	32.27	13,230,409	335,489,909	22.68%	26.86%	2.38%
	2018		0.10%	3.45%	11.27	26.17	14,080,296	287,652,940	-14.34%	-11.42%	1.90%
	2017		0.10%	3.45%	14.76	30.40	14,865,283	350,328,436	14.79%	18.11%	2.66%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2021		0.35%	2.15%	19.25	57.00	415,782	9,467,670	29.07%	31.42%	2.64%
	2020		0.35%	2.15%	14.71	43.48	329,663	5,983,837	0.79%	2.62%	2.91%
	2019		0.35%	2.15%	14.39	42.47	291,484	5,408,616	24.59%	26.85%	3.36%
	2018		0.35%	2.15%	11.39	33.57	158,212	2,872,204	-13.00%	-11.42%	2.27%
	2017		0.35%	2.15%	14.84	37.99	132,109	2,975,978	16.23%	18.28%	3.00%
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
	2021		0.20%	3.25%	15.93	23.11	41,694,258	894,082,224	23.69%	27.52%	1.16%
	2020		0.20%	3.25%	13.13	18.20	45,460,943	774,708,803	11.80%	15.26%	1.70%
	2019		0.20%	3.25%	11.41	15.86	46,159,937	690,589,285	17.06%	20.50%	1.38%
	2018		0.30%	3.20%	11.44	13.21	39,380,761	493,738,934	-7.88%	-5.50%	1.69%
	2017		0.60%	3.20%	12.42	14.01	27,776,939	371,051,510	16.99%	20.06%	1.68%
LVIP SSGA Large Cap Managed Volatility Fund - Standard Class
	2017		0.90%	0.90%	13.98	13.98	2,732	38,211	20.01%	20.01%	1.77%
LVIP SSGA Mid-Cap Index Fund - Service Class
	2021		0.00%	3.45%	14.49	19.68	9,552,505	169,594,180	19.85%	24.06%	0.97%
	2020		0.00%	3.45%	11.84	15.88	8,280,057	121,479,345	9.08%	12.79%	1.45%
	2019		0.10%	3.45%	10.63	14.08	7,384,635	97,785,638	21.24%	25.37%	1.18%
	2018		0.10%	3.45%	10.51	11.23	5,756,164	62,231,119	-14.38%	-11.68%	1.63%
	2017	1/10/17	0.10%	3.20%	12.27	12.72	2,684,939	33,602,055	3.93%	13.37%	1.91%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2021		0.35%	2.25%	17.85	19.68	674,232	13,137,815	21.60%	23.93%	1.32%
	2020		0.35%	2.25%	14.68	15.88	467,456	7,354,196	10.67%	12.79%	1.77%
	2019		0.35%	2.25%	13.26	14.08	385,213	5,379,773	23.01%	25.37%	1.47%
	2018		0.35%	2.25%	10.78	11.23	251,849	2,809,029	-13.34%	-11.68%	2.05%
	2017	1/31/17	0.35%	2.25%	12.44	12.71	98,808	1,251,408	4.01%	13.56%	2.01%
LVIP SSGA Moderate Index Allocation Fund - Service Class
	2021		0.10%	3.20%	13.14	21.25	15,384,134	288,980,814	6.66%	10.01%	1.98%
	2020		0.10%	3.20%	12.33	19.42	15,301,045	266,641,121	9.97%	13.44%	1.94%
	2019		0.10%	3.50%	11.20	17.22	15,988,603	249,717,225	14.22%	17.58%	2.08%
	2018		0.30%	3.25%	9.80	14.76	15,866,273	214,581,827	-9.49%	-6.78%	1.98%
	2017		0.30%	3.25%	12.55	15.88	15,573,508	228,699,375	10.67%	13.58%	1.97%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2021		0.35%	0.75%	14.07	16.01	455,114	6,757,072	9.57%	10.01%	2.50%
	2020		0.35%	0.75%	12.96	14.21	322,655	4,383,674	13.26%	13.43%	3.43%
	2019		0.35%	0.50%	12.54	12.54	124,203	1,552,417	17.65%	17.65%	2.61%
	2018		0.50%	0.50%	10.66	10.66	92,882	990,353	-6.74%	-6.74%	5.18%
	2017	11/10/17	0.40%	0.40%	11.45	11.45	2,534	29,013	0.10%	0.10%	0.78%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Moderate Structured Allocation Fund - Service Class
	2021		0.00%	3.30%	$12.28	$20.45	37,555,749	$680,018,510	8.24%	11.76%	4.28%
	2020		0.10%	3.30%	11.48	18.30	41,297,854	678,863,049	6.03%	9.48%	2.19%
	2019		0.10%	3.30%	10.82	16.80	45,057,307	687,544,662	12.50%	16.17%	2.47%
	2018		0.10%	3.30%	9.79	14.55	50,332,512	672,244,719	-10.28%	-7.45%	2.71%
	2017		0.10%	3.20%	10.88	15.80	54,924,113	805,056,033	9.31%	12.52%	3.64%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2021		0.35%	0.70%	15.03	15.93	115,842	1,764,213	11.59%	11.76%	5.90%
	2020		0.35%	0.50%	13.56	14.26	99,081	1,351,763	9.42%	9.47%	3.03%
	2019		0.35%	0.40%	12.39	13.04	74,748	934,239	16.11%	16.16%	2.63%
	2018		0.35%	0.40%	10.66	11.23	78,803	847,508	-7.49%	-7.45%	3.72%
	2017		0.35%	0.50%	12.14	12.14	15,542	186,952	12.69%	12.69%	3.59%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
	2021		0.00%	3.25%	13.63	22.37	12,725,423	248,635,849	7.54%	10.98%	1.92%
	2020		0.10%	3.25%	12.74	20.27	12,635,048	227,795,061	10.35%	13.88%	2.17%
	2019		0.10%	3.50%	11.34	17.89	13,477,189	217,105,923	15.61%	19.31%	1.98%
	2018		0.10%	3.25%	10.76	15.08	14,587,041	196,125,727	-10.61%	-7.93%	2.01%
	2017		0.30%	3.25%	12.96	16.44	12,510,291	191,068,011	13.00%	15.92%	1.95%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2021		0.35%	0.70%	14.52	16.54	294,849	4,754,600	10.59%	10.98%	2.13%
	2020		0.35%	0.70%	13.08	14.95	305,888	4,476,658	13.48%	13.88%	2.59%
	2019		0.35%	0.70%	12.86	13.18	281,584	3,626,780	18.89%	19.13%	2.65%
	2018		0.50%	0.70%	10.79	11.08	220,084	2,381,036	-8.07%	-7.89%	2.36%
	2017	6/6/17	0.50%	0.70%	11.71	12.06	23,825	280,660	5.16%	5.25%	8.08%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
	2021		0.00%	3.15%	14.51	21.48	20,167,629	384,870,969	9.87%	13.28%	4.69%
	2020		0.10%	3.15%	12.97	19.07	22,118,933	378,544,559	5.63%	8.90%	2.26%
	2019		0.10%	3.50%	12.06	17.61	25,063,322	400,521,801	13.51%	17.02%	2.52%
	2018		0.10%	3.15%	10.73	15.13	27,815,521	386,000,586	-11.27%	-8.70%	2.84%
	2017		0.30%	3.15%	12.29	16.63	29,879,947	460,977,499	11.06%	14.27%	3.89%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2021		0.35%	0.75%	15.23	16.28	178,662	2,789,953	12.83%	13.28%	5.29%
	2020		0.35%	0.75%	13.49	14.38	179,244	2,475,931	8.46%	8.90%	2.64%
	2019		0.35%	0.75%	12.44	13.21	181,196	2,301,852	16.55%	17.02%	2.87%
	2018		0.35%	0.75%	10.67	11.30	187,679	2,041,451	-8.88%	-8.52%	2.86%
	2017		0.35%	0.75%	12.35	12.35	197,527	2,352,949	14.44%	14.44%	8.28%
LVIP SSGA Nasdaq-100 Index Fund - Service Class
	2021	6/7/21	0.00%	1.65%	12.09	12.22	775,552	9,412,574	-1.72%	17.44%	0.14%
LVIP SSGA Nasdaq-100 Index Fund - Standard Class
	2021	6/17/21	0.35%	0.75%	12.18	12.21	42,321	516,672	2.86%	15.15%	0.24%
LVIP SSGA S&P 500 Index Fund - Service Class
	2021		0.00%	3.45%	14.39	45.48	56,655,128	1,867,313,439	23.76%	28.10%	1.05%
	2020		0.00%	3.45%	14.19	36.56	56,438,349	1,527,934,828	13.74%	17.62%	1.41%
	2019		0.10%	3.45%	12.21	31.24	56,011,695	1,327,146,985	26.43%	30.74%	1.51%
	2018		0.10%	3.45%	11.84	24.20	53,725,853	1,009,694,677	-8.10%	-4.97%	1.60%
	2017		0.10%	3.45%	14.59	26.20	53,968,245	1,097,923,484	17.45%	20.90%	1.69%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2021		0.35%	3.20%	20.08	60.61	4,307,583	121,967,033	24.38%	27.97%	1.38%
	2020		0.35%	3.20%	16.15	47.48	3,769,835	87,912,941	14.32%	17.62%	1.73%
	2019		0.35%	3.20%	15.35	40.47	3,268,447	69,701,663	27.58%	30.74%	1.77%
	2018		0.35%	2.80%	11.79	31.03	2,924,804	51,329,907	-7.28%	-4.98%	1.97%
	2017		0.35%	2.80%	14.88	32.74	2,171,477	46,493,445	18.29%	21.09%	1.98%
LVIP SSGA Short-Term Bond Index Fund - Service Class
	2021		0.00%	3.45%	9.59	10.80	16,322,399	168,729,878	-4.13%	-0.77%	0.75%
	2020		0.00%	3.45%	10.01	10.90	14,630,291	154,373,662	-0.11%	3.29%	1.74%
	2019		0.10%	3.45%	10.02	10.55	9,771,857	101,119,811	0.99%	4.22%	3.04%
	2018	5/21/18	0.30%	3.45%	9.92	10.12	4,337,495	43,554,591	-0.34%	1.09%	2.62%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Short-Term Bond Index Fund - Standard Class
	2021		0.35%	1.90%	$10.25	$10.81	581,124	$6,246,840	-2.39%	-0.87%	0.98%
	2020		0.35%	1.90%	10.50	10.91	545,833	5,930,586	1.69%	3.28%	2.45%
	2019		0.35%	1.90%	10.51	10.56	256,543	2,702,294	4.06%	4.43%	3.64%
	2018	6/25/18	0.35%	0.70%	10.06	10.12	70,994	718,337	0.53%	1.06%	2.39%
LVIP SSGA Small-Cap Index Fund - Service Class
	2021		0.00%	3.45%	14.20	33.99	21,674,967	493,880,458	10.39%	14.27%	0.59%
	2020		0.00%	3.45%	13.00	30.64	22,387,107	458,339,604	14.87%	18.78%	0.84%
	2019		0.10%	3.45%	11.08	26.54	22,651,805	397,700,809	20.49%	24.60%	0.76%
	2018		0.10%	3.45%	10.56	21.92	21,129,599	304,238,227	-14.59%	-11.68%	0.79%
	2017		0.10%	3.45%	13.59	25.53	18,697,055	311,264,760	10.34%	13.58%	0.78%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2021		0.35%	2.05%	18.38	47.14	838,904	17,434,045	12.23%	14.16%	0.95%
	2020		0.35%	2.05%	16.17	41.40	701,784	13,407,917	16.78%	18.78%	1.19%
	2019		0.35%	2.05%	13.67	34.94	595,185	10,786,861	22.68%	24.60%	1.04%
	2018		0.35%	1.90%	11.01	28.11	578,940	8,557,018	-13.04%	-11.68%	1.16%
	2017		0.35%	1.90%	13.86	31.91	335,888	6,541,645	12.06%	13.75%	1.29%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
	2021		0.00%	3.45%	15.07	36.98	6,669,567	203,431,901	28.80%	33.19%	2.15%
	2020		0.10%	3.45%	11.68	27.92	7,024,908	165,931,202	2.13%	5.61%	2.66%
	2019		0.10%	3.45%	11.42	26.58	6,616,792	151,249,518	15.47%	19.40%	1.83%
	2018		0.10%	3.45%	9.88	22.51	6,352,589	125,142,430	-16.60%	-13.76%	2.87%
	2017		0.10%	3.45%	12.98	26.86	6,080,391	142,582,271	2.73%	5.75%	2.33%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2021		0.35%	2.15%	17.02	48.13	541,338	10,616,621	30.82%	33.19%	2.70%
	2020		0.35%	2.15%	12.83	36.23	455,756	7,149,118	3.73%	5.61%	2.98%
	2019		0.35%	2.15%	12.20	34.39	352,281	5,627,931	17.28%	19.41%	2.25%
	2018		0.35%	2.15%	10.25	28.87	186,912	3,034,293	-15.30%	-13.76%	2.82%
	2017		0.35%	2.15%	13.24	33.56	181,410	3,360,719	4.07%	5.90%	2.98%
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
	2021		0.20%	3.25%	12.93	17.06	42,507,737	667,995,657	12.25%	15.72%	2.38%
	2020		0.20%	3.25%	11.21	14.80	45,116,933	621,268,121	9.47%	12.86%	1.87%
	2019		0.20%	3.25%	9.96	13.17	44,924,394	555,084,930	10.68%	14.06%	0.63%
	2018		0.20%	3.20%	10.01	11.59	39,282,891	430,380,066	-12.22%	-9.90%	1.42%
	2017		0.60%	3.20%	11.41	12.87	29,932,926	366,876,336	10.29%	13.19%	1.21%
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class
	2021		0.65%	1.90%	15.58	17.36	3,581	60,480	14.05%	15.49%	2.55%
	2020		0.65%	1.90%	13.66	15.03	4,049	59,258	11.24%	12.63%	2.06%
	2019		0.65%	1.90%	12.45	13.34	4,717	61,647	12.63%	13.82%	0.79%
	2018		0.65%	1.70%	11.05	11.72	4,529	52,386	-10.67%	-9.73%	1.04%
	2017		0.65%	1.70%	12.37	12.99	7,334	94,376	12.23%	13.42%	1.34%
LVIP T. Rowe Price 2010 Fund - Service Class
	2021		0.75%	2.80%	13.62	18.38	295,210	4,803,174	5.34%	7.52%	2.40%
	2020		0.75%	2.80%	12.93	17.10	333,829	5,066,575	8.92%	11.18%	1.86%
	2019		0.75%	2.80%	11.87	15.38	391,065	5,391,098	12.25%	14.57%	2.55%
	2018		0.75%	2.80%	10.58	13.42	419,783	5,119,178	-7.10%	-5.17%	1.79%
	2017		0.75%	2.80%	11.39	14.15	448,516	5,814,930	6.34%	8.55%	1.71%
LVIP T. Rowe Price 2020 Fund - Service Class
	2021		0.60%	2.80%	13.86	19.11	543,426	8,904,846	6.92%	9.29%	2.73%
	2020		0.60%	2.80%	12.96	17.13	579,091	8,738,482	9.87%	12.14%	2.19%
	2019		0.75%	2.80%	11.80	15.28	618,831	8,395,444	15.36%	17.75%	2.49%
	2018		0.75%	2.80%	10.22	12.97	734,500	8,570,594	-8.42%	-6.52%	1.56%
	2017		0.75%	2.80%	11.16	13.88	806,673	10,174,646	8.66%	10.91%	1.63%
LVIP T. Rowe Price 2030 Fund - Service Class
	2021		0.60%	2.80%	14.44	19.91	271,974	4,578,916	10.18%	12.63%	2.03%
	2020		0.60%	2.85%	13.01	17.32	280,225	4,233,552	11.74%	14.11%	1.85%
	2019		0.75%	2.85%	11.65	15.18	323,415	4,320,349	18.42%	20.93%	2.22%
	2018		0.75%	2.85%	9.83	12.55	367,010	4,101,217	-10.41%	-8.51%	1.40%
	2017		0.75%	2.85%	10.98	13.72	414,963	5,122,956	10.01%	12.35%	1.69%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2040 Fund - Service Class
	2021		0.90%	2.60%	$14.84	$19.03	326,689	$5,572,231	13.65%	15.59%	2.35%
	2020		0.90%	2.85%	12.62	16.46	342,267	5,085,929	13.07%	15.29%	1.71%
	2019		0.90%	2.85%	11.16	14.28	367,238	4,749,561	20.64%	23.02%	2.02%
	2018		0.90%	2.85%	9.25	11.27	379,703	4,037,428	-11.51%	-9.99%	1.37%
	2017		1.15%	2.85%	10.46	12.52	394,944	4,703,122	11.13%	13.04%	1.85%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2021		0.00%	3.20%	13.88	59.04	11,542,092	465,035,203	16.39%	20.18%	0.00%
	2020		0.00%	3.20%	19.51	49.42	12,106,242	421,366,135	31.84%	35.99%	0.00%
	2019		0.10%	3.20%	16.57	36.52	13,823,585	361,991,166	26.62%	30.60%	0.00%
	2018		0.10%	3.20%	13.13	28.55	14,467,632	296,820,655	-4.48%	-1.46%	0.09%
	2017		0.10%	3.20%	16.14	29.81	14,256,459	302,611,791	29.17%	32.96%	0.00%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2021		0.35%	0.80%	27.69	34.52	249,585	7,273,797	19.51%	20.05%	0.00%
	2020		0.35%	0.80%	23.15	28.77	211,891	5,179,266	35.38%	35.99%	0.00%
	2019		0.35%	0.80%	17.09	21.16	195,415	3,529,872	30.02%	30.60%	0.08%
	2018		0.35%	0.80%	13.14	16.21	159,557	2,237,503	-1.86%	-1.47%	0.22%
	2017		0.35%	0.75%	16.46	16.46	95,197	1,451,246	33.16%	33.16%	0.30%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2021		0.00%	3.50%	13.81	70.90	7,775,951	390,215,525	9.65%	13.56%	0.01%
	2020		0.00%	3.50%	18.67	63.28	7,668,665	352,552,658	26.85%	31.23%	0.00%
	2019		0.10%	3.50%	14.62	48.83	7,692,717	278,210,550	32.41%	36.92%	0.00%
	2018		0.10%	3.45%	10.73	36.11	6,591,240	179,669,335	-6.59%	-3.40%	0.17%
	2017		0.10%	3.45%	14.77	37.85	5,555,963	163,178,882	20.52%	24.06%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2021		0.35%	3.10%	24.07	74.95	117,791	4,602,933	10.37%	13.45%	0.01%
	2020		0.35%	3.10%	21.30	66.70	156,621	5,084,044	27.67%	31.23%	0.00%
	2019		0.35%	3.10%	16.29	51.31	108,941	3,369,519	33.20%	36.92%	0.17%
	2018		0.35%	3.10%	11.95	37.83	94,511	2,576,337	-6.04%	-3.41%	0.33%
	2017		0.35%	3.10%	14.85	39.54	161,317	3,968,180	21.06%	24.25%	0.22%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
	2021		0.30%	3.20%	13.09	14.29	13,400,286	184,408,512	14.28%	17.53%	2.54%
	2020		0.30%	3.15%	11.45	12.15	10,939,691	129,743,309	4.96%	7.94%	1.68%
	2019		0.30%	3.50%	10.95	11.13	7,009,127	77,894,950	14.87%	16.55%	8.62%
	2018	11/20/18	1.30%	2.80%	9.53	9.55	167,248	1,597,445	-3.82%	0.57%	2.73%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class
	2021		0.50%	0.50%	14.31	14.31	89,087	1,274,421	17.59%	17.59%	2.85%
	2020		0.50%	0.50%	12.16	12.16	71,114	865,106	7.99%	7.99%	2.06%
	2019	3/11/19	0.50%	0.50%	11.27	11.27	12,396	139,647	11.47%	11.47%	4.57%
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
	2021		0.30%	3.45%	12.63	15.87	131,802,458	1,935,606,062	11.18%	14.74%	2.52%
	2020		0.30%	3.45%	11.49	13.83	130,329,819	1,680,865,371	4.78%	7.91%	1.59%
	2019		0.30%	3.50%	10.99	12.82	119,595,663	1,440,535,272	13.20%	16.53%	1.55%
	2018		0.30%	3.20%	9.71	11.00	98,400,591	1,023,769,887	-7.86%	-5.14%	1.75%
	2017		0.30%	3.20%	10.54	11.28	81,839,204	905,126,333	11.32%	14.20%	1.63%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2021		0.50%	1.85%	15.48	15.91	213,759	3,397,774	14.62%	14.79%	3.13%
	2020		0.50%	0.65%	13.51	13.86	158,680	2,198,397	7.80%	7.96%	2.10%
	2019		0.50%	0.65%	12.53	12.53	119,887	1,538,311	16.42%	16.42%	4.53%
	2018		0.65%	0.65%	10.76	10.76	2,892	31,124	-5.24%	-5.24%	1.73%
	2017		0.65%	0.65%	11.36	11.36	3,106	35,271	14.47%	14.47%	1.59%
LVIP Vanguard Bond Allocation Fund - Service Class
	2021		0.00%	3.45%	8.86	11.91	88,579,381	948,844,590	-4.88%	-1.54%	1.24%
	2020		0.00%	3.45%	9.29	12.17	77,054,911	851,083,977	1.84%	5.31%	1.30%
	2019		0.10%	3.45%	9.11	11.62	71,285,726	758,441,830	3.57%	7.10%	2.42%
	2018		0.10%	3.45%	8.94	10.90	61,620,139	621,064,769	-3.53%	-0.49%	2.00%
	2017		0.10%	3.20%	9.27	11.01	55,525,545	570,913,243	-0.55%	2.38%	1.75%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard Bond Allocation Fund - Standard Class
	2021		0.35%	2.05%	$10.38	$12.23	3,953,945	$43,910,638	-3.29%	-1.63%	1.60%
	2020		0.35%	2.05%	10.74	12.47	2,571,417	29,318,795	3.54%	5.31%	1.68%
	2019		0.35%	2.05%	10.37	11.87	1,781,221	19,494,744	5.30%	7.10%	2.76%
	2018		0.35%	2.05%	9.88	11.11	1,566,765	16,207,787	-2.03%	-0.50%	2.87%
	2017		0.35%	1.90%	10.27	11.19	794,837	8,443,753	1.01%	2.53%	2.21%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2021		0.00%	3.30%	14.34	39.56	14,475,983	443,944,289	21.35%	25.42%	1.02%
	2020		0.00%	3.30%	16.15	31.81	14,022,412	356,405,000	15.65%	19.41%	1.19%
	2019		0.10%	3.30%	13.59	26.84	14,024,885	304,757,104	25.87%	29.84%	1.42%
	2018		0.10%	3.20%	10.51	20.83	12,995,865	223,984,620	-8.16%	-5.27%	1.31%
	2017		0.10%	3.20%	14.33	22.15	10,582,715	198,666,969	16.10%	19.52%	1.45%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2021		0.35%	2.05%	22.29	37.53	901,614	23,026,286	23.19%	25.30%	1.29%
	2020		0.35%	2.05%	17.86	30.02	561,413	12,620,831	17.51%	19.41%	1.75%
	2019		0.35%	1.95%	15.02	25.21	341,821	5,633,407	27.77%	29.83%	2.25%
	2018		0.35%	1.95%	11.61	19.46	178,960	2,428,702	-6.72%	-5.31%	2.29%
	2017		0.40%	1.90%	14.41	20.60	79,446	1,369,285	17.91%	19.69%	2.06%
LVIP Vanguard International Equity ETF Fund - Service Class
	2021		0.00%	3.30%	11.56	17.18	19,569,299	285,388,076	4.39%	7.89%	2.71%
	2020		0.00%	3.30%	11.08	16.06	17,488,930	240,447,642	7.02%	10.50%	2.01%
	2019		0.10%	3.30%	10.35	14.64	16,990,592	214,600,065	17.94%	21.78%	3.00%
	2018		0.10%	3.30%	8.85	12.11	14,952,968	157,874,235	-17.64%	-15.01%	2.21%
	2017		0.10%	3.25%	11.32	14.36	10,455,499	132,189,200	23.96%	27.61%	2.19%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2021		0.35%	2.05%	14.03	16.70	1,568,440	24,400,403	5.97%	7.78%	3.11%
	2020		0.35%	2.05%	13.29	15.53	1,037,297	15,093,131	8.75%	10.51%	2.39%
	2019		0.35%	1.95%	12.07	14.09	822,879	10,896,006	19.84%	21.77%	3.53%
	2018		0.35%	1.95%	9.94	11.60	596,515	6,536,830	-16.31%	-15.05%	4.64%
	2017		0.40%	1.90%	11.92	13.68	119,058	1,536,477	25.89%	27.80%	2.80%
LVIP Wellington Capital Growth Fund - Service Class
	2021		0.00%	3.20%	13.26	60.92	10,971,448	518,385,899	13.08%	16.83%	0.00%
	2020		0.00%	3.20%	24.81	52.57	12,327,705	512,853,327	38.25%	42.53%	0.00%
	2019		0.10%	3.15%	17.63	37.14	13,601,554	409,005,671	36.66%	40.89%	0.00%
	2018		0.10%	3.15%	13.03	26.92	14,720,807	322,412,105	-2.04%	1.00%	0.00%
	2017		0.10%	3.15%	16.10	27.42	15,188,254	337,775,924	31.33%	35.12%	0.00%
LVIP Wellington Capital Growth Fund - Standard Class
	2021		0.35%	0.75%	30.02	38.26	239,895	7,357,807	16.24%	16.71%	0.00%
	2020		0.35%	0.75%	25.83	32.80	208,634	5,489,830	41.96%	42.53%	0.00%
	2019		0.35%	0.75%	18.19	23.02	79,528	1,472,386	40.35%	40.89%	0.00%
	2018		0.35%	0.75%	13.09	16.35	58,383	769,085	0.95%	1.00%	0.00%
	2017	1/26/17	0.35%	0.40%	12.96	16.19	4,143	63,372	0.78%	29.13%	0.00%
LVIP Wellington SMID Cap Value Fund - Service Class
	2021		0.00%	3.30%	14.69	32.85	7,097,240	150,529,032	23.75%	27.75%	0.25%
	2020		0.10%	3.30%	11.87	26.46	7,483,757	126,307,186	-1.78%	1.42%	0.70%
	2019		0.10%	3.30%	12.08	26.84	6,971,069	118,157,095	26.08%	30.14%	0.80%
	2018		0.10%	3.30%	9.75	21.22	6,681,109	88,479,157	-17.48%	-14.83%	0.45%
	2017		0.10%	3.45%	12.77	25.64	6,261,878	98,623,881	9.59%	12.81%	0.17%
LVIP Wellington SMID Cap Value Fund - Standard Class
	2021		0.35%	0.75%	16.93	18.40	105,682	1,851,301	27.24%	27.75%	0.53%
	2020		0.35%	0.75%	13.30	14.41	79,861	1,094,602	1.01%	1.42%	1.27%
	2019		0.35%	0.75%	13.17	14.22	47,527	648,005	29.62%	30.14%	0.95%
	2018		0.35%	0.75%	10.26	10.93	41,829	444,568	-14.88%	-14.83%	0.92%
	2017		0.35%	0.40%	12.84	12.84	26,709	340,987	12.98%	12.98%	0.46%
LVIP Western Asset Core Bond Fund - Service Class
	2021		0.00%	3.50%	9.86	11.81	41,923,985	464,021,963	-5.34%	-1.97%	2.24%
	2020		0.00%	3.50%	10.66	12.06	32,920,950	377,085,529	4.99%	8.62%	2.37%
	2019		0.10%	3.50%	10.17	11.10	23,700,956	253,487,365	6.47%	10.10%	3.54%
	2018		0.10%	3.45%	9.55	10.09	11,674,621	115,067,385	-4.62%	-1.37%	4.67%
	2017	5/22/17	0.10%	3.45%	10.01	10.23	3,774,989	38,242,906	-0.77%	1.72%	2.93%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Western Asset Core Bond Fund - Standard Class
	2021		0.35%	2.05%	$10.92	$11.81	1,384,325	$16,261,219	-3.71%	-2.06%	2.76%
	2020		0.35%	2.05%	11.34	12.06	869,160	10,437,613	6.79%	8.62%	2.60%
	2019		0.35%	2.05%	10.67	11.10	659,514	7,297,019	8.46%	10.09%	3.61%
	2018		0.35%	1.85%	9.84	10.08	392,090	3,945,714	-2.85%	-1.38%	6.63%
	2017	6/5/17	0.35%	1.85%	10.13	10.23	60,907	622,101	0.26%	1.38%	2.61%
MFS® VIT Growth Series - Initial Class
	2021		0.35%	2.35%	28.40	82.65	155,606	7,451,183	20.66%	23.10%	0.00%
	2020		0.35%	2.35%	23.57	68.35	163,417	6,464,207	28.80%	31.40%	0.00%
	2019		0.35%	2.35%	17.94	52.94	174,517	5,298,058	34.94%	37.67%	0.00%
	2018		0.35%	2.35%	13.03	39.13	180,990	4,152,319	0.29%	2.31%	0.09%
	2017		0.35%	2.35%	15.59	38.94	141,818	3,738,538	28.37%	30.86%	0.10%
MFS® VIT Growth Series - Service Class
	2021		0.00%	3.50%	15.48	84.08	5,806,384	288,785,022	19.00%	23.11%	0.00%
	2020		0.10%	3.50%	20.31	69.12	6,219,425	260,005,428	27.01%	31.40%	0.00%
	2019		0.10%	3.50%	17.15	53.36	6,052,691	197,377,758	33.11%	37.64%	0.00%
	2018		0.10%	3.45%	12.97	39.45	5,223,117	128,031,063	-0.86%	2.31%	0.00%
	2017		0.10%	3.25%	13.41	39.24	4,374,619	106,010,925	26.95%	30.69%	0.00%
MFS® VIT Total Return Series - Initial Class
	2021		0.35%	2.35%	15.52	33.30	236,435	6,507,398	11.47%	13.72%	1.74%
	2020		0.35%	2.35%	13.86	29.59	228,799	5,934,363	7.26%	9.43%	2.25%
	2019		0.35%	2.35%	12.68	27.33	252,142	6,204,503	17.59%	19.96%	2.42%
	2018		0.35%	2.35%	10.59	23.02	262,263	5,456,637	-7.81%	-5.94%	2.14%
	2017		0.35%	2.35%	20.44	24.73	278,559	6,619,317	9.68%	10.74%	2.22%
MFS® VIT Total Return Series - Service Class
	2021		0.00%	3.30%	12.32	28.96	6,314,264	138,397,311	10.14%	13.72%	1.63%
	2020		0.10%	3.30%	12.33	25.79	5,967,271	117,534,549	5.96%	9.41%	2.11%
	2019		0.10%	3.30%	11.59	23.89	5,710,379	105,278,923	16.22%	20.00%	2.22%
	2018		0.10%	3.30%	9.94	20.17	4,835,040	76,373,883	-8.93%	-5.96%	2.05%
	2017		0.10%	3.30%	10.87	21.72	3,994,646	69,526,462	8.44%	11.69%	2.38%
MFS® VIT Utilities Series - Initial Class
	2021		0.35%	2.35%	16.32	68.21	139,736	6,274,044	11.44%	13.69%	1.69%
	2020		0.35%	2.35%	14.41	61.08	144,958	6,100,493	3.44%	5.53%	2.48%
	2019		0.35%	2.35%	13.84	58.93	155,341	6,530,409	22.16%	24.63%	3.71%
	2018		0.35%	2.35%	11.11	48.14	170,062	6,113,663	-1.29%	0.71%	1.10%
	2017		0.35%	2.35%	11.04	48.67	193,421	7,089,885	12.17%	14.37%	4.24%
MFS® VIT Utilities Series - Service Class
	2021		0.00%	3.20%	13.65	68.90	4,781,218	179,773,953	10.24%	13.71%	1.53%
	2020		0.10%	3.20%	13.85	61.66	5,198,996	174,749,677	2.29%	5.52%	2.22%
	2019		0.10%	3.20%	13.29	59.47	5,569,220	183,356,573	20.87%	24.68%	3.74%
	2018		0.10%	3.20%	11.03	48.54	6,203,610	168,257,391	-2.36%	0.71%	0.84%
	2017		0.10%	3.20%	10.97	49.05	7,073,394	194,445,127	10.89%	14.15%	4.04%
MFS® VIT II Core Equity Portfolio - Service Class
	2021		1.30%	2.65%	35.15	56.14	47,756	2,253,606	21.79%	23.44%	0.27%
	2020		1.30%	2.65%	28.82	45.48	89,087	3,321,776	15.29%	16.86%	0.50%
	2019		1.30%	2.65%	24.96	38.92	86,446	2,780,408	29.40%	31.16%	0.56%
	2018		1.30%	2.65%	19.26	29.67	88,117	2,157,718	-6.58%	-5.31%	0.43%
	2017		1.30%	2.65%	20.58	31.33	95,676	2,491,102	21.26%	22.90%	0.71%
MFS® VIT II International Intrinsic Value Portfolio - Initial Class
	2021		0.35%	0.80%	17.93	20.37	106,119	1,963,003	9.68%	10.17%	0.34%
	2020		0.35%	0.80%	16.34	18.50	87,893	1,481,377	19.56%	20.10%	0.99%
	2019		0.35%	0.80%	13.85	15.41	80,829	1,136,756	24.94%	25.50%	1.83%
	2018		0.35%	0.80%	11.03	12.29	80,775	926,219	-10.21%	-9.81%	0.78%
	2017		0.35%	0.80%	13.63	13.63	81,405	1,034,662	26.64%	26.64%	1.33%
MFS® VIT II International Intrinsic Value Portfolio - Service Class
	2021		0.00%	1.65%	14.33	20.15	2,542,199	44,739,576	8.47%	10.17%	0.14%
	2020		0.10%	1.65%	13.17	18.32	2,137,742	35,857,353	18.24%	20.09%	0.78%
	2019		0.10%	1.65%	11.10	15.29	2,303,336	32,814,935	23.60%	25.53%	1.46%
	2018		0.10%	1.65%	11.34	12.22	2,469,865	28,800,326	-11.20%	-9.81%	0.93%
	2017		0.10%	1.65%	12.91	13.56	2,344,915	30,758,862	24.74%	26.44%	1.39%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I
	2021		0.35%	0.75%	$14.09	$15.51	49,126	$709,757	13.41%	13.86%	2.51%
	2020		0.35%	0.75%	12.43	13.63	33,131	422,932	-1.89%	-1.50%	1.58%
	2019		0.35%	0.75%	12.67	13.84	27,698	359,931	27.35%	27.85%	2.83%
	2018		0.35%	0.75%	9.95	10.83	28,069	285,477	-8.54%	-8.17%	2.99%
	2017		0.35%	0.75%	11.80	11.80	26,362	292,297	12.51%	12.51%	2.31%
Morgan Stanley VIF Global Infrastructure Portfolio - Class II
	2021		0.00%	1.65%	12.91	15.32	735,403	10,344,653	12.14%	13.89%	2.30%
	2020		0.10%	1.65%	11.48	13.48	729,430	9,008,126	-3.05%	-1.53%	1.40%
	2019		0.10%	1.65%	11.81	13.72	680,415	8,783,143	25.77%	27.74%	2.51%
	2018		0.10%	1.65%	10.11	10.76	632,681	6,497,211	-9.40%	-7.98%	2.81%
	2017		0.10%	1.65%	11.15	11.72	612,519	6,941,285	10.70%	12.21%	2.00%
Morgan Stanley VIF Growth Portfolio - Class II
	2021		0.65%	2.55%	64.75	159.70	25,814	3,500,483	-2.67%	-0.80%	0.00%
	2020		0.65%	2.55%	66.52	160.98	33,529	4,417,089	111.32%	115.36%	0.00%
	2019		0.65%	2.55%	31.48	74.75	46,818	2,843,239	28.16%	30.62%	0.00%
	2018		0.65%	2.55%	24.56	57.23	61,025	2,702,955	4.60%	6.60%	0.00%
	2017		0.65%	2.55%	23.48	53.68	56,773	2,392,408	39.23%	41.89%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2021		1.15%	3.15%	20.18	43.30	506,498	19,603,949	28.68%	31.28%	0.59%
	2020		1.15%	3.15%	15.62	33.06	605,890	17,961,082	-5.64%	-3.73%	1.20%
	2019		1.15%	3.15%	16.49	34.43	642,848	19,929,374	13.12%	15.41%	0.70%
	2018		1.15%	3.15%	14.52	29.91	722,528	19,634,196	-17.90%	-16.25%	0.64%
	2017		1.15%	3.15%	17.61	35.80	842,037	27,545,955	13.12%	15.40%	0.81%
PIMCO VIT All Asset All Authority Portfolio - Advisor Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.41%
	2019		0.10%	1.65%	9.37	10.93	407,582	3,938,719	5.04%	6.68%	2.74%
	2018		0.10%	1.65%	8.92	10.25	377,006	3,441,497	-8.22%	-6.79%	3.39%
	2017		0.10%	1.65%	9.72	9.91	319,974	3,168,388	9.16%	9.76%	5.59%
PIMCO VIT All Asset All Authority Portfolio - Institutional Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.45%
	2019		0.35%	0.80%	9.97	11.06	10,541	109,499	6.18%	6.66%	2.89%
	2018		0.35%	0.80%	9.39	9.56	11,830	113,632	-7.08%	-6.71%	3.39%
	2017		0.40%	0.80%	10.11	10.25	11,085	113,443	10.34%	10.78%	5.36%
PIMCO VIT All Asset Portfolio - Advisor Class
	2021		0.00%	1.65%	11.09	13.35	592,549	7,018,495	14.14%	15.93%	10.97%
	2020	6/1/20	0.10%	1.65%	9.71	11.51	412,384	4,165,896	16.06%	17.11%	2.45%
PIMCO VIT All Asset Portfolio - Institutional Class
	2021		0.35%	0.80%	12.06	13.51	30,194	395,642	15.49%	16.01%	11.51%
	2020	6/1/20	0.35%	0.80%	10.45	11.64	18,881	211,573	16.81%	17.11%	3.42%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2021		0.30%	2.75%	8.14	10.94	1,432,031	14,167,010	29.50%	32.71%	4.11%
	2020		0.30%	2.75%	6.13	8.27	1,364,471	10,306,257	-1.52%	0.93%	6.18%
	2019		0.30%	2.85%	6.08	8.22	1,314,396	9,916,637	8.33%	11.02%	4.31%
	2018		0.30%	2.75%	5.47	7.43	1,481,154	10,169,013	-16.53%	-14.46%	1.97%
	2017		0.30%	2.75%	6.40	8.72	1,540,717	12,482,715	-0.72%	1.74%	10.86%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class
	2021		0.40%	0.40%	8.23	8.23	4,270	35,134	32.94%	32.94%	4.41%
	2020		0.40%	0.40%	6.19	6.19	4,601	28,481	1.09%	1.09%	3.75%
	2019		0.40%	0.40%	6.12	6.12	3,962	24,259	11.19%	11.19%	4.18%
	2018		0.40%	0.40%	5.51	5.51	3,879	21,362	-14.39%	-14.39%	2.12%
	2017		0.40%	0.40%	6.43	6.43	5,141	33,086	1.99%	1.99%	11.28%
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
	2021		0.30%	1.65%	10.75	11.92	409,263	4,538,109	-0.47%	0.88%	1.99%
	2020		0.30%	1.65%	10.81	11.82	378,414	4,195,628	2.99%	4.39%	2.70%
	2019		0.30%	1.65%	10.49	11.32	454,063	4,861,077	3.11%	4.52%	4.29%
	2018		0.30%	1.65%	10.17	10.83	436,615	4,523,447	-0.73%	0.62%	2.77%
	2017		0.30%	1.65%	10.25	10.77	375,455	3,900,628	3.19%	4.59%	1.62%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class
	2021		0.40%	0.80%	$11.70	$12.06	9,284	$110,175	0.63%	1.03%	2.24%
	2020		0.40%	0.80%	11.63	11.94	8,883	105,170	4.13%	4.55%	2.92%
	2019		0.40%	0.80%	11.42	11.42	8,809	99,823	4.67%	4.67%	4.80%
	2018		0.40%	0.40%	10.91	10.91	3,983	43,435	0.77%	0.77%	3.00%
	2017		0.40%	0.40%	10.82	10.82	3,798	41,114	4.75%	4.75%	1.87%
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
	2021		0.30%	1.65%	11.67	12.94	180,711	2,183,759	-4.25%	-2.95%	4.38%
	2020		0.30%	1.65%	12.19	13.33	231,795	2,913,307	4.85%	6.28%	4.46%
	2019		0.30%	1.65%	11.63	12.54	304,804	3,641,296	12.78%	14.31%	4.32%
	2018		0.30%	1.65%	10.31	10.97	298,988	3,149,906	-6.38%	-5.13%	4.03%
	2017		0.30%	1.65%	11.01	11.57	321,804	3,604,773	7.99%	9.46%	4.97%
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class
	2021		0.40%	0.40%	13.09	13.09	2,566	33,588	-2.81%	-2.81%	4.59%
	2020		0.40%	0.40%	13.47	13.47	3,289	44,291	6.44%	6.44%	4.67%
	2019		0.40%	0.40%	12.65	12.65	5,979	75,649	14.48%	14.48%	4.57%
	2018		0.40%	0.40%	11.05	11.05	3,906	43,169	-4.99%	-4.99%	4.29%
	2017		0.40%	0.40%	11.63	11.63	2,762	32,120	9.62%	9.62%	5.24%
Putnam VT George Putnam Balanced Fund - Class IA
	2021		0.35%	0.50%	18.43	18.58	39,452	730,284	13.71%	13.88%	0.88%
	2020		0.35%	0.50%	16.21	16.31	36,975	601,241	15.03%	15.21%	1.23%
	2019	4/3/19	0.35%	0.50%	14.09	14.16	34,085	481,594	0.14%	11.77%	0.00%
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.99%
	2017	7/17/17	0.50%	0.50%	11.78	11.78	20,106	236,862	5.67%	5.67%	0.00%
Putnam VT George Putnam Balanced Fund - Class IB
	2021		0.00%	3.45%	13.41	18.57	5,983,336	101,500,615	10.17%	13.92%	0.83%
	2020		0.10%	3.45%	13.23	16.30	5,873,936	88,904,612	11.41%	15.21%	1.05%
	2019		0.10%	3.50%	11.63	14.15	4,711,553	63,064,701	20.34%	23.88%	1.14%
	2018		0.10%	3.00%	10.75	11.37	2,303,515	25,463,065	-5.91%	-3.43%	0.56%
	2017	1/12/17	0.30%	2.90%	11.43	11.77	1,224,855	14,206,850	0.60%	11.84%	0.65%
Putnam VT Global Health Care Fund - Class IA
	2021		0.35%	0.75%	18.36	19.07	51,255	972,075	18.87%	19.35%	1.03%
	2020		0.35%	0.75%	15.39	15.98	55,479	880,856	15.60%	16.07%	0.40%
	2019		0.35%	0.75%	13.27	13.77	26,927	368,267	29.61%	30.13%	0.23%
	2018		0.35%	0.75%	10.20	10.58	22,014	231,406	-0.69%	-0.64%	0.95%
	2017		0.35%	0.40%	10.27	10.27	12,688	132,917	15.14%	15.14%	0.20%
Putnam VT Global Health Care Fund - Class IB
	2021		0.00%	2.65%	16.89	50.00	1,106,433	22,860,508	16.28%	19.28%	1.09%
	2020		0.10%	2.65%	14.28	42.42	1,038,534	19,125,984	13.24%	16.16%	0.48%
	2019		0.10%	2.65%	12.40	36.96	1,036,526	18,342,329	26.89%	30.16%	0.00%
	2018		0.10%	2.65%	9.79	28.74	1,046,171	14,596,056	-3.00%	-0.69%	1.04%
	2017		0.10%	2.45%	9.97	29.29	1,009,021	13,542,660	12.79%	14.95%	0.51%
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.06%
Putnam VT Income Fund - Class IA
	2021		0.35%	0.75%	11.42	11.67	119,713	1,395,122	-5.15%	-4.77%	1.58%
	2020		0.35%	0.75%	12.25	12.25	122,665	1,501,564	5.64%	5.64%	4.22%
	2019		0.35%	0.40%	11.60	11.60	22,579	261,910	11.85%	11.85%	7.90%
	2018	6/7/18	0.35%	0.35%	10.37	10.37	3,809	39,502	0.36%	0.36%	0.00%
Putnam VT Income Fund - Class IB
	2021		0.00%	1.65%	10.54	11.71	1,036,935	11,222,155	-6.15%	-4.68%	1.30%
	2020		0.10%	1.65%	11.24	12.29	845,090	9,746,142	4.00%	5.62%	4.72%
	2019		0.10%	1.65%	10.80	11.63	803,470	8,872,619	10.06%	11.78%	2.89%
	2018		0.10%	1.65%	9.82	10.41	670,350	6,686,164	-1.44%	0.10%	2.87%
	2017		0.10%	1.65%	9.96	10.32	609,805	6,139,023	3.87%	5.28%	3.64%
Putnam VT Large Cap Value Fund - Class IA
	2021		0.35%	1.85%	14.80	15.34	335,134	5,116,198	25.28%	27.17%	1.23%
	2020		0.35%	1.85%	11.82	12.06	158,125	1,899,470	4.11%	5.69%	1.64%
	2019	11/7/19	0.35%	1.85%	11.35	11.41	17,104	195,041	2.71%	3.05%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT Large Cap Value Fund - Class IB
	2021		0.00%	3.45%	$14.17	$38.39	5,395,218	$81,902,482	22.99%	27.30%	0.80%
	2020		0.00%	3.45%	11.64	30.03	1,945,489	24,008,442	2.98%	5.49%	1.15%
	2019		0.30%	2.70%	23.56	28.80	369,951	5,004,026	27.25%	28.59%	1.57%
	2018		1.40%	2.45%	18.42	22.41	54,959	1,087,043	-10.70%	-9.76%	0.67%
	2017	5/12/17	1.40%	2.45%	20.53	24.84	55,697	1,218,866	11.45%	12.20%	0.00%
Putnam VT Multi-Asset Absolute Return Fund - Class IA
	2021		0.35%	0.35%	9.72	9.72	11,395	110,763	0.71%	0.71%	0.00%
	2020		0.35%	0.35%	9.65	9.65	4,894	47,242	-7.50%	-7.50%	0.00%
	2019		0.35%	0.35%	10.43	10.43	5,534	57,749	5.56%	5.56%	0.00%
	2018		0.35%	0.35%	9.88	9.88	129	1,277	-7.82%	-7.82%	0.67%
	2017	7/24/17	0.35%	0.35%	10.72	10.72	129	1,385	3.01%	3.01%	0.00%
Putnam VT Multi-Asset Absolute Return Fund - Class IB
	2021		0.10%	1.65%	8.79	9.75	266,667	2,448,687	-0.90%	0.65%	0.00%
	2020		0.10%	1.65%	8.93	9.69	274,855	2,533,438	-8.89%	-7.47%	0.00%
	2019		0.10%	1.65%	9.74	10.47	259,404	2,611,357	4.18%	5.81%	0.00%
	2018		0.10%	1.65%	9.41	9.90	293,939	2,827,027	-9.35%	-7.93%	0.37%
	2017		0.10%	1.65%	10.38	10.59	276,983	2,925,608	5.23%	5.81%	0.00%
Rational Trend Aggregation VA Fund
	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%
	2020		1.15%	2.20%	12.48	13.81	74,242	1,007,341	-1.00%	0.04%	0.65%
	2019		1.10%	2.20%	12.61	13.87	78,522	1,068,363	4.96%	6.12%	2.73%
	2018		1.10%	2.20%	12.01	13.07	83,726	1,075,379	-6.65%	-5.61%	3.86%
	2017		1.10%	2.20%	12.87	13.84	92,981	1,268,081	-3.73%	-2.68%	3.36%
SEI VP Market Growth Strategy Fund - Class II
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.28%
	2019		0.75%	0.75%	12.23	12.23	178,135	2,178,824	17.96%	17.96%	3.02%
	2018	4/13/18	0.75%	0.75%	10.37	10.37	188,413	1,953,696	-7.82%	-7.82%	2.03%
SEI VP Market Growth Strategy Fund - Class III
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.51%
	2019		0.95%	1.65%	10.72	12.21	233,048	2,748,918	16.65%	17.47%	2.79%
	2018		0.95%	1.65%	10.15	10.41	241,896	2,442,821	-9.59%	-9.09%	1.96%
	2017		1.10%	1.65%	11.22	11.45	233,687	2,647,538	11.90%	12.52%	1.58%
SEI VP Market Plus Strategy Fund - Class III
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.02%
	2019		0.10%	1.50%	12.60	13.15	82,844	1,070,083	19.88%	21.57%	1.77%
	2018		0.10%	1.50%	10.51	11.11	182,935	1,953,046	-11.62%	-10.55%	1.99%
	2017		0.30%	1.50%	11.89	12.42	170,795	2,054,693	16.59%	18.00%	1.42%
Templeton Foreign VIP Fund - Class 1
	2021		0.35%	0.35%	11.85	11.85	13,408	158,848	4.07%	4.07%	2.13%
	2020		0.35%	0.40%	9.48	11.38	10,126	106,688	-1.31%	-1.26%	3.75%
	2019		0.35%	0.40%	9.60	11.53	7,165	76,212	12.39%	12.44%	1.93%
	2018		0.35%	0.40%	8.55	8.55	4,742	43,259	-15.61%	-15.61%	3.58%
	2017		0.40%	0.40%	10.13	10.13	2,938	29,745	16.55%	16.55%	3.01%
Templeton Foreign VIP Fund - Class 4
	2021		0.00%	1.65%	8.73	12.18	447,642	4,227,975	2.40%	4.10%	1.65%
	2020		0.00%	1.65%	8.52	11.22	411,329	3,733,118	-2.95%	-1.44%	3.21%
	2019		0.10%	1.65%	8.78	11.39	407,191	3,723,168	10.65%	12.38%	1.50%
	2018		0.10%	1.65%	7.94	10.13	386,695	3,167,816	-16.92%	-15.62%	2.42%
	2017		0.10%	1.65%	9.55	10.04	321,266	3,135,779	14.71%	16.27%	1.72%
Templeton Global Bond VIP Fund - Class 1
	2021		0.35%	0.80%	9.01	9.90	315,951	3,068,688	-5.38%	-4.96%	0.00%
	2020		0.35%	0.80%	9.53	10.41	319,932	3,270,158	-5.83%	-5.41%	6.89%
	2019		0.35%	0.80%	10.12	11.01	454,295	4,870,746	1.44%	1.90%	7.04%
	2018		0.35%	0.80%	9.97	10.80	402,771	4,227,873	1.41%	1.86%	0.00%
	2017		0.35%	0.80%	9.84	9.98	233,204	2,376,982	1.34%	1.75%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Global Bond VIP Fund - Class 2
	2021		0.60%	3.15%	$7.88	$16.62	15,968,918	$238,356,004	-7.94%	-5.56%	0.00%
	2020		0.60%	3.15%	8.56	17.60	15,791,136	252,286,918	-8.22%	-5.85%	8.19%
	2019		0.60%	3.15%	9.33	18.69	16,275,632	279,416,362	-1.15%	1.40%	7.11%
	2018		0.60%	3.15%	9.44	18.43	17,380,143	297,732,864	-1.22%	1.33%	0.00%
	2017		0.60%	3.15%	9.55	18.23	19,516,962	333,882,359	-1.24%	1.32%	0.00%
Templeton Global Bond VIP Fund - Class 4
	2021		0.00%	1.65%	8.22	9.75	2,640,467	22,778,375	-6.57%	-5.01%	0.00%
	2020		0.00%	1.65%	8.80	10.27	2,765,446	25,360,725	-6.90%	-5.45%	8.12%
	2019		0.10%	1.65%	9.45	10.86	3,157,937	30,945,969	0.19%	1.75%	6.77%
	2018		0.10%	1.65%	9.43	10.67	2,967,184	28,763,421	0.23%	1.79%	0.00%
	2017		0.10%	1.65%	9.41	9.89	2,739,153	26,207,074	0.10%	1.46%	0.00%
Templeton Growth VIP Fund - Class 2
	2021		1.10%	3.05%	11.51	24.34	969,107	19,234,458	1.72%	3.72%	1.11%
	2020		1.10%	3.05%	11.28	23.51	1,086,711	20,960,108	2.62%	4.64%	2.99%
	2019		1.10%	3.05%	10.96	22.51	1,190,961	22,080,782	11.69%	13.89%	2.77%
	2018		1.10%	3.05%	9.78	19.80	1,333,167	21,850,180	-17.41%	-15.78%	1.98%
	2017		1.10%	3.05%	11.81	23.58	1,534,741	30,053,571	14.94%	17.20%	1.63%
TOPS® Balanced ETF Portfolio - Service Class Shares
	2021	6/8/21	0.70%	0.70%	12.67	12.67	30,218	382,857	1.40%	1.40%	0.87%
TOPS® Moderate Growth ETF Portfolio - Service Class Shares
	2021		0.50%	1.85%	13.06	13.53	945,688	12,366,230	10.73%	12.24%	0.93%
	2020		0.50%	1.85%	11.79	12.06	1,002,414	11,829,790	8.45%	9.93%	1.57%
	2019	6/17/19	0.50%	1.85%	10.87	10.97	1,068,343	11,618,536	6.25%	7.87%	0.22%
VanEck VIP Global Resources Fund - Class S Shares
	2021		0.00%	1.65%	7.02	11.86	707,156	5,554,519	16.74%	18.56%	0.19%
	2020		0.10%	1.65%	6.02	10.00	775,269	5,421,681	16.88%	18.71%	0.75%
	2019		0.10%	1.65%	5.15	7.52	590,280	3,189,559	9.72%	11.22%	0.00%
	2018		0.30%	1.65%	4.69	5.00	522,002	2,509,607	-29.59%	-28.64%	0.00%
	2017		0.30%	1.65%	6.66	7.00	532,159	3,604,212	-3.58%	-2.27%	0.00%
VanEck VIP Global Resources Fund - Initial Class Shares
	2021		0.35%	0.75%	7.87	11.62	51,089	566,336	18.03%	18.50%	0.63%
	2020		0.35%	0.75%	6.65	9.80	104,500	957,154	18.64%	18.70%	0.65%
	2019		0.35%	0.40%	5.60	8.26	52,792	335,098	11.42%	11.48%	0.00%
	2018		0.35%	0.40%	5.03	7.41	53,325	298,218	-28.56%	-28.53%	0.00%
	2017		0.35%	0.40%	7.04	7.04	49,305	383,603	-2.09%	-2.09%	0.00%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
	2021		0.00%	1.65%	11.19	12.76	1,416,816	16,681,379	-0.58%	0.97%	3.06%
	2020		0.10%	1.65%	11.22	12.66	1,368,458	16,229,446	4.79%	6.43%	3.27%
	2019		0.10%	1.65%	10.68	11.92	1,410,783	15,896,953	8.66%	10.36%	3.87%
	2018		0.10%	1.65%	10.17	10.82	1,359,597	14,052,231	-4.26%	-2.76%	4.19%
	2017		0.10%	1.65%	10.62	11.15	1,255,777	13,511,991	4.98%	6.40%	4.53%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares
	2021		0.35%	0.75%	12.10	12.91	103,589	1,295,748	0.53%	0.94%	3.53%
	2020		0.35%	0.75%	12.03	12.79	29,835	364,421	5.98%	6.40%	2.32%
	2019		0.35%	0.75%	11.35	12.03	71,890	827,527	10.06%	10.50%	4.41%
	2018		0.35%	0.75%	10.31	10.89	52,358	545,415	-3.24%	-2.85%	3.05%
	2017		0.35%	0.75%	11.22	11.22	111,639	1,213,760	6.57%	6.57%	6.18%
Virtus Rampart Equity Trend Series - Class A Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.04%
	2017		1.10%	1.65%	10.09	10.30	141,275	1,445,650	18.47%	19.12%	0.00%
Virtus Rampart Equity Trend Series - Class I Shares
	2017	4/4/17	0.40%	0.40%	10.66	10.66	5	51	14.72%	14.72%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2021:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$12,026,596	$9,109,310
AB VPS International Value Portfolio - Class B	—	1,110
AB VPS Large Cap Growth Portfolio - Class B	1,110,672	2,570,049
AB VPS Small/Mid Cap Value Portfolio - Class A	250,942	760,000
AB VPS Small/Mid Cap Value Portfolio - Class B	30,063,326	47,509,146
ALPS/Alerian Energy Infrastructure Portfolio - Class I	256,314	367,681
ALPS/Alerian Energy Infrastructure Portfolio - Class III	33,786,428	22,337,022
ALPS/Red Rocks Global Opportunity Portfolio - Class I	30,815	68,162
ALPS/Red Rocks Global Opportunity Portfolio - Class III	3,174,975	3,248,753
American Century VP Balanced Fund - Class I	334,916	337,403
American Century VP Balanced Fund - Class II	21,139,658	12,527,952
American Century VP Inflation Protection Fund - Class II	683	2,205
American Century VP Large Company Value Fund - Class I	1,390,947	1,177,780
American Century VP Large Company Value Fund - Class II	19,274,294	5,542,788
American Funds Asset Allocation Fund - Class 1	1,704,631	2,342,266
American Funds Asset Allocation Fund - Class 1A	9,802,027	1,748,569
American Funds Asset Allocation Fund - Class 4	71,285,700	22,399,270
American Funds Capital Income Builder® - Class 1	101,764	123,135
American Funds Capital Income Builder® - Class 1A	2,642,098	450,959
American Funds Capital Income Builder® - Class 4	9,610,764	5,252,816
American Funds Capital World Bond Fund - Class 1	512,176	273,835
American Funds Capital World Bond Fund - Class 1A	1,194,759	260,950
American Funds Capital World Growth and Income Fund - Class 1	87,380	115,496
American Funds Capital World Growth and Income Fund - Class 1A	3,618,287	604,808
American Funds Global Balanced Fund - Class 1	28,051	514,542
American Funds Global Balanced Fund - Class 1A	1,133,160	251,908
American Funds Global Growth Fund - Class 1	344,815	294,215
American Funds Global Growth Fund - Class 1A	7,301,223	2,462,210
American Funds Global Growth Fund - Class 2	21,670,098	52,560,575
American Funds Global Growth Fund - Class 4	33,444,742	8,011,843
American Funds Global Small Capitalization Fund - Class 1	127,456	152,214
American Funds Global Small Capitalization Fund - Class 1A	4,072,654	153,362

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Global Small Capitalization Fund - Class 2	$15,130,198	$70,293,317
American Funds Global Small Capitalization Fund - Class 4	11,548,172	2,460,050
American Funds Growth Fund - Class 1	1,824,181	2,739,818
American Funds Growth Fund - Class 1A	27,308,874	4,670,527
American Funds Growth Fund - Class 2	229,313,497	316,054,934
American Funds Growth Fund - Class 4	136,400,250	19,462,218
American Funds Growth-Income Fund - Class 1	102,475	947,069
American Funds Growth-Income Fund - Class 1A	14,480,060	2,430,674
American Funds Growth-Income Fund - Class 2	46,929,338	321,729,268
American Funds Growth-Income Fund - Class 4	58,588,327	13,025,148
American Funds High-Income Trust - Class 1	190,618	102,813
American Funds High-Income Trust - Class 1A	973,960	547,711
American Funds International Fund - Class 1	267,801	392,751
American Funds International Fund - Class 1A	4,849,720	2,478,619
American Funds International Fund - Class 2	28,419,641	78,177,183
American Funds International Fund - Class 4	15,033,843	4,911,438
American Funds International Growth and Income Fund - Class 1	78,551	443,265
American Funds International Growth and Income Fund - Class 1A	2,260,892	561,039
American Funds Managed Risk Asset Allocation Fund - Class P1	1,631,333	313,474
American Funds Managed Risk Asset Allocation Fund - Class P2	6,826,332	19,482,728
American Funds Managed Risk Growth Fund - Class P1	2,303,296	2,076,685
American Funds Managed Risk Growth-Income Fund - Class P1	635,961	176,809
American Funds Managed Risk International Fund - Class P1	899,111	530,698
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	1,007,366	343,073
American Funds Mortgage Fund - Class 1	115,460	54,098
American Funds Mortgage Fund - Class 1A	1,554,857	435,693
American Funds Mortgage Fund - Class 4	2,073,890	1,481,856
American Funds New World Fund® - Class 1	378,801	810,203
American Funds New World Fund® - Class 1A	5,318,201	1,126,693
American Funds New World Fund® - Class 4	15,663,909	4,682,058
American Funds The Bond Fund of America - Class 1	1,491,575	444,641
American Funds The Bond Fund of America - Class 1A	5,561,457	1,779,667
American Funds U.S. Government Securities Fund - Class 1	756,339	687,900
American Funds U.S. Government Securities Fund - Class 1A	4,789,938	3,191,395
American Funds Washington Mutual Investors Fund - Class 1	90,878	517,287
American Funds Washington Mutual Investors Fund - Class 1A	7,923,657	2,904,651
American Funds Washington Mutual Investors Fund - Class 4	25,154,861	7,293,220
BlackRock Global Allocation V.I. Fund - Class I	2,072,989	340,378
BlackRock Global Allocation V.I. Fund - Class III	205,681,957	95,442,930
ClearBridge Variable Aggressive Growth Portfolio - Class I	442,470	19,374
ClearBridge Variable Aggressive Growth Portfolio - Class II	12,306,038	6,457,547
ClearBridge Variable Large Cap Growth Portfolio - Class I	4,014,352	1,578,396
ClearBridge Variable Large Cap Growth Portfolio - Class II	42,525,933	47,810,414
ClearBridge Variable Mid Cap Portfolio - Class I	996,705	191,719
ClearBridge Variable Mid Cap Portfolio - Class II	16,875,921	5,639,842
Columbia VP Commodity Strategy Fund - Class 1	1,388,762	752,342
Columbia VP Commodity Strategy Fund - Class 2	5,715,348	650,239
Columbia VP Emerging Markets Bond Fund - Class 1	500,524	85,321
Columbia VP Emerging Markets Bond Fund - Class 2	2,543,965	485,738
Columbia VP Strategic Income Fund - Class 1	1,908,999	664,051
Columbia VP Strategic Income Fund - Class 2	8,365,693	1,627,552
Delaware Ivy VIP Asset Strategy Portfolio - Class I	1,026,120	23,667
Delaware Ivy VIP Asset Strategy Portfolio - Class II	1,935,749	1,958,852
Delaware Ivy VIP Energy Portfolio - Class I	129,293	90,014
Delaware Ivy VIP Energy Portfolio - Class II	6,868,349	5,945,958
Delaware Ivy VIP High Income Portfolio - Class I	888,891	217,390
Delaware Ivy VIP High Income Portfolio - Class II	6,749,172	9,034,442
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	3,002,605	1,899,992
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	13,333,171	4,179,917
Delaware Ivy VIP Science and Technology Portfolio - Class I	2,487,376	2,164,707
Delaware Ivy VIP Science and Technology Portfolio - Class II	27,916,858	9,193,028

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	$466,666	$43,351
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	6,514,350	1,944,540
Delaware VIP® Emerging Markets Series - Service Class	27,673,395	30,436,140
Delaware VIP® Emerging Markets Series - Standard Class	730,103	399,617
Delaware VIP® International Series - Standard Class	2,760	3,668
Delaware VIP® Small Cap Value Series - Service Class	23,070,635	97,136,683
Delaware VIP® Small Cap Value Series - Standard Class	502,111	1,051,464
DWS Alternative Asset Allocation VIP Portfolio - Class A	295,632	245,510
DWS Alternative Asset Allocation VIP Portfolio - Class B	5,676,547	6,628,093
DWS Equity 500 Index VIP Portfolio - Class A	682,406	1,243,909
DWS Small Cap Index VIP Portfolio - Class A	408,092	651,502
Eaton Vance VT Floating-Rate Income Fund - ADV Class	2,066,022	1,204,490
Eaton Vance VT Floating-Rate Income Fund - Initial Class	10,927,908	7,724,667
Fidelity® VIP Balanced Portfolio - Initial Class	6,462,643	352,576
Fidelity® VIP Balanced Portfolio - Service Class 2	107,622,871	12,059,079
Fidelity® VIP Contrafund® Portfolio - Initial Class	3,024,550	2,496,322
Fidelity® VIP Contrafund® Portfolio - Service Class 2	222,114,843	171,331,787
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	31,369	105,333
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	4,825,872	2,377,147
Fidelity® VIP Growth Portfolio - Initial Class	4,071,959	1,090,920
Fidelity® VIP Growth Portfolio - Service Class 2	98,720,364	40,979,239
Fidelity® VIP Mid Cap Portfolio - Initial Class	1,530,122	439,731
Fidelity® VIP Mid Cap Portfolio - Service Class 2	121,861,001	97,097,358
Fidelity® VIP Strategic Income Portfolio - Initial Class	2,450,525	519,085
Fidelity® VIP Strategic Income Portfolio - Service Class 2	12,200,145	2,124,295
First Trust Capital Strength Portfolio - Class I	42,428,277	5,064,733
First Trust Capital Strength Portfolio - Class II	635,407	109,553
First Trust Dorsey Wright Tactical Core Portfolio - Class I	2,657,202	1,524,265
First Trust Dorsey Wright Tactical Core Portfolio - Class II	778,992	25,330
First Trust International Developed Capital Strength Portfolio - Class I	2,134,608	564,352
First Trust International Developed Capital Strength Portfolio - Class II	121,629	3,311
First Trust Multi Income Allocation Portfolio - Class I	2,753,201	996,976
First Trust Multi Income Allocation Portfolio - Class II	45,860	141
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	25,083,895	21,246,478
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	219,524	124,800
Franklin Allocation VIP Fund - Class 4	4,275,501	1,030,453
Franklin Income VIP Fund - Class 1	241,171	17,428
Franklin Income VIP Fund - Class 2	30,374,545	76,344,694
Franklin Income VIP Fund - Class 4	39,186,658	25,430,129
Franklin Multi-Asset Variable Conservative Growth - Class I	104,602	3,394
Franklin Multi-Asset Variable Conservative Growth - Class II	6,800,365	2,290,088
Franklin Mutual Shares VIP Fund - Class 1	32,486	34,274
Franklin Mutual Shares VIP Fund - Class 2	20,927,339	132,483,673
Franklin Mutual Shares VIP Fund - Class 4	6,565,229	4,697,100
Franklin Rising Dividends VIP Fund - Class 1	1,162,159	658,809
Franklin Rising Dividends VIP Fund - Class 4	12,596,596	4,796,380
Franklin Small Cap Value VIP Fund - Class 1	1,174,314	317,273
Franklin Small Cap Value VIP Fund - Class 4	7,428,915	2,379,532
Franklin Small-Mid Cap Growth VIP Fund - Class 1	986,734	840,797
Franklin Small-Mid Cap Growth VIP Fund - Class 4	6,304,347	3,837,940
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	18,467	6,964
Goldman Sachs VIT Government Money Market Fund - Service Shares	4,664,317	15,209,997
Goldman Sachs VIT Large Cap Value Fund - Service Shares	18,608,014	30,581,209
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	544,398	287,513
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	1,550,746	608,569
Guggenheim VT Long Short Equity	2,394,739	991,896
Guggenheim VT Multi-Hedge Strategies	3,706,849	1,724,307
Hartford Capital Appreciation HLS Fund - Class IA	9,644	398
Hartford Capital Appreciation HLS Fund - Class IC	2,956,162	2,408,610
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	728,132	248,151
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	4,280,064	2,695,809

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Invesco V.I. American Franchise Fund - Series I Shares	$352,345	$734,239
Invesco V.I. American Franchise Fund - Series II Shares	324,876	1,670,059
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	98,552	68,772
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,621,659	1,373,347
Invesco V.I. Comstock Fund - Series I Shares	243,364	253,663
Invesco V.I. Comstock Fund - Series II Shares	5,756,404	2,498,073
Invesco V.I. Core Equity Fund - Series I Shares	256,200	703,581
Invesco V.I. Core Equity Fund - Series II Shares	35,489	274,197
Invesco V.I. Diversified Dividend Fund - Series I Shares	57,248	168,709
Invesco V.I. Diversified Dividend Fund - Series II Shares	4,286,098	2,510,873
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	3,059,102	1,929,813
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	40,441,600	23,991,983
Invesco V.I. Equity and Income Fund - Series I Shares	412,275	4,277
Invesco V.I. Equity and Income Fund - Series II Shares	1,963,522	2,338,083
Invesco V.I. Global Fund - Series II Shares	587,362	1,857,988
Invesco V.I. International Growth Fund - Series I Shares	605,149	625,688
Invesco V.I. International Growth Fund - Series II Shares	17,255,113	5,308,364
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	767,264	1,219,044
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	6,886,803	2,642,262
Janus Henderson Balanced Portfolio - Service Shares	531,035	1,697,382
Janus Henderson Enterprise Portfolio - Service Shares	790,590	2,579,350
Janus Henderson Global Research Portfolio - Service Shares	37,320	40,534
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	3,420,724	1,709,709
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	40,255,155	37,884,014
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	712,939	749,769
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	63,509	26,486
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	646,035	572,073
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	727	2,758
Lincoln iShares® Global Growth Allocation Fund - Standard Class	18,945	142,055
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	24,885	164,134
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	390,369	—
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	25,233	9
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	123,139	12,908
Lincoln S&P 500 Buffer Fund Aug - Service Class	340,796	666
Lincoln S&P 500 Buffer Fund May - Service Class	197,841	287
Lincoln S&P 500 Buffer Fund Nov - Service Class	27,029	26
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	67,637	130
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	100,261	—
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	30,670,777	7,722,188
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	21,162,751	9,561,944
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	715,640	2,920,670
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	17,352,552	12,138,153
LVIP American Balanced Allocation Fund - Service Class	24,456,422	8,518,088
LVIP American Balanced Allocation Fund - Standard Class	1,685,568	952,376
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	25,501,574	59,995,290
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	3,230,999	4,282,552
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	13,663	26,857
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	5,365,487	8,244,635
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	89,625	90,201
LVIP American Global Growth Fund - Service Class II	56,347,374	39,236,252
LVIP American Global Small Capitalization Fund - Service Class II	12,040,925	13,312,500
LVIP American Growth Allocation Fund - Service Class	21,029,447	5,766,285
LVIP American Growth Allocation Fund - Standard Class	2,173,064	133,639
LVIP American Growth Fund - Service Class II	183,652,413	90,380,214
LVIP American Growth-Income Fund - Service Class II	105,105,852	64,238,829
LVIP American Income Allocation Fund - Standard Class	181,468	10,811
LVIP American International Fund - Service Class II	30,769,612	18,522,071
LVIP American Preservation Fund - Service Class	8,806,387	14,948,705
LVIP American Preservation Fund - Standard Class	28,319	397,176
LVIP Baron Growth Opportunities Fund - Service Class	39,768,324	47,418,247
LVIP Baron Growth Opportunities Fund - Standard Class	431,951	213,810

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP BlackRock Advantage Allocation Fund - Service Class	$3,943,013	$1,729,544
LVIP BlackRock Advantage Allocation Fund - Standard Class	44,960	7,003
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	104,354,298	213,253,106
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	93,447	253,506
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	48,432,064	74,623,395
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	5,284	4,689
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	34,728,060	52,002,535
LVIP BlackRock Global Real Estate Fund - Service Class	15,789,151	16,907,131
LVIP BlackRock Global Real Estate Fund - Standard Class	1,051,607	438,417
LVIP BlackRock Inflation Protected Bond Fund - Service Class	202,417,425	23,108,100
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	10,737,014	2,166,462
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	58,791,781	58,181,111
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	163,025,526	157,365,006
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	419,963	565,337
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	69,395,172	99,106,688
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	5,033	6,248
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	7,526,842	75,985,279
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,168	9,010
LVIP Delaware Bond Fund - Service Class	577,781,666	69,486,060
LVIP Delaware Bond Fund - Standard Class	7,209,090	6,807,197
LVIP Delaware Diversified Floating Rate Fund - Service Class	75,122,363	32,377,560
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,130,184	715,835
LVIP Delaware Diversified Income Fund - Service Class	360,815,776	76,712,352
LVIP Delaware Diversified Income Fund - Standard Class	5,767,350	1,495,691
LVIP Delaware High Yield Fund - Service Class	19,285,715	19,516,116
LVIP Delaware High Yield Fund - Standard Class	432,483	264,910
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	97,505,394	70,316,741
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	2,815,352	1,438,917
LVIP Delaware Mid Cap Value Fund - Service Class	11,014,225	21,411,828
LVIP Delaware Mid Cap Value Fund - Standard Class	327,620	5,545
LVIP Delaware REIT Fund - Service Class	10,668,833	28,328,081
LVIP Delaware REIT Fund - Standard Class	3,205,808	1,787,801
LVIP Delaware SMID Cap Core Fund - Service Class	21,456,510	32,824,695
LVIP Delaware SMID Cap Core Fund - Standard Class	957,431	1,138,419
LVIP Delaware Social Awareness Fund - Service Class	9,325,967	7,905,451
LVIP Delaware Social Awareness Fund - Standard Class	481,372	989,937
LVIP Delaware U.S. Growth Fund - Service Class	98,917,652	62,765,762
LVIP Delaware U.S. Growth Fund - Standard Class	481,320	199,964
LVIP Delaware Value Fund - Service Class	55,917,299	51,908,266
LVIP Delaware Value Fund - Standard Class	1,501,254	2,825,791
LVIP Delaware Wealth Builder Fund - Service Class	5,300,646	5,276,229
LVIP Delaware Wealth Builder Fund - Standard Class	213,076	501,321
LVIP Dimensional International Core Equity Fund - Service Class	22,965,340	7,663,610
LVIP Dimensional International Core Equity Fund - Standard Class	5,469,197	3,552,806
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	34,540,670	68,867,737
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,182,111	943,834
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	39,714,882	28,153,267
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	11,015,946	4,735,540
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	24,365,834	15,666,091
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	4,825,709	2,481,401
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	13,943,446	158,063,474
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,133,347	1,340,658
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	34,814,162	79,550,818
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	5,656	12,295
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	16,263,754	116,728,009
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	58,842
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	5,719,144	2,640,828
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	12,002	82,147
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	72,635,944	9,795,912
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	766,922	177,012
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	63,882,407	126,850,802

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	$572,077	$15,346
LVIP Global Growth Allocation Managed Risk Fund - Service Class	549,562,303	872,885,173
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,426,084	866,820
LVIP Global Income Fund - Service Class	68,059,863	20,478,649
LVIP Global Income Fund - Standard Class	195,245	95,850
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	377,732,937	626,731,639
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,145,598	268,960
LVIP Government Money Market Fund - Service Class	322,094,486	340,240,499
LVIP Government Money Market Fund - Standard Class	31,200,916	40,987,514
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	13,900,844	73,878,240
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	3,827	10,776
LVIP JPMorgan High Yield Fund - Service Class	62,787,170	39,912,990
LVIP JPMorgan High Yield Fund - Standard Class	3,519,322	1,337,093
LVIP JPMorgan Retirement Income Fund - Service Class	7,484,382	6,307,927
LVIP JPMorgan Retirement Income Fund - Standard Class	67,400	180,842
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	14,010,198	121,347,116
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	41,330	117,275
LVIP Loomis Sayles Global Growth Fund - Service Class	1,719,121	2,001,474
LVIP Loomis Sayles Global Growth Fund - Standard Class	282,145	51,021
LVIP MFS International Equity Managed Volatility Fund - Service Class	24,575,371	34,382,064
LVIP MFS International Growth Fund - Service Class	37,043,150	15,738,584
LVIP MFS International Growth Fund - Standard Class	766,828	190,878
LVIP MFS Value Fund - Service Class	54,155,482	133,813,870
LVIP MFS Value Fund - Standard Class	2,246,798	477,499
LVIP Mondrian International Value Fund - Service Class	15,535,043	36,272,636
LVIP Mondrian International Value Fund - Standard Class	517,548	1,787,272
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	18,774,998	8,168,588
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	732,359	721,992
LVIP PIMCO Low Duration Bond Fund - Service Class	200,279,264	88,496,911
LVIP PIMCO Low Duration Bond Fund - Standard Class	6,388,863	4,928,401
LVIP SSGA Bond Index Fund - Service Class	100,403,314	59,245,433
LVIP SSGA Bond Index Fund - Standard Class	6,829,220	3,177,370
LVIP SSGA Conservative Index Allocation Fund - Service Class	14,337,738	13,576,732
LVIP SSGA Conservative Index Allocation Fund - Standard Class	2,733,895	744,053
LVIP SSGA Conservative Structured Allocation Fund - Service Class	15,845,172	19,720,945
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	543,259	36,907
LVIP SSGA Developed International 150 Fund - Service Class	13,027,657	23,077,818
LVIP SSGA Developed International 150 Fund - Standard Class	464,208	486,180
LVIP SSGA Emerging Markets 100 Fund - Service Class	13,684,163	24,547,540
LVIP SSGA Emerging Markets 100 Fund - Standard Class	2,274,995	1,064,518
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	10,083,858	1,913,625
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,651,423	372,493
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	81,482,313	87,323,823
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,848,370	941,996
LVIP SSGA International Index Fund - Service Class	17,991,814	29,084,411
LVIP SSGA International Index Fund - Standard Class	5,547,558	2,328,388
LVIP SSGA International Managed Volatility Fund - Service Class	10,497,035	39,219,992
LVIP SSGA International Managed Volatility Fund - Standard Class	18,866	23,074
LVIP SSGA Large Cap 100 Fund - Service Class	83,048,496	82,578,021
LVIP SSGA Large Cap 100 Fund - Standard Class	5,099,761	2,311,122
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	102,867,670	100,682,427
LVIP SSGA Mid-Cap Index Fund - Service Class	38,251,815	13,101,766
LVIP SSGA Mid-Cap Index Fund - Standard Class	6,001,578	1,678,155
LVIP SSGA Moderate Index Allocation Fund - Service Class	28,081,015	25,251,677
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,532,353	518,864
LVIP SSGA Moderate Structured Allocation Fund - Service Class	40,219,823	81,139,291
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	654,210	291,717
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	23,754,184	22,243,455
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	345,806	450,832
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	29,261,851	50,172,420
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	477,616	328,456

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA Nasdaq-100 Index Fund - Service Class	$12,351,890	$3,476,954
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	569,430	102,559
LVIP SSGA S&P 500 Index Fund - Service Class	114,056,752	147,743,903
LVIP SSGA S&P 500 Index Fund - Standard Class	21,392,730	9,549,032
LVIP SSGA Short-Term Bond Index Fund - Service Class	58,763,049	41,164,435
LVIP SSGA Short-Term Bond Index Fund - Standard Class	4,949,954	4,521,534
LVIP SSGA Small-Cap Index Fund - Service Class	52,333,894	65,486,518
LVIP SSGA Small-Cap Index Fund - Standard Class	5,884,976	3,128,814
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	75,521,369	42,064,867
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	5,993,064	2,470,702
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	148,577,217	91,838,282
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	10,674	8,826
LVIP T. Rowe Price 2010 Fund - Service Class	652,887	1,069,836
LVIP T. Rowe Price 2020 Fund - Service Class	1,694,298	1,912,002
LVIP T. Rowe Price 2030 Fund - Service Class	511,922	569,138
LVIP T. Rowe Price 2040 Fund - Service Class	326,200	464,762
LVIP T. Rowe Price Growth Stock Fund - Service Class	49,257,003	52,812,213
LVIP T. Rowe Price Growth Stock Fund - Standard Class	2,585,878	1,142,528
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	82,548,027	38,179,278
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	874,551	1,325,585
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	45,744,293	10,276,091
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	385,264	102,879
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	139,026,199	68,415,277
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	1,163,460	230,496
LVIP Vanguard Bond Allocation Fund - Service Class	139,759,005	15,226,594
LVIP Vanguard Bond Allocation Fund - Standard Class	19,082,971	3,366,271
LVIP Vanguard Domestic Equity ETF Fund - Service Class	42,132,332	36,222,187
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	8,546,967	2,225,049
LVIP Vanguard International Equity ETF Fund - Service Class	50,907,139	13,232,886
LVIP Vanguard International Equity ETF Fund - Standard Class	10,356,827	1,393,107
LVIP Wellington Capital Growth Fund - Service Class	61,704,870	84,830,227
LVIP Wellington Capital Growth Fund - Standard Class	2,202,951	693,052
LVIP Wellington SMID Cap Value Fund - Service Class	16,666,379	19,341,552
LVIP Wellington SMID Cap Value Fund - Standard Class	730,314	228,650
LVIP Western Asset Core Bond Fund - Service Class	124,570,892	13,710,737
LVIP Western Asset Core Bond Fund - Standard Class	8,252,104	1,679,122
MFS® VIT Growth Series - Initial Class	1,173,894	704,038
MFS® VIT Growth Series - Service Class	53,605,290	43,280,180
MFS® VIT Total Return Series - Initial Class	830,420	685,982
MFS® VIT Total Return Series - Service Class	22,102,634	9,203,123
MFS® VIT Utilities Series - Initial Class	802,181	1,113,300
MFS® VIT Utilities Series - Service Class	15,349,146	24,401,751
MFS® VIT II Core Equity Portfolio - Service Class	314,476	1,868,096
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	638,877	280,225
MFS® VIT II International Intrinsic Value Portfolio - Service Class	9,264,195	3,234,078
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	269,408	21,346
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	3,051,822	2,339,143
Morgan Stanley VIF Growth Portfolio - Class II	2,570,514	2,448,515
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	494,887	4,229,677
PIMCO VIT All Asset Portfolio - Advisor Class	3,199,775	508,263
PIMCO VIT All Asset Portfolio - Institutional Class	184,689	8,382
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	3,829,299	2,902,305
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	33,760	36,484
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	1,034,924	571,356
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	59,944	51,839
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	342,714	898,104
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	38,802	47,359
Putnam VT George Putnam Balanced Fund - Class IA	608,076	540,208
Putnam VT George Putnam Balanced Fund - Class IB	16,073,650	9,690,999
Putnam VT Global Health Care Fund - Class IA	707,334	720,833
Putnam VT Global Health Care Fund - Class IB	7,824,230	5,963,303

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Putnam VT Income Fund - Class IA	$295,276	$260,956
Putnam VT Income Fund - Class IB	5,115,159	2,528,194
Putnam VT Large Cap Value Fund - Class IA	3,571,775	983,119
Putnam VT Large Cap Value Fund - Class IB	57,698,652	8,372,644
Putnam VT Multi-Asset Absolute Return Fund - Class IA	62,936	1,120
Putnam VT Multi-Asset Absolute Return Fund - Class IB	492,784	598,042
Rational Trend Aggregation VA Fund	56,447	1,143,160
Templeton Foreign VIP Fund - Class 1	129,051	78,854
Templeton Foreign VIP Fund - Class 4	1,175,049	773,272
Templeton Global Bond VIP Fund - Class 1	492,459	543,787
Templeton Global Bond VIP Fund - Class 2	15,341,415	16,528,385
Templeton Global Bond VIP Fund - Class 4	3,950,232	5,242,448
Templeton Growth VIP Fund - Class 2	2,367,803	4,890,936
TOPS® Balanced ETF Portfolio - Service Class Shares	381,347	1,984
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	113,607	939,471
VanEck VIP Global Resources Fund - Class S Shares	10,140,985	11,586,074
VanEck VIP Global Resources Fund - Initial Class Shares	1,303,762	2,001,254
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	4,842,107	4,050,334
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	2,603,544	1,649,471

5. Investments

The following is a summary of investments owned at December 31, 2021:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	1,030,726	$43.80	$45,145,814	$32,519,409
AB VPS Large Cap Growth Portfolio - Class B	144,455	85.67	12,375,493	7,323,659
AB VPS Small/Mid Cap Value Portfolio - Class A	30,331	23.46	711,565	586,487
AB VPS Small/Mid Cap Value Portfolio - Class B	11,251,019	23.17	260,686,099	204,017,454
ALPS/Alerian Energy Infrastructure Portfolio - Class I	99,542	8.82	877,960	761,259
ALPS/Alerian Energy Infrastructure Portfolio - Class III	2,846,260	8.82	25,104,013	24,873,080
ALPS/Red Rocks Global Opportunity Portfolio - Class I	13,788	16.52	227,781	181,294
ALPS/Red Rocks Global Opportunity Portfolio - Class III	945,315	17.40	16,448,476	12,702,637
American Century VP Balanced Fund - Class I	69,385	9.56	663,324	563,249
American Century VP Balanced Fund - Class II	15,485,917	9.56	148,045,370	121,727,515
American Century VP Inflation Protection Fund - Class II	1,902	11.42	21,716	19,814
American Century VP Large Company Value Fund - Class I	282,229	19.49	5,500,649	4,417,268
American Century VP Large Company Value Fund - Class II	3,455,312	19.83	68,518,831	56,373,065
American Funds Asset Allocation Fund - Class 1	850,468	29.08	24,731,608	19,178,415
American Funds Asset Allocation Fund - Class 1A	831,017	28.97	24,074,567	21,110,669
American Funds Asset Allocation Fund - Class 4	9,885,417	28.56	282,327,497	238,476,298
American Funds Capital Income Builder® - Class 1	91,164	12.17	1,109,466	909,031
American Funds Capital Income Builder® - Class 1A	748,424	12.15	9,093,355	7,945,548
American Funds Capital Income Builder® - Class 4	4,591,206	12.14	55,737,245	47,358,933
American Funds Capital World Bond Fund - Class 1	252,060	11.79	2,971,792	3,011,343
American Funds Capital World Bond Fund - Class 1A	130,073	11.76	1,529,656	1,579,702
American Funds Capital World Growth and Income Fund - Class 1	90,555	18.42	1,668,026	1,249,732
American Funds Capital World Growth and Income Fund - Class 1A	311,472	18.34	5,712,399	5,189,694
American Funds Global Balanced Fund - Class 1	23,620	14.73	347,920	286,212
American Funds Global Balanced Fund - Class 1A	226,878	14.70	3,335,106	3,060,688
American Funds Global Growth Fund - Class 1	62,417	45.46	2,837,499	2,014,354
American Funds Global Growth Fund - Class 1A	363,177	45.28	16,444,653	13,603,481
American Funds Global Growth Fund - Class 2	7,378,554	44.94	331,592,236	201,895,442
American Funds Global Growth Fund - Class 4	2,795,862	44.57	124,611,582	96,051,991
American Funds Global Small Capitalization Fund - Class 1	48,145	34.17	1,645,115	1,191,376
American Funds Global Small Capitalization Fund - Class 1A	146,296	33.93	4,963,838	4,837,316
American Funds Global Small Capitalization Fund - Class 2	11,072,747	32.94	364,736,293	242,503,159
American Funds Global Small Capitalization Fund - Class 4	1,045,208	32.96	34,450,040	29,073,432
American Funds Growth Fund - Class 1	74,038	127.58	9,445,804	6,262,496

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Growth Fund - Class 1A	420,761	$126.70	$53,310,366	$43,349,214
American Funds Growth Fund - Class 2	14,004,466	126.28	1,768,484,011	1,015,473,282
American Funds Growth Fund - Class 4	3,536,259	123.79	437,753,534	332,533,402
American Funds Growth-Income Fund - Class 1	48,827	67.35	3,288,497	2,365,989
American Funds Growth-Income Fund - Class 1A	478,633	67.01	32,073,184	26,737,398
American Funds Growth-Income Fund - Class 2	29,163,829	66.44	1,937,644,819	1,242,875,361
American Funds Growth-Income Fund - Class 4	3,898,510	65.57	255,625,285	201,153,321
American Funds High-Income Trust - Class 1	184,435	10.19	1,879,396	1,896,075
American Funds High-Income Trust - Class 1A	143,336	10.16	1,456,294	1,444,012
American Funds International Fund - Class 1	149,155	22.70	3,385,811	2,953,503
American Funds International Fund - Class 1A	519,512	22.61	11,746,161	11,080,843
American Funds International Fund - Class 2	24,579,005	22.60	555,485,504	460,040,352
American Funds International Fund - Class 4	2,816,259	22.31	62,830,736	58,042,883
American Funds International Growth and Income Fund - Class 1	51,147	19.62	1,003,507	860,059
American Funds International Growth and Income Fund - Class 1A	161,232	19.39	3,126,291	2,938,878
American Funds Managed Risk Asset Allocation Fund - Class P1	472,952	15.33	7,250,348	6,269,299
American Funds Managed Risk Asset Allocation Fund - Class P2	10,545,335	14.93	157,441,858	132,667,615
American Funds Managed Risk Growth Fund - Class P1	290,385	18.53	5,380,840	4,472,904
American Funds Managed Risk Growth-Income Fund - Class P1	101,129	15.73	1,590,752	1,406,654
American Funds Managed Risk International Fund - Class P1	159,593	10.55	1,683,709	1,695,741
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	177,598	12.95	2,299,890	2,087,659
American Funds Mortgage Fund - Class 1	61,603	10.63	654,844	658,231
American Funds Mortgage Fund - Class 1A	209,156	10.60	2,217,056	2,258,489
American Funds Mortgage Fund - Class 4	660,959	10.49	6,933,462	7,106,145
American Funds New World Fund® - Class 1	112,423	31.83	3,578,414	2,653,362
American Funds New World Fund® - Class 1A	316,476	31.70	10,032,282	9,119,180
American Funds New World Fund® - Class 4	1,799,470	31.24	56,215,439	46,408,208
American Funds The Bond Fund of America - Class 1	695,055	11.21	7,791,562	7,738,660
American Funds The Bond Fund of America - Class 1A	1,000,480	11.16	11,165,352	11,275,134
American Funds U.S. Government Securities Fund - Class 1	28,253	11.67	329,712	347,290
American Funds U.S. Government Securities Fund - Class 1A	400,151	11.63	4,653,756	4,931,930
American Funds Washington Mutual Investors Fund - Class 1	257,762	18.09	4,662,906	3,465,247
American Funds Washington Mutual Investors Fund - Class 1A	1,046,164	17.96	18,789,114	15,344,010
American Funds Washington Mutual Investors Fund - Class 4	5,447,288	17.71	96,471,478	76,781,103
BlackRock Global Allocation V.I. Fund - Class I	379,664	17.79	6,754,231	6,754,913
BlackRock Global Allocation V.I. Fund - Class III	73,520,621	14.38	1,057,226,537	1,064,550,134
ClearBridge Variable Aggressive Growth Portfolio - Class I	28,382	24.07	683,163	795,740
ClearBridge Variable Aggressive Growth Portfolio - Class II	1,034,579	23.39	24,198,802	27,886,262
ClearBridge Variable Large Cap Growth Portfolio - Class I	149,426	43.22	6,458,198	5,529,687
ClearBridge Variable Large Cap Growth Portfolio - Class II	5,567,438	42.81	238,342,012	175,307,238
ClearBridge Variable Mid Cap Portfolio - Class I	79,107	29.31	2,318,620	1,920,804
ClearBridge Variable Mid Cap Portfolio - Class II	2,495,086	29.05	72,482,261	55,847,356
Columbia VP Commodity Strategy Fund - Class 1	171,921	5.73	985,109	973,128
Columbia VP Commodity Strategy Fund - Class 2	1,064,910	5.65	6,016,740	5,838,114
Columbia VP Emerging Markets Bond Fund - Class 1	90,324	9.37	846,331	868,131
Columbia VP Emerging Markets Bond Fund - Class 2	490,407	9.36	4,590,207	4,711,785
Columbia VP Strategic Income Fund - Class 1	654,948	4.25	2,783,528	2,834,457
Columbia VP Strategic Income Fund - Class 2	4,186,215	4.20	17,582,103	17,690,817
Delaware Ivy VIP Asset Strategy Portfolio - Class I	94,796	10.20	966,551	1,022,161
Delaware Ivy VIP Asset Strategy Portfolio - Class II	851,226	10.19	8,672,969	8,264,015
Delaware Ivy VIP Energy Portfolio - Class I	48,211	3.48	167,585	125,044
Delaware Ivy VIP Energy Portfolio - Class II	3,118,450	3.47	10,828,195	9,990,632
Delaware Ivy VIP High Income Portfolio - Class I	615,352	3.40	2,095,089	2,100,133
Delaware Ivy VIP High Income Portfolio - Class II	7,992,680	3.39	27,115,967	26,847,059
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	413,826	17.99	7,444,775	5,996,831
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	1,992,601	17.84	35,551,587	28,544,634
Delaware Ivy VIP Science and Technology Portfolio - Class I	72,151	29.81	2,150,899	2,455,071
Delaware Ivy VIP Science and Technology Portfolio - Class II	1,954,947	29.51	57,682,468	59,301,642
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	70,213	11.01	773,314	754,341
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	1,083,587	10.94	11,851,738	11,202,160
Delaware VIP® Emerging Markets Series - Service Class	10,950,173	28.25	309,342,381	235,903,643

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Delaware VIP® Emerging Markets Series - Standard Class	50,528	$28.37	$1,433,474	$1,300,137
Delaware VIP® International Series - Standard Class	3,599	19.87	71,516	67,846
Delaware VIP® Small Cap Value Series - Service Class	11,592,263	45.26	524,665,809	384,842,673
Delaware VIP® Small Cap Value Series - Standard Class	198,267	45.54	9,029,082	7,171,720
DWS Alternative Asset Allocation VIP Portfolio - Class A	131,771	15.13	1,993,690	1,743,108
DWS Alternative Asset Allocation VIP Portfolio - Class B	3,146,026	15.11	47,536,453	42,173,786
DWS Equity 500 Index VIP Portfolio - Class A	254,805	30.22	7,700,222	4,646,656
DWS Small Cap Index VIP Portfolio - Class A	161,706	18.63	3,012,588	2,296,468
Eaton Vance VT Floating-Rate Income Fund - ADV Class	286,853	9.09	2,607,497	2,612,677
Eaton Vance VT Floating-Rate Income Fund - Initial Class	4,161,819	9.09	37,830,933	37,309,101
Fidelity® VIP Balanced Portfolio - Initial Class	328,245	25.29	8,301,318	7,832,848
Fidelity® VIP Balanced Portfolio - Service Class 2	10,708,302	24.52	262,567,558	227,938,897
Fidelity® VIP Contrafund® Portfolio - Initial Class	167,991	54.35	9,130,307	6,975,052
Fidelity® VIP Contrafund® Portfolio - Service Class 2	31,191,540	52.51	1,637,867,768	1,055,615,147
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	54,313	14.50	787,542	679,785
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2,103,785	14.45	30,399,690	26,304,755
Fidelity® VIP Growth Portfolio - Initial Class	115,808	102.43	11,862,192	9,533,626
Fidelity® VIP Growth Portfolio - Service Class 2	3,890,247	99.42	386,768,324	295,783,838
Fidelity® VIP Mid Cap Portfolio - Initial Class	107,268	41.17	4,416,236	3,928,068
Fidelity® VIP Mid Cap Portfolio - Service Class 2	17,484,383	39.39	688,709,850	574,400,128
Fidelity® VIP Strategic Income Portfolio - Initial Class	418,713	11.74	4,915,692	4,917,613
Fidelity® VIP Strategic Income Portfolio - Service Class 2	2,864,680	11.61	33,258,940	33,062,347
First Trust Capital Strength Portfolio - Class I	3,986,727	14.33	57,129,801	52,073,458
First Trust Capital Strength Portfolio - Class II	85,902	14.33	1,230,975	1,077,367
First Trust Dorsey Wright Tactical Core Portfolio - Class I	824,759	15.10	12,453,859	10,056,599
First Trust Dorsey Wright Tactical Core Portfolio - Class II	53,662	15.00	804,937	780,260
First Trust International Developed Capital Strength Portfolio - Class I	153,245	13.50	2,068,808	2,117,804
First Trust International Developed Capital Strength Portfolio - Class II	14,112	13.50	190,518	177,398
First Trust Multi Income Allocation Portfolio - Class I	789,657	12.60	9,949,680	8,829,015
First Trust Multi Income Allocation Portfolio - Class II	3,689	12.60	46,482	45,719
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	13,567,226	16.63	225,622,964	190,249,381
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	105,422	16.67	1,757,379	1,542,757
Franklin Allocation VIP Fund - Class 4	2,921,198	6.17	18,023,792	17,907,699
Franklin Income VIP Fund - Class 1	35,997	17.47	628,862	567,765
Franklin Income VIP Fund - Class 2	26,832,618	16.76	449,714,685	403,901,097
Franklin Income VIP Fund - Class 4	7,770,387	17.23	133,883,773	123,029,803
Franklin Multi-Asset Variable Conservative Growth - Class I	6,115	16.25	99,361	103,652
Franklin Multi-Asset Variable Conservative Growth - Class II	1,045,776	16.18	16,920,659	15,964,341
Franklin Mutual Shares VIP Fund - Class 1	43,470	19.62	852,884	846,634
Franklin Mutual Shares VIP Fund - Class 2	31,338,849	19.20	601,705,908	536,548,800
Franklin Mutual Shares VIP Fund - Class 4	2,349,745	19.39	45,561,557	43,364,449
Franklin Rising Dividends VIP Fund - Class 1	55,519	36.74	2,039,764	1,661,143
Franklin Rising Dividends VIP Fund - Class 4	1,507,997	35.49	53,518,808	41,644,148
Franklin Small Cap Value VIP Fund - Class 1	104,456	18.43	1,925,118	1,776,015
Franklin Small Cap Value VIP Fund - Class 4	963,524	18.14	17,478,328	15,543,390
Franklin Small-Mid Cap Growth VIP Fund - Class 1	63,856	26.72	1,706,238	1,491,932
Franklin Small-Mid Cap Growth VIP Fund - Class 4	666,527	23.62	15,743,362	13,988,958
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	330,087	1.00	330,087	330,088
Goldman Sachs VIT Government Money Market Fund - Service Shares	16,222,058	1.00	16,222,063	16,222,075
Goldman Sachs VIT Large Cap Value Fund - Service Shares	14,263,576	9.98	142,350,491	135,120,560
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	282,842	9.73	2,752,056	2,647,345
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	190,316	9.77	1,859,385	1,822,872
Guggenheim VT Long Short Equity	342,184	17.71	6,060,083	5,236,479
Guggenheim VT Multi-Hedge Strategies	316,839	27.01	8,557,830	8,135,964
Hartford Capital Appreciation HLS Fund - Class IA	1,964	54.26	106,578	98,401
Hartford Capital Appreciation HLS Fund - Class IC	328,644	53.33	17,526,560	15,472,315
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	628,743	2.92	1,835,930	1,646,379
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	6,240,709	3.06	19,096,569	16,366,778
Invesco V.I. American Franchise Fund - Series I Shares	32,615	88.63	2,890,695	1,811,858
Invesco V.I. American Franchise Fund - Series II Shares	10,387	83.04	862,512	588,803
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	146,280	10.76	1,573,971	1,531,404

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,230,031	$10.55	$12,976,823	$13,036,095
Invesco V.I. Comstock Fund - Series I Shares	22,322	21.14	471,885	397,697
Invesco V.I. Comstock Fund - Series II Shares	630,168	21.05	13,265,044	11,609,323
Invesco V.I. Core Equity Fund - Series I Shares	176,218	37.79	6,659,287	5,185,921
Invesco V.I. Core Equity Fund - Series II Shares	36,551	37.57	1,373,234	1,056,465
Invesco V.I. Diversified Dividend Fund - Series I Shares	20,188	29.82	601,997	529,588
Invesco V.I. Diversified Dividend Fund - Series II Shares	766,036	29.57	22,651,671	19,727,452
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	271,136	30.96	8,394,359	6,535,113
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	10,660,107	29.92	318,950,401	220,799,670
Invesco V.I. Equity and Income Fund - Series I Shares	22,409	20.69	463,647	455,904
Invesco V.I. Equity and Income Fund - Series II Shares	618,117	20.55	12,702,304	11,067,525
Invesco V.I. Global Fund - Series II Shares	148,931	56.18	8,366,964	5,537,098
Invesco V.I. International Growth Fund - Series I Shares	64,629	41.41	2,676,292	2,444,664
Invesco V.I. International Growth Fund - Series II Shares	2,248,378	40.72	91,553,956	84,200,499
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	55,257	31.47	1,738,925	1,429,304
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	814,325	30.83	25,105,654	20,324,536
Janus Henderson Balanced Portfolio - Service Shares	300,538	53.14	15,970,597	9,903,664
Janus Henderson Enterprise Portfolio - Service Shares	66,539	92.49	6,154,199	3,774,836
Janus Henderson Global Research Portfolio - Service Shares	8,994	69.31	623,350	372,939
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	693,065	11.34	7,859,354	7,919,736
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	19,721,452	11.17	220,288,614	219,749,210
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	259,344	20.52	5,321,740	4,309,627
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	39,429	11.91	469,603	428,520
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	420,752	11.86	4,990,123	4,424,964
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	4,517	10.68	48,239	50,452
Lincoln iShares® Global Growth Allocation Fund - Standard Class	38,637	15.19	586,698	444,212
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	44,437	15.16	673,528	492,606
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	38,843	10.18	395,345	390,369
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	2,382	10.59	25,221	25,224
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	10,768	10.25	110,407	110,560
Lincoln S&P 500 Buffer Fund Aug - Service Class	33,838	10.28	347,749	340,142
Lincoln S&P 500 Buffer Fund May - Service Class	18,926	10.60	200,650	197,558
Lincoln S&P 500 Buffer Fund Nov - Service Class	2,703	10.04	27,132	27,003
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	6,594	10.25	67,573	67,508
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	10,092	9.99	100,864	100,261
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	4,789,708	12.30	58,913,412	59,562,223
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	1,013,663	34.60	35,072,730	38,372,851
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	699,254	20.11	14,061,994	11,541,218
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	3,360,276	14.09	47,346,291	48,439,374
LVIP American Balanced Allocation Fund - Service Class	5,947,969	15.23	90,599,465	80,972,387
LVIP American Balanced Allocation Fund - Standard Class	989,121	15.25	15,084,088	12,809,042
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	34,363,022	15.97	548,777,462	436,137,336
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,873,062	13.14	37,760,651	33,186,907
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	37,494	13.15	493,048	415,082
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,571,909	14.41	94,720,926	78,645,276
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	33,255	14.42	479,566	398,685
LVIP American Global Growth Fund - Service Class II	14,242,774	30.53	434,860,369	299,011,856
LVIP American Global Small Capitalization Fund - Service Class II	3,881,600	20.47	79,440,835	61,295,585
LVIP American Growth Allocation Fund - Service Class	4,281,100	15.81	67,679,917	60,040,281
LVIP American Growth Allocation Fund - Standard Class	517,961	15.83	8,198,290	7,290,728
LVIP American Growth Fund - Service Class II	43,443,395	38.60	1,676,915,034	1,006,670,451
LVIP American Growth-Income Fund - Service Class II	45,344,569	27.81	1,260,805,738	924,714,913
LVIP American Income Allocation Fund - Standard Class	18,943	13.14	248,966	242,511
LVIP American International Fund - Service Class II	17,388,997	16.10	280,015,019	245,290,550
LVIP American Preservation Fund - Service Class	2,109,721	10.00	21,097,210	21,473,209
LVIP American Preservation Fund - Standard Class	27,285	10.00	272,881	275,781
LVIP Baron Growth Opportunities Fund - Service Class	3,942,162	91.57	360,971,921	218,372,230
LVIP Baron Growth Opportunities Fund - Standard Class	23,610	95.26	2,249,192	1,469,882
LVIP BlackRock Advantage Allocation Fund - Service Class	1,067,631	13.42	14,324,408	14,530,519
LVIP BlackRock Advantage Allocation Fund - Standard Class	41,618	12.91	537,241	521,489
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	63,002,491	23.94	1,507,964,616	1,217,661,928

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	16,028	$24.01	$384,792	$323,435
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	69,446,046	12.50	867,936,685	734,504,168
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	5,908	12.59	74,358	63,770
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	34,052,196	13.56	461,645,617	392,920,972
LVIP BlackRock Global Real Estate Fund - Service Class	10,376,779	9.89	102,574,460	91,100,651
LVIP BlackRock Global Real Estate Fund - Standard Class	296,965	10.03	2,977,667	2,752,474
LVIP BlackRock Inflation Protected Bond Fund - Service Class	86,196,880	10.32	889,724,191	910,906,081
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,396,413	10.33	14,422,156	14,691,305
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	43,712,268	14.29	624,692,021	525,261,477
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	26,617,557	52.91	1,408,308,301	971,397,501
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	47,193	54.40	2,567,107	1,620,401
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	38,317,980	23.06	883,765,891	558,008,107
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,778	24.07	163,159	92,555
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	32,141,864	17.98	577,910,713	386,401,057
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	4,674	18.02	84,214	54,643
LVIP Delaware Bond Fund - Service Class	331,282,402	13.68	4,533,268,383	4,599,852,246
LVIP Delaware Bond Fund - Standard Class	4,783,186	13.69	65,486,600	65,804,508
LVIP Delaware Diversified Floating Rate Fund - Service Class	75,227,542	9.90	745,053,580	758,627,406
LVIP Delaware Diversified Floating Rate Fund - Standard Class	346,405	9.91	3,432,185	3,488,334
LVIP Delaware Diversified Income Fund - Service Class	214,582,143	10.48	2,249,035,437	2,273,959,284
LVIP Delaware Diversified Income Fund - Standard Class	1,904,604	10.53	20,061,189	20,222,557
LVIP Delaware High Yield Fund - Service Class	19,738,894	4.84	95,615,202	100,419,015
LVIP Delaware High Yield Fund - Standard Class	450,820	4.85	2,184,224	2,264,144
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	120,203,883	9.76	1,173,430,305	1,186,946,497
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	470,262	9.82	4,617,031	4,662,816
LVIP Delaware Mid Cap Value Fund - Service Class	3,218,176	45.69	147,022,374	115,985,306
LVIP Delaware Mid Cap Value Fund - Standard Class	7,245	46.01	333,317	322,233
LVIP Delaware REIT Fund - Service Class	9,368,267	16.82	157,555,517	123,192,227
LVIP Delaware REIT Fund - Standard Class	391,635	16.79	6,574,384	5,391,702
LVIP Delaware SMID Cap Core Fund - Service Class	7,359,169	25.72	189,241,032	167,141,667
LVIP Delaware SMID Cap Core Fund - Standard Class	248,206	28.11	6,978,063	5,720,360
LVIP Delaware Social Awareness Fund - Service Class	1,570,683	54.47	85,559,839	62,692,888
LVIP Delaware Social Awareness Fund - Standard Class	141,038	54.90	7,742,423	5,186,507
LVIP Delaware U.S. Growth Fund - Service Class	31,374,431	11.64	365,135,633	311,843,854
LVIP Delaware U.S. Growth Fund - Standard Class	34,537	12.49	431,395	415,187
LVIP Delaware Value Fund - Service Class	10,766,368	29.67	319,470,427	286,765,330
LVIP Delaware Value Fund - Standard Class	231,109	29.69	6,861,613	6,409,426
LVIP Delaware Wealth Builder Fund - Service Class	1,442,793	12.85	18,539,890	18,173,692
LVIP Delaware Wealth Builder Fund - Standard Class	255,877	12.88	3,295,952	3,363,052
LVIP Dimensional International Core Equity Fund - Service Class	10,361,899	12.74	132,000,228	111,646,749
LVIP Dimensional International Core Equity Fund - Standard Class	1,495,113	12.76	19,077,639	16,293,897
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	57,616,962	10.42	600,368,749	544,451,516
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	240,208	10.43	2,505,371	2,216,726
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	5,709,293	45.98	262,507,566	194,690,934
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	565,581	46.34	26,207,912	20,880,587
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	7,553,433	20.48	154,664,098	105,245,758
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	881,972	20.51	18,085,717	12,903,700
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	42,524,372	23.76	1,010,379,079	609,170,461
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	224,005	23.79	5,329,085	3,874,544
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	29,481,929	18.65	549,779,014	374,645,006
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	7,886	18.68	147,275	95,305
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	21,698,609	45.86	995,119,924	714,300,982
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	2,036,926	12.40	25,259,924	22,528,850
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	10,340	12.42	128,371	113,541
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	19,198,034	12.18	233,889,651	210,370,115
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	297,007	12.21	3,627,644	3,123,034
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	64,452,441	14.71	948,095,413	871,621,625
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	117,157	14.72	1,724,088	1,659,561
LVIP Global Growth Allocation Managed Risk Fund - Service Class	472,272,828	15.60	7,368,400,659	6,271,088,804
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	792,382	15.60	12,363,531	11,536,608
LVIP Global Income Fund - Service Class	49,941,353	10.83	540,665,083	571,617,314

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Global Income Fund - Standard Class	108,247	$10.90	$1,180,222	$1,246,754
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	374,155,724	15.82	5,918,395,241	5,124,971,390
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	364,362	15.82	5,765,668	5,472,193
LVIP Government Money Market Fund - Service Class	44,790,817	10.00	447,908,169	447,910,553
LVIP Government Money Market Fund - Standard Class	3,698,005	10.00	36,980,050	36,980,160
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	33,354,411	14.45	481,871,173	363,919,889
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	6,673	14.47	96,548	70,978
LVIP JPMorgan High Yield Fund - Service Class	21,868,478	10.80	236,135,827	235,651,594
LVIP JPMorgan High Yield Fund - Standard Class	474,425	10.80	5,125,691	5,134,406
LVIP JPMorgan Retirement Income Fund - Service Class	1,250,680	13.55	16,949,213	16,109,422
LVIP JPMorgan Retirement Income Fund - Standard Class	94,468	13.56	1,281,368	1,276,870
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	27,851,995	22.16	617,172,349	423,102,898
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	10,790	22.33	240,967	176,776
LVIP Loomis Sayles Global Growth Fund - Service Class	158,633	16.38	2,598,243	2,409,857
LVIP Loomis Sayles Global Growth Fund - Standard Class	19,822	16.53	327,734	314,656
LVIP MFS International Equity Managed Volatility Fund - Service Class	45,714,782	14.24	650,932,777	507,115,624
LVIP MFS International Growth Fund - Service Class	13,362,128	22.66	302,759,096	225,298,984
LVIP MFS International Growth Fund - Standard Class	116,871	22.64	2,646,084	2,332,266
LVIP MFS Value Fund - Service Class	21,155,719	57.65	1,219,669,506	741,428,010
LVIP MFS Value Fund - Standard Class	123,922	57.72	7,152,671	5,732,778
LVIP Mondrian International Value Fund - Service Class	15,799,629	16.47	260,140,895	254,370,473
LVIP Mondrian International Value Fund - Standard Class	514,209	16.48	8,473,138	8,228,267
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	7,057,438	13.91	98,147,784	78,381,719
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	4,020	13.93	55,994	41,620
LVIP PIMCO Low Duration Bond Fund - Service Class	77,372,591	9.85	762,042,646	777,601,038
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,222,152	9.85	12,043,091	12,336,388
LVIP SSGA Bond Index Fund - Service Class	83,996,247	11.55	970,156,653	957,832,079
LVIP SSGA Bond Index Fund - Standard Class	1,568,936	11.55	18,114,934	18,477,498
LVIP SSGA Conservative Index Allocation Fund - Service Class	6,030,778	15.23	91,830,660	79,494,277
LVIP SSGA Conservative Index Allocation Fund - Standard Class	340,280	15.24	5,184,848	5,039,498
LVIP SSGA Conservative Structured Allocation Fund - Service Class	11,846,169	12.91	152,969,580	138,520,440
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	109,149	12.92	1,409,656	1,353,326
LVIP SSGA Developed International 150 Fund - Service Class	16,505,522	8.25	136,170,553	131,157,980
LVIP SSGA Developed International 150 Fund - Standard Class	128,018	8.25	1,055,762	1,038,910
LVIP SSGA Emerging Markets 100 Fund - Service Class	17,612,339	8.76	154,248,867	158,254,521
LVIP SSGA Emerging Markets 100 Fund - Standard Class	565,414	8.76	4,950,196	5,070,106
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,234,580	12.46	15,377,926	15,462,366
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	173,461	12.49	2,166,182	2,156,172
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	57,938,315	12.49	723,591,610	674,537,254
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	230,811	12.49	2,882,834	2,967,581
LVIP SSGA International Index Fund - Service Class	27,104,735	11.22	304,115,127	236,372,058
LVIP SSGA International Index Fund - Standard Class	1,117,003	11.22	12,530,545	11,289,344
LVIP SSGA International Managed Volatility Fund - Service Class	32,496,813	10.44	339,266,732	284,324,721
LVIP SSGA International Managed Volatility Fund - Standard Class	7,951	10.43	82,961	71,520
LVIP SSGA Large Cap 100 Fund - Service Class	25,596,456	14.61	374,015,414	326,852,781
LVIP SSGA Large Cap 100 Fund - Standard Class	646,346	14.65	9,467,670	9,005,935
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	47,765,906	18.72	894,082,224	657,148,876
LVIP SSGA Mid-Cap Index Fund - Service Class	11,209,874	15.13	169,594,180	142,371,623
LVIP SSGA Mid-Cap Index Fund - Standard Class	866,211	15.17	13,137,815	11,419,440
LVIP SSGA Moderate Index Allocation Fund - Service Class	15,947,288	18.12	288,980,814	221,782,493
LVIP SSGA Moderate Index Allocation Fund - Standard Class	372,598	18.14	6,757,072	6,067,509
LVIP SSGA Moderate Structured Allocation Fund - Service Class	47,341,862	14.36	680,018,510	577,494,382
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	122,753	14.37	1,764,213	1,652,060
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	13,139,346	18.92	248,635,849	186,211,315
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	250,638	18.97	4,754,600	3,881,173
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	25,687,177	14.98	384,870,969	321,030,318
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	186,071	14.99	2,789,953	2,503,951
LVIP SSGA Nasdaq-100 Index Fund - Service Class	800,934	11.75	9,412,574	9,088,978
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	43,916	11.77	516,672	475,250
LVIP SSGA S&P 500 Index Fund - Service Class	62,138,146	30.05	1,867,313,439	1,090,056,622
LVIP SSGA S&P 500 Index Fund - Standard Class	4,054,081	30.09	121,967,033	81,259,293

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Short-Term Bond Index Fund - Service Class	16,534,040	$10.21	$168,729,878	$171,134,103
LVIP SSGA Short-Term Bond Index Fund - Standard Class	610,818	10.23	6,246,840	6,352,924
LVIP SSGA Small-Cap Index Fund - Service Class	12,478,031	39.58	493,880,458	359,278,263
LVIP SSGA Small-Cap Index Fund - Standard Class	439,854	39.64	17,434,045	14,717,058
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	15,471,283	13.15	203,431,901	197,434,164
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	805,571	13.18	10,616,621	10,631,402
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	47,285,033	14.13	667,995,657	598,511,516
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	4,274	14.15	60,480	51,601
LVIP T. Rowe Price 2010 Fund - Service Class	445,853	10.77	4,803,174	4,751,428
LVIP T. Rowe Price 2020 Fund - Service Class	782,362	11.38	8,904,846	8,142,388
LVIP T. Rowe Price 2030 Fund - Service Class	348,657	13.13	4,578,916	3,746,314
LVIP T. Rowe Price 2040 Fund - Service Class	428,501	13.00	5,572,231	4,170,805
LVIP T. Rowe Price Growth Stock Fund - Service Class	6,656,864	69.86	465,035,203	288,756,605
LVIP T. Rowe Price Growth Stock Fund - Standard Class	100,571	72.33	7,273,797	5,673,598
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	11,403,475	34.22	390,215,525	310,409,440
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	126,942	36.26	4,602,933	3,460,839
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	14,164,568	13.02	184,408,512	155,781,768
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	97,679	13.05	1,274,421	1,125,747
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	144,383,564	13.41	1,935,606,062	1,555,665,785
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	253,168	13.42	3,397,774	2,999,850
LVIP Vanguard Bond Allocation Fund - Service Class	87,282,181	10.87	948,844,590	938,626,993
LVIP Vanguard Bond Allocation Fund - Standard Class	4,036,646	10.88	43,910,638	44,155,908
LVIP Vanguard Domestic Equity ETF Fund - Service Class	13,738,450	32.31	443,944,289	270,893,813
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	711,434	32.37	23,026,286	17,088,241
LVIP Vanguard International Equity ETF Fund - Service Class	22,152,300	12.88	285,388,076	247,366,270
LVIP Vanguard International Equity ETF Fund - Standard Class	1,891,357	12.90	24,400,403	22,270,921
LVIP Wellington Capital Growth Fund - Service Class	6,828,504	75.92	518,385,899	329,318,457
LVIP Wellington Capital Growth Fund - Standard Class	92,729	79.35	7,357,807	6,320,755
LVIP Wellington SMID Cap Value Fund - Service Class	4,806,777	31.32	150,529,032	114,238,165
LVIP Wellington SMID Cap Value Fund - Standard Class	58,820	31.47	1,851,301	1,585,513
LVIP Western Asset Core Bond Fund - Service Class	45,577,248	10.18	464,021,963	468,535,105
LVIP Western Asset Core Bond Fund - Standard Class	1,594,706	10.20	16,261,219	16,480,656
MFS® VIT Growth Series - Initial Class	93,891	79.36	7,451,183	5,153,055
MFS® VIT Growth Series - Service Class	3,863,862	74.74	288,785,022	214,187,822
MFS® VIT Total Return Series - Initial Class	234,248	27.78	6,507,398	5,766,782
MFS® VIT Total Return Series - Service Class	5,091,880	27.18	138,397,311	122,548,617
MFS® VIT Utilities Series - Initial Class	163,770	38.31	6,274,044	5,215,894
MFS® VIT Utilities Series - Service Class	4,783,767	37.58	179,773,953	141,919,040
MFS® VIT II Core Equity Portfolio - Service Class	70,779	31.84	2,253,606	1,710,404
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	52,180	37.62	1,963,003	1,623,465
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,210,486	36.96	44,739,576	34,568,438
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	85,103	8.34	709,757	674,023
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	1,250,865	8.27	10,344,653	9,724,698
Morgan Stanley VIF Growth Portfolio - Class II	72,294	48.42	3,500,483	3,260,554
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	964,287	20.33	19,603,949	14,245,015
PIMCO VIT All Asset Portfolio - Advisor Class	601,929	11.66	7,018,495	6,456,984
PIMCO VIT All Asset Portfolio - Institutional Class	33,932	11.66	395,642	380,721
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,807,017	7.84	14,167,010	14,112,185
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	4,557	7.71	35,134	28,943
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	439,739	10.32	4,538,109	4,551,234
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	10,676	10.32	110,175	112,072
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	174,422	12.52	2,183,759	2,229,214
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,683	12.52	33,588	34,797
Putnam VT George Putnam Balanced Fund - Class IA	48,621	15.02	730,284	621,267
Putnam VT George Putnam Balanced Fund - Class IB	6,798,434	14.93	101,500,615	84,693,202
Putnam VT Global Health Care Fund - Class IA	49,799	19.52	972,075	839,234
Putnam VT Global Health Care Fund - Class IB	1,224,451	18.67	22,860,508	19,496,653
Putnam VT Income Fund - Class IA	134,146	10.40	1,395,122	1,525,307
Putnam VT Income Fund - Class IB	1,091,649	10.28	11,222,155	11,920,372
Putnam VT Large Cap Value Fund - Class IA	164,033	31.19	5,116,198	4,405,815
Putnam VT Large Cap Value Fund - Class IB	2,657,446	30.82	81,902,482	72,526,234

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Putnam VT Multi-Asset Absolute Return Fund - Class IA	11,598	$9.55	$110,763	$112,476
Putnam VT Multi-Asset Absolute Return Fund - Class IB	261,612	9.36	2,448,687	2,595,722
Templeton Foreign VIP Fund - Class 1	11,428	13.90	158,848	160,178
Templeton Foreign VIP Fund - Class 4	304,829	13.87	4,227,975	4,197,633
Templeton Global Bond VIP Fund - Class 1	222,047	13.82	3,068,688	3,613,109
Templeton Global Bond VIP Fund - Class 2	18,153,542	13.13	238,356,004	292,036,620
Templeton Global Bond VIP Fund - Class 4	1,692,301	13.46	22,778,375	26,937,780
Templeton Growth VIP Fund - Class 2	1,659,574	11.59	19,234,458	20,038,898
TOPS® Balanced ETF Portfolio - Service Class Shares	26,532	14.43	382,857	379,359
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	833,304	14.84	12,366,230	9,824,424
VanEck VIP Global Resources Fund - Class S Shares	217,910	25.49	5,554,519	4,650,700
VanEck VIP Global Resources Fund - Initial Class Shares	21,283	26.61	566,336	491,160
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	1,774,615	9.40	16,681,379	16,647,749
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	137,992	9.39	1,295,748	1,319,955

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	260,691	(308,047)	(47,356)
AB VPS International Value Portfolio - Class B	—	(120)	(120)
AB VPS Large Cap Growth Portfolio - Class B	6,786	(62,168)	(55,382)
AB VPS Small/Mid Cap Value Portfolio - Class A	14,643	(45,593)	(30,950)
AB VPS Small/Mid Cap Value Portfolio - Class B	1,250,189	(1,093,489)	156,700
ALPS/Alerian Energy Infrastructure Portfolio - Class I	25,003	(36,521)	(11,518)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	3,304,420	(2,148,449)	1,155,971
ALPS/Red Rocks Global Opportunity Portfolio - Class I	1,141	(3,530)	(2,389)
ALPS/Red Rocks Global Opportunity Portfolio - Class III	166,212	(190,283)	(24,071)
American Century VP Balanced Fund - Class I	18,839	(20,549)	(1,710)
American Century VP Balanced Fund - Class II	1,022,507	(746,613)	275,894
American Century VP Inflation Protection Fund - Class II	—	(128)	(128)
American Century VP Large Company Value Fund - Class I	92,386	(82,320)	10,066
American Century VP Large Company Value Fund - Class II	1,410,864	(389,727)	1,021,137
American Funds Asset Allocation Fund - Class 1	24,179	(90,575)	(66,396)
American Funds Asset Allocation Fund - Class 1A	552,459	(109,517)	442,942
American Funds Asset Allocation Fund - Class 4	4,613,333	(1,400,159)	3,213,174
American Funds Capital Income Builder® - Class 1	5,060	(8,513)	(3,453)
American Funds Capital Income Builder® - Class 1A	177,788	(31,509)	146,279
American Funds Capital Income Builder® - Class 4	703,940	(382,901)	321,039
American Funds Capital World Bond Fund - Class 1	32,981	(22,030)	10,951
American Funds Capital World Bond Fund - Class 1A	97,350	(21,721)	75,629
American Funds Capital World Growth and Income Fund - Class 1	991	(4,302)	(3,311)
American Funds Capital World Growth and Income Fund - Class 1A	202,190	(34,982)	167,208
American Funds Global Balanced Fund - Class 1	327	(27,485)	(27,158)
American Funds Global Balanced Fund - Class 1A	61,565	(15,518)	46,047
American Funds Global Growth Fund - Class 1	4,477	(7,718)	(3,241)
American Funds Global Growth Fund - Class 1A	294,297	(108,560)	185,737
American Funds Global Growth Fund - Class 2	105,375	(1,082,005)	(976,630)
American Funds Global Growth Fund - Class 4	1,625,180	(356,489)	1,268,691
American Funds Global Small Capitalization Fund - Class 1	2,332	(4,468)	(2,136)
American Funds Global Small Capitalization Fund - Class 1A	202,769	(7,027)	195,742
American Funds Global Small Capitalization Fund - Class 2	204,395	(1,917,807)	(1,713,412)
American Funds Global Small Capitalization Fund - Class 4	656,089	(126,371)	529,718
American Funds Growth Fund - Class 1	11,138	(52,700)	(41,562)
American Funds Growth Fund - Class 1A	833,307	(173,861)	659,446
American Funds Growth Fund - Class 2	74,182	(4,748,586)	(4,674,404)
American Funds Growth Fund - Class 4	4,690,065	(625,694)	4,064,371
American Funds Growth-Income Fund - Class 1	765	(20,574)	(19,809)
American Funds Growth-Income Fund - Class 1A	738,124	(127,648)	610,476

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Growth-Income Fund - Class 2	208,771	(7,846,753)	(7,637,982)
American Funds Growth-Income Fund - Class 4	3,819,178	(677,290)	3,141,888
American Funds High-Income Trust - Class 1	7,041	(5,777)	1,264
American Funds High-Income Trust - Class 1A	70,698	(41,761)	28,937
American Funds International Fund - Class 1	10,006	(18,576)	(8,570)
American Funds International Fund - Class 1A	292,859	(154,895)	137,964
American Funds International Fund - Class 2	621,892	(2,910,071)	(2,288,179)
American Funds International Fund - Class 4	1,130,581	(346,785)	783,796
American Funds International Growth and Income Fund - Class 1	3,628	(27,486)	(23,858)
American Funds International Growth and Income Fund - Class 1A	151,130	(37,865)	113,265
American Funds Managed Risk Asset Allocation Fund - Class P1	101,659	(18,278)	83,381
American Funds Managed Risk Asset Allocation Fund - Class P2	304,444	(1,020,029)	(715,585)
American Funds Managed Risk Growth Fund - Class P1	94,147	(95,950)	(1,803)
American Funds Managed Risk Growth-Income Fund - Class P1	35,130	(9,932)	25,198
American Funds Managed Risk International Fund - Class P1	65,630	(38,753)	26,877
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	70,812	(24,243)	46,569
American Funds Mortgage Fund - Class 1	7,664	(3,990)	3,674
American Funds Mortgage Fund - Class 1A	135,026	(38,706)	96,320
American Funds Mortgage Fund - Class 4	172,397	(133,593)	38,804
American Funds New World Fund® - Class 1	12,313	(43,778)	(31,465)
American Funds New World Fund® - Class 1A	279,330	(62,048)	217,282
American Funds New World Fund® - Class 4	987,326	(283,353)	703,973
American Funds The Bond Fund of America - Class 1	80,351	(30,200)	50,151
American Funds The Bond Fund of America - Class 1A	426,356	(148,598)	277,758
American Funds U.S. Government Securities Fund - Class 1	56,846	(54,361)	2,485
American Funds U.S. Government Securities Fund - Class 1A	375,051	(277,707)	97,344
American Funds Washington Mutual Investors Fund - Class 1	702	(18,251)	(17,549)
American Funds Washington Mutual Investors Fund - Class 1A	487,291	(188,392)	298,899
American Funds Washington Mutual Investors Fund - Class 4	1,803,869	(401,026)	1,402,843
BlackRock Global Allocation V.I. Fund - Class I	68,913	(19,423)	49,490
BlackRock Global Allocation V.I. Fund - Class III	1,515,530	(3,930,651)	(2,415,121)
ClearBridge Variable Aggressive Growth Portfolio - Class I	15,580	(997)	14,583
ClearBridge Variable Aggressive Growth Portfolio - Class II	377,150	(403,662)	(26,512)
ClearBridge Variable Large Cap Growth Portfolio - Class I	168,730	(73,543)	95,187
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,583,692	(2,455,223)	(871,531)
ClearBridge Variable Mid Cap Portfolio - Class I	39,712	(10,526)	29,186
ClearBridge Variable Mid Cap Portfolio - Class II	521,033	(288,797)	232,236
Columbia VP Commodity Strategy Fund - Class 1	115,897	(64,200)	51,697
Columbia VP Commodity Strategy Fund - Class 2	472,767	(54,788)	417,979
Columbia VP Emerging Markets Bond Fund - Class 1	39,835	(6,954)	32,881
Columbia VP Emerging Markets Bond Fund - Class 2	213,840	(41,497)	172,343
Columbia VP Strategic Income Fund - Class 1	142,945	(52,949)	89,996
Columbia VP Strategic Income Fund - Class 2	652,254	(130,074)	522,180
Delaware Ivy VIP Asset Strategy Portfolio - Class I	58,262	(1,463)	56,799
Delaware Ivy VIP Asset Strategy Portfolio - Class II	74,318	(141,929)	(67,611)
Delaware Ivy VIP Energy Portfolio - Class I	23,825	(17,185)	6,640
Delaware Ivy VIP Energy Portfolio - Class II	1,509,993	(1,352,591)	157,402
Delaware Ivy VIP High Income Portfolio - Class I	59,471	(16,048)	43,423
Delaware Ivy VIP High Income Portfolio - Class II	425,784	(701,398)	(275,614)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	79,567	(67,281)	12,286
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	466,523	(166,714)	299,809
Delaware Ivy VIP Science and Technology Portfolio - Class I	66,394	(76,273)	(9,879)
Delaware Ivy VIP Science and Technology Portfolio - Class II	622,170	(387,620)	234,550
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	17,634	(1,890)	15,744
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	301,778	(92,566)	209,212
Delaware VIP® Emerging Markets Series - Service Class	1,145,066	(978,995)	166,071
Delaware VIP® Emerging Markets Series - Standard Class	40,180	(22,330)	17,850
Delaware VIP® International Series - Standard Class	28	(117)	(89)
Delaware VIP® Small Cap Value Series - Service Class	860,904	(2,488,757)	(1,627,853)
Delaware VIP® Small Cap Value Series - Standard Class	25,008	(28,031)	(3,023)
DWS Alternative Asset Allocation VIP Portfolio - Class A	20,337	(15,240)	5,097
DWS Alternative Asset Allocation VIP Portfolio - Class B	367,570	(430,716)	(63,146)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
DWS Equity 500 Index VIP Portfolio - Class A	6,589	(29,698)	(23,109)
DWS Small Cap Index VIP Portfolio - Class A	3,871	(12,347)	(8,476)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	169,724	(101,009)	68,715
Eaton Vance VT Floating-Rate Income Fund - Initial Class	936,317	(693,186)	243,131
Fidelity® VIP Balanced Portfolio - Initial Class	406,626	(21,834)	384,792
Fidelity® VIP Balanced Portfolio - Service Class 2	6,437,450	(801,366)	5,636,084
Fidelity® VIP Contrafund® Portfolio - Initial Class	90,612	(113,246)	(22,634)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,092,181	(2,905,919)	(1,813,738)
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	607	(6,551)	(5,944)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	299,201	(151,356)	147,845
Fidelity® VIP Growth Portfolio - Initial Class	67,155	(26,894)	40,261
Fidelity® VIP Growth Portfolio - Service Class 2	971,462	(759,097)	212,365
Fidelity® VIP Mid Cap Portfolio - Initial Class	46,380	(23,552)	22,828
Fidelity® VIP Mid Cap Portfolio - Service Class 2	650,695	(2,551,967)	(1,901,272)
Fidelity® VIP Strategic Income Portfolio - Initial Class	180,685	(40,165)	140,520
Fidelity® VIP Strategic Income Portfolio - Service Class 2	934,538	(166,354)	768,184
First Trust Capital Strength Portfolio - Class I	3,044,465	(385,592)	2,658,873
First Trust Capital Strength Portfolio - Class II	42,809	(7,784)	35,025
First Trust Dorsey Wright Tactical Core Portfolio - Class I	184,343	(101,940)	82,403
First Trust Dorsey Wright Tactical Core Portfolio - Class II	48,384	(1,503)	46,881
First Trust International Developed Capital Strength Portfolio - Class I	130,781	(37,149)	93,632
First Trust International Developed Capital Strength Portfolio - Class II	7,643	(186)	7,457
First Trust Multi Income Allocation Portfolio - Class I	211,218	(73,988)	137,230
First Trust Multi Income Allocation Portfolio - Class II	3,439	(7)	3,432
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1,636,993	(1,360,857)	276,136
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	12,164	(8,198)	3,966
Franklin Allocation VIP Fund - Class 4	333,834	(71,687)	262,147
Franklin Income VIP Fund - Class 1	15,372	(1,151)	14,221
Franklin Income VIP Fund - Class 2	565,631	(3,706,401)	(3,140,770)
Franklin Income VIP Fund - Class 4	2,804,040	(2,022,022)	782,018
Franklin Multi-Asset Variable Conservative Growth - Class I	6,908	(218)	6,690
Franklin Multi-Asset Variable Conservative Growth - Class II	416,036	(160,273)	255,763
Franklin Mutual Shares VIP Fund - Class 1	528	(2,086)	(1,558)
Franklin Mutual Shares VIP Fund - Class 2	239,256	(6,727,381)	(6,488,125)
Franklin Mutual Shares VIP Fund - Class 4	436,025	(338,113)	97,912
Franklin Rising Dividends VIP Fund - Class 1	58,388	(34,589)	23,799
Franklin Rising Dividends VIP Fund - Class 4	745,882	(237,122)	508,760
Franklin Small Cap Value VIP Fund - Class 1	66,453	(17,979)	48,474
Franklin Small Cap Value VIP Fund - Class 4	505,918	(148,782)	357,136
Franklin Small-Mid Cap Growth VIP Fund - Class 1	33,894	(32,956)	938
Franklin Small-Mid Cap Growth VIP Fund - Class 4	231,286	(169,366)	61,920
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	1,814	(549)	1,265
Goldman Sachs VIT Government Money Market Fund - Service Shares	490,309	(1,565,609)	(1,075,300)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	4,247	(1,004,695)	(1,000,448)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	50,403	(28,933)	21,470
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	129,607	(51,692)	77,915
Guggenheim VT Long Short Equity	197,369	(76,064)	121,305
Guggenheim VT Multi-Hedge Strategies	298,345	(144,247)	154,098
Hartford Capital Appreciation HLS Fund - Class IA	7	—	7
Hartford Capital Appreciation HLS Fund - Class IC	94,629	(119,973)	(25,344)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	37,085	(15,819)	21,266
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	192,839	(185,064)	7,775
Invesco V.I. American Franchise Fund - Series I Shares	743	(26,988)	(26,245)
Invesco V.I. American Franchise Fund - Series II Shares	1,280	(48,844)	(47,564)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	18	(4,378)	(4,360)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	65,289	(92,871)	(27,582)
Invesco V.I. Comstock Fund - Series I Shares	13,283	(14,207)	(924)
Invesco V.I. Comstock Fund - Series II Shares	406,301	(156,772)	249,529
Invesco V.I. Core Equity Fund - Series I Shares	3,725	(27,192)	(23,467)
Invesco V.I. Core Equity Fund - Series II Shares	37	(9,466)	(9,429)
Invesco V.I. Diversified Dividend Fund - Series I Shares	2,933	(11,092)	(8,159)
Invesco V.I. Diversified Dividend Fund - Series II Shares	269,307	(151,984)	117,323

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	153,272	(102,255)	51,017
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2,264,213	(1,254,887)	1,009,326
Invesco V.I. Equity and Income Fund - Series I Shares	24,437	(229)	24,208
Invesco V.I. Equity and Income Fund - Series II Shares	120,033	(147,388)	(27,355)
Invesco V.I. Global Fund - Series II Shares	3,613	(39,103)	(35,490)
Invesco V.I. International Growth Fund - Series I Shares	25,730	(26,419)	(689)
Invesco V.I. International Growth Fund - Series II Shares	461,323	(231,016)	230,307
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	34,591	(61,914)	(27,323)
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	343,792	(128,977)	214,815
Janus Henderson Balanced Portfolio - Service Shares	9,862	(41,695)	(31,833)
Janus Henderson Enterprise Portfolio - Service Shares	921	(37,552)	(36,631)
Janus Henderson Global Research Portfolio - Service Shares	264	(1,263)	(999)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	287,131	(154,048)	133,083
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	3,267,829	(3,397,524)	(129,695)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	32,798	(48,042)	(15,244)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	3,719	(1,855)	1,864
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	41,081	(41,865)	(784)
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	—	(206)	(206)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(9,499)	(9,499)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	(11,039)	(11,039)
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	38,843	—	38,843
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	2,389	—	2,389
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	12,010	(1,266)	10,744
Lincoln S&P 500 Buffer Fund Aug - Service Class	33,614	—	33,614
Lincoln S&P 500 Buffer Fund May - Service Class	18,855	—	18,855
Lincoln S&P 500 Buffer Fund Nov - Service Class	2,690	—	2,690
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	6,570	—	6,570
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	10,034	—	10,034
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,201,464	(569,781)	1,631,683
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	552,556	(374,287)	178,269
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	1,585	(85,175)	(83,590)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,539,004	(1,111,086)	427,918
LVIP American Balanced Allocation Fund - Service Class	1,566,789	(542,868)	1,023,921
LVIP American Balanced Allocation Fund - Standard Class	63,559	(47,837)	15,722
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	591,560	(3,140,743)	(2,549,183)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	186,274	(289,396)	(103,122)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	19	(1,327)	(1,308)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	323,410	(550,010)	(226,600)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	4,395	(4,964)	(569)
LVIP American Global Growth Fund - Service Class II	1,655,314	(997,166)	658,148
LVIP American Global Small Capitalization Fund - Service Class II	270,370	(451,732)	(181,362)
LVIP American Growth Allocation Fund - Service Class	1,322,180	(339,957)	982,223
LVIP American Growth Allocation Fund - Standard Class	109,502	(6,376)	103,126
LVIP American Growth Fund - Service Class II	3,291,035	(1,471,981)	1,819,054
LVIP American Growth-Income Fund - Service Class II	2,472,904	(1,566,329)	906,575
LVIP American Income Allocation Fund - Standard Class	12,007	(600)	11,407
LVIP American International Fund - Service Class II	1,478,992	(882,863)	596,129
LVIP American Preservation Fund - Service Class	801,265	(1,407,934)	(606,669)
LVIP American Preservation Fund - Standard Class	2,110	(35,051)	(32,941)
LVIP Baron Growth Opportunities Fund - Service Class	1,187,824	(1,057,252)	130,572
LVIP Baron Growth Opportunities Fund - Standard Class	15,951	(8,175)	7,776
LVIP BlackRock Advantage Allocation Fund - Service Class	187,243	(102,679)	84,564
LVIP BlackRock Advantage Allocation Fund - Standard Class	98	(365)	(267)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,457,649	(10,985,523)	(9,527,874)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,920	(17,008)	(12,088)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	908,457	(5,010,768)	(4,102,311)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	138	(277)	(139)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	1,414,112	(3,637,637)	(2,223,525)
LVIP BlackRock Global Real Estate Fund - Service Class	490,864	(1,372,036)	(881,172)
LVIP BlackRock Global Real Estate Fund - Standard Class	59,886	(32,729)	27,157
LVIP BlackRock Inflation Protected Bond Fund - Service Class	14,392,272	(1,870,336)	12,521,936
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	863,666	(186,170)	677,496

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	2,002,393	(3,758,830)	(1,756,437)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,690,385	(4,636,615)	(2,946,230)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,698	(16,579)	(9,881)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	2,512,108	(4,553,709)	(2,041,601)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	3	(129)	(126)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	254,321	(3,934,839)	(3,680,518)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	13	(447)	(434)
LVIP Delaware Bond Fund - Service Class	32,813,973	(3,630,336)	29,183,637
LVIP Delaware Bond Fund - Standard Class	379,903	(344,632)	35,271
LVIP Delaware Diversified Floating Rate Fund - Service Class	7,763,604	(2,831,178)	4,932,426
LVIP Delaware Diversified Floating Rate Fund - Standard Class	103,811	(65,607)	38,204
LVIP Delaware Diversified Income Fund - Service Class	13,314,359	(3,738,616)	9,575,743
LVIP Delaware Diversified Income Fund - Standard Class	330,306	(113,230)	217,076
LVIP Delaware High Yield Fund - Service Class	544,814	(755,635)	(210,821)
LVIP Delaware High Yield Fund - Standard Class	19,880	(10,330)	9,550
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	7,968,385	(5,569,762)	2,398,623
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	255,808	(130,677)	125,131
LVIP Delaware Mid Cap Value Fund - Service Class	503,974	(923,900)	(419,926)
LVIP Delaware Mid Cap Value Fund - Standard Class	31,400	(505)	30,895
LVIP Delaware REIT Fund - Service Class	347,696	(1,108,567)	(760,871)
LVIP Delaware REIT Fund - Standard Class	93,119	(43,158)	49,961
LVIP Delaware SMID Cap Core Fund - Service Class	273,845	(699,965)	(426,120)
LVIP Delaware SMID Cap Core Fund - Standard Class	17,791	(34,325)	(16,534)
LVIP Delaware Social Awareness Fund - Service Class	188,068	(178,845)	9,223
LVIP Delaware Social Awareness Fund - Standard Class	4,236	(19,897)	(15,661)
LVIP Delaware U.S. Growth Fund - Service Class	198,048	(1,326,773)	(1,128,725)
LVIP Delaware U.S. Growth Fund - Standard Class	17,295	(7,990)	9,305
LVIP Delaware Value Fund - Service Class	310,210	(1,624,466)	(1,314,256)
LVIP Delaware Value Fund - Standard Class	13,590	(106,062)	(92,472)
LVIP Delaware Wealth Builder Fund - Service Class	220,731	(246,374)	(25,643)
LVIP Delaware Wealth Builder Fund - Standard Class	2,755	(18,445)	(15,690)
LVIP Dimensional International Core Equity Fund - Service Class	1,627,040	(563,562)	1,063,478
LVIP Dimensional International Core Equity Fund - Standard Class	347,123	(243,450)	103,673
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	1,900,134	(5,752,662)	(3,852,528)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	86,129	(71,651)	14,478
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,381,825	(970,024)	411,801
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	512,906	(218,812)	294,094
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,289,878	(835,814)	454,064
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	231,090	(130,984)	100,106
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	385,153	(6,461,416)	(6,076,263)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	110,498	(67,749)	42,749
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	1,012,837	(3,793,847)	(2,781,010)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	—	(539)	(539)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	726,859	(7,928,749)	(7,201,890)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(3,739)	(3,739)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	257,088	(172,786)	84,302
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	27	(5,496)	(5,469)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	4,978,610	(722,588)	4,256,022
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	45,623	(12,253)	33,370
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	643,575	(6,139,165)	(5,495,590)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	35,220	(612)	34,608
LVIP Global Growth Allocation Managed Risk Fund - Service Class	166,175	(44,336,659)	(44,170,484)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	178,109	(49,678)	128,431
LVIP Global Income Fund - Service Class	4,036,754	(1,544,333)	2,492,421
LVIP Global Income Fund - Standard Class	12,056	(7,894)	4,162
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	628,496	(30,836,951)	(30,208,455)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	56,274	(15,998)	40,276
LVIP Government Money Market Fund - Service Class	33,788,234	(35,292,053)	(1,503,819)
LVIP Government Money Market Fund - Standard Class	3,208,571	(4,141,496)	(932,925)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	158,890	(4,937,912)	(4,779,022)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	70	(690)	(620)
LVIP JPMorgan High Yield Fund - Service Class	3,507,957	(2,421,565)	1,086,392

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan High Yield Fund - Standard Class	256,878	(101,078)	155,800
LVIP JPMorgan Retirement Income Fund - Service Class	518,452	(452,757)	65,695
LVIP JPMorgan Retirement Income Fund - Standard Class	1,695	(13,243)	(11,548)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	336,908	(7,116,655)	(6,779,747)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,813	(7,057)	(4,244)
LVIP Loomis Sayles Global Growth Fund - Service Class	106,070	(122,523)	(16,453)
LVIP Loomis Sayles Global Growth Fund - Standard Class	16,275	(2,999)	13,276
LVIP MFS International Equity Managed Volatility Fund - Service Class	1,803,504	(2,188,114)	(384,610)
LVIP MFS International Growth Fund - Service Class	1,363,816	(882,217)	481,599
LVIP MFS International Growth Fund - Standard Class	34,341	(10,390)	23,951
LVIP MFS Value Fund - Service Class	1,815,316	(4,858,057)	(3,042,741)
LVIP MFS Value Fund - Standard Class	129,378	(28,735)	100,643
LVIP Mondrian International Value Fund - Service Class	572,925	(2,218,118)	(1,645,193)
LVIP Mondrian International Value Fund - Standard Class	15,029	(66,352)	(51,323)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	1,290,200	(526,081)	764,119
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	44,387	(44,387)	—
LVIP PIMCO Low Duration Bond Fund - Service Class	19,084,538	(8,192,039)	10,892,499
LVIP PIMCO Low Duration Bond Fund - Standard Class	569,525	(450,339)	119,186
LVIP SSGA Bond Index Fund - Service Class	7,296,714	(4,170,166)	3,126,548
LVIP SSGA Bond Index Fund - Standard Class	579,618	(278,602)	301,016
LVIP SSGA Conservative Index Allocation Fund - Service Class	882,193	(882,138)	55
LVIP SSGA Conservative Index Allocation Fund - Standard Class	199,286	(54,388)	144,898
LVIP SSGA Conservative Structured Allocation Fund - Service Class	662,310	(1,190,061)	(527,751)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	28,420	(2,227)	26,193
LVIP SSGA Developed International 150 Fund - Service Class	618,294	(1,720,903)	(1,102,609)
LVIP SSGA Developed International 150 Fund - Standard Class	29,638	(36,560)	(6,922)
LVIP SSGA Emerging Markets 100 Fund - Service Class	477,453	(1,761,007)	(1,283,554)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	155,249	(77,324)	77,925
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	718,495	(137,210)	581,285
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	113,987	(27,618)	86,369
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	233,690	(4,938,494)	(4,704,804)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	181,802	(65,163)	116,639
LVIP SSGA International Index Fund - Service Class	962,304	(2,135,504)	(1,173,200)
LVIP SSGA International Index Fund - Standard Class	356,353	(156,767)	199,586
LVIP SSGA International Managed Volatility Fund - Service Class	481,364	(3,399,724)	(2,918,360)
LVIP SSGA International Managed Volatility Fund - Standard Class	1,488	(2,040)	(552)
LVIP SSGA Large Cap 100 Fund - Service Class	1,432,791	(2,754,378)	(1,321,587)
LVIP SSGA Large Cap 100 Fund - Standard Class	206,306	(120,187)	86,119
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	919,377	(4,686,062)	(3,766,685)
LVIP SSGA Mid-Cap Index Fund - Service Class	1,989,598	(717,150)	1,272,448
LVIP SSGA Mid-Cap Index Fund - Standard Class	302,477	(95,701)	206,776
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,385,072	(1,301,983)	83,089
LVIP SSGA Moderate Index Allocation Fund - Standard Class	166,635	(34,176)	132,459
LVIP SSGA Moderate Structured Allocation Fund - Service Class	330,157	(4,072,262)	(3,742,105)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	37,419	(20,658)	16,761
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,120,819	(1,030,444)	90,375
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	15,666	(26,705)	(11,039)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	553,618	(2,504,922)	(1,951,304)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	20,665	(21,247)	(582)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	1,059,737	(284,185)	775,552
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	50,712	(8,391)	42,321
LVIP SSGA S&P 500 Index Fund - Service Class	4,135,473	(3,918,694)	216,779
LVIP SSGA S&P 500 Index Fund - Standard Class	889,738	(351,990)	537,748
LVIP SSGA Short-Term Bond Index Fund - Service Class	5,560,448	(3,868,340)	1,692,108
LVIP SSGA Short-Term Bond Index Fund - Standard Class	450,727	(415,436)	35,291
LVIP SSGA Small-Cap Index Fund - Service Class	1,910,737	(2,622,877)	(712,140)
LVIP SSGA Small-Cap Index Fund - Standard Class	274,573	(137,453)	137,120
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	1,064,970	(1,420,311)	(355,341)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	216,667	(131,085)	85,582
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	3,028,114	(5,637,310)	(2,609,196)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	55	(523)	(468)
LVIP T. Rowe Price 2010 Fund - Service Class	26,331	(64,950)	(38,619)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price 2020 Fund - Service Class	77,349	(113,014)	(35,665)
LVIP T. Rowe Price 2030 Fund - Service Class	22,940	(31,191)	(8,251)
LVIP T. Rowe Price 2040 Fund - Service Class	8,592	(24,170)	(15,578)
LVIP T. Rowe Price Growth Stock Fund - Service Class	618,497	(1,182,647)	(564,150)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	78,615	(40,921)	37,694
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	759,555	(652,269)	107,286
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,326	(48,156)	(38,830)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	3,181,170	(720,575)	2,460,595
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	25,104	(7,131)	17,973
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	5,658,202	(4,185,563)	1,472,639
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	69,594	(14,515)	55,079
LVIP Vanguard Bond Allocation Fund - Service Class	12,695,746	(1,171,276)	11,524,470
LVIP Vanguard Bond Allocation Fund - Standard Class	1,677,016	(294,488)	1,382,528
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,515,190	(1,061,619)	453,571
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	427,542	(87,341)	340,201
LVIP Vanguard International Equity ETF Fund - Service Class	2,913,856	(833,487)	2,080,369
LVIP Vanguard International Equity ETF Fund - Standard Class	617,745	(86,602)	531,143
LVIP Wellington Capital Growth Fund - Service Class	333,391	(1,689,648)	(1,356,257)
LVIP Wellington Capital Growth Fund - Standard Class	54,831	(23,570)	31,261
LVIP Wellington SMID Cap Value Fund - Service Class	551,563	(938,080)	(386,517)
LVIP Wellington SMID Cap Value Fund - Standard Class	39,653	(13,832)	25,821
LVIP Western Asset Core Bond Fund - Service Class	10,133,488	(1,130,453)	9,003,035
LVIP Western Asset Core Bond Fund - Standard Class	656,241	(141,076)	515,165
MFS® VIT Growth Series - Initial Class	8,370	(16,181)	(7,811)
MFS® VIT Growth Series - Service Class	480,815	(893,856)	(413,041)
MFS® VIT Total Return Series - Initial Class	27,935	(20,299)	7,636
MFS® VIT Total Return Series - Service Class	744,178	(397,185)	346,993
MFS® VIT Utilities Series - Initial Class	25,361	(30,583)	(5,222)
MFS® VIT Utilities Series - Service Class	253,603	(671,381)	(417,778)
MFS® VIT II Core Equity Portfolio - Service Class	1,012	(42,343)	(41,331)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	34,352	(16,126)	18,226
MFS® VIT II International Intrinsic Value Portfolio - Service Class	572,892	(168,435)	404,457
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	17,406	(1,411)	15,995
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	196,394	(190,421)	5,973
Morgan Stanley VIF Growth Portfolio - Class II	13,608	(21,323)	(7,715)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	12,655	(112,047)	(99,392)
PIMCO VIT All Asset Portfolio - Advisor Class	221,592	(41,427)	180,165
PIMCO VIT All Asset Portfolio - Institutional Class	11,903	(590)	11,313
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	367,214	(299,654)	67,560
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	4,481	(4,812)	(331)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	79,582	(48,733)	30,849
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	4,657	(4,256)	401
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	20,946	(72,030)	(51,084)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,772	(3,495)	(723)
Putnam VT George Putnam Balanced Fund - Class IA	32,269	(29,792)	2,477
Putnam VT George Putnam Balanced Fund - Class IB	659,058	(549,658)	109,400
Putnam VT Global Health Care Fund - Class IA	36,343	(40,567)	(4,224)
Putnam VT Global Health Care Fund - Class IB	341,098	(273,199)	67,899
Putnam VT Income Fund - Class IA	18,242	(21,194)	(2,952)
Putnam VT Income Fund - Class IB	413,262	(221,417)	191,845
Putnam VT Large Cap Value Fund - Class IA	244,649	(67,640)	177,009
Putnam VT Large Cap Value Fund - Class IB	4,050,538	(600,809)	3,449,729
Putnam VT Multi-Asset Absolute Return Fund - Class IA	6,589	(88)	6,501
Putnam VT Multi-Asset Absolute Return Fund - Class IB	55,630	(63,818)	(8,188)
Rational Trend Aggregation VA Fund	502	(74,744)	(74,242)
Templeton Foreign VIP Fund - Class 1	10,411	(7,129)	3,282
Templeton Foreign VIP Fund - Class 4	115,359	(79,046)	36,313
Templeton Global Bond VIP Fund - Class 1	48,991	(52,972)	(3,981)
Templeton Global Bond VIP Fund - Class 2	1,153,162	(975,380)	177,782
Templeton Global Bond VIP Fund - Class 4	448,190	(573,169)	(124,979)
Templeton Growth VIP Fund - Class 2	112,433	(230,037)	(117,604)
TOPS® Balanced ETF Portfolio - Service Class Shares	30,258	(40)	30,218

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	—	(56,726)	(56,726)
VanEck VIP Global Resources Fund - Class S Shares	1,126,012	(1,194,125)	(68,113)
VanEck VIP Global Resources Fund - Initial Class Shares	124,834	(178,245)	(53,411)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	379,690	(331,332)	48,358
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	206,972	(133,218)	73,754

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	206,069	(323,715)	(117,646)
AB VPS International Value Portfolio - Class B	—	(3)	(3)
AB VPS Large Cap Growth Portfolio - Class B	17,724	(42,949)	(25,225)
AB VPS Small/Mid Cap Value Portfolio - Class A	39,279	(34,766)	4,513
AB VPS Small/Mid Cap Value Portfolio - Class B	1,280,557	(912,638)	367,919
ALPS/Alerian Energy Infrastructure Portfolio - Class I	63,550	(16,203)	47,347
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,076,017	(258,748)	817,269
ALPS/Red Rocks Global Opportunity Portfolio - Class I	6,473	(3,822)	2,651
ALPS/Red Rocks Global Opportunity Portfolio - Class III	170,973	(323,249)	(152,276)
American Century VP Balanced Fund - Class I	22,702	(2,861)	19,841
American Century VP Balanced Fund - Class II	1,958,443	(728,858)	1,229,585
American Century VP Inflation Protection Fund - Class II	—	(134)	(134)
American Century VP Large Company Value Fund - Class I	165,994	(56,955)	109,039
American Century VP Large Company Value Fund - Class II	1,092,629	(356,915)	735,714
American Funds Asset Allocation Fund - Class 1	41,028	(21,040)	19,988
American Funds Asset Allocation Fund - Class 1A	317,829	(143,260)	174,569
American Funds Asset Allocation Fund - Class 4	3,460,784	(3,456,808)	3,976
American Funds Capital Income Builder® - Class 1	4,469	(15,794)	(11,325)
American Funds Capital Income Builder® - Class 1A	43,022	(27,331)	15,691
American Funds Capital Income Builder® - Class 4	578,131	(913,113)	(334,982)
American Funds Capital World Bond Fund - Class 1	19,542	(44,802)	(25,260)
American Funds Capital World Bond Fund - Class 1A	28,259	(11,522)	16,737
American Funds Capital World Growth and Income Fund - Class 1	5,821	(12,836)	(7,015)
American Funds Capital World Growth and Income Fund - Class 1A	38,288	(17,278)	21,010
American Funds Global Balanced Fund - Class 1	3,378	(1,415)	1,963
American Funds Global Balanced Fund - Class 1A	2,959	(11,990)	(9,031)
American Funds Global Growth Fund - Class 1	23,078	(39,838)	(16,760)
American Funds Global Growth Fund - Class 1A	248,614	(153,432)	95,182
American Funds Global Growth Fund - Class 2	160,685	(1,441,537)	(1,280,852)
American Funds Global Growth Fund - Class 4	1,413,586	(1,136,755)	276,831
American Funds Global Small Capitalization Fund - Class 1	10,582	(16,465)	(5,883)
American Funds Global Small Capitalization Fund - Class 1A	34,910	(16,234)	18,676
American Funds Global Small Capitalization Fund - Class 2	746,116	(3,039,045)	(2,292,929)
American Funds Global Small Capitalization Fund - Class 4	310,491	(340,201)	(29,710)
American Funds Growth Fund - Class 1	36,468	(110,298)	(73,830)
American Funds Growth Fund - Class 1A	325,462	(291,684)	33,778
American Funds Growth Fund - Class 2	214,000	(7,169,841)	(6,955,841)
American Funds Growth Fund - Class 4	3,576,214	(2,076,368)	1,499,846
American Funds Growth-Income Fund - Class 1	12,518	(98,171)	(85,653)
American Funds Growth-Income Fund - Class 1A	316,367	(99,921)	216,446
American Funds Growth-Income Fund - Class 2	706,703	(6,638,619)	(5,931,916)
American Funds Growth-Income Fund - Class 4	2,479,507	(1,185,345)	1,294,162
American Funds High-Income Trust - Class 1	9,878	(24,275)	(14,397)
American Funds High-Income Trust - Class 1A	37,433	(18,174)	19,259
American Funds International Fund - Class 1	31,051	(163,758)	(132,707)
American Funds International Fund - Class 1A	225,739	(104,485)	121,254
American Funds International Fund - Class 2	1,325,178	(3,630,398)	(2,305,220)
American Funds International Fund - Class 4	1,083,467	(1,026,580)	56,887
American Funds International Growth and Income Fund - Class 1	7,858	(43,940)	(36,082)
American Funds International Growth and Income Fund - Class 1A	67,068	(9,774)	57,294
American Funds Managed Risk Asset Allocation Fund - Class P1	265,195	(44,042)	221,153
American Funds Managed Risk Asset Allocation Fund - Class P2	678,338	(635,626)	42,712

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Managed Risk Growth Fund - Class P1	159,850	(46,439)	113,411
American Funds Managed Risk Growth-Income Fund - Class P1	57,260	(21,557)	35,703
American Funds Managed Risk International Fund - Class P1	87,224	(25,341)	61,883
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	78,036	(19,943)	58,093
American Funds Mortgage Fund - Class 1	11,897	(7,563)	4,334
American Funds Mortgage Fund - Class 1A	81,463	(23,394)	58,069
American Funds Mortgage Fund - Class 4	1,155,796	(1,000,490)	155,306
American Funds New World Fund® - Class 1	22,613	(89,018)	(66,405)
American Funds New World Fund® - Class 1A	195,150	(111,066)	84,084
American Funds New World Fund® - Class 4	454,186	(466,477)	(12,291)
American Funds The Bond Fund of America - Class 1	60,549	(90,079)	(29,530)
American Funds The Bond Fund of America - Class 1A	291,092	(122,103)	168,989
American Funds U.S. Government Securities Fund - Class 1	14,852	(5,901)	8,951
American Funds U.S. Government Securities Fund - Class 1A	298,556	(221,001)	77,555
American Funds Washington Mutual Investors Fund - Class 1	10,370	(20,280)	(9,910)
American Funds Washington Mutual Investors Fund - Class 1A	335,489	(191,767)	143,722
American Funds Washington Mutual Investors Fund - Class 4	1,537,943	(501,234)	1,036,709
BlackRock Global Allocation V.I. Fund - Class I	86,682	(39,338)	47,344
BlackRock Global Allocation V.I. Fund - Class III	348,919	(6,794,720)	(6,445,801)
ClearBridge Variable Aggressive Growth Portfolio - Class I	5,575	(6,164)	(589)
ClearBridge Variable Aggressive Growth Portfolio - Class II	71,754	(312,025)	(240,271)
ClearBridge Variable Large Cap Growth Portfolio - Class I	115,336	(87,108)	28,228
ClearBridge Variable Large Cap Growth Portfolio - Class II	3,214,927	(1,733,854)	1,481,073
ClearBridge Variable Mid Cap Portfolio - Class I	60,691	(42,114)	18,577
ClearBridge Variable Mid Cap Portfolio - Class II	444,757	(541,207)	(96,450)
Columbia VP Commodity Strategy Fund - Class 1	13,291	(10,654)	2,637
Columbia VP Commodity Strategy Fund - Class 2	192,029	(207,026)	(14,997)
Columbia VP Emerging Markets Bond Fund - Class 1	24,710	(18,070)	6,640
Columbia VP Emerging Markets Bond Fund - Class 2	95,068	(123,978)	(28,910)
Columbia VP Strategic Income Fund - Class 1	71,050	(38,893)	32,157
Columbia VP Strategic Income Fund - Class 2	354,954	(396,701)	(41,747)
Delaware Ivy VIP Asset Strategy Portfolio - Class I	1,356	(685)	671
Delaware Ivy VIP Asset Strategy Portfolio - Class II	48,038	(194,372)	(146,334)
Delaware Ivy VIP Energy Portfolio - Class I	24,968	(5,893)	19,075
Delaware Ivy VIP Energy Portfolio - Class II	1,610,467	(357,080)	1,253,387
Delaware Ivy VIP High Income Portfolio - Class I	18,697	(34,326)	(15,629)
Delaware Ivy VIP High Income Portfolio - Class II	1,002,768	(596,717)	406,051
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	113,784	(102,370)	11,414
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	373,798	(231,300)	142,498
Delaware Ivy VIP Science and Technology Portfolio - Class I	67,538	(14,924)	52,614
Delaware Ivy VIP Science and Technology Portfolio - Class II	914,229	(897,020)	17,209
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	7,489	(541)	6,948
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	94,255	(115,960)	(21,705)
Delaware VIP® Emerging Markets Series - Service Class	769,054	(2,864,640)	(2,095,586)
Delaware VIP® Emerging Markets Series - Standard Class	41,462	(23,498)	17,964
Delaware VIP® International Series - Standard Class	3,134	(1)	3,133
Delaware VIP® International Value Equity Series - Standard Class	85	(3,712)	(3,627)
Delaware VIP® Small Cap Value Series - Service Class	3,298,231	(1,865,433)	1,432,798
Delaware VIP® Small Cap Value Series - Standard Class	29,077	(38,300)	(9,223)
DWS Alternative Asset Allocation VIP Portfolio - Class A	35,133	(26,579)	8,554
DWS Alternative Asset Allocation VIP Portfolio - Class B	216,422	(501,958)	(285,536)
DWS Equity 500 Index VIP Portfolio - Class A	15,710	(32,015)	(16,305)
DWS Small Cap Index VIP Portfolio - Class A	4,963	(13,767)	(8,804)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	57,000	(275,314)	(218,314)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,730,441	(2,103,466)	626,975
Fidelity® VIP Balanced Portfolio - Initial Class	109,203	(6,985)	102,218
Fidelity® VIP Balanced Portfolio - Service Class 2	8,701,099	(761,893)	7,939,206
Fidelity® VIP Contrafund® Portfolio - Initial Class	202,675	(63,617)	139,058
Fidelity® VIP Contrafund® Portfolio - Service Class 2	880,609	(4,935,867)	(4,055,258)
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	18,007	(24,106)	(6,099)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	345,922	(148,465)	197,457
Fidelity® VIP Growth Portfolio - Initial Class	75,696	(66,977)	8,719

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Growth Portfolio - Service Class 2	1,156,618	(1,533,407)	(376,789)
Fidelity® VIP Mid Cap Portfolio - Initial Class	55,789	(16,326)	39,463
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,232,642	(3,632,943)	(1,400,301)
Fidelity® VIP Strategic Income Portfolio - Initial Class	181,037	(97,224)	83,813
Fidelity® VIP Strategic Income Portfolio - Service Class 2	426,731	(444,320)	(17,589)
First Trust Capital Strength Portfolio - Class I	1,364,519	(130,820)	1,233,699
First Trust Capital Strength Portfolio - Class II	50,766	(3,293)	47,473
First Trust Dorsey Wright Tactical Core Portfolio - Class I	178,296	(217,164)	(38,868)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	1,527	(2,729)	(1,202)
First Trust International Developed Capital Strength Portfolio - Class I	45,326	(5,587)	39,739
First Trust International Developed Capital Strength Portfolio - Class II	5,741	(1,099)	4,642
First Trust Multi Income Allocation Portfolio - Class I	137,864	(128,071)	9,793
First Trust Multi Income Allocation Portfolio - Class II	2,852	(5,764)	(2,912)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2,609,020	(1,936,363)	672,657
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	33,088	(25,812)	7,276
Franklin Allocation VIP Fund - Class 4	429,696	(101,961)	327,735
Franklin Income VIP Fund - Class 1	15,908	(12,922)	2,986
Franklin Income VIP Fund - Class 2	1,091,571	(2,953,924)	(1,862,353)
Franklin Income VIP Fund - Class 4	1,099,919	(889,012)	210,907
Franklin Multi-Asset Variable Conservative Growth - Class I	14,821	(14,637)	184
Franklin Multi-Asset Variable Conservative Growth - Class II	377,566	(121,623)	255,943
Franklin Mutual Shares VIP Fund - Class 1	7,023	(2,069)	4,954
Franklin Mutual Shares VIP Fund - Class 2	4,291,425	(3,350,262)	941,163
Franklin Mutual Shares VIP Fund - Class 4	766,088	(368,713)	397,375
Franklin Rising Dividends VIP Fund - Class 1	20,371	(9,417)	10,954
Franklin Rising Dividends VIP Fund - Class 4	354,311	(352,245)	2,066
Franklin Small Cap Value VIP Fund - Class 1	24,448	(10,087)	14,361
Franklin Small Cap Value VIP Fund - Class 4	237,853	(195,894)	41,959
Franklin Small-Mid Cap Growth VIP Fund - Class 1	30,185	(12,426)	17,759
Franklin Small-Mid Cap Growth VIP Fund - Class 4	273,998	(198,567)	75,431
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	24,528	(40,873)	(16,345)
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,681,174	(1,415,374)	265,800
Goldman Sachs VIT Large Cap Value Fund - Service Shares	513,730	(620,683)	(106,953)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	62,389	(70,261)	(7,872)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	38,068	(26,833)	11,235
Guggenheim VT Long Short Equity	90,837	(138,632)	(47,795)
Guggenheim VT Multi-Hedge Strategies	348,504	(246,883)	101,621
Hartford Capital Appreciation HLS Fund - Class IA	7	—	7
Hartford Capital Appreciation HLS Fund - Class IC	290,358	(301,228)	(10,870)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	28,832	(3,828)	25,004
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	203,735	(333,849)	(130,114)
Invesco V.I. American Franchise Fund - Series I Shares	4,537	(20,790)	(16,253)
Invesco V.I. American Franchise Fund - Series II Shares	3,605	(6,374)	(2,769)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	7,858	(8,591)	(733)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	101,893	(287,292)	(185,399)
Invesco V.I. Comstock Fund - Series I Shares	11,661	(6,350)	5,311
Invesco V.I. Comstock Fund - Series II Shares	113,391	(148,395)	(35,004)
Invesco V.I. Core Equity Fund - Series I Shares	1,009	(25,504)	(24,495)
Invesco V.I. Core Equity Fund - Series II Shares	1,066	(7,700)	(6,634)
Invesco V.I. Diversified Dividend Fund - Series I Shares	8,053	(19,395)	(11,342)
Invesco V.I. Diversified Dividend Fund - Series II Shares	149,896	(193,939)	(44,043)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	329,929	(357,360)	(27,431)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2,804,608	(1,550,612)	1,253,996
Invesco V.I. Equity and Income Fund - Series I Shares	—	(185)	(185)
Invesco V.I. Equity and Income Fund - Series II Shares	82,944	(193,542)	(110,598)
Invesco V.I. Global Fund - Series II Shares	17,396	(66,631)	(49,235)
Invesco V.I. International Growth Fund - Series I Shares	61,057	(38,025)	23,032
Invesco V.I. International Growth Fund - Series II Shares	422,285	(469,528)	(47,243)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	92,928	(19,657)	73,271
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	212,092	(304,891)	(92,799)
Janus Henderson Balanced Portfolio - Service Shares	29,863	(92,175)	(62,312)
Janus Henderson Enterprise Portfolio - Service Shares	4,890	(17,497)	(12,607)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Henderson Global Research Portfolio - Service Shares	1,758	(7,468)	(5,710)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	409,706	(261,683)	148,023
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	9,880,842	(2,058,993)	7,821,849
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	33,018	(86,876)	(53,858)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	3,833	(141)	3,692
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	51,431	(48,975)	2,456
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	4,443	(65)	4,378
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(388)	(388)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	(34,545)	(34,545)
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	605,754	(836,404)	(230,650)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	555,167	(445,808)	109,359
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	53,663	(54,190)	(527)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,766,855	(1,714,779)	52,076
LVIP American Balanced Allocation Fund - Service Class	1,045,023	(738,920)	306,103
LVIP American Balanced Allocation Fund - Standard Class	199,817	(46,488)	153,329
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	3,913,102	(3,629,370)	283,732
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	204,819	(223,725)	(18,906)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	15	(922)	(907)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	291,792	(515,328)	(223,536)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	80	(2,392)	(2,312)
LVIP American Global Growth Fund - Service Class II	1,077,400	(1,494,412)	(417,012)
LVIP American Global Small Capitalization Fund - Service Class II	328,820	(767,711)	(438,891)
LVIP American Growth Allocation Fund - Service Class	512,173	(471,377)	40,796
LVIP American Growth Allocation Fund - Standard Class	81,137	(52,604)	28,533
LVIP American Growth Fund - Service Class II	2,274,845	(3,869,041)	(1,594,196)
LVIP American Growth-Income Fund - Service Class II	3,863,128	(1,231,814)	2,631,314
LVIP American Income Allocation Fund - Standard Class	222	(902)	(680)
LVIP American International Fund - Service Class II	1,378,922	(1,476,929)	(98,007)
LVIP American Preservation Fund - Service Class	3,037,812	(1,266,225)	1,771,587
LVIP American Preservation Fund - Standard Class	47,374	(10,327)	37,047
LVIP Baron Growth Opportunities Fund - Service Class	975,140	(1,610,855)	(635,715)
LVIP Baron Growth Opportunities Fund - Standard Class	28,129	(16,380)	11,749
LVIP BlackRock Advantage Allocation Fund - Service Class	224,544	(113,547)	110,997
LVIP BlackRock Advantage Allocation Fund - Standard Class	37,348	(1,285)	36,063
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	8,981,919	(5,425,636)	3,556,283
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	9,663	(10,417)	(754)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	1,148,037	(6,533,001)	(5,384,964)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	106	(7,418)	(7,312)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	3,298,077	(3,032,780)	265,297
LVIP BlackRock Global Real Estate Fund - Service Class	937,429	(1,060,486)	(123,057)
LVIP BlackRock Global Real Estate Fund - Standard Class	58,343	(11,941)	46,402
LVIP BlackRock Inflation Protected Bond Fund - Service Class	5,876,429	(8,486,857)	(2,610,428)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	322,735	(134,657)	188,078
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	7,137,675	(1,952,235)	5,185,440
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	5,366,752	(2,560,502)	2,806,250
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,771	(18,202)	(16,431)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	2,325,019	(4,579,931)	(2,254,912)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,191	(833)	358
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	808,871	(3,661,138)	(2,852,267)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2,308	(2,539)	(231)
LVIP Delaware Bond Fund - Service Class	33,276,567	(25,668,433)	7,608,134
LVIP Delaware Bond Fund - Standard Class	295,017	(415,105)	(120,088)
LVIP Delaware Diversified Floating Rate Fund - Service Class	4,177,729	(11,090,223)	(6,912,494)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	105,065	(96,553)	8,512
LVIP Delaware Diversified Income Fund - Service Class	11,066,967	(12,881,148)	(1,814,181)
LVIP Delaware Diversified Income Fund - Standard Class	352,855	(227,550)	125,305
LVIP Delaware High Yield Fund - Service Class	1,085,508	(1,502,155)	(416,647)
LVIP Delaware High Yield Fund - Standard Class	1,023	(11,751)	(10,728)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	10,998,030	(12,373,968)	(1,375,938)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	128,717	(82,581)	46,136
LVIP Delaware Mid Cap Value Fund - Service Class	1,370,947	(796,101)	574,846
LVIP Delaware REIT Fund - Service Class	736,239	(712,980)	23,259

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware REIT Fund - Standard Class	64,076	(29,355)	34,721
LVIP Delaware SMID Cap Core Fund - Service Class	458,365	(820,449)	(362,084)
LVIP Delaware SMID Cap Core Fund - Standard Class	46,095	(72,114)	(26,019)
LVIP Delaware Social Awareness Fund - Service Class	162,274	(345,882)	(183,608)
LVIP Delaware Social Awareness Fund - Standard Class	2,184	(20,453)	(18,269)
LVIP Delaware U.S. Growth Fund - Service Class	258,399	(2,241,382)	(1,982,983)
LVIP Delaware U.S. Growth Fund - Standard Class	11,773	(13,972)	(2,199)
LVIP Delaware Value Fund - Service Class	731,558	(1,692,911)	(961,353)
LVIP Delaware Value Fund - Standard Class	104,478	(99,800)	4,678
LVIP Delaware Wealth Builder Fund - Service Class	212,826	(194,448)	18,378
LVIP Delaware Wealth Builder Fund - Standard Class	3,223	(40,489)	(37,266)
LVIP Dimensional International Core Equity Fund - Service Class	1,732,650	(741,355)	991,295
LVIP Dimensional International Core Equity Fund - Standard Class	579,317	(228,973)	350,344
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	12,501,424	(5,239,575)	7,261,849
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	122,971	(98,129)	24,842
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,606,113	(956,541)	649,572
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	404,529	(154,642)	249,887
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,542,991	(837,658)	705,333
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	308,710	(240,721)	67,989
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	1,741,532	(5,686,923)	(3,945,391)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	43,235	(56,025)	(12,790)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	2,734,991	(2,929,624)	(194,633)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	69	(924)	(855)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	2,611,307	(7,799,092)	(5,187,785)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	4,149	(4,085)	64
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	302,827	(180,734)	122,093
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	1,465	(6,136)	(4,671)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	5,284,100	(768,510)	4,515,590
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	60,126	(12,247)	47,879
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,211,720	(6,371,706)	(5,159,986)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	77,590	(205)	77,385
LVIP Global Growth Allocation Managed Risk Fund - Service Class	12,174	(51,134,383)	(51,122,209)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	117,918	(95,672)	22,246
LVIP Global Income Fund - Service Class	3,320,602	(6,867,009)	(3,546,407)
LVIP Global Income Fund - Standard Class	38,061	(7,086)	30,975
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	1,329,133	(33,109,734)	(31,780,601)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	36,361	(37,145)	(784)
LVIP Government Money Market Fund - Service Class	50,558,159	(32,125,785)	18,432,374
LVIP Government Money Market Fund - Standard Class	4,994,950	(3,448,327)	1,546,623
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	2,365,226	(4,310,869)	(1,945,643)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	687	(594)	93
LVIP JPMorgan High Yield Fund - Service Class	4,085,327	(4,089,857)	(4,530)
LVIP JPMorgan High Yield Fund - Standard Class	100,388	(77,360)	23,028
LVIP JPMorgan Retirement Income Fund - Service Class	264,475	(178,370)	86,105
LVIP JPMorgan Retirement Income Fund - Standard Class	28,805	(786)	28,019
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	3,674,400	(4,576,188)	(901,788)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	14,230	(14,703)	(473)
LVIP Loomis Sayles Global Growth Fund - Service Class	165,577	(41,273)	124,304
LVIP Loomis Sayles Global Growth Fund - Standard Class	6,629	(4,363)	2,266
LVIP MFS International Equity Managed Volatility Fund - Service Class	6,424,221	(3,271,091)	3,153,130
LVIP MFS International Growth Fund - Service Class	1,546,989	(1,488,909)	58,080
LVIP MFS International Growth Fund - Standard Class	91,419	(38,856)	52,563
LVIP MFS Value Fund - Service Class	4,296,064	(3,127,932)	1,168,132
LVIP MFS Value Fund - Standard Class	121,237	(28,610)	92,627
LVIP Mondrian International Value Fund - Service Class	2,524,303	(1,589,411)	934,892
LVIP Mondrian International Value Fund - Standard Class	62,094	(42,667)	19,427
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	1,140,193	(577,382)	562,811
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	317	—	317
LVIP PIMCO Low Duration Bond Fund - Service Class	19,197,542	(6,366,524)	12,831,018
LVIP PIMCO Low Duration Bond Fund - Standard Class	780,523	(389,774)	390,749
LVIP SSGA Bond Index Fund - Service Class	10,459,509	(8,623,511)	1,835,998
LVIP SSGA Bond Index Fund - Standard Class	651,856	(198,526)	453,330

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,555,158	(1,101,580)	453,578
LVIP SSGA Conservative Index Allocation Fund - Standard Class	266,660	(29,383)	237,277
LVIP SSGA Conservative Structured Allocation Fund - Service Class	611,256	(1,541,606)	(930,350)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	23,946	(13,428)	10,518
LVIP SSGA Developed International 150 Fund - Service Class	1,621,644	(1,472,416)	149,228
LVIP SSGA Developed International 150 Fund - Standard Class	24,251	(23,932)	319
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,232,062	(1,496,358)	(264,296)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	68,862	(73,989)	(5,127)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	418,495	(124,868)	293,627
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	56,869	(28,161)	28,708
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	481,583	(5,911,405)	(5,429,822)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	28,200	(1,976)	26,224
LVIP SSGA International Index Fund - Service Class	1,784,370	(2,749,749)	(965,379)
LVIP SSGA International Index Fund - Standard Class	263,808	(73,935)	189,873
LVIP SSGA International Managed Volatility Fund - Service Class	3,840,534	(3,632,025)	208,509
LVIP SSGA International Managed Volatility Fund - Standard Class	4,234	(10,725)	(6,491)
LVIP SSGA Large Cap 100 Fund - Service Class	1,696,611	(2,097,225)	(400,614)
LVIP SSGA Large Cap 100 Fund - Standard Class	99,070	(60,891)	38,179
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	2,562,513	(3,261,507)	(698,994)
LVIP SSGA Mid-Cap Index Fund - Service Class	1,718,231	(822,809)	895,422
LVIP SSGA Mid-Cap Index Fund - Standard Class	193,871	(111,628)	82,243
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,059,397	(1,746,955)	(687,558)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	205,262	(6,810)	198,452
LVIP SSGA Moderate Structured Allocation Fund - Service Class	458,043	(4,217,496)	(3,759,453)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	29,186	(4,853)	24,333
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,023,251	(1,865,392)	(842,141)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	26,159	(1,855)	24,304
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	477,477	(3,421,866)	(2,944,389)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	19,125	(21,077)	(1,952)
LVIP SSGA S&P 500 Index Fund - Service Class	5,661,108	(5,234,454)	426,654
LVIP SSGA S&P 500 Index Fund - Standard Class	899,744	(398,356)	501,388
LVIP SSGA Short-Term Bond Index Fund - Service Class	12,545,326	(7,686,892)	4,858,434
LVIP SSGA Short-Term Bond Index Fund - Standard Class	511,857	(222,567)	289,290
LVIP SSGA Small-Cap Index Fund - Service Class	2,847,999	(3,112,697)	(264,698)
LVIP SSGA Small-Cap Index Fund - Standard Class	346,784	(240,185)	106,599
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	1,912,685	(1,504,569)	408,116
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	199,389	(95,914)	103,475
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	5,840,586	(5,648,047)	192,539
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,770	(2,438)	(668)
LVIP T. Rowe Price 2010 Fund - Service Class	21,773	(79,009)	(57,236)
LVIP T. Rowe Price 2020 Fund - Service Class	42,470	(82,210)	(39,740)
LVIP T. Rowe Price 2030 Fund - Service Class	25,933	(69,123)	(43,190)
LVIP T. Rowe Price 2040 Fund - Service Class	34,830	(59,801)	(24,971)
LVIP T. Rowe Price Growth Stock Fund - Service Class	646,581	(2,363,924)	(1,717,343)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	52,306	(35,830)	16,476
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	916,868	(940,920)	(24,052)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	92,973	(45,293)	47,680
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	4,700,862	(770,298)	3,930,564
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	62,545	(3,827)	58,718
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	14,054,665	(3,320,509)	10,734,156
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	49,436	(10,643)	38,793
LVIP Vanguard Bond Allocation Fund - Service Class	12,475,189	(6,706,004)	5,769,185
LVIP Vanguard Bond Allocation Fund - Standard Class	1,314,168	(523,972)	790,196
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,760,082	(1,762,555)	(2,473)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	346,739	(127,147)	219,592
LVIP Vanguard International Equity ETF Fund - Service Class	1,993,217	(1,494,879)	498,338
LVIP Vanguard International Equity ETF Fund - Standard Class	374,279	(159,861)	214,418
LVIP Wellington Capital Growth Fund - Service Class	1,284,073	(2,557,922)	(1,273,849)
LVIP Wellington Capital Growth Fund - Standard Class	180,139	(51,033)	129,106
LVIP Wellington SMID Cap Value Fund - Service Class	1,446,538	(933,850)	512,688
LVIP Wellington SMID Cap Value Fund - Standard Class	56,131	(23,797)	32,334
LVIP Western Asset Core Bond Fund - Service Class	11,248,305	(2,028,311)	9,219,994

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Western Asset Core Bond Fund - Standard Class	331,279	(121,633)	209,646
MFS® VIT Growth Series - Initial Class	21,796	(32,896)	(11,100)
MFS® VIT Growth Series - Service Class	862,716	(695,982)	166,734
MFS® VIT Total Return Series - Initial Class	9,426	(32,769)	(23,343)
MFS® VIT Total Return Series - Service Class	684,579	(427,687)	256,892
MFS® VIT Utilities Series - Initial Class	22,071	(32,454)	(10,383)
MFS® VIT Utilities Series - Service Class	476,527	(846,751)	(370,224)
MFS® VIT II Core Equity Portfolio - Service Class	10,286	(7,645)	2,641
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	44,224	(37,160)	7,064
MFS® VIT II International Intrinsic Value Portfolio - Service Class	248,603	(414,197)	(165,594)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	8,012	(2,579)	5,433
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	200,251	(151,236)	49,015
Morgan Stanley VIF Growth Portfolio - Class II	21,111	(34,400)	(13,289)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	71,482	(108,440)	(36,958)
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	28,988	(436,570)	(407,582)
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	5	(10,546)	(10,541)
PIMCO VIT All Asset Portfolio - Advisor Class	444,258	(31,874)	412,384
PIMCO VIT All Asset Portfolio - Institutional Class	19,215	(334)	18,881
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	325,109	(275,034)	50,075
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	16,785	(16,146)	639
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	57,549	(133,198)	(75,649)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	926	(852)	74
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	67,055	(140,064)	(73,009)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	11,497	(14,187)	(2,690)
Putnam VT George Putnam Balanced Fund - Class IA	14,927	(12,037)	2,890
Putnam VT George Putnam Balanced Fund - Class IB	1,995,616	(833,233)	1,162,383
Putnam VT Global Health Care Fund - Class IA	48,515	(19,963)	28,552
Putnam VT Global Health Care Fund - Class IB	400,301	(398,293)	2,008
Putnam VT Income Fund - Class IA	107,365	(7,279)	100,086
Putnam VT Income Fund - Class IB	288,334	(246,714)	41,620
Putnam VT Large Cap Value Fund - Class IA	191,582	(50,561)	141,021
Putnam VT Large Cap Value Fund - Class IB	1,735,521	(159,983)	1,575,538
Putnam VT Multi-Asset Absolute Return Fund - Class IA	282	(922)	(640)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	74,651	(59,200)	15,451
Rational Trend Aggregation VA Fund	5,962	(10,242)	(4,280)
SEI VP Market Growth Strategy Fund - Class II	198	(178,333)	(178,135)
SEI VP Market Growth Strategy Fund - Class III	3,908	(236,956)	(233,048)
SEI VP Market Plus Strategy Fund - Class III	2,185	(85,029)	(82,844)
Templeton Foreign VIP Fund - Class 1	3,683	(722)	2,961
Templeton Foreign VIP Fund - Class 4	103,909	(99,771)	4,138
Templeton Global Bond VIP Fund - Class 1	77,246	(211,609)	(134,363)
Templeton Global Bond VIP Fund - Class 2	1,255,324	(1,739,820)	(484,496)
Templeton Global Bond VIP Fund - Class 4	475,779	(868,270)	(392,491)
Templeton Growth VIP Fund - Class 2	121,179	(225,429)	(104,250)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	—	(65,929)	(65,929)
VanEck VIP Global Resources Fund - Class S Shares	524,388	(339,399)	184,989
VanEck VIP Global Resources Fund - Initial Class Shares	148,798	(97,090)	51,708
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	254,477	(296,802)	(42,325)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	5,103	(47,158)	(42,055)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Variable Annuity Account N ("Variable Account"), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 13, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS International Value Portfolio - Class B	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
AB VPS Small/Mid Cap Value Portfolio - Class B	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ALPS/Alerian Energy Infrastructure Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ALPS/Alerian Energy Infrastructure Portfolio - Class III	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ALPS/Red Rocks Global Opportunity Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ALPS/Red Rocks Global Opportunity Portfolio - Class III	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Balanced Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Balanced Fund - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Inflation Protection Fund - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Large Company Value Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Century VP Large Company Value Fund - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Asset Allocation Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Asset Allocation Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Asset Allocation Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Capital Income Builder® - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Capital Income Builder® - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Capital Income Builder® - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Capital World Bond Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Capital World Bond Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Capital World Growth and Income Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Capital World Growth and Income Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Global Balanced Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Balanced Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Growth Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Growth Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Growth Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Small Capitalization Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth-Income Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth-Income Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth-Income Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Growth-Income Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds High-Income Trust - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds High-Income Trust - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds International Growth and Income Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds International Growth and Income Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Managed Risk Asset Allocation Fund - Class P1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Managed Risk Growth Fund - Class P1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Managed Risk Growth-Income Fund - Class P1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Managed Risk International Fund - Class P1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Mortgage Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Mortgage Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Mortgage Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds New World Fund® - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds New World Fund® - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds New World Fund® - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds The Bond Fund of America - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds The Bond Fund of America - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds U.S. Government Securities Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds U.S. Government Securities Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Washington Mutual Investors Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Washington Mutual Investors Fund - Class 1A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
American Funds Washington Mutual Investors Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
BlackRock Global Allocation V.I. Fund - Class III	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Aggressive Growth Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Aggressive Growth Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
ClearBridge Variable Large Cap Growth Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Columbia VP Commodity Strategy Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Columbia VP Emerging Markets Bond Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Columbia VP Emerging Markets Bond Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Columbia VP Strategic Income Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Asset Strategy Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Asset Strategy Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Energy Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Energy Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP High Income Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP High Income Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Science and Technology Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Science and Technology Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® International Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from December 11, 2020 (commencement of operations) through December 31, 2020
Delaware VIP® International Value Equity Series - Standard Class	N/A - the fund merged into Delaware VIP® International Series - Standard Class during 2020	N/A - the fund merged into Delaware VIP® International Series - Standard Class during 2020	For the year ended December 31, 2020 (the fund merged into Delaware VIP® International Series - Standard Class during 2020)
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Eaton Vance VT Floating-Rate Income Fund - ADV Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Balanced Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Mid Cap Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Strategic Income Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
First Trust Capital Strength Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from May 19, 2020 (commencement of operations) through December 31, 2020
First Trust Capital Strength Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from June 5, 2020 (commencement of operations) through December 31, 2020
First Trust Dorsey Wright Tactical Core Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
First Trust Dorsey Wright Tactical Core Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from June 30, 2020 (commencement of operations) through December 31, 2020
First Trust International Developed Capital Strength Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from August 4, 2020 (commencement of operations) through December 31, 2020
First Trust Multi Income Allocation Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
First Trust Multi Income Allocation Portfolio - Class II	As of December 31, 2021	For the period from June 17, 2021 through December 31, 2021	For the period from June 17, 2021 through December 31, 2021
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Allocation VIP Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Income VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Income VIP Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Income VIP Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Multi-Asset Variable Conservative Growth - Class I	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 15, 2020 (commencement of operations) through December 31, 2020
Franklin Multi-Asset Variable Conservative Growth - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Mutual Shares VIP Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Small Cap Value VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Small Cap Value VIP Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Large Cap Value Fund - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Guggenheim VT Long Short Equity	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Guggenheim VT Multi-Hedge Strategies	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Hartford Capital Appreciation HLS Fund - Class IA	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Hartford Capital Appreciation HLS Fund - Class IC	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. American Franchise Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Comstock Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Core Equity Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Diversified Dividend Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Equity and Income Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Equity and Income Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Global Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. International Growth Fund - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from August 27, 2020 (commencement of operations) through December 31, 2020
Lincoln iShares® Global Growth Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	As of December 31, 2021	For the period from December 20, 2021 through December 31, 2021	For the period from December 20, 2021 through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	As of December 31, 2021	For the period from November 19, 2021 through December 31, 2021	For the period from November 19, 2021 through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	As of December 31, 2021	For the period from September 20, 2021 through December 31, 2021	For the period from September 20, 2021 through December 31, 2021
Lincoln S&P 500 Buffer Fund Aug - Service Class	As of December 31, 2021	For the period from August 25, 2021 through December 31, 2021	For the period from August 25, 2021 through December 31, 2021
Lincoln S&P 500 Buffer Fund May - Service Class	As of December 31, 2021	For the period from October 1, 2021 through December 31, 2021	For the period from October 1, 2021 through December 31, 2021
Lincoln S&P 500 Buffer Fund Nov - Service Class	As of December 31, 2021	For the period from November 23, 2021 through December 31, 2021	For the period from November 23, 2021 through December 31, 2021
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	As of December 31, 2021	For the period from October 14, 2021 through December 31, 2021	For the period from October 14, 2021 through December 31, 2021
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	As of December 31, 2021	For the period from December 17, 2021 through December 31, 2021	For the period from December 17, 2021 through December 31, 2021
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP American Global Growth Fund - Service Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Global Small Capitalization Fund - Service Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Growth Fund - Service Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Growth-Income Fund - Service Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American International Fund - Service Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Preservation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP American Preservation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Advantage Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Advantage Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Global Real Estate Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Bond Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Income Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware High Yield Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Mid Cap Value Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2021	For the period from July 6, 2021 through December 31, 2021	For the period from July 6, 2021 through December 31, 2021
LVIP Delaware REIT Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware REIT Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware SMID Cap Core Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware SMID Cap Core Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware U.S. Growth Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware U.S. Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Value Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	Available fund with no money invested at December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Income Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Government Money Market Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Government Money Market Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Loomis Sayles Global Growth Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS International Equity Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS International Growth Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS Value Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP MFS Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP PIMCO Low Duration Bond Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Conservative Index Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Conservative Structured Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Developed International 150 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Emerging Markets 100 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Index Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Large Cap 100 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderate Index Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderate Structured Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2021	For the period from June 7, 2021 through December 31, 2021	For the period from June 7, 2021 through December 31, 2021
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	As of December 31, 2021	For the period from June 17, 2021 through December 31, 2021	For the period from June 17, 2021 through December 31, 2021
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Short-Term Bond Index Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2010 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard Bond Allocation Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Western Asset Core Bond Fund - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
LVIP Western Asset Core Bond Fund - Standard Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Growth Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Growth Series - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Total Return Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Total Return Series - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Utilities Series - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT Utilities Series - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT II Core Equity Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
MFS® VIT II International Intrinsic Value Portfolio - Service Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Morgan Stanley VIF Growth Portfolio - Class II	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT All Asset All Authority Portfolio - Advisor Class	N/A - the fund merged into PIMCO VIT All Asset Portfolio - Advisor Class during 2020	N/A - the fund merged into PIMCO VIT All Asset Portfolio - Advisor Class during 2020	For the year ended December 31, 2020 (the fund merged into PIMCO VIT All Asset Portfolio - Advisor Class during 2020)
PIMCO VIT All Asset All Authority Portfolio - Institutional Class	N/A - the fund merged into PIMCO VIT All Asset Portfolio - Institutional Class during 2020	N/A - the fund merged into PIMCO VIT All Asset Portfolio - Institutional Class during 2020	For the year ended December 31, 2020 (the fund merged into PIMCO VIT All Asset Portfolio - Institutional Class during 2020)
PIMCO VIT All Asset Portfolio - Advisor Class	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from June 1, 2020 (commencement of operations) through December 31, 2020
PIMCO VIT All Asset Portfolio - Institutional Class	As of December 31, 2021	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from June 1, 2020 (commencement of operations) through December 31, 2020
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT George Putnam Balanced Fund - Class IB	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Global Health Care Fund - Class IA	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Income Fund - Class IA	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Income Fund - Class IB	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Large Cap Value Fund - Class IA	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Putnam VT Multi-Asset Absolute Return Fund - Class IA	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Putnam VT Multi-Asset Absolute Return Fund - Class IB	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Rational Trend Aggregation VA Fund	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021 (the fund ceased to be available as an investment option to Variable Account contract owners during 2021)
SEI VP Market Growth Strategy Fund - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	For the year ended December 31, 2020 (the fund ceased to be available as an investment option to Variable Account contract owners during 2020)
SEI VP Market Growth Strategy Fund - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	For the year ended December 31, 2020 (the fund ceased to be available as an investment option to Variable Account contract owners during 2020)
SEI VP Market Plus Strategy Fund - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2020	For the year ended December 31, 2020 (the fund ceased to be available as an investment option to Variable Account contract owners during 2020)
Templeton Foreign VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Foreign VIP Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Templeton Growth VIP Fund - Class 2	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
TOPS® Balanced ETF Portfolio - Service Class Shares	As of December 31, 2021	For the period from June 8, 2021 through December 31, 2021	For the period from June 8, 2021 through December 31, 2021
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
VanEck VIP Global Resources Fund - Class S Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
VanEck VIP Global Resources Fund - Initial Class Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	As of December 31, 2021	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021